As filed with the Securities and Exchange Commission on February 25, 2003

                                                              File Nos. 33-34423
                                                                       811-06087

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 36

                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                AMENDMENT NO. 38

                        SALOMON BROTHERS SERIES FUNDS INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   125 BROAD STREET, NEW YORK, NEW YORK 10004
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 725-6666

                             WILLIAM J. RENAHAN, ESQ
                            300 FIRST STAMFORD PLACE
                           STAMFORD, CONNECTICUT 06902
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

   ROGER P. JOSEPH, ESQ.                                 SARAH E. COGAN, ESQ.
     BINGHAM DANA LLP,                                SIMPSON THACHER & BARTLETT
    150 FEDERAL STREET                                   425 LEXINGTON AVENUE
BOSTON, MASSACHUSETTS 02110                            NEW YORK, NEW YORK 10017

                                   ----------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective:

          [_]  immediately upon filing pursuant to Rule 485(b)

          [_]  on (date) pursuant to paragraph (b)

          [_]  60 days after filing pursuant to paragraph (a)(1)

          [X]  on April 30, 2003 pursuant to paragraph (a)(1)

          [_]  75 days after filing pursuant to paragraph (a)(2)

          [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

          [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
AND
APPLICATION
April 30, 2003

SALOMON BROTHERS
ASSET MANAGEMENT

                       All Cap Value Fund
                       Asia Growth Fund
                       Balanced Fund
                       California Tax Free
                       Bond Fund
                       Capital Fund
                       Cash Management Fund
                       High Yield Bond Fund
                       International Equity Fund
                       Investors Value Fund
                       Large Cap Core Equity Fund
Salomon Brothers       Large Cap Growth Fund
                       Mid Cap Fund
                       National Tax Free
                       Bond Fund
                       New York Municipal
                       Money Market Fund
                       New York Tax Free
                       Bond Fund
                       Short/Intermediate
                       U.S. Government Fund
                       Small Cap Growth Fund
                       Strategic Bond Fund


The Securities and Exchange Commission has not approved the funds' shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 CONTENTS


            Fund goals, strategies and risks:

                All Cap Value Fund......................................    2
                Asia Growth Fund........................................    5
                Balanced Fund...........................................    9
                California Tax Free Bond Fund...........................   13
                Capital Fund............................................   17
                Cash Management Fund....................................   20
                High Yield Bond Fund....................................   22
                International Equity Fund...............................   25
                Investors Value Fund....................................   29
                Large Cap Core Equity Fund..............................   32
                Large Cap Growth Fund...................................   35
                Mid Cap Fund............................................   38
                National Tax Free Bond Fund.............................   41
                New York Municipal Money Market Fund....................   45
                New York Tax Free Bond Fund.............................   48
                Short/Intermediate U.S. Government Fund.................   52
                Small Cap Growth Fund...................................   55
                Strategic Bond Fund.....................................   58
            More on the funds' investments..............................   62
            Management..................................................   69
            Choosing a share class to buy...............................   73
            Buying shares and exchanging shares.........................   80
            Redeeming shares............................................   82
            Other things to know about share transactions...............   84
            Dividends, distributions and taxes..........................   86
            Financial highlights........................................   89


                                ABOUT THE FUNDS


Equity/Blend Funds           Fixed Income Funds         Money Market Funds
All Cap Value Fund           California Tax Free        Cash Management Fund
Asia Growth Fund             Bond Fund                  New York Municipal Money
Balanced Fund                High Yield Bond Fund       Market Fund
Capital Fund                 National Tax Free
International Equity Fund    Bond Fund
Investors Value Fund         New York Tax Free
Large Cap Core               Bond Fund
  Equity Fund                Short/Intermediate
Large Cap Growth Fund        U.S. Government Fund
Mid Cap Fund                 Strategic Bond Fund
Small Cap Growth Fund


                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                     Salomon Brothers Investment Series - 1

 ALL CAP VALUE FUND


 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective. These objectives may be changed without
                         shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks and common stock
 STRATEGY                equivalents, such as preferred stocks and securities
                         convertible into common stocks, of companies the manager
                         believes are undervalued in the marketplace. While the
                         manager selects investments primarily for their capital
                         appreciation potential, secondary consideration is given to a company's dividend record and the potential for an
                         improved dividend return. The fund generally invests in
                         securities of large, well-known companies but may also
                         invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes
                         smaller companies offer more attractive value opportunities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager employs a two-step stock selection process in
 MANAGER                 its search for undervalued stocks of temporarily out of
 SELECTS THE             favor companies. First, the manager uses proprietary models
 FUND'S                  and fundamental research to try to identify stocks that are
 INVESTMENTS             underpriced in the market relative to their fundamental
                         value. Next, the manager looks for a positive catalyst in
                         the company's near term outlook which the manager believes will accelerate earnings or improve the value of the
                         company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.
                         When evaluating an individual stock, the manager looks for:
                          Low market valuations measured by the manager's valuation
                          models.
                          Positive changes in earnings prospects because of factors
                          such as:
                           New, improved or unique products and services.
                           New or rapidly expanding markets for the company's products.
                           New management.
                           Changes in the economic, financial, regulatory or political environment particularly affecting the company.
                           Effective research, product development and marketing.
                           A business strategy not yet recognized by the marketplace.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                 Stock prices decline generally.
                          The manager's judgment about the attractiveness, value or
                          potential appreciation of a particular stock proves to be
                          incorrect.
                          An adverse event, such as negative press reports about a
                          company in which the fund invests, depresses the value of
                          the company's stock.
                          The markets strongly favor growth stocks over stocks with
                          value characteristics.
                          Small or medium capitalization companies fall out of favor with investors.
                         Compared to mutual funds that focus only on large
                         capitalization companies, the fund's share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.
                         Compared to large companies, small and medium capitalization companies are more likely to have:
                         More limited product lines.
                         Fewer capital resources.
                          More limited management depth.
                          Further, securities of small and medium capitalization
                          companies are more likely to:
                          Experience sharper swings in market values.
                          Be harder to sell at times and at prices the manager
                          believes appropriate.
                          Offer greater potential for gains and losses.



                               All Cap Value Fund
                     Salomon Brothers Investment Series - 2

 PERFORMANCE
 The bar chart indicates the risks of                    [BAR CHART]
 investing in the fund by showing                      % Total Return
 changes in the fund's performance                            02
 from year to year. Past performance             Calendar year ended December 31
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 [    ]% in  th quarter 2002;
 Lowest: [    ]% in  nd quarter 2002.
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2,
                                                                                   O and Y shares would
                                                                                   have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



--------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

  AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                  Since*
                                                                1 Year          Inception
 Class A

   Return Before Taxes                                                  %               %

   Return After Taxes on Distributions                                  %               %

   Return After Taxes on Distributions and Sale of Fund                 %               %
   Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                                                %               %

 Class 2                                                                %               %

 Class O                                                                %               %

 Class Y                                                                %               %

-------------------------------------------------------------------------
 [                     ] Index                                          %               %
 * The inception date is     , 2001.

                                                                                             COMPARATIVE
                                                                                             PERFORMANCE

                                                                                             This table compares the
                                                                                             before- and after-tax
                                                                                             average annual total
                                                                                             return of the fund's
                                                                                             Class A shares for the
                                                                                             periods shown with that
                                                                                             of the [Index]
                                                                                             ('Index'), a
                                                                                             broad-based unmanaged
                                                                                             index of [        ].
                                                                                             After-tax returns for
                                                                                             all other classes will
                                                                                             vary. After-tax returns
                                                                                             are calculated using
                                                                                             the highest historical
                                                                                             individual federal
                                                                                             marginal income tax
                                                                                             rates and do not
                                                                                             reflect the impact of
                                                                                             state and local taxes.
                                                                                             Actual after-tax
                                                                                             returns depend upon an
                                                                                             individual investor's
                                                                                             tax situation and may
                                                                                             differ from those
                                                                                             shown. After-tax
                                                                                             returns shown are not
                                                                                             relevant to investors
                                                                                             who hold their fund
                                                                                             shares through
                                                                                             tax-deferred
                                                                                             arrangements such as
                                                                                             401(k) plans or
                                                                                             individual retirement
                                                                                             accounts. This table
                                                                                             also compares the
                                                                                             before-tax average
                                                                                             annual total returns of
                                                                                             the other fund classes
                                                                                             with the Index. The
                                                                                             fund's past
                                                                                             performance, before and
                                                                                             after taxes, is not
                                                                                             necessarily an
                                                                                             indication of how the
                                                                                             fund will perform in
                                                                                             the future.




                               All Cap Value Fund
                     Salomon Brothers Investment Series - 3

 FEE TABLE


----------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y

 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None

 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

 Management fees                                   0.75%     0.75%     0.75%     0.75%     0.75%

 Distribution and service (12b-1) fee              0.25%     1.00%     1.00%      None      None

 Other expenses                                        %         %         %         %         %

 Total annual fund operating expenses                  %         %         %         %         %

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                    FEES AND EXPENSES
                                                                                                    This table sets forth
                                                                                                    the fees and expenses
                                                                                                    you will pay if you
                                                                                                    invest in shares of the
                                                                                                    fund.
                                                                                                    Because of voluntary
                                                                                                    waivers and/or
                                                                                                    reimbursements, actual
                                                                                                    total annual fund
                                                                                                    operating expenses are
                                                                                                    expected to be:
                                                                                                    Class A:   %
                                                                                                    Class B:   %
                                                                                                    Class 2:   %
                                                                                                    Class O:   %
                                                                                                    Class Y:   %
                                                                                                    These waivers and/or
                                                                                                    reimbursements may be
                                                                                                    reduced or terminated
                                                                                                    at any time.

---------------------------------------------------------------------------------------------------------------------------



 EXAMPLE



 NUMBER OF YEARS YOU OWN YOUR SHARES                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                                    $       $         $           $

 Class B (redemption at end of period)

 Class B (no redemption)
 Class 2 (redemption at end of period)
 Class 2 (no redemption)

 Class O
 Class Y
 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)

                                                                                                     This example helps you
                                                                                                     compare the cost of
                                                                                                     investing in the fund
                                                                                                     with other mutual
                                                                                                     funds. Your actual cost
                                                                                                     may be higher or lower.



                               All Cap Value Fund
                     Salomon Brothers Investment Series - 4

 ASIA GROWTH FUND

 INVESTMENT              The fund seeks long-term capital appreciation.
 OBJECTIVE
-------------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT    The fund invests primarily in equity and equity-related
 STRATEGY                securities of 'Asian companies.' Under normal circumstances, the fund invests at least 80% of its assets in these
                         securities and related investments. The fund considers
                         'Asian companies' to include companies that are organized
                         under the laws of any country in the Asian region other than
                         Japan, Australia and New Zealand. The fund also considers
                         companies to be 'Asian companies' if Salomon Brothers Asia
                         Pacific Limited, the fund's subadviser, determines that
                         they: (i) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian countries; (ii) maintain at least 50% of their assets in one or more of the Asian
                         countries; or (iii) have securities which are traded
                         principally on the stock exchange in an Asian country. The fund is not limited in the amount of assets it can allocate to one or more Asian countries. Equity and equity related
                         securities include common and preferred stock, bonds
                         convertible into common and preferred stock, equity-linked debt securities, and American, Global or other types of
                         Depositary Receipts.
-------------------------------------------------------------------------------------

 HOW THE                 In selecting portfolio securities, the subadviser seeks to
 SUBADVISER              identify specific industries and companies which offer the
 SELECTS THE             best relative potential for long-term capital appreciation
 FUND'S                  across Asian markets. Individual country weights compared to
 INVESTMENTS             the benchmark (the MSCI AC Asia Free Ex-Japan Index) are
                         managed tactically using fundamental and quantitative
                         analysis. In seeking to identify individual companies within
                         Asian industries, the subadviser tends to focus on companies that have the greatest growth potential and have strong cash flows.

                         In evaluating specific industries and country weighting, the subadviser considers macroeconomic factors such as
                         government policies, market liquidity, industry
                         competitiveness and business trends in an effort to identify an optimal allocation of assets among sectors and countries.
                         The subadviser then employs a combination of quantitative
                         and traditional fundamental analysis to identify individual companies within these industries which exhibit strong
                         returns on equity, positive cash flows and favorable
                         price-to-earnings ratios.

                         Please note that the fund has higher portfolio turnover than many other funds. Higher turnover increases transaction
                         costs and may result in early recognition of taxable gains.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 5

 PRINCIPAL RISKS
 OF INVESTING IN
 THE FUND
 Investments in Asian
 companies involve a
 substantial risk of
 loss.
 The fund is not
 diversified, which
 means that it can
 invest a higher
 percentage of its
 assets in any one
 issuer than a
 diversified fund.
 Also, the fund may
 invest more than 25%
 of its assets in any
 Asian country. Being
 non-diversified and
 not having a limit in
 its allocation of
 assets among Asian
 countries may magnify
 the fund's losses from
 events affecting a
 particular issuer or
 country.
                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:
                          Asian securities markets decline.
                          Economic, political or social instabilities significantly
                          disrupt the principal financial markets in the Asian region.
                          Factors creating volatility in one Asian country or emerging market negatively impact securities values or trading in
                          countries in the region.
                          The U.S. dollar appreciates against Asian currencies.
                          One or more governments in the region imposes restrictions on currency conversion or trading.
                          Asian economies grow at a slower rate than expected or
                          experience a downturn or recession.
                          In changing markets, the fund is unable to sell securities in desired amounts or at prices it considers reasonable.
                          The manager's judgment about the attractiveness, relative
                          value or potential appreciation of a particular sector or
                          stock proves to be incorrect.

                                Asia Growth Fund
                     Salomon Brothers Investment Series - 6

 PERFORMANCE
 The bar chart indicates the risks of                 [BAR CHART]
 investing in the fund by showing                   % Total Return
 changes in the fund's performance       97      98       99     00      01     02
 from year to year. Past performance   -25.55  -13.10    94.92  -33.07 -11.87
 does not necessarily indicate how            Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
    % in   quarter     ;
 Lowest:      % in    quarter     .
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




-----------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                           Since*
                                                               1 Year        5 Years     Inception

 Class A

   Return Before Taxes                                                 %             %           %

   Return After Taxes on Distributions                                 %             %           %

   Return After Taxes on Distributions and Sale of Fund                %             %           %
   Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                                               %             %           %

 Class 2'D'                                                            %             %           %

 Class O                                                               %             %           %

-------------------------------------------------------------------------
 MSCI AC Asia Free Ex-Japan Index                                      %             %           %

'D' formerly Class C

 *  The inception date is May 6, 1996.
                                                                                                      COMPARATIVE
                                                                                                      PERFORMANCE

                                                                                                      This table compares the
                                                                                                      before- and after-tax
                                                                                                      average annual total
                                                                                                      return of the fund's
                                                                                                      Class A shares for the
                                                                                                      periods shown with that
                                                                                                      of the MSCI AC Asia
                                                                                                      Free Ex-Japan Index
                                                                                                      ('MSCI Index'), a
                                                                                                      broad-based unmanaged
                                                                                                      index of Asian stocks.
                                                                                                      After-tax returns for
                                                                                                      all other classes will
                                                                                                      vary. After-tax returns
                                                                                                      are calculated using
                                                                                                      the highest historical
                                                                                                      individual federal
                                                                                                      marginal income tax
                                                                                                      rates and do not
                                                                                                      reflect the impact of
                                                                                                      state and local taxes.
                                                                                                      Actual after-tax
                                                                                                      returns depend upon an
                                                                                                      individual investor's
                                                                                                      tax situation and may
                                                                                                      differ from those
                                                                                                      shown. After-tax
                                                                                                      returns shown are not
                                                                                                      relevant to investors
                                                                                                      who hold their fund
                                                                                                      shares through
                                                                                                      tax-deferred
                                                                                                      arrangements such as
                                                                                                      401(k) plans or
                                                                                                      individual retirement
                                                                                                      accounts. This table
                                                                                                      also compares the
                                                                                                      before-tax average
                                                                                                      annual total returns of
                                                                                                      the other fund classes
                                                                                                      with the MSCI Index.
                                                                                                      The fund's past
                                                                                                      performance, before and
                                                                                                      after taxes, is not
                                                                                                      necessarily an
                                                                                                      indication of how the
                                                                                                      fund will perform in
                                                                                                      the future.


                                Asia Growth Fund
                     Salomon Brothers Investment Series - 7

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                  5.75%*     None     1.00%       None

 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.80%     0.80%     0.80%      0.80%

   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None

   Other expenses                                       %         %         %          %

   Total annual fund operating expenses                 %         %         %          %

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived or
                                                                                              reimbursed, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A:   %
                                                                                              Class  B:   %
                                                                                              Class  2:   %
                                                                                              Class  O:   %
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.
---------------------------------------------------------------------------------------------------------------------


 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $        $         $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                                Asia Growth Fund
                     Salomon Brothers Investment Series - 8

 BALANCED FUND


 INVESTMENT              The fund seeks to obtain above average income (compared to a
 OBJECTIVE               portfolio invested in equity securities). The fund's
                         secondary objective is to take advantage of opportunities
                         for growth of capital and income. These objectives may be
                         changed without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a broad range of equity and fixed income
 INVESTMENT              securities of both U.S. and foreign issuers. The fund varies
 STRATEGY                its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in non-convertible
                         fixed-income securities are primarily investment grade, but the fund may invest up to 20% of its assets in
                         nonconvertible fixed income securities rated below
                         investment grade by a recognized rating agency or in unrated securities of equivalent quality. Securities rated below
                         investment grade are commonly referred to as 'junk bonds.'
                         The fund may invest in convertible securities without limit as to credit quality and amount.

                         MATURITY: The fund's investments in fixed-income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE              Large market capitalizations.
 FUND'S                   Favorable dividend yields and price-to-earnings ratios.
 INVESTMENTS              Stocks that historically have been less volatile than the
                          market as a whole.
                          Strong balance sheets.
                          A catalyst for appreciation and restructuring potential,
                          product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristic, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                          Credit quality taking into account financial condition and profitability.
                          Future capital needs.
                          Potential for change in rating and industry outlook.
                          Management's ability to be competitive in its particular
                          industry.


                                 Balanced Fund
                     Salomon Brothers Investment Series - 9

 PRINCIPAL               While investing in a mix of equity and debt securities can
 RISKS OF                bring added benefits, it may also involve additional risks.
 INVESTING IN            Investors could lose money in the fund or the fund may not
 THE FUND                perform as well as other investments if any of the following occurs:

                          U.S. stock markets decline.
                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.
                          Large capitalization stocks fall out of favor with
                          investors.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The fund also has risks associated with investing in bonds.
                         The fund could also lose money or underperform other
                         investments if:

                          Interest rates go up, causing the prices of fixed-income
                          securities to decline and reducing the value of the fund's investments.
                          The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its
                          credit rating downgraded.
                          During periods of declining interest rates, the issuer of a security exercises its option to prepay earlier than
                          scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is known as call or prepayment risk.
                          During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                          than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as
                          extension risk.

                                 Balanced Fund
                    Salomon Brothers Investment Series - 10

 PERFORMANCE
 The bar chart indicates the risks of              [BAR CHART]
 investing in the fund by showing                % Total Return
 changes in the fund's performance     96      97     98    99    00    01   02
 from year to year.                   18.33  19.05   6.36  3.21  7.93  0.96
 Past performance does not                   Calendar years ended December 31
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
     % in    quarter     ;
 Lowest:     % in
 quarter     .

                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.
-------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                       Since*
                                                                1 year      5 years    Inception

 Class A

    Return Before Taxes                                                 %        %          %

    Return After Taxes on Distributions                                 %        %          %

    Return After Taxes on Distributions and Sale                        %        %          %
    of Fund Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                                                %        %          %

 Class 2'D'                                                             %        %          %

 Class O                                                                %        %          %

-------------------------------------------------------------------------
 S&P 500 Index                                                          %        %          %

 SSB Broad Investment Grade Bond Index                                  %        %          %

'D' formerly Class C

 *  The inception date is September 11, 1995.
                                                                                                  COMPARATIVE
                                                                                                  PERFORMANCE
                                                                                                  This table compares the
                                                                                                  before- and after-tax
                                                                                                  average annual total
                                                                                                  return of the fund's
                                                                                                  Class A shares for the
                                                                                                  periods shown with that
                                                                                                  of the S&P 500 Stock
                                                                                                  Index ('S&P 500
                                                                                                  Index'), a broad-based
                                                                                                  unmanaged index of
                                                                                                  widely held common
                                                                                                  stocks, and the Salomon
                                                                                                  Smith Barney Broad
                                                                                                  Investment Grade Bond
                                                                                                  Index ('SSB Big
                                                                                                  Index'), a broad-based
                                                                                                  unmanaged index of
                                                                                                  corporate bonds.
                                                                                                  After-tax returns for
                                                                                                  all other classes will
                                                                                                  vary. After-tax returns
                                                                                                  are calculated using
                                                                                                  the highest historical
                                                                                                  individual federal
                                                                                                  marginal income tax
                                                                                                  rates and do not
                                                                                                  reflect the impact of
                                                                                                  state and local taxes.
                                                                                                  Actual after-tax
                                                                                                  returns depend upon an
                                                                                                  individual investor's
                                                                                                  tax situation and may
                                                                                                  differ from those
                                                                                                  shown. After-tax
                                                                                                  returns shown are not
                                                                                                  relevant to investors
                                                                                                  who hold their fund
                                                                                                  shares through tax-
                                                                                                  deferred arrangements
                                                                                                  such as 401(k) plans or
                                                                                                  individual retirement
                                                                                                  accounts. This table
                                                                                                  also compares the
                                                                                                  before-tax average
                                                                                                  annual total returns of
                                                                                                  the other fund classes
                                                                                                  with the S&P 500 Index
                                                                                                  and SSB Big Index. The
                                                                                                  fund's past
                                                                                                  performance, before and
                                                                                                  after taxes, is not
                                                                                                  necessarily an
                                                                                                  indication of how the
                                                                                                  fund will perform in
                                                                                                  the future.


                                 Balanced Fund
                    Salomon Brothers Investment Series - 11

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 *Maximum sales charge on purchases                 5.75%*     None     1.00%       None

  Maximum deferred sales charge on redemptions       None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.55%     0.55%     0.55%      0.55%

   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None

   Other expenses                                       %         %         %          %

   Total annual fund operating expenses                 %         %         %          %

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A:   %
                                                                                              Class  B:   %
                                                                                              Class  2:   %
                                                                                              Class  O:   %
                                                                                              This waiver may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------



 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $         $        $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

-------------------------------------------------------------------------
 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                                 Balanced Fund
                    Salomon Brothers Investment Series - 12

 CALIFORNIA TAX FREE BOND FUND


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations that pay interest that is exempt from federal
                         income tax, including the federal alternative minimum tax, and from California personal income taxes. Under normal
                         market conditions, the fund invests at least 80% of its
                         assets in these municipal obligations. Issuers of these
                         obligations are usually located in California, but the
                         obligations can also be issued by Puerto Rico and other U.S.
                         territories. Municipal obligations are debt securities
                         issued by states, cities, towns and other public entities
                         and qualifying issuers. The fund may invest directly in
                         municipal obligations or in participation or other interests in municipal obligations.

                         Subject to this 80% policy, the fund may purchase other
                         municipal obligations whose interest may be subject to
                         California personal income taxes or federal alternative
                         minimum taxes. The fund may also invest in short-term debt securities that pay interest that is subject to both federal and California personal income taxes.

                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.

                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the average dollar-weighted maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------
 HOW THE                 When selecting securities for the fund and managing the
 MANAGER                 portfolio, the manager looks for both income and potential
 SELECTS THE             for gain.
 FUND'S                  The fund is managed by employing a combination of
 INVESTMENTS             qualitative and quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions
                         for the United States as a whole, with a particular focus on
                         California. Then the manager compares specific sectors to
                         identify broad segments of the municipal market poised to
                         benefit in this environment. The manager also closely
                         studies the yields and other characteristics of specific
                         issues to identify attractive opportunities. The manager
                         seeks to add value by investing in a range of municipal
                         bonds, representing different market sectors, structures and maturities. The manager uses this same approach when
                         deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the
                         security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.



                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 13

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                the fund's income may go down, or the fund may not perform
 INVESTING IN            as well as other investments if any of the following occurs:
 THE FUND                 Interest rates go up, causing the prices of fixed income
 The fund invests a       securities to decline and reducing the value of the fund's
 high percentage of its   investments.
 assets in municipal      The issuer of a security owned by the fund defaults on its
 obligations of issuers   obligation to pay principal and/or interest or has its
 located in California.   credit rating downgraded.
 In addition, the fund    During periods of declining interest rates, the issuer of a
 is not diversified,      security prepays principal earlier than scheduled, forcing
 which means that it      the fund to reinvest in lower yielding securities. This is
 can invest a             known as call or prepayment risk.
 relatively high          During periods of rising interest rates, the issuer of a
 percentage of its        security prepays principal later than is expected, which
 assets in the            effectively lengthens the maturities of the affected
 obligations of a         securities, making them more sensitive to interest rate
 limited number of        changes and the fund's share price more volatile. This is
 issuers. As a result,    known as extension risk.
 the fund may be          The fund invests new cash or the proceeds from matured,
 adversely affected by    traded or called bonds at market interest rates that are
 a particular single      below the portfolio's current earnings rate.
 economic, business,      The manager's judgment about the attractiveness, value or
 regulatory or            credit quality of a particular security or interest rate
 political event and in   trends proves to be incorrect.
 particular, events      You should be aware that California has experienced
 that adversely affect   difficulties in recent years, is currently experiencing
 issuers in California.  declining revenues and budget shortfalls and is facing one
 You should consider     of the worst fiscal challenges in its history. Very large
 the greater risk        state budget deficits are also predicted for the 2003 - 2004
 inherent in these       fiscal year. The ratings on California's general obligation policies when compared  bonds have been recently reduced to A2, A and A by Moody's
 with a more             Investor Services, Inc., Standard and Poors and Fitch, Inc.,
 diversified mutual      respectively, and there could be further downward rate
 fund.                   changes in the future. You should also note that these
                         ratings reflect the view of the rating agencies as to the
                         credit quality of the State of California only, and do not indicate the creditworthiness of tax-exempt securities of
                         other municipal issuers in the state. Local governments in the state may face very severe financial difficulties in
                         2003 and beyond as a result of the deteriorating economy and reduced aid from the State. These and other factors may
                         affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality California
                         municipal obligations to purchase, the amount of the fund's income that is subject to California taxes could increase.
                         More detailed information about the economy of California
                         may be found in the Statement of Additional Information.

                         It is possible that some of the fund's income may be subject to California state and local taxation and federal income or alternative minimum taxation. The fund's capital gains
                         distributions, if any, will also be subject to taxation.



                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 14

 PERFORMANCE

 The bar chart indicates the risks of                   [BAR CHART]
 investing in the fund by showing                     % Total Return
 changes in the fund's performance                   99     00     01     02
 from year to year. Past performance               -2.54  14.33   2.83
 does not necessarily indicate how             Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
    % in   quarter     ;
 Lowest:     % in    quarter     .
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.


--------------------------------------------------------------------------------


 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                             SINCE*
                                                                 1 YEAR     INCEPTION

 Class A

   Return Before Taxes                                                 %           %

   Return After Taxes on Distributions                                 %           %

   Return After Taxes on Distributions                                 %           %
   and Sale of Fund Shares


-------------------------------------------------------------------------
 Other Classes

 Class B**                                                             %           %

 Class 2**                                                           n/a         n/a

 Class O**                                                           n/a         n/a
-------------------------------------------------------------------------
 Lehman California 4 Years Plus Index                                  %         ***

  *  The inception date for Class A shares is November 2, 1998; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to
     Class A shares. The inception date for Class B shares is October 5, 2001.

  ** No Class 2 or O shares were outstanding during the calendar year ended
     December 31, 2002.

 *** Information for this period is not available.
                                                                                          COMPARATIVE
                                                                                          PERFORMANCE

                                                                                          This table compares the
                                                                                          before- and after-tax
                                                                                          average annual total
                                                                                          return of the fund's
                                                                                          Class A shares for the
                                                                                          periods shown with that
                                                                                          of the Lehman
                                                                                          California 4 Years Plus
                                                                                          Index, a broad-based
                                                                                          unmanaged index of
                                                                                          California municipal
                                                                                          bonds with a maturity
                                                                                          of greater than 4
                                                                                          years. After-tax
                                                                                          returns for all other
                                                                                          classes will vary.
                                                                                          After-tax returns are
                                                                                          calculated using the
                                                                                          highest historical
                                                                                          individual federal
                                                                                          marginal income tax
                                                                                          rates and do not
                                                                                          reflect the impact of
                                                                                          state and local taxes.
                                                                                          Actual after-tax
                                                                                          returns depend upon an
                                                                                          individual investor's
                                                                                          tax situation and may
                                                                                          differ from those
                                                                                          shown. After-tax
                                                                                          returns shown are not
                                                                                          relevant to investors
                                                                                          who hold their fund
                                                                                          shares through
                                                                                          tax-deferred
                                                                                          arrangements such as
                                                                                          401(k) plans or
                                                                                          individual retirement
                                                                                          accounts. This table
                                                                                          also compares the
                                                                                          before-tax average
                                                                                          annual total returns of
                                                                                          the other fund classes
                                                                                          with the Lehman
                                                                                          California 4 Years Plus
                                                                                          Index. The fund's past
                                                                                          performance, before and
                                                                                          after taxes, is not
                                                                                          necessarily an
                                                                                          indication of how the
                                                                                          fund will perform in
                                                                                          the future.



                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 15

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
  Maximum sales charge on purchases                 4.00%*      None      None       None

 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.50%     0.50%     0.50%      0.50%

   Distribution and service (12b-1) fee             0.25%     1.00%     0.75%       None

   Other expenses                                       %         %         %          %

   Total annual fund operating expenses                 %         %         %          %

  *If you buy Class A shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but, if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived or
                                                                                              reimbursed, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A:   %
                                                                                              Class  B:   %
                                                                                              Class  2:   %
                                                                                              Class  O:   %
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.
---------------------------------------------------------------------------------------------------------------------



 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $        $         $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.



                         California Tax Free Bond Fund
                    Salomon Brothers Investment Series - 16

 CAPITAL FUND


 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of U.S.
 STRATEGY                companies. These companies typically range in size from
                         established large capitalization companies to medium size
                         companies. However, the fund may also invest in small
                         capitalization companies including those at the beginning of their life cycles.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes but emphasizes those with market capitalizations above $1 billion.
                         In selecting individual companies for investment, the
                         manager looks for the following:
                          Security prices which appear to undervalue the company's
                          assets or do not adequately reflect factors such as
                          favorable industry trends, lack of investor recognition or the short-term nature of earnings declines.
                          Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's securities.
                          Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may
                          enhance future earnings.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund
 THE FUND                may not perform as well as other investments, if any of the following
                         occurs:
                          U.S. stock markets decline.
                          An adverse event, such as negative press reports about a
                          company in the fund's portfolio, depresses the value of the company's securities.
                          The manager's judgment about the attractiveness, relative
                          value or potential appreciation of a particular sector or
                          security proves to be incorrect.
                          There is greater volatility of share price because of the
                          fund's ability to invest in small and medium capitalization companies. Investing in small and medium capitalization
                          companies involves a substantial risk of loss. Compared to large capitalization companies, small and medium
                          capitalization companies and the market for their
                          securities are more likely to:
                           Be more sensitive to changes in earnings results and
                           investor expectations.
                           Have more limited product lines, capital resources and
                           management depth.
                           Experience sharper swings in market values.
                           Be harder to sell at the times and prices the manager
                           believes appropriate.
                           Offer greater potential for gain and loss.
                         The fund is not diversified, which means that it is
                         permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified
                         may magnify the fund's losses from events affecting a
                         particular issuer. However, the manager seeks to diversify the fund's investments across industries, which may help
                         reduce this risk.


                                  Capital Fund
                    Salomon Brothers Investment Series - 17

 PERFORMANCE
 The bar chart indicates the risks of                     [BAR CHART]
 investing in the fund by showing                       % Total Return
 changes in the fund's performance        93      94    95    96    97    98    99   00    01   02
 from year to year. Past performance     17.17 -14.16 34.88 33.34 26.76 23.83 23.44 19.20 2.00
 does not necessarily indicate how               Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
     % in   quarter     ;
 Lowest:      % in
 quarter     .
                                                                                            TOTAL RETURN
                                                                                            The bar chart shows the
                                                                                            performance of the
                                                                                            fund's Class O shares
                                                                                            for each of the
                                                                                            calendar years
                                                                                            indicated. Class A, B
                                                                                            and 2 shares would have
                                                                                            different performance
                                                                                            because of their
                                                                                            different expenses and
                                                                                            sales charges.




----------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                         Since*
                                                         1 Year  5 Years   10 Years    Inception

 Class O

   Return Before Taxes                                        %        %         %            n/a

   Return After Taxes on Distributions                        %        %         %            n/a

   Return After Taxes on Distributions                        %        %         %            n/a
   and Sale of Fund Shares

-------------------------------------------------------------------------
 Other Classes

 Class A                                                      %        %       n/a              %

-------------------------------------------------------------------------
 Class B                                                      %        %       n/a              %

 Class 2'D'                                                   %        %       n/a              %

 Class Y                                                  [n/a]    [n/a]     [n/a]           [**]

-------------------------------------------------------------------------
 Russell 3000 Index                                      -11.46    10.14     12.64            n/a

 'D' formerly Class C

   * The inception date for Class O shares is December 17, 1976. The inception date for Class A, B and 2 shares is November 1, 1996; the inception date for Class Y shares is January 31, 2001.

 [** Class Y Shares were not outstanding for the full calendar year.]
                                                                                                     COMPARATIVE
                                                                                                     PERFORMANCE

                                                                                                     This table compares the
                                                                                                     before- and after-tax
                                                                                                     average annual total
                                                                                                     return of the fund's
                                                                                                     Class O shares for the
                                                                                                     periods shown with that
                                                                                                     of the Russell 3000
                                                                                                     Index, a broad-based
                                                                                                     unmanaged
                                                                                                     capitalization-weighted
                                                                                                     index of large
                                                                                                     capitalization
                                                                                                     companies. After-tax
                                                                                                     returns for all other
                                                                                                     classes will vary.
                                                                                                     After-tax returns are
                                                                                                     calculated using the
                                                                                                     highest historical
                                                                                                     individual federal
                                                                                                     marginal income tax
                                                                                                     rates and do not
                                                                                                     reflect the impact of
                                                                                                     state and local taxes.
                                                                                                     Actual after-tax
                                                                                                     returns depend upon an
                                                                                                     individual investor's
                                                                                                     tax situation and may
                                                                                                     differ from those
                                                                                                     shown. After-tax
                                                                                                     returns shown are not
                                                                                                     relevant to investors
                                                                                                     who hold their fund
                                                                                                     shares through
                                                                                                     tax-deferred
                                                                                                     arrangements such as
                                                                                                     401(k) plans or
                                                                                                     individual retirement
                                                                                                     accounts. This table
                                                                                                     also compares the
                                                                                                     before-tax average
                                                                                                     annual total returns of
                                                                                                     the other fund classes
                                                                                                     with the Russell 3000
                                                                                                     Index. The fund's past
                                                                                                     performance, before and
                                                                                                     after taxes, is not
                                                                                                     necessarily an
                                                                                                     indication of how the
                                                                                                     fund will perform in
                                                                                                     the future.


                                  Capital Fund
                    Salomon Brothers Investment Series - 18

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                CLASS A   CLASS B   CLASS 2   CLASS O      CLASS Y
 Maximum sales charge on purchases           5.75%*     None     1.00%       None         None

 Maximum deferred sales charge on             None     5.00%     1.00%       None         None
 redemptions

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                           0.60%     0.60%     0.60%      0.60%        0.60%

   Distribution and service (12b-1) fee      0.25%     1.00%     1.00%       None         None

   Other expenses                                %         %         %          %            %

   Total annual fund operating expenses          %         %         %          %            %

  *If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                  FEES AND EXPENSES
                                                                                                  This table sets forth
                                                                                                  the fees and expenses
                                                                                                  you will pay if you
                                                                                                  invest in shares of the
                                                                                                  fund.

-------------------------------------------------------------------------------------------------------------------------


 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be

 Class A                                              $        $        $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 Class Y
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)


                                  Capital Fund
                    Salomon Brothers Investment Series - 19

 CASH MANAGEMENT FUND


 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund is a money market fund that invests in high
 INVESTMENT              quality, U.S. dollar denominated short-term debt securities.
 STRATEGY                The fund may invest in all types of money market instruments including U.S. government securities, short-term debt
                         securities, commercial paper, variable rate demand notes,
                         certificates of deposit, bankers' acceptances,
                         mortgage-backed and asset-backed securities, repurchase
                         agreements and fixed time deposits. While the fund invests primarily in securities of U.S. issuers, the fund may also invest in U.S. dollar denominated obligations of foreign
                         governmental and corporate issuers. The debt instruments in which the fund invests may have fixed or variable rates of interest. The fund normally maintains at least 25% of its
                         assets in bank obligations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having, or that are deemed to have, remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

-------------------------------------------------------------------------------------

 HOW THE                 In selecting investments for the fund, the manager looks
 MANAGER                 for:
 SELECTS THE              Eligible issuers with the most desirable credit quality.
 FUND'S                   The best relative values based on an analysis of yield,
 INVESTMENTS              price, interest rate sensitivity and credit quality.
                          Maturities consistent with the manager's outlook for
                          interest rates.

-------------------------------------------------------------------------------------

 PRINCIPAL RISKS
 OF INVESTING IN
 THE FUND

 There is no
 assurance that
 the fund
 will be able
 to maintain a
 stable net asset
 value of $1.00
 per share.

                         An investment in the Fund is not insured or guaranteed by
                         the FDIC or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per
                         share, it is possible to lose money by investing in the
                         fund, or the fund could underperform other similar money
                         market funds if any of the following occurs:

                          Interest rates rise sharply.
                          An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded.
                          The manager's judgment about the relative value, credit
                          quality or income potential of a particular security or the direction or timing of interest rate changes proves to be
                          incorrect.
                          The value of the fund's foreign securities goes down because of unfavorable government actions or political instability.

                         Over time, a money market fund is likely to underperform other fixed income or equity investment options.


                              Cash Management Fund
                    Salomon Brothers Investment Series - 20

 PERFORMANCE
 The bar chart indicates the risks of              [BAR CHART]
 investing in the fund by showing                % Total Return
 changes in the fund's performance    93    94    95    96    97    98    99    00    01   02
 from year to year.                  2.72  3.88  5.60  5.07  5.22  5.15  4.79  6.03  3.59
 Past performance does not                 Calendar years ended December 31
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
    % in    quarter     ;
 Lowest:    % in   quarter     .

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and 2 shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.



----------------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)

 Class                     Inception Date      1 Year      5 Years      10 Years          Since Inception

 Class A                       2/1/95            %            %           n/a                  %

 Class B                       2/1/95            %            %           n/a                  %

 Class 2'D'                    2/1/95            %            %           n/a                  %

 Class O                      10/2/90            %            %            %                  n/a

 The fund's 7-day effective yield as of December 31, 2002 was   %.

 'D'formerly Class C

                                                                                                           COMPARATIVE
                                                                                                           PERFORMANCE
                                                                                                           The table indicates the
                                                                                                           average annual total
                                                                                                           return of each class
                                                                                                           for the periods shown.

----------------------------------------------------------------------------------------------------------------------------------


 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                   None      None      None        None
 Maximum deferred sales charge on redemptions        None      None      None        None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.20%     0.20%     0.20%       0.20%

   Distribution and service (12b-1) fee              None      None      None        None

   Other expenses                                       %         %         %           %

   Total annual fund operating expenses                 %         %         %           %

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because some of
                                                                                             the fund's expenses
                                                                                             were waived, actual
                                                                                             total operating
                                                                                             expenses for the prior
                                                                                             year were:
                                                                                             Class  A:   %
                                                                                             Class  B:   %
                                                                                             Class  2:   %
                                                                                             Class  O:   %
                                                                                             This waiver may be
                                                                                             reduced or terminated
                                                                                             at any time.
--------------------------------------------------------------------------------------------------------------------


 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $        $         $          $

 Class B

 Class 2

 Class O

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.


                              Cash Management Fund
                    Salomon Brothers Investment Series - 21

 HIGH YIELD BOND FUND


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high yield bonds issued by
 INVESTMENT              U.S. and foreign corporations and foreign governments and
 STRATEGY                their agencies and instrumentalities. Under normal
                         circumstances, the fund invests at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental
                         issuers to 35% of its assets.
                         CREDIT QUALITY: High yield bonds are rated below investment grade by a recognized rating agency or, if unrated, of
                         equivalent quality as determined by the manager. Below
                         investment grade securities are commonly referred to as
                         'junk bonds.'
                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may
                         invest in individual securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and rigorous credit
 SELECTS THE             analysis. The manager then selects those individual
 FUND'S                  securities that appear to be most undervalued and to offer
 INVESTMENTS             the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.
                         In evaluating the issuer's creditworthiness, the manager
                         employs fundamental analysis and considers the following
                         factors:
                          The strength of the issuer's financial resources.
                          The issuer's sensitivity to economic conditions and trends.
                          The issuer's operating history.
                          The experience and track record of the issuer's management or political leadership.
-------------------------------------------------------------------------------------
 PRINCIPAL
 RISKS OF
 INVESTING IN
 THE FUND
 Investments in
 high yield
 securities
 involve a
 substantial risk
 of loss.

                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:
                          The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                          credit rating downgraded.
                          Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.
                          The manager's judgment about the attractiveness, value or
                          credit quality of a particular security proves to be
                          incorrect.
                          During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier
                          than scheduled, forcing the fund to reinvest in lower
                          yielding securities. This is known as call or prepayment
                          risk.

                         High yield securities are considered speculative and,
                         compared to investment grade securities, tend to have:
                          More volatile prices and increased price sensitivity to
                          changing interest rates and to adverse economic and business developments.
                          Greater risk of loss due to default or declining credit
                          quality.
                          Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                          Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.


                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 22

 PERFORMANCE
 The bar chart indicates the risks of         [BAR CHART]
 investing in the fund by showing            % Total Return
 changes in the fund's performance      96   97   98   99    00    01    02
 from year to year.
 Past performance does not                Calendar years ended December 31
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
    % in   quarter     ;
 Lowest:      % in    quarter     .
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                       Since*
                                               1 Year      5 Years     Inception

 Class A

   Return Before Taxes                                %           %          %

   Return After Taxes on Distributions                %           %          %

   Return After Taxes on Distributions                %           %          %
   and Sale of Fund Shares

--------------------------------------------------------------------------------
 Other Classes

 Class B                                              %           %          %

 Class 2'D'                                           %           %          %

 Class O                                              %           %          %

 Class Y**                                          N/A         N/A        N/A

--------------------------------------------------------------------------------
 SSB High-Yield Market Index                          %           %          %***

 'D' formerly Class C

 *   The inception date is February 22, 1995.

 **  No Class Y shares were outstanding during the calendar year ended December 31, 2002.

 *** Index comparison begins on February 28, 1995.

                                                                                                 COMPARATIVE
                                                                                                 PERFORMANCE

                                                                                                 This table compares the
                                                                                                 before- and after-tax
                                                                                                 average annual total
                                                                                                 return of the fund's
                                                                                                 Class A shares for the
                                                                                                 periods shown with that
                                                                                                 of the Salomon Smith
                                                                                                 Barney High-Yield
                                                                                                 Market Index ('SSB
                                                                                                 Index'), a broad-based
                                                                                                 unmanaged index of high
                                                                                                 yield securities.
                                                                                                 After-tax returns for
                                                                                                 all other classes will
                                                                                                 vary. After-tax returns
                                                                                                 are calculated using
                                                                                                 the highest historical
                                                                                                 individual federal
                                                                                                 marginal income tax
                                                                                                 rates and do not
                                                                                                 reflect the impact of
                                                                                                 state and local taxes.
                                                                                                 Actual after-tax
                                                                                                 returns depend upon an
                                                                                                 individual investor's
                                                                                                 tax situation and may
                                                                                                 differ from those
                                                                                                 shown. After-tax
                                                                                                 returns shown are not
                                                                                                 relevant to investors
                                                                                                 who hold their fund
                                                                                                 shares through
                                                                                                 tax-deferred
                                                                                                 arrangements such as
                                                                                                 401(k) plans or
                                                                                                 individual retirement
                                                                                                 accounts. This table
                                                                                                 also compares the
                                                                                                 before-tax average
                                                                                                 annual total returns of
                                                                                                 the other fund classes
                                                                                                 with the SSB Index. The
                                                                                                 fund's past
                                                                                                 performance, before and
                                                                                                 after taxes, is not
                                                                                                 necessarily an
                                                                                                 indication of how the
                                                                                                 fund will perform in
                                                                                                 the future.


                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 23

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y
 Maximum sales charge on purchases                 4.50%*    None      None      None        None

 Maximum deferred sales charge on redemptions      None      5.00%     1.00%     None        None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND
 AS A % OF NET ASSETS)
   Management fees                                 0.75%     0.75%     0.75%     0.75%       0.75%

   Distribution and service (12b-1) fee            0.25%     1.00%     0.75%     None        None

   Other expenses                                      %         %         %         %           %

   Total annual fund operating expenses                %         %         %         %           %

 *If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy
  Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
  but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                                      FEES AND
                                                                                                      EXPENSES
                                                                                                      This table
                                                                                                      sets forth
                                                                                                      the fees
                                                                                                      and
                                                                                                      expenses
                                                                                                      you will
                                                                                                      pay if you
                                                                                                      invest in
                                                                                                      shares of
                                                                                                      the fund.

----------------------------------------------------------------------------------



 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                          $         $        $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 Class Y                                                                N/A         N/A

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                            This example helps you
                                                                                            compare the cost of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual cost
                                                                                            may be higher or lower.


                              High Yield Bond Fund
                    Salomon Brothers Investment Series - 24

 INTERNATIONAL EQUITY FUND


 INVESTMENT              The fund seeks long-term capital growth.
 OBJECTIVE
-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests primarily in equity and equity-related
 INVESTMENT              securities of non-U.S. issuers, including issuers in
 STRATEGY                developing countries. Under normal circumstances, the fund invests at least 80% of its assets in these securities and related investments. The fund emphasizes well-established
                         companies with market capitalizations of $750 million or
                         more. Equity and equity-related securities include common
                         stock, securities convertible into common stock, and trust or limited partnership interests as well as securities
                         purchased directly or in the form of sponsored American
                         Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S.
                         issuers. Generally, the fund invests in a number of
                         different countries and, under normal circumstances, the
                         fund invests in companies in at least three foreign markets.
                         The fund may, but is not required to, enter into forward
                         currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency
                         contracts to:
                          Settle transactions in securities quoted in foreign
                          currencies.
                          Attempt to protect against the economic impact of adverse
                          changes in the value of the U.S. dollar or other currencies.
-------------------------------------------------------------------------------------

 HOW THE                 The fund's subadviser looks for the securities of
 SUBADVISER              well-established companies (typically with capitalizations
 SELECTS THE             of $750 million or more) believed to have superior
 FUND'S                  management teams and histories of above-average revenues and
 INVESTMENTS             earnings growth which appear to be reasonably valued
                         compared to their long-term earnings potential. The
                         subadviser uses fundamental analysis to find companies that it believes have growth potential, and looks first at a
                         particular company and then at the country in which the
                         company is located and the industry in which the company
                         participates. The subadviser eliminates stocks that it
                         believes are overpriced relative to a company's financial
                         statements and projections. The subadviser then analyzes
                         each company to find those believed to have superior
                         management teams, solid product lines, strong competitive
                         positioning, attractive cash flows and histories of
                         above-average revenues and earnings growth. The subadviser seeks opportunities to invest in foreign economies that are growing faster than the U.S. economy.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
                          Foreign securities markets decline.
                          The U.S. dollar appreciates against foreign currencies.
                          One or more foreign governments impose restrictions on
                          currency conversion or trading.
                          Foreign economies grow at a slower rate than expected or
                          experience a downturn or recession.
                          The subadviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or
                          stock proves to be incorrect.

                         Investing in foreign issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:


                           International Equity Fund
                    Salomon Brothers Investment Series - 25

                          Unavailability of information about foreign issuers or
                          markets due to less rigorous disclosure and accounting
                          standards or regulatory practices.
                          Smaller, less liquid and more volatile markets than U.S.
                          markets. In a changing market, the subadviser may not be
                          able to sell the fund's portfolio securities in amounts and at prices the subadviser considers reasonable.
                          Economic, political and social developments that
                          significantly disrupt financial markets or interfere with
                          the fund's ability to enforce its rights against foreign
                          issuers.

                         The market prices of companies believed to have good
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.


                           International Equity Fund
                    Salomon Brothers Investment Series - 26

 PERFORMANCE
 The bar chart indicates the risks of               [BAR CHART]
 investing in the fund by showing                  % Total Return
 changes in the fund's performance                00      01     02
 from year to year. Past performance            -23.14  -21.67
 does not necessarily indicate how         Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
    % in   quarter     ;
 Lowest:      % in    quarter     .
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



-------------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                            Since*
                                                                1 Year        3 Years      Inception

 Class A

    Return Before Taxes                                                 %             %            %

    Return After Taxes on Distributions                                 %             %            %

    Return After Taxes on Distributions and Sale of Fund                %             %            %
    Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                                                %             %            %

 Class 2                                                                %             %            %

 Class O                                                                %             %            %

-------------------------------------------------------------------------
 MSCI Europe, Australasia and Far East Growth Index                     %             %            %

 MSCI Europe, Australasia and Far East Index**                          %             %            %

  * The inception date is October 25, 1999.

 ** Since February 3, 2003 the manager has used the MSCI
    Europe, Australasia and Far East Index rather than the
    MSCI Europe, Australasia and Far East Growth Index as
    the fund's benchmark because the manager and the
    subadviser believe that this benchmark more closely
    matches the fund's investment universe.
                                                                                                        COMPARATIVE
                                                                                                        PERFORMANCE

                                                                                                        This table compares the
                                                                                                        before- and after-tax
                                                                                                        average annual total
                                                                                                        return of the fund's
                                                                                                        Class A shares for the
                                                                                                        periods shown with that
                                                                                                        of the MSCI Europe,
                                                                                                        Australasia and Far
                                                                                                        East Index ('MSCI EAFE
                                                                                                        Index') and the MSCI
                                                                                                        Europe, Australasia and
                                                                                                        Far East Growth Index
                                                                                                        ('MSCI EAFE Growth
                                                                                                        Index'), unmanaged
                                                                                                        indices of common
                                                                                                        stocks of companies
                                                                                                        located in Europe,
                                                                                                        Australasia and the Far
                                                                                                        East. After-tax returns
                                                                                                        for all other classes
                                                                                                        will vary. After-tax
                                                                                                        returns are calculated
                                                                                                        using the highest
                                                                                                        historical individual
                                                                                                        federal marginal income
                                                                                                        tax rates and do not
                                                                                                        reflect the impact of
                                                                                                        state and local taxes.
                                                                                                        Actual after-tax
                                                                                                        returns depend upon an
                                                                                                        individual investor's
                                                                                                        tax situation and may
                                                                                                        differ from those
                                                                                                        shown. After-tax
                                                                                                        returns shown are not
                                                                                                        relevant to investors
                                                                                                        who hold their fund
                                                                                                        shares through tax-
                                                                                                        deferred arrangements
                                                                                                        such as 401(k) plans or
                                                                                                        individual retirement
                                                                                                        accounts. This table
                                                                                                        also compares the
                                                                                                        before-tax average
                                                                                                        annual total returns of
                                                                                                        the other fund classes
                                                                                                        with these indices. The
                                                                                                        fund's past
                                                                                                        performance, before and
                                                                                                        after taxes, is not
                                                                                                        necessarily an
                                                                                                        indication of how the
                                                                                                        fund will perform in
                                                                                                        the future.


                           International Equity Fund
                    Salomon Brothers Investment Series - 27

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

   Maximum sales charge on purchases                5.75%*     None     1.00%       None

   Maximum deferred sales charge on redemptions      None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                  0.90%     0.90%     0.90%      0.90%

   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None
   Other expenses                                       %         %         %          %

   Total annual fund operating expenses                 %         %         %          %

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund.
                                                                                              Because some of the
                                                                                              fund's expenses were
                                                                                              waived or reimbursed,
                                                                                              actual total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A:   %
                                                                                              Class  B:   %
                                                                                              Class  2:   %
                                                                                              Class  O:   %
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------


 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                              $       $         $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.


                           International Equity Fund
                    Salomon Brothers Investment Series - 28

 INVESTORS VALUE FUND

 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks of established
 STRATEGY                U.S. companies. The fund may also invest in other equity
                         securities. To a lesser degree, the fund may invest in debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         favorable valuations and attractive growth potential. The
                         manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                         In selecting individual companies for investment, the manager looks for:

                          Share prices that appear to be temporarily oversold or do
                          not reflect positive company developments.
                          Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.
                          Special situations including corporate events, changes in
                          management, regulatory changes or turnaround situations.
                          Company specific items such as competitive market position, competitive products and services, experienced management
                          team and stable financial condition.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                 U.S. stock markets decline.
                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.
                          Large capitalization stocks fall out of favor with
                          investors.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                              Investors Value Fund
                    Salomon Brothers Investment Series - 29

 PERFORMANCE
 The bar chart indicates the risks of                  [BAR CHART]
 investing in the fund by showing                    % Total Return
 changes in the fund's performance          93    94    95    96    97    98    99    00    01   02
 from year to year. Past performance      15.19 -1.26 35.39 30.56 26.47 15.44 11.73 15.24 -4.17
 does not necessarily indicate how                  Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
     % in   quarter     ;
 Lowest:      % in    quarter     .
                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B,
                                                                                   2 and Y shares would
                                                                                   have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses and sales
                                                                                   charges.



----------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                         Since*
                                                         1 year  5 years   10 years    Inception

 Class O

  Return Before Taxes                                         %        %          %       n/a

  Return After Taxes on Distributions                         %        %          %       n/a

  Return After Taxes on Distributions and Sale of             %        %          %       n/a
  Fund Shares

-------------------------------------------------------------------------
 Other Classes

 Class A                                                      %        %        n/a             %

 Class B                                                      %        %        n/a             %

 Class 2'D'                                                   %        %        n/a             %

 Class Y                                                      %      n/a        n/a             %

-------------------------------------------------------------------------

 S&P 500 Index                                                %        %          %       n/a

 'D' formerly Class C

  * The inception date for Class O shares is December 31, 1988. The inception date for Class A, B and 2 shares is January 3, 1995; the inception date for Class Y shares is July 16, 2001.

                                                                                                     COMPARATIVE
                                                                                                     PERFORMANCE

                                                                                                     This table compares the
                                                                                                     before- and after-tax
                                                                                                     average annual total
                                                                                                     return of the fund's
                                                                                                     Class O shares for the
                                                                                                     periods shown with that
                                                                                                     of the S&P 500 Index, a
                                                                                                     broad-based unmanaged
                                                                                                     index of widely held
                                                                                                     common stocks.
                                                                                                     After-tax returns for
                                                                                                     all other classes will
                                                                                                     vary. After-tax returns
                                                                                                     are calculated using
                                                                                                     the highest historical
                                                                                                     individual federal
                                                                                                     marginal income tax
                                                                                                     rates and do not
                                                                                                     reflect the impact of
                                                                                                     state and local taxes.
                                                                                                     Actual after-tax
                                                                                                     returns depend upon an
                                                                                                     individual investor's
                                                                                                     tax situation and may
                                                                                                     differ from those
                                                                                                     shown. After-tax
                                                                                                     returns shown are not
                                                                                                     relevant to investors
                                                                                                     who hold their fund
                                                                                                     shares through tax-
                                                                                                     deferred arrangements
                                                                                                     such as 401(k) plans or
                                                                                                     individual retirement
                                                                                                     accounts. This table
                                                                                                     also compares the
                                                                                                     before-tax average
                                                                                                     annual total returns of
                                                                                                     the other fund classes
                                                                                                     with the S&P 500 Index.
                                                                                                     The fund's past
                                                                                                     performance, before and
                                                                                                     after taxes, is not
                                                                                                     necessarily an
                                                                                                     indication of how the
                                                                                                     fund will perform in
                                                                                                     the future.


                              Investors Value Fund
                    Salomon Brothers Investment Series - 30

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O    CLASS Y

 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None

 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None


 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                 0.66%     0.66%     0.66%     0.66%     0.66%

   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None

   Other expenses                                      %         %         %         %         %

   Total annual fund operating expenses                %         %         %         %         %

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                    FEES AND EXPENSES

                                                                                                    This table sets forth
                                                                                                    the fees and expenses
                                                                                                    you will pay if you
                                                                                                    invest in shares of the
                                                                                                    fund.

---------------------------------------------------------------------------------------------------------------------------


 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be

 Class A                                            $         $        $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 Class Y

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                              Investors Value Fund
                    Salomon Brothers Investment Series - 31

 LARGE CAP CORE EQUITY FUND


 INVESTMENT              The fund seeks reasonable growth and income. This objective
 OBJECTIVE               may be changed without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a portfolio consisting principally of
 INVESTMENT              U.S. equity securities, including convertible and preferred
 STRATEGY                securities, that provide dividend or interest income.
                         However, it may also invest in non-income producing
                         investments for potential appreciation in value. The fund
                         will invest, under normal circumstances, at least 80% of its assets in equity securities of companies with large market capitalizations and in related investments. The fund
                         considers companies with market capitalizations of $7.5
                         billion or more, at the time of purchase, to be large
                         capitalization companies. Subject to this 80% policy, the
                         fund may also invest in fixed-income securities of any
                         credit quality including below investment grade securities
                         (commonly known as 'junk bonds').
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 spreading the fund's investments among industries and
 SELECTS THE             sectors for broad market exposure. The manager seeks to
 FUND'S                  construct an investment portfolio whose weighted average
 INVESTMENTS             market capitalization is similar to the S&P 500 Index. In
                         selecting securities, the manager uses a style commonly
                         known as 'growth at a reasonable price.' The manager uses
                         fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over-or
                         under-valued. The manager also looks for a catalyst for
                         stock price appreciation, such as good management, positive changes in strategy or improvement in the company's
                         competitive position. The manager favors companies with
                         above-average dividend yields.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                 Stock prices decline generally.
                          Large capitalization companies fall out of favor with
                          investors.
                          Companies in which the fund invests suffer unexpected losses or lower than expected earnings.
                          The manager's judgment about the attractiveness, value or
                          income potential of a particular security proves to be
                          incorrect.
                          The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below
                          investment grade securities. These securities are
                          considered speculative because they have a higher risk of
                          issuer default, are subject to greater price volatility and may be illiquid.


                           Large Cap Core Equity Fund
                    Salomon Brothers Investment Series - 32

 PERFORMANCE
 The bar chart indicates the risks of             [BAR CHART]
 investing in the fund by showing               % Total Return
 changes in the fund's performance                     02
 from year to year. Past performance
 does not necessarily indicate how           Calendar year ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 [    ]% in  th quarter 2002;
 Lowest: [    ]% in  nd quarter 2002.
                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2,
                                                                                   O and Y shares would
                                                                                   have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




--------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

  AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                  Since*
                                                                1 Year          Inception

 Class A

   Return Before Taxes                                                  %               %

   Return After Taxes on Distributions                                  %               %

   Return After Taxes on Distributions and Sale of Fund                 %               %
   Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                                                %               %

 Class 2                                                                %               %

 Class O                                                                %               %

 Class Y                                                                %               %

-------------------------------------------------------------------------
 [                     ] Index                                          %               %

 * The inception date is     , 2001.
                                                                                             COMPARATIVE
                                                                                             PERFORMANCE

                                                                                             This table compares the
                                                                                             before- and after-tax
                                                                                             average annual total
                                                                                             return of the fund's
                                                                                             Class A shares for the
                                                                                             periods shown with that
                                                                                             of the [Index]
                                                                                             ('Index'), a
                                                                                             broad-based unmanaged
                                                                                             index of [        ].
                                                                                             After-tax returns for
                                                                                             all other classes will
                                                                                             vary. After-tax returns
                                                                                             are calculated using
                                                                                             the highest historical
                                                                                             individual federal
                                                                                             marginal income tax
                                                                                             rates and do not
                                                                                             reflect the impact of
                                                                                             state and local taxes.
                                                                                             Actual after-tax
                                                                                             returns depend upon an
                                                                                             individual investor's
                                                                                             tax situation and may
                                                                                             differ from those
                                                                                             shown. After-tax
                                                                                             returns shown are not
                                                                                             relevant to investors
                                                                                             who hold their fund
                                                                                             shares through
                                                                                             tax-deferred
                                                                                             arrangements such as
                                                                                             401(k) plans or
                                                                                             individual retirement
                                                                                             accounts. This table
                                                                                             also compares the
                                                                                             before-tax average
                                                                                             annual total returns of
                                                                                             the other fund classes
                                                                                             with the Index. The
                                                                                             fund's past
                                                                                             performance, before and
                                                                                             after taxes, is not
                                                                                             necessarily an
                                                                                             indication of how the
                                                                                             fund will perform in
                                                                                             the future.


                           Large Cap Core Equity Fund
                    Salomon Brothers Investment Series - 33

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y

 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None

 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None


 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

 Management fees                                   0.65%     0.65%     0.65%     0.65%     0.65%


 Distribution and service (12b-1) fee              0.25%     1.00%     1.00%      None      None

 Other expenses                                        %         %         %         %         %

 Total annual fund operating expenses                  %         %         %         %         %

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                    FEES AND EXPENSES

                                                                                                    This table sets forth
                                                                                                    the fees and expenses
                                                                                                    you will pay if you
                                                                                                    invest in shares of the
                                                                                                    fund.
                                                                                                    Because of voluntary
                                                                                                    waivers and/or
                                                                                                    reimbursements, actual
                                                                                                    total annual fund
                                                                                                    operating expenses are
                                                                                                    expected to be:
                                                                                                    Class A:   %
                                                                                                    Class B:   %
                                                                                                    Class 2:   %
                                                                                                    Class O:   %
                                                                                                    Class Y:   %
                                                                                                    These waivers and/or
                                                                                                    reimbursements may be
                                                                                                    reduced or terminated
                                                                                                    at any time.

---------------------------------------------------------------------------------------------------------------------------


 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES                    1 YEAR     3 YEARS    5 YEARS    10 YEARS
 Your costs would be

 Class A                                                 $          $          $          $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 Class Y

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)

                                                                                                     This example helps you
                                                                                                     compare the cost of
                                                                                                     investing in the fund
                                                                                                     with other mutual
                                                                                                     funds. Your actual cost
                                                                                                     may be higher or lower.


                           Large Cap Core Equity Fund
                    Salomon Brothers Investment Series - 34

 LARGE CAP GROWTH FUND


 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of U.S.
 INVESTMENT              large capitalization issuers. Under normal circumstances,
 STRATEGY                the fund invests at least 80% of its assets in these
                         securities and related investments. The fund considers large capitalization issuers to be issuers that, at the time of
                         purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United
                         States equity market.
                         The fund's equity securities consist primarily of common
                         stocks. The fund may also invest in preferred stocks,
                         warrants and securities convertible into common stocks. The fund may invest up to 15% of its assets in securities of
                         foreign issuers.
-------------------------------------------------------------------------------------
 HOW THE                 The subadviser seeks to create a diversified portfolio of
 SUBADVISER              well established large capitalization companies with a
 SELECTS THE             proven track record of consistent, above average earnings
 FUND'S                  and revenue growth, solid prospects for continued superior
 INVESTMENTS             growth, and an effective management team committed to these goals.

                         The subadviser incorporates quantitative analysis, multi-factor screens and models, as well as fundamental stock research to identify high quality, large companies that exhibit the potential for sustainable growth. In selecting individual companies for investment, the subadviser screens companies on the following factors:

                          Earnings per share growth.
                          Earnings per share growth consistency.
                          Sales growth.
                          Return on shareholder equity.
                          Strength of balance sheet.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                 Stock prices decline.
                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.
                          Large capitalization stocks fall out of favor with
                          investors.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The market prices of companies believed to have good
                         prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 35

 PERFORMANCE
 The bar chart indicates the risks of          [BAR CHART]
 investing in the fund by showing            % Total Return
 changes in the fund's performance            00       01      02
 from year to year. Past performance        -15.99   -12.27
 does not necessarily indicate how     Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
     % in   quarter     ;
 Lowest:     % in
 quarter     .

                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



------------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                           Since*
                                                               1 Year        3 Years      Inception

 Class A

   Return Before Taxes                                                 %             %            %

   Return After Taxes on Distributions                                 %             %            %

   Return After Taxes on Distributions and
   Sale of Fund Shares                                                 %             %            %

-------------------------------------------------------------------------
 Other Classes

 Class B                                                               %             %            %

 Class 2                                                               %             %            %

 Class O                                                               %             %            %

-------------------------------------------------------------------------
 S&P 500 Index                                                         %             %            %

 * The inception date for Class A, B and 2 shares is October 25, 1999; the inception date for
   Class O shares is October 26, 1999.
                                                                                                       COMPARATIVE
                                                                                                       PERFORMANCE

                                                                                                       This table compares the
                                                                                                       before- and after-tax
                                                                                                       average annual total
                                                                                                       return of the fund's
                                                                                                       Class A shares for the
                                                                                                       periods shown with that
                                                                                                       of the S&P 500 Index, a
                                                                                                       broad-based unmanaged
                                                                                                       index of widely held
                                                                                                       common stocks.
                                                                                                       After-tax returns for
                                                                                                       all other classes will
                                                                                                       vary. After-tax returns
                                                                                                       are calculated using
                                                                                                       the highest historical
                                                                                                       individual federal
                                                                                                       marginal income tax
                                                                                                       rates and do not
                                                                                                       reflect the impact of
                                                                                                       state and local taxes.
                                                                                                       Actual after-tax
                                                                                                       returns depend upon an
                                                                                                       individual investor's
                                                                                                       tax situation and may
                                                                                                       differ from those
                                                                                                       shown. After-tax
                                                                                                       returns shown are not
                                                                                                       relevant to investors
                                                                                                       who hold their fund
                                                                                                       shares through tax-
                                                                                                       deferred arrangements
                                                                                                       such as 401(k) plans or
                                                                                                       individual retirement
                                                                                                       accounts. This table
                                                                                                       also compares the
                                                                                                       before-tax average
                                                                                                       annual total returns of
                                                                                                       the other fund classes
                                                                                                       with the S&P 500 Index.
                                                                                                       The fund's past
                                                                                                       performance, before and
                                                                                                       after taxes, is not
                                                                                                       necessarily an
                                                                                                       indication of how the
                                                                                                       fund will perform in
                                                                                                       the future.


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 36

FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                       5.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions             None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                       0.75%     0.75%     0.75%      0.75%

   Distribution and service (12b-1) fee                  0.25%     1.00%     1.00%       None
   Other expenses                                            %         %         %          %

   Total annual fund operating expenses                      %         %         %          %

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
  Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
  but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                   FEES AND EXPENSES

                                                                                                   This table sets forth
                                                                                                   the fees and expenses
                                                                                                   you will pay if you
                                                                                                   invest in shares of the
                                                                                                   fund. Because some of
                                                                                                   the fund's expenses
                                                                                                   were waived or
                                                                                                   reimbursed, actual
                                                                                                   total operating
                                                                                                   expenses for the prior
                                                                                                   year were:
                                                                                                   Class A:   %
                                                                                                   Class B:   %
                                                                                                   Class 2:   %
                                                                                                   Class O:   %

                                                                                                   These waivers and/or
                                                                                                   reimbursements may be
                                                                                                   reduced or terminated
                                                                                                   at any time.

--------------------------------------------------------------------------------------------------------------------------


EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $        $         $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                             Large Cap Growth Fund
                    Salomon Brothers Investment Series - 37

 MID CAP FUND


 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of medium
 STRATEGY                sized companies. Under normal circumstances, the fund
                         invests at least 80% of its assets in these securities and related investments. A company is considered medium sized if its market capitalization is within the range of the market capitalizations of companies in the S&P MidCap 400 Index, an index of medium capitalization stocks, although the company is not required to be included in the Index. As of March 31,
                         2003, the S&P MidCap 400 Index included companies with
                         market capitalizations between $   million and $  billion.
                         The size of companies in the S&P MidCap 400 Index changes
                         with market conditions and the composition of the Index. The fund's equity securities may include common stocks,
                         securities convertible into common stocks, preferred stocks and warrants.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes medium sized U.S. companies with good
 MANAGER                 prospects for revenue and earnings growth that meet the
 SELECTS THE             manager's valuation criteria. In selecting investments, the
 FUND'S                  manager looks for issuers that are among the leaders in
 INVESTMENTS             their industries.
                         The manager generally uses a 'bottom-up' approach when
                         selecting securities for the fund. This means that the
                         manager looks primarily at individual companies against the context of broader market forces.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                or the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                 Medium capitalization stocks or growth stocks fall out of
                          favor with investors.
                          Recession or adverse economic trends adversely affect the
                          earnings or financial condition of companies in which the
                          fund invests.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of the fund's
                          investments proves to be incorrect.
                          There is greater volatility of share price because of the
                          fund's focus on medium sized companies.

                         Compared to large cap companies, medium sized companies and the market for their equity securities are more likely to:
                          Have more limited product lines, capital resources and
                          management depth.
                          Experience sharper swings in market values.
                          Be harder to sell at the times and prices the manager
                          believes appropriate.

                         The market prices of companies believed to have good
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.


                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 38

 PERFORMANCE
 The fund was organized in September 2001, and the information in the bar chart and table prior to that date is based on the performance of the fund's predecessor, the Common Stock Fund, which transferred its portfolio securities to the fund when the fund commenced operations in exchange for Class O shares of the fund. The Common
 Stock Fund was a subtrust of The Collective Trust for Citibank's Business and Professional Retirement Plan,
 which was a collective trust managed by Citibank, N.A. (an affiliate of the fund's investment manager) since the trust's inception. The fund is managed in a manner that is in all material respects equivalent to the management of the Common Stock Fund. The total returns in the bar chart and the table have been adjusted to reflect the estimated total annual operating expenses of the share class indicated.
 The Common Stock Fund was not subject to certain investment limitations, diversification requirements and other requirements under the Investment Company Act of 1940 and the Internal Revenue Code that the fund is subject to and had different federal tax treatment than the fund, which had they applied might have adversely affected performance.



 The bar chart indicates the risks of                    [BAR CHART]                              TOTAL RETURN
 investing in the fund by showing                      % Total Return                             The bar chart shows the
 changes in the fund's performance      93    94    95     96     97    98    99   00    01   02  performance of the
 from year to year. Past performance  11.43 -7.26  31.89  19.24 32.84 14.54 28.47 26.30 -6.87     fund's Class A shares
 does not necessarily indicate how               Calendar years ended December 31                 and its predecessor
 the fund will perform in the future.                                                             fund for each of the
 QUARTERLY RETURNS:                                                                               calendar years
 Highest:     % in                                                                                indicated. Class B, 2
    quarter     ;                                                                                 and O shares would have
 Lowest:      % in    quarter     .                                                               different performance
                                                                                                  because of their
                                                                                                  different expenses. The
                                                                                                  performance information
                                                                                                  in the chart does not
                                                                                                  reflect sales charges,
                                                                                                  which would reduce your
                                                                                                  return.
----------------------------------------------------------------------------------------------------------



 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

-------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)*
                                                          1 Year      5 Years    10 Years

 Class A                                                          %         %          %

 Return Before Taxes                                              %         %          %

 Return After Taxes on Distributions**                            %         %          %

 Return After Taxes on Distributions                              %         %          %
 and Sale of Fund Shares**
-------------------------------------------------------------------------
 Other Classes

 Class B                                                          %         %          %

 Class 2                                                          %         %          %

 Class O                                                          %         %          %
-------------------------------------------------------------------------
 S&P MidCap 400 Index                                             %         %          %

  * Total returns prior to September, 2001 are based on the performance of the fund's predecessor, the Common Stock Fund, adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the fund.

 ** After tax information for the 5 and 10 year periods is not provided because those periods reflect the performance of the fund's predecessor, the Common Stock Fund, which was subject to different tax treatment.
                                                                                             COMPARATIVE PERFORMANCE

                                                                                             This table compares the
                                                                                             before- and after-tax
                                                                                             average annual total
                                                                                             return of the fund's
                                                                                             Class A shares for the
                                                                                             periods shown with that
                                                                                             of the S&P MidCap 400
                                                                                             Index, a broad-based
                                                                                             unmanaged
                                                                                             capitalization-
                                                                                             weighted index of
                                                                                             medium capitalization
                                                                                             stocks. After-tax
                                                                                             returns for all other
                                                                                             classes vary. After-tax
                                                                                             returns are calculated
                                                                                             using the highest
                                                                                             historical individual
                                                                                             federal marginal income
                                                                                             tax rates and do not
                                                                                             reflect the impact of
                                                                                             state and local taxes.
                                                                                             Actual after-tax
                                                                                             returns depend upon an
                                                                                             individual investor's
                                                                                             tax situation and may
                                                                                             differ from those
                                                                                             shown. After-tax
                                                                                             returns shown are not
                                                                                             relevant to investors
                                                                                             who hold their fund
                                                                                             shares through tax-
                                                                                             deferred arrangements
                                                                                             such as 401(k) plans or
                                                                                             individual retirement
                                                                                             accounts. This table
                                                                                             also compares the
                                                                                             before-tax average
                                                                                             annual total returns of
                                                                                             the other fund classes
                                                                                             with the S&P
                                                                                             MidCap 400 Index. The
                                                                                             fund's past
                                                                                             performance, before and
                                                                                             after taxes, is not
                                                                                             necessarily an
                                                                                             indication of how the
                                                                                             fund will perform in
                                                                                             the future.


                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 39

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                  5.75%*     None     1.00%       None

 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES
 (PAID BY THE FUND AS A % OF NET ASSETS)

   Management fees                                  0.75%     0.75%     0.75%      0.75%

   Distribution and service (12b-1) fee             0.25%     1.00%     1.00%       None

   Other expenses                                       %         %         %          %

   Total annual fund operating expenses                 %         %         %          %

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES

                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because of
                                                                                              voluntary waivers
                                                                                              and/or reimbursements,
                                                                                              actual total annual
                                                                                              fund operating expenses
                                                                                              are expected to be:
                                                                                              Class A:   %
                                                                                              Class B:   %
                                                                                              Class 2:   %
                                                                                              Class O:   %
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------


 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                          $        $         $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period
                      (unless otherwise indicated)
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.


                                  Mid Cap Fund
                    Salomon Brothers Investment Series - 40

 NATIONAL TAX FREE BOND FUND


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations issued by a variety of states and localities
                         that pay interest that is exempt from federal income taxes, including the federal alternative minimum tax. These
                         obligations may include obligations of Puerto Rico and other
                         U.S. territories. Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal
                         income taxes, including the federal alternative minimum tax.
                         Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying
                         issuers. The fund may invest directly in municipal
                         obligations or in participation or other interests in
                         municipal obligations.

                         Subject to the 80% policy, the fund may also invest in
                         municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. Although the fund seeks to minimize risk by
                         investing in municipal securities from a number of different states and localities, the fund may, from time to time,
                         invest over 25% of its assets in municipal securities from one state or region. The fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes.

                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.

                         MATURITY: The fund may invest in obligations with any
                         maturity. However, the fund's dollar-weighted average
                         maturity is normally expected to be in a long-term range
                         (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average
                         maturity of the securities held by the fund is under 10
                         years.
-------------------------------------------------------------------------------------
 HOW THE                 When selecting securities for the fund and managing the
 MANAGER                 portfolio, the manager looks for both income and potential
 SELECTS THE             for gain.
 FUND'S                  The fund is managed using a combination of qualitative and
 INVESTMENTS             quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast
                         and analysis of general economic conditions throughout the
                         United States. Then the manager compares specific regions
                         and sectors to identify broad segments of the municipal
                         market poised to benefit in this environment. The manager
                         also closely studies the yields and other characteristics of specific issues to identify attractive opportunities. The
                         manager uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The manager uses this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the
                         manager believes that better opportunities exist or that the security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.



                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 41

 PRINCIPAL               Investors could lose money on their investment in the fund,
 RISKS OF                the fund's income may go down, or the fund may not perform
 INVESTING IN            as well as other investments if any of the following occurs:
 THE FUND                 Interest rates go up, causing the prices of fixed income
 The fund is not          securities to decline and reducing the value of the fund's
 diversified, which       investments.
 means that it can        The issuer of a security owned by the fund defaults on its
 invest a relatively      obligations to pay principal and/or interest or has its
 high percentage of its   credit rating downgraded.
 assets in the            During periods of declining interest rates, the issuer of a
 obligations of a         security prepays principal earlier than scheduled, forcing
 limited number of        the fund to reinvest in lower yielding securities. This is
 issuers, including       known as call or prepayment risk.
 issuers that derive      During periods of rising interest rates, the issuer of a
 income from similar      security prepays principal later than is expected, which
 projects or that are     effectively lengthens the maturities of the affected
 otherwise related. As    securities making them more sensitive to interest rate
 a result, many           changes and the fund's share price more volatile. This is
 securities held by the   known as extension risk.
 fund may be adversely    The fund invests new cash or the proceeds from matured,
 affected by a            traded or called bonds at market interest rates that are
 particular single        below the portfolio's current earnings rate.
 economic, business,      The manager's judgment about the attractiveness, value or
 regulatory or            credit quality of a particular security or interest rate
 political event. You     trends proves to be incorrect.
 should consider the     The national economy and the economies of many of the states
 greater risk inherent   are experiencing downturns with decreasing revenues and
 in these policies when  increasingly large budget shortfalls predicted at all levels
 compared with a more    for the current and the coming fiscal year. Local
 diversified mutual      governments are experiencing increasing difficulties as
 fund.                   states facing declining revenues and in some cases reduced federal aid have in turn curtailed aid to local governments.
                         These and other factors may affect the market value of
                         municipal obligations held by the fund, the marketability of such obligations, and the ability of municipal issuers to
                         make timely payments of interest and principal.

                         Some of the fund's income distributions may be subject to
                         federal income or alternative minimum taxes. Generally, the fund's income distributions will be subject to applicable
                         state and local taxes. The fund's capital gains, if any,
                         will also be subject to taxation.



                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 42

 PERFORMANCE

 The bar chart indicates the risks of                 [BAR CHART]
 investing in the fund by showing                   % Total Return
 changes in the fund's performance      96     97      98      99     00      01     02
 from year to year. Past performance   3.31  11.45   10.05   -3.86  12.10   3.39
 does not necessarily indicate how            Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS:
 Highest:    % in
   quarter     ;
 Lowest:     % in
    quarter     .

                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                   Since*
                                                             1 Year      5 Years   Inception

 Class A

   Return Before Taxes                                            %        %          %

   Return After Taxes on Distributions                            %        %          %

   Return After Taxes on Distributions                            %        %          %
   and Sale of Fund Shares
-------------------------------------------------------------------------
 Other Classes

 Class B                                                          %         n/a       %

 Class 2                                                          %         n/a       %

 Class O                                                          %         n/a       %

-------------------------------------------------------------------------
 Lehman Municipal 4 Years Plus Bond Index                         %          %        **

 *  The inception date for Class A shares is August 17, 1995; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 12, 2001; the inception date for Class 2 and O shares is November 19, 2001.

 ** The total return of the Index since the inception of Class A shares is unavailable.
                                                                                               COMPARATIVE
                                                                                               PERFORMANCE

                                                                                               This table compares the
                                                                                               before- and after-tax
                                                                                               average annual total
                                                                                               return of the fund's
                                                                                               Class A shares for the
                                                                                               periods shown with that
                                                                                               of the Lehman Municipal
                                                                                               4 Years Plus Bond
                                                                                               Index, a broad-based
                                                                                               unmanaged index of
                                                                                               municipal bonds with a
                                                                                               maturity of greater
                                                                                               than four years.
                                                                                               After-tax returns for
                                                                                               all other classes will
                                                                                               vary. After-tax returns
                                                                                               are calculated using
                                                                                               the highest historical
                                                                                               individual federal
                                                                                               marginal income tax
                                                                                               rates and do not
                                                                                               reflect the impact of
                                                                                               state and local taxes.
                                                                                               Actual after-tax
                                                                                               returns depend upon an
                                                                                               individual investor's
                                                                                               tax situation and may
                                                                                               differ from those
                                                                                               shown. After-tax
                                                                                               returns shown are not
                                                                                               relevant to investors
                                                                                               who hold their fund
                                                                                               shares through
                                                                                               tax-deferred
                                                                                               arrangements such as
                                                                                               401(k) plans or
                                                                                               individual retirement
                                                                                               accounts. This table
                                                                                               also compares the
                                                                                               before-tax average
                                                                                               annual total returns of
                                                                                               the other fund classes
                                                                                               with the Lehman
                                                                                               Municipal 4 Years Plus
                                                                                               Bond Index. The fund's
                                                                                               past performance,
                                                                                               before and after taxes,
                                                                                               is not necessarily an
                                                                                               indication of how the
                                                                                               fund will perform in
                                                                                               the future.



                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 43

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                    CLASS A     CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                4.00%*      None      None       None

 Maximum deferred sales charge on redemptions      None      5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                                0.50%      0.50%     0.50%      0.50%

   Distribution and service (12b-1) fee           0.25%      1.00%     0.75%       None

   Other expenses                                     %          %         %          %

   Total annual fund operating expenses               %          %         %          %

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                             FEES AND EXPENSES

                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because some of
                                                                                             the fund's expenses
                                                                                             were waived or
                                                                                             reimbursed, actual
                                                                                             total operating
                                                                                             expenses for the prior
                                                                                             year were:
                                                                                              Class  A:   %
                                                                                              Class  B:   %
                                                                                              Class  2:   %
                                                                                              Class  O:   %

                                                                                             These waivers and/or
                                                                                             reimbursements may be
                                                                                             reduced or terminated
                                                                                             at any time.


--------------------------------------------------------------------------------

 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES            1 YEAR      3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                          $          $        $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.



                          National Tax Free Bond Fund
                    Salomon Brothers Investment Series - 44

 NEW YORK MUNICIPAL MONEY MARKET FUND

 INVESTMENT              The fund seeks as high a level of current income exempt from
 OBJECTIVE               regular federal income tax and New York State and New York
                         City personal income taxes as is consistent with liquidity and the stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high quality, short-term 'New
 INVESTMENT              York municipal securities,' which are debt obligations
 STRATEGY                issued by the State of New York and its political
                         subdivisions, agencies and public authorities (or certain
                         other governmental issuers such as Puerto Rico, the Virgin
                         Islands, and Guam). Under normal circumstances, the fund
                         invests at least 80% of its assets in these obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal
                         income taxes, but may be subject to the federal alternative minimum tax. The interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation. Subject to its 80% policy, the fund may invest up to 20% of its assets in securities that pay interest which is not exempt from New York State or New York City personal income tax or federal income tax.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------

 HOW THE                 The manager selects securities primarily by identifying
 MANAGER                 undervalued sectors and individual securities, while also
 SELECTS THE             selecting securities that it believes will benefit from
 FUND'S                  changes in market conditions. In selecting individual
 INVESTMENTS             securities, the manager:

                          Uses fundamental credit analysis to estimate the relative
                          value and attractiveness of various opportunities in the New
                          York municipal bond market.
                          Identifies eligible issuers with the most desirable credit quality.
                          Trades between general obligations and revenue bonds and
                          among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent
                          relative values.
                          Considers a security's maturity in light of the outlook for the issuer and its sector and interest rates.

                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 45

 PRINCIPAL               An investment in the fund is not insured or guaranteed by
 RISKS OF                the FDIC or any other government agency. Although the fund
 INVESTING IN            seeks to preserve the value of an investment at $1.00 per
 THE FUND                share, it is possible to lose money by investing in the fund or the fund may not perform as well as other similar money market funds if any of the following occurs:

 There is no assurance    Interest rates rise sharply.
 that the fund will be    An issuer or guarantor of the fund's securities defaults or
 able to maintain a       has its credit rating downgraded.
 stable net asset value   New federal or state legislation adversely affects the
 of $1.00 per share.      tax-exempt status of securities held by the fund or the
 The fund invests a       financial ability of the municipalities to repay these
 high percentage of its   obligations.
 assets in municipal      The manager's judgment about the relative value, credit
 obligations of issuers   quality or income potential of a particular security or the
 located in New York.     direction or timing of interest rate changes proves to be
 In addition, the fund    incorrect.
 is not diversified,     You should be aware that New York has experienced
 which means that it     difficulties in recent years and is currently experiencing
 can invest a            an economic downturn, declining revenues and budget
 relatively high         shortfalls. Budget deficits have also been predicted for the
 percentage of its       2003 - 2004 fiscal year and tax collections have continued
 assets in the           to decrease. New York's general obligation bonds are
 obligations of a        currently rated A2, AA and AA by Moody's Investor Services,
 limited number of       Inc., Standard and Poors and Fitch, Inc., respectively, but
 issuers. As a result,   there could be downward rate changes in the future. You
 the fund may be         should also note that these ratings reflect the view of the
 adversely affected by   rating agencies as to the credit quality of the State of New
 a particular single     York only, and do not indicate the creditworthiness of
 economic, business,     tax-exempt securities of other municipal issuers in the
 regulatory or           state. Local governments in the state, including New York
 political event and in  City, may face severe financial difficulties in 2003 and
 particular, events      beyond as a result of the deteriorating economy and reduced
 that adversely affect   aid from the State. These and other factors may affect the
 issuers in New York.    market value of municipal obligations held by the fund, the
 You should consider     marketability of such obligations, and the ability of the
 the greater risk        issuers to make the required payments of interest and
 inherent in these       principal resulting in losses to the fund. In addition, if policies when compared  the fund has difficulty finding high quality New York
 with a more             municipal obligations to purchase, the amount of the fund's
 diversified mutual      income that is subject to New York taxes could increase.
 fund.                   More detailed information about the economy of New York may be found in the Statement of Additional Information.

                         It is possible that some of the fund's income may be subject to New York state and local taxation and federal income or alternative minimum taxation. The fund's capital gains
                         distributions, if any, will also be subject to taxation.


                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 46

 PERFORMANCE
 The bar chart indicates the risks of                  [BAR CHART]
 investing in the fund by showing                    % Total Return
 changes in the fund's performance        93    94    95    96    97    98    99    00    01    02
 from year to year. Past performance     2.34  2.68  3.73  3.30  3.45  3.20  2.93  3.79  2.50
 does not necessarily indicate how            Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
    % in   quarter     ;
 Lowest:    % in   quarter
     .
                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and 2 shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.



-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)

 Class           Inception Date     1 Year         5 Years     10 Years   Since Inception

 Class A            11/1/96            %              %          n/a           3.18%

 Class B*           11/1/96            %             n/a         n/a            n/a

 Class 2'D'**       11/1/96            %             n/a         n/a            n/a

 Class O            10/2/90          2.50%          3.17%       3.10%           n/a

 The fund's 7-day effective yield as of December 31, 2002 was [  %].

'D' formerly Class C

 *  As of November 2, 2001, Class B shares were fully redeemed.

 ** Performance begins on November 21, 2001 (for explanation see footnote* to financial highlights).
                                                                                            COMPARATIVE PERFORMANCE

                                                                                            The table indicates the
                                                                                            average annual total
                                                                                            return of each class
                                                                                            for the periods shown.
-------------------------------------------------------------------------------------------------------------------


 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

 Maximum sales charge on purchases                   None      None      None        None
 Maximum deferred sales charge on redemptions        None      None      None        None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

 Management fees                                    0.20%     0.20%     0.20%       0.20%

 Distribution and service (12b-1) fee                None      None      None        None

 Other expenses                                         %      %[*]         %           %

 Total annual fund operating expenses                   %      %[*]         %           %

 [* For Class B shares, other expenses and total fund operating expenses are based on expenses incurred by Class A shares because Class B shares were fully redeemed as of
    November 2, 2001.]

                                                                                             FEES AND EXPENSES

                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund.
--------------------------------------------------------------------------------------------------------------------


 EXAMPLE



 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $        $         $           $

 Class B

 Class 2

 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.


                      New York Municipal Money Market Fund
                    Salomon Brothers Investment Series - 47

 NEW YORK TAX FREE BOND FUND


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in investment grade municipal
 STRATEGY                obligations that pay interest that is exempt from federal
                         income tax, including the federal alternative minimum tax, and from New York State and New York City personal income
                         tax. Under normal market conditions, the fund invests at
                         least 80% of its assets in these municipal obligations.
                         Issuers of these obligations are usually located in New
                         York, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest
                         directly in municipal obligations or in participation or
                         other interests in municipal obligations.
                         Subject to this 80% policy, the fund may purchase other
                         municipal obligations. The interest on these securities may be subject to New York State or New York City personal
                         income taxes or federal alternative minimum taxes. The fund may also invest in short-term debt securities that pay
                         interest that is subject to federal as well as New York
                         State and New York City personal income taxes.
                         The fund may use futures contracts, a common form of
                         derivative, in order to protect (or 'hedge') against changes in interest rates or to manage the maturity or duration of fixed income securities.
                         MATURITY: The fund may invest in bonds with any maturity.
                         However, the fund's dollar-weighted average maturity is
                         normally expected to be in a long-term range (between 10 and
                         30 years). For strategic purposes, however, the fund may
                         invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.
-------------------------------------------------------------------------------------
 HOW THE MANAGER         When selecting securities for the fund and managing the
 SELECTS THE FUND'S      portfolio, the manager looks for both income and potential
 INVESTMENTS             for gain.
                         The fund is managed with a combination of qualitative and
                         quantitative analysis. The manager decides which securities to purchase by first developing an interest rate forecast
                         and analysis of general economic conditions for the United
                         States as a whole, with a particular focus on the New York area. The manager compares specific sectors to identify
                         broad segments of the municipal market poised to benefit in this environment. The manager also closely studies the
                         yields and other characteristics of specific issues to
                         identify attractive opportunities. The manager seeks to add value by investing in a range of municipal bonds,
                         representing different market sectors, structures and
                         maturities. The manager uses this same approach when
                         deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the manager believes that better opportunities exist or that the
                         security no longer fits within the manager's overall
                         strategies for achieving the fund's investment objective.



                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 48

 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   the fund's income may go down, or the fund may not perform
 The fund invests a      as well as other investments if any of the following occurs:
 high percentage of its   Interest rates go up, causing the prices of fixed income
 assets in municipal      securities to decline and reducing the value of the fund's
 obligations of issuers   investments.
 located in New York.     The issuer of a security owned by the fund defaults on its
 In addition, the fund    obligation to pay principal and/or interest or has its
 is not diversified,      credit rating downgraded.
 which means that it      During periods of declining interest rates, the issuer of a
 can invest a             security prepays principal earlier than scheduled, forcing
 relatively high          the fund to reinvest in lower yielding securities. This is
 percentage of its        known as call or prepayment risk.
 assets in the            During periods of rising interest rates, the issuer of a
 obligations of a         security prepays principal later than is expected, which
 limited number of        effectively lengthens the maturities of the affected
 issuers. As a result,    securities making them more sensitive to interest rate
 the fund may be          changes and the fund's share price more volatile. This is
 adversely affected by    known as extension risk.
 a particular single      The fund invests new cash or the proceeds from matured,
 economic, business,      traded or called bonds at market interest rates that are
 regulatory or            below the portfolio's current earnings rate.
 political event and in   The manager's judgment about the attractiveness, value or
 particular, events       credit quality of a particular security or interest rate
 that adversely affect    trends proves to be incorrect.
 issuers in New York.    You should be aware that New York has experienced
 You should consider     difficulties in recent years and is currently experiencing
 the greater risk        an economic downturn, declining revenues and budget
 inherent in these       shortfalls. Budget deficits have also been predicted for the policies when compared  2003-2004 fiscal year, and tax collections have continued to
 with a more             decrease. New York's general obligation bonds are currently
 diversified mutual      rated A2, AA and AA by Moody's Investor Services, Inc.,
 fund.                   Standard and Poors and Fitch, Inc., respectively, but there could be downward rate changes in the future. You should
                         also note that these ratings reflect the view of the rating agencies as to the credit quality of the State of New York only, and do not indicate the creditworthiness of tax-exempt securities of other municipal issuers in the state. Local
                         governments in the state, including New York City, may face severe financial difficulties in 2003 and beyond as a result of the deteriorating economy and reduced aid from the State.
                         These and other factors may affect the market value of
                         municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in
                         losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal obligations to
                         purchase, the amount of the fund's income that is subject to
                         New York taxes could increase. More detailed information
                         about the economy of New York may be found in the Statement of Additional Information.

                         It is possible that some of the fund's income may be subject to New York state and local taxation and federal income or alternative minimum taxation. The fund's capital gains
                         distributions, if any, will also be subject to taxation.



                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 49

 PERFORMANCE

 The bar chart indicates the risks of            [BAR CHART]
 investing in the fund by showing               % Total Return
 changes in the fund's performance        93    94    95    96    97    98    99    00    01    02
 from year to year. Past performance    12.03 -7.47 17.89  3.01  9.62  6.89 -3.73 11.55  3.32
 does not necessarily indicate how            Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
    % in   quarter     ;
 Lowest:    % in   quarter
     .
                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                         1          5         10       Since*
                                                        Year      Years     Years      Inception

 Class A

   Return Before Taxes                                        %        %         %         n/a

   Return After Taxes on Distributions                        %        %         %         n/a

   Return After Taxes on Distributions                        %        %         %         n/a
   and Sale of Fund Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                                      %      n/a       n/a           %

 Class 2**                                                  n/a      n/a       n/a         n/a

 Class O                                                      %      n/a       n/a           %

-------------------------------------------------------------------------
 Lehman Municipal Bond Index                              5.13%    5.98%     6.63%         n/a

 * The inception date for Class A shares is September 8, 1986; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B and O shares is November 19, 2001 and October 29, 2001 respectively.

 ** No Class 2 shares were outstanding during the calendar year ended December 31, 2002.
                                                                                                   COMPARATIVE PERFORMANCE

                                                                                                   This table compares the
                                                                                                   before- and after-tax
                                                                                                   average annual total
                                                                                                   return of the fund's
                                                                                                   Class A shares for the
                                                                                                   periods shown with that
                                                                                                   of the Lehman Municipal
                                                                                                   Bond Index, a
                                                                                                   broad-based unmanaged
                                                                                                   index of municipal
                                                                                                   bonds. After-tax
                                                                                                   returns for all other
                                                                                                   classes will vary.
                                                                                                   After-tax returns are
                                                                                                   calculated using the
                                                                                                   highest historical
                                                                                                   individual federal
                                                                                                   marginal income tax
                                                                                                   rates and do not
                                                                                                   reflect the impact of
                                                                                                   state and local taxes.
                                                                                                   Actual after-tax
                                                                                                   returns depend upon an
                                                                                                   individual investor's
                                                                                                   tax situation and may
                                                                                                   differ from those
                                                                                                   shown. After-tax
                                                                                                   returns shown are not
                                                                                                   relevant to investors
                                                                                                   who hold their fund
                                                                                                   shares through
                                                                                                   tax-deferred
                                                                                                   arrangements such as
                                                                                                   401(k) plans or
                                                                                                   individual retirement
                                                                                                   accounts. This table
                                                                                                   also compares the
                                                                                                   before-tax average
                                                                                                   annual total returns of
                                                                                                   the other fund classes
                                                                                                   with the Lehman
                                                                                                   Municipal Bond Index.
                                                                                                   The fund's past
                                                                                                   performance, before and
                                                                                                   after taxes, is not
                                                                                                   necessarily an
                                                                                                   indication of how the
                                                                                                   fund will perform in
                                                                                                   the future.



                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 50

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

 Maximum sales charge on purchases                  4.00%*     None      None       None

 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

 ANNUAL FUND OPERATING EXPENSES
 (PAID BY THE FUND AS A % OF NET ASSETS)

 Management fees                                    0.50%     0.50%     0.50%      0.50%

 Distribution and service (12b-1) fee               0.25%     1.00%     0.75%       None

 Other expenses                                         %         %         %          %

 Total annual operating expenses                        %         %         %          %

  *If you buy Class A Shares in amounts of $50,000 or more, the sales charge is lower. You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES

                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because some of
                                                                                              the fund's expenses
                                                                                              were waived or
                                                                                              reimbursed, actual
                                                                                              total operating
                                                                                              expenses for the prior
                                                                                              year were:
                                                                                              Class  A:   %
                                                                                              Class  B:   %
                                                                                              Class  2:   %
                                                                                              Class  O:   %
                                                                                              These waivers and/or
                                                                                              reimbursements may be
                                                                                              reduced or terminated
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------




 EXAMPLE
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $         $        $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.



                          New York Tax Free Bond Fund
                    Salomon Brothers Investment Series - 51

    Salomon Brothers Investment Series

ACCOUNT APPLICATION Please Note: A separate application must be used to open an IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                     I.D. No. or Social Security No.)

[ ] INDIVIDUAL          [ ] JOINT      Social Security No. or Taxpayer I.D. No.

Name
     --------------------------------      -------------------------------------
Joint Registrant (if any)(1),(2)        Social Security No. or Taxpayer I.D. No.

Name
     --------------------------------      -------------------------------------

(1) Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

(2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR  [ ] UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name
     --------------------------------

Minor's Date of Birth
                      ---------------

Name of Minor (only one permitted)                   Minor's Social Security No.

Name
     --------------------------------            ------------------------------

 under the     --------------------------------
               State of Residence of Minor

                (Account will not be opened without minor's Social Security No.)
                 Uniform Gifts/Transfer to Minors Act.
--------------------------------------------------------------------------------

[ ]  CORPORATION                    [ ] PARTNERSHIP               [ ] Social Security No. or Taxpayer I.D. No.

[ ]  TRUST*                         [ ] OTHER                               ________________________________

   (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other
                                           -------------------------------------
_______________________________________________________________________________

Name(s) of Trustee(s)
                      ---------------------------------------------------------

*If a Trust, include date of trust instrument
 and list trustees if they are to be
 named in the registration.        Date of the Trust Agreement
                                                              _________________

--------------------------------------------------------------------------------

 2. MAILING ADDRESS

Street or P.O. Box
                   -----------------------------------------------------------

                   -----------------------------------------------------------

City                                  State                    Zip
     --------------------------------       ------------------     ----------

Business Telephone                        Home Telephone
                   ----------------------                --------------------
--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT

[ ] I have enclosed a check for the minimum of $250 per Fund ($50 for UGMA accounts).

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ___ shares of ___ through my broker on __/___/___. Confirm #___

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:


CLASS A  CLASS B  CLASS 2  CLASS Y      SALOMON BROTHERS INVESTMENT SERIES              INVESTMENT
---------------------------------------------------------------------------------------------------------
                                        All Cap Value Fund                        $
-------  -------  -------  -------                                                 ----------------------
                             N/A        Asia Growth Fund                          $
-------  -------  -------  -------                                                 ----------------------
                             N/A        International Equity Fund                 $
-------  -------  -------  -------                                                 ----------------------
                                        Small Cap Growth Fund                     $
-------  -------  -------  -------                                                 ----------------------
                                        Capital Fund                              $
-------  -------  -------  -------                                                 ----------------------
                             N/A        Large Cap Growth Fund                     $
-------  -------  -------  -------                                                 ----------------------
                                        Investors Value Fund                      $
-------  -------  -------  -------                                                 ----------------------
                             N/A        Balanced Fund                             $
-------  -------  -------  -------                                                 ----------------------
                                        High Yield Bond Fund                      $
-------  -------  -------  -------                                                 ----------------------
                             N/A        Short/Intermediate U.S. Government Fund   $
-------  -------  -------  -------                                                 ----------------------
                             N/A        Strategic Bond Fund                       $
-------  -------  -------  -------                                                 ----------------------
                             N/A        New York Municipal Money Market Fund      $
-------  -------  -------  -------                                                 ----------------------
                             N/A        Cash Management Fund                      $
-------  -------  -------  -------                                                 ----------------------
                                        Large Cap Core Equity Fund                $
-------  -------  -------  -------                                                 ----------------------
                             N/A        Mid Cap Fund                              $
-------  -------  -------  -------                                                 ----------------------
                             N/A        California Tax Free Bond Fund             $
-------  -------  -------  -------                                                 ----------------------
                             N/A        New York Tax Free Bond Fund               $
-------  -------  -------  -------                                                 ----------------------
                             N/A        National Tax Free Bond Fund               $
-------  -------  -------  -------                                                 ----------------------
                                                         TOTAL INVESTMENT AMOUNT  $
  -------                                                                          ----------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT

Are you a shareholder in another Salomon Brothers Investment Series
Fund?   [ ] Yes   [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Investment Series Fund accounts (excluding Class B and Class 2 Shares).

Fund                                         Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT

[ ] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $50,000     [ ] $100,000     [ ] $250,000     [ ] $500,000    [ ] $1,000,000
--------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                                CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.       [ ]  I wish to reinvest capital gains in the same
                                                              Fund.
[ ] I wish to have dividends paid in cash.               [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the ___ Fund to the ___ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_____ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly           [ ] Quarterly          [ ] Startup Month/Year:____________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $25 from each Fund.

Please mail checks to:                                  Wire transfers to:
[ ] Address of Record (named in Section 2)              [ ] Bank of Record (named in Section 10)

Name
     --------------------------------------------------------------------------
Address
       ------------------------------------------------------------------------

City                                    State                    Zip
     ---------------------------------        ------------------     ----------

------------------------------------------------------------------------------

 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account (s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ] I DO NOT want the Telephone Redemption Privilege.
-------------------------------------------------------------------------------

 8. SYSTEMATIC EXCHANGE PLAN

I would like to exchange shares in my ______________ Fund account, for which no certificates have been issued, to:

$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_______

--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the _______ day of the month for investment:

[ ] Monthly             [ ] Every alternate month         [ ] Other

[ ] Quarterly           [ ] Semianually

No more than one investment will be processed per month.

$ ____________ into the ___________________________________________________Fund
   $25 Minimum

$ ____________ into the ___________________________________________________Fund
   $25 Minimum

$ ____________ into the ___________________________________________________Fund
   $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

    JOHN DOE                                             000
    123 Main Street
    Anywhere, USA 12345

    ____________________________________________ $

    --------------------------------------------------------------------------

    ------------------------------                ----------------------------
 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.

Bank Name
                 -------------------------------------------------------------

Address
                 -------------------------------------------------------------

City                                           State           Zip
                  --------------------------        ---------     ------------

Bank ABA No.
                 -------------------------------------------------------------

Bank Account No.
                 -------------------------------------------------------------

Account Name
                 -------------------------------------------------------------

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund (s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT
I (WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]       Country of Citizenship ________

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature _____________________ Title ________________ Date _________

Authorized signature _____________________ Title ________________ Date _________

--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)


We hereby authorize Citigroup Global Markets Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify Citigroup Global Markets Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.


Dealer's Name  ______________________________________________________________

Main Office Address   ________________________________________________________

Dealer Number  _____________________________ Branch #_____________Rep #_______

Representative's Name ________________________________________________________

Branch Address _______________________________Telephone No.___________________

Authorized Signature of Dealer ________________________________  Title________

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.
--------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and    OR     (for overnight and express mail delivery)
check made payable to Salomon Brothers
Funds to:
SALOMON BROTHERS INVESTMENT SERIES                    SALOMON BROTHERS INVESTMENT SERIES
C/O PFPC                                              C/O PFPC
P.O. BOX 9764                                         4400 COMPUTER DRIVE
PROVIDENCE, RI 02940 - 9764                           WESTBOROUGH, MA 01581-5120

                                                       SBPROAPP 5/00

                                           SIGNATURE CARD
                                          SALOMON BROTHERS
                                        CASH MANAGEMENT FUND
                                NEW YORK MUNICIPAL MONEY MARKET FUND
                               Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
--------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED

--------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) -- Individuals must sign as their names appear in account registration

1 ______________________________________________________________________________

2 ______________________________________________________________________________

3 ______________________________________________________________________________

4 ______________________________________________________________________________
[ ] Check if all signatures are required
[ ] Check if only one signature is required               Date _________________
[ ] Check if combination of signatures is required and specify number and/or individual(s)
                      SUBJECT TO CONDITION ON REVERSE SIDE

  THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

  By executing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

  If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.

  Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until the check has cleared which may take up to 15 days. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

  Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

  I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

 SHORT/INTERMEDIATE U.S. GOVERNMENT FUND


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. The objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    Under normal circumstances, the fund invests substantially
 STRATEGY                all of its assets in debt securities and mortgage-backed
                         securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These investments may include private pools of mortgages the
                         payment of principal and interest of which is guaranteed by the U.S. government, its agencies or instrumentalities.
                         Agency and instrumentality securities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.
                         DURATION: The fund normally maintains an average portfolio effective duration of less than 10 years. Duration is an
                         approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------
 HOW THE                 The manager focuses on identifying undervalued sectors and
 MANAGER                 securities. Specifically, the manager:
 SELECTS THE              Monitors the spread between U.S. Treasury and government
 FUND'S                   agency or instrumentality issues and purchases agency and
 INVESTMENTS              instrumentality issues which it believes will provide a
                          total return advantage.
                          Determines sector or maturity weightings based on
                          intermediate and long-term assessments of the economic
                          environment and relative value factors based on interest
                          rate outlook.
                          Uses research to uncover inefficient sectors of the
                          government and mortgage markets and adjusts portfolio
                          positions to take advantage of new information.
                          Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to
                          identify individual securities that balance potential
                          return and risk.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund
 RISKS OF                or the fund may not perform as well as other investments if
 INVESTING IN            any of the following occurs:
 THE FUND                 Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's investments.
                          As interest rates decline, the issuers of mortgage-related securities held by the fund pay principal earlier than
                          scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is called prepayment or call risk.
                          As interest rates increase, slower than expected principal payments extend the average life of fixed income securities, locking in below-market interest rates and reducing the
                          value of these securities. This is called extension risk.
                          Increased volatility in share price to the extent the fund holds mortgage derivative securities because of their
                          imbedded leverage or unusual interest rate reset terms.
                          The manager's judgment about the attractiveness, value or
                          income potential of a particular security or about interest rate trends proves incorrect.

                         Payments of principal and interest on mortgage pools issued by government related organizations are not guaranteed by
                         the U.S. government. Although mortgage pools issued by U.S.
                         agencies are guaranteed with respect to payments of
                         principal and interest, such guarantee does not apply to
                         losses resulting from declines in the market value of such securities.



                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 52

 PERFORMANCE
 The bar chart indicates the risks of                 [BAR CHART]
 investing in the fund by showing                   % Total Return
 changes in the fund's performance       96    97    98    99    00    01     02
 from year to year. Past performance    3.59  7.86  7.63  1.52  7.91  9.12
 does not necessarily indicate how            Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
    % in    quarter     ;
 Lowest:     % in   quarter     .

                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                Since
                                                            1 Year   5 Years   Inception*

 Class A

   Return Before Taxes                                          %         %          %

   Return After Taxes on Distributions                          %         %          %

   Return After Taxes on Distributions                          %         %          %
   and Sale of Fund Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                                        %         %          %

 Class 2'D'                                                     %         %          %

 Class O                                                        %         %          %

-------------------------------------------------------------------------
 SSB 1-5 Year Treasury Bond Index                               %         %          %

 SSB 1-10 Year Treasury Bond Index**                            %         %          %

'D' formerly Class C

  * The inception date is February 22, 1995.

 ** Since August 13, 2002 the manager has used the SSB 1-10 Year Treasury Bond Index rather than the SSB 1-5 Year Treasury Bond Index as the fund's benchmark because the manager believes that this benchmark more closely matches the stated duration objective of the fund, and more accurately reflects the day-to-day investment universe available to the fund's manager.

                                                                                            COMPARATIVE
                                                                                            PERFORMANCE

                                                                                            This table compares the
                                                                                            before- and after-tax
                                                                                            average annual total
                                                                                            return of the fund's
                                                                                            Class A shares for the
                                                                                            periods shown with that
                                                                                            of the Salomon Smith
                                                                                            Barney 1-5 Year
                                                                                            Treasury Bond Index and
                                                                                            the Salomon Smith
                                                                                            Barney 1-10 Year
                                                                                            Treasury Bond Index
                                                                                            ('SSB Indexes'), a
                                                                                            broad-based unmanaged
                                                                                            index of U.S. Treasury
                                                                                            securities. After-tax
                                                                                            returns for all other
                                                                                            classes will vary.
                                                                                            After-tax returns are
                                                                                            calculated using the
                                                                                            highest historical
                                                                                            individual federal
                                                                                            marginal income tax
                                                                                            rates and do not
                                                                                            reflect the impact of
                                                                                            state and local taxes.
                                                                                            Actual after-tax
                                                                                            returns depend upon an
                                                                                            individual investor's
                                                                                            tax situation and may
                                                                                            differ from those
                                                                                            shown. After-tax
                                                                                            returns shown are not
                                                                                            relevant to investors
                                                                                            who hold their fund
                                                                                            shares through
                                                                                            tax-deferred
                                                                                            arrangements such as
                                                                                            401(k) plans or
                                                                                            individual retirement
                                                                                            accounts. This table
                                                                                            also compares the
                                                                                            before-tax average
                                                                                            annual total returns of
                                                                                            the other fund classes
                                                                                            with the SSB Indexes.
                                                                                            The fund's past
                                                                                            performance, before and
                                                                                            after taxes, is not
                                                                                            necessarily an
                                                                                            indication of how the
                                                                                            fund will perform in
                                                                                            the future.



                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 53

 FEE TABLE
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O
 *Maximum sales charge on purchases                      2.00%*     None      None      None
 Maximum deferred sales charge on redemptions             None     5.00%      None      None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                       0.60%     0.60%     0.60%     0.60%

   Distribution and service (12b-1) fee                  0.25%     1.00%     0.75%      None

   Other expenses                                            %         %         %         %

   Total annual fund operating expenses                      %         %         %         %

 *You may buy Class A Shares in amounts of $500,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                 FEES AND EXPENSES

                                                                                                 This table sets forth
                                                                                                 the fees and expenses
                                                                                                 you will pay if you
                                                                                                 invest in shares of the
                                                                                                 fund. Because some of
                                                                                                 the fund's expenses
                                                                                                 were waived or
                                                                                                 reimbursed, actual
                                                                                                 total operating
                                                                                                 expenses for the prior
                                                                                                 year were:
                                                                                                  Class A:   %
                                                                                                  Class B:   %
                                                                                                  Class 2:   %
                                                                                                  Class O:   %

                                                                                                 These waivers and/or
                                                                                                 reimbursements may be
                                                                                                 reduced or terminated
                                                                                                 at any time.

------------------------------------------------------------------------------------------------------------------------



 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $        $         $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.



                    Short/Intermediate U.S. Government Fund
                    Salomon Brothers Investment Series - 54

 SMALL CAP GROWTH FUND


 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of small cap
 INVESTMENT              issuers. Under normal circumstances, the fund invests at
 STRATEGY                least 80% of its assets in these securities and related
                         investments. The fund considers companies with market
                         capitalizations at the time of purchase by the fund similar to that of the companies included in the Russell 2000 Growth
                         Index to be small cap companies. The Russell 2000 Growth
                         Index includes companies with market capitalizations below the top 1000 stocks of the equity market. As of March 31,
                         2003, the market capitalization of companies included in the
                         Russell 2000 Growth Index ranged from $[ ] million to
                         $[  ] billion.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes companies which it believes have
 MANAGER                 favorable growth prospects and potential for significant
 SELECTS THE             capital appreciation. In selecting individual companies for
 FUND'S                  investment, the manager looks for:
 INVESTMENTS

                          Companies that either occupy a dominant position in an
                          emerging industry or a growing market share in larger,
                          fragmented industries.
                          Favorable sales and/or earnings growth trends.
                          High or improving return on capital.
                          Strong financial condition.
                          Experienced and effective management.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors can lose money on their investment in the fund, or
 RISKS OF                the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND                 Small capitalization or growth stocks fall out of favor with
 Investing in             investors.
 small                    Recession or adverse economic trends adversely affect the
 capitalization           earnings or financial condition of small companies.
 companies                The manager's judgment about the attractiveness, growth
 involves a               prospects or potential appreciation of the fund's
 substantial risk         investments proves to be incorrect.
 of loss.                 There is greater volatility of share price because of the
                          fund's focus on small cap companies.

                         Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:
                           Have more limited product lines, capital resources and
                           management depth.
                           Experience sharper swings in market values.
                           Be harder to sell at the times and prices the manager
                           believes appropriate.
                           Offer greater potential for gain and loss.

                         The market prices of companies believed to have great
                         prospects for revenue and earnings growth tend to reflect
                         those expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.


                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 55

 PERFORMANCE
 The bar chart indicates the risks of                      [BAR CHART]
 investing in the fund by showing                        % Total Return
 changes in the fund's performance                  99      00       01     02
 from year to year. Past performance              57.52   14.08    -6.61
 does not necessarily indicate how             Calendar years ended December 31
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
     % in   quarter     ;
 Lowest:      % in    quarter     .
                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



------------------------------------------------------------------------------------------------------------------------
PERFORMANCE TABLE
THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                               Since*
                                                      1 Year       3 Years    Inception
 Class A

   Return Before Taxes                                   %            %           %

   Return After Taxes on Distributions                   %            %           %

   Return After Taxes on Distributions and Sales         %            %           %
   of Fund Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                                 %            %           %

 Class 2'D'                                              %            %           %

 Class O                                                 %            %           %

 Class Y**                                             [n/a]        [n/a]       [n/a]

-------------------------------------------------------------------------
 Russell 2000 Growth Index                               %            %           %

 Russell 2000 Index                                      %            %           %

 'D' formerly Class C

  *  The inception date is July 1, 1998.

 [** No Class Y shares were outstanding during the calendar year ended December 31, 2002.]

                                                                                                 COMPARATIVE
                                                                                                 PERFORMANCE

                                                                                                 This table compares the
                                                                                                 before- and after-tax
                                                                                                 average annual total
                                                                                                 return of the fund's
                                                                                                 Class A shares for the
                                                                                                 periods shown with that
                                                                                                 of the Russell 2000
                                                                                                 Growth Index, an index
                                                                                                 which measures the
                                                                                                 performance of those
                                                                                                 Russell 2000 Index
                                                                                                 companies with higher
                                                                                                 price-to-book ratios
                                                                                                 and higher forecasted
                                                                                                 growth values, and the
                                                                                                 Russell 2000 Index, an
                                                                                                 index which includes
                                                                                                 companies with market
                                                                                                 capitalizations below
                                                                                                 the top 1,000 stocks of
                                                                                                 the equity market.
                                                                                                 After-tax returns for
                                                                                                 all other classes will
                                                                                                 vary. After-tax returns
                                                                                                 are calculated using
                                                                                                 the highest historical
                                                                                                 individual federal
                                                                                                 marginal income tax
                                                                                                 rates and do not
                                                                                                 reflect the impact of
                                                                                                 state and local taxes.
                                                                                                 Actual after-tax
                                                                                                 returns depend upon an
                                                                                                 individual investor's
                                                                                                 tax situation and may
                                                                                                 differ from those
                                                                                                 shown. After-tax
                                                                                                 returns shown are not
                                                                                                 relevant to investors
                                                                                                 who hold their fund
                                                                                                 shares through tax-
                                                                                                 deferred arrangements
                                                                                                 such as 401(k) plans or
                                                                                                 individual retirement
                                                                                                 accounts. This table
                                                                                                 also compares the
                                                                                                 before-tax average
                                                                                                 annual total returns of
                                                                                                 the other fund classes
                                                                                                 with the Russell 2000
                                                                                                 Growth Index and
                                                                                                 Russell 2000 Index. The
                                                                                                 fund's past
                                                                                                 performance, before and
                                                                                                 after taxes, is not
                                                                                                 necessarily an
                                                                                                 indication of how the
                                                                                                 fund will perform in
                                                                                                 the future.


                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 56

 FEE TABLE

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y

 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None
 Maximum deferred sales charge on redemptions      None*     5.00%     1.00%      None      None

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)

   Management fees                                 0.70%     0.70%     0.70%     0.70%     0.70%

   Distribution and service (12b-1) fee            0.25%     1.00%     1.00%      None      None

   Other expenses**                                    %         %         %         %         %

   Total Annual fund operating expenses**              %         %         %         %         %

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
   Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge)
   but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

[**For Class Y shares, other expenses and total annual fund operating expenses are based on expenses incurred by Class A shares because no Class Y shares were outstanding during the fiscal year ended December 31, 2002.]

                                                                                                     FEES AND EXPENSES

                                                                                                     This table sets forth
                                                                                                     the fees and expenses
                                                                                                     you will pay if you
                                                                                                     invest in shares of the
                                                                                                     fund.

----------------------------------------------------------------------------------------------------------------------------


 EXAMPLE


NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS     10 YEARS
 Your costs would be
 Class A                                           $         $         $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 Class Y

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                             Small Cap Growth Fund
                    Salomon Brothers Investment Series - 57

 STRATEGIC BOND FUND


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in a globally diverse portfolio
 INVESTMENT              of fixed income securities. Under normal circumstances, the
 STRATEGY                fund invests at least 80% of its assets in bonds and related investments. The manager has broad discretion to allocate
                         the fund's assets among the following segments of the global market for fixed income securities:


                         U.S. government obligations           Mortgage- and asset-backed
                         Investment and non-investment grade   securities
                         U.S. and foreign corporate debt       Investment and non-investment grade
                                                               sovereign debt, including issuers
                                                               in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds.'

                         MATURITY: The fund has no specific average portfolio
                         maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual
                         securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:
                          Financial condition.
                          Sensitivity to economic conditions and trends.
                          Operating history.
                          Experience and track record of management.

                         In selecting foreign government debt for investment, the
                         manager considers the issuer's:
                          Economic and political conditions within the issuer's
                          country.
                          Overall and external debt levels and debt service ratios.
                          Access to capital markets.
                          Debt service payment history.

                         In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:
                          Yield curve shifts.
                          Credit quality.
                          Changing prepayment patterns.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 58

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
 Investments in           Interest rates go up, causing the prices of fixed income
 high yield               securities to decline and reducing the value of the fund's
 securities               investments.
 involve a                The issuer of a security owned by the fund defaults on its
 substantial risk         obligation to pay principal and/or interest or has its
 of loss.                 credit rating downgraded.
                          During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier
                          than scheduled, forcing the fund to reinvest in lower
                          yielding securities. This is known as call or prepayment
                          risk.
                          During periods of rising interest rates, the average life of certain types of securities is extended because of slower
                          than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as
                          extension risk.
                          The manager's judgment about the attractiveness, relative
                          value or potential appreciation of a particular sector or
                          security or about interest rate trends proves to be
                          incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

                         High yield securities are considered speculative and,
                         compared to investment grade securities, tend to have:
                          More volatile prices and increased price sensitivity to
                          changing interest rates and to adverse economic and business developments.
                          Greater risk of loss due to default or declining credit
                          quality.
                          Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                          Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

                         Investing in foreign issuers, including emerging market
                         issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests
                         significantly in one country. These risks may include:

                          Less information about non-U.S. issuers or markets may be
                          available due to less rigorous disclosure and accounting
                          standards or regulatory practices.
                          Many non-U.S. markets are smaller, less liquid and more
                          volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.
                          Economic, political and social developments may
                          significantly disrupt the financial markets or interfere
                          with the fund's ability to enforce its rights against
                          foreign government issuers.

                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 59

 PERFORMANCE
 The bar chart indicates the risks of                 [BAR CHART]
 investing in the fund by showing                    % Total Return
 changes in the fund's performance       96     97    98    99     00    01     02
 from year to year.                    14.05  11.23  1.05  4.96   1.77  6.22
 Past performance does not                 Calendar years ended December 31
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
    % in   quarter  ;
 Lowest:     in    quarter  .
                                                                                   TOTAL RETURN

                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



---------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF THE MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2002)
                                                                                Since*
                                                          1 Year     5 Years   Inception

 Class A

   Return Before Taxes                                           %        %           %

   Return After Taxes on Distributions                           %        %           %

   Return After Taxes on Distributions                           %        %           %
   and Sale of Fund Shares

-------------------------------------------------------------------------
 Other Classes

 Class B                                                         %        %           %

 Class 2'D'                                                      %        %           %

 Class O                                                         %        %           %

-------------------------------------------------------------------------

 SSB Broad Investment Grade Bond Index                           %        %           %

'D' formerly Class C

 *  The inception date is February 22, 1995.
                                                                                              COMPARATIVE
                                                                                              PERFORMANCE

                                                                                              This table compares the
                                                                                              before- and after-tax
                                                                                              average annual total
                                                                                              return of the fund's
                                                                                              Class A shares for the
                                                                                              periods shown with that
                                                                                              of the Salomon Smith
                                                                                              Barney Broad Investment
                                                                                              Grade Bond Index ('SSB
                                                                                              Big Index'), a
                                                                                              broad-based unmanaged
                                                                                              index of corporate
                                                                                              bonds. After-tax
                                                                                              returns for all other
                                                                                              classes will vary.
                                                                                              After-tax returns are
                                                                                              calculated using the
                                                                                              highest historical
                                                                                              individual federal
                                                                                              marginal income tax
                                                                                              rates and do not
                                                                                              reflect the impact of
                                                                                              state and local taxes.
                                                                                              Actual after-tax
                                                                                              returns depend upon an
                                                                                              individual investor's
                                                                                              tax situation and may
                                                                                              differ from those
                                                                                              shown. After-tax
                                                                                              returns shown are not
                                                                                              relevant to investors
                                                                                              who hold their fund
                                                                                              shares through tax-
                                                                                              deferred arrangements
                                                                                              such as 401(k) plans or
                                                                                              individual retirement
                                                                                              accounts. This table
                                                                                              also compares the
                                                                                              before-tax average
                                                                                              annual total returns of
                                                                                              the other fund classes
                                                                                              with the SSB Big Index.
                                                                                              The fund's past
                                                                                              performance, before and
                                                                                              after taxes, is not
                                                                                              necessarily an
                                                                                              indication of how the
                                                                                              fund will perform in
                                                                                              the future.


                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 60

 FEE TABLE


 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                       CLASS A   CLASS B   CLASS 2   CLASS O

 *Maximum sales charge on purchases                 4.50%*     None      None        None
  Maximum deferred sales charge on redemptions       None     5.00%     1.00%        None


 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
  A % OF NET ASSETS)

   Management fees                                  0.75%     0.75%     0.75%       0.75%

   Distribution and service (12b-1) fee             0.25%     1.00%     0.75%        None

   Other expenses                                       %         %         %           %

   Total annual fund operating expenses                 %         %         %           %

*If you buy Class A Shares in amounts of $25,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                             FEES AND EXPENSES

                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because some of
                                                                                             the fund's expenses
                                                                                             were waived, actual
                                                                                             total operating
                                                                                             expenses for the prior
                                                                                             year were:
                                                                                             Class A:   %
                                                                                             Class B:   %
                                                                                             Class 2:   %
                                                                                             Class O:   %
                                                                                             This waiver may be
                                                                                             reduced or terminated
                                                                                             at any time.
--------------------------------------------------------------------------------------------------------------------
 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                                $         $         $           $

 Class B (redemption at end of period)

 Class B (no redemption)

 Class 2 (redemption at end of period)

 Class 2 (no redemption)

 Class O

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      You redeem your shares at the end of the period (unless otherwise indicated)
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.


                              Strategic Bond Fund
                    Salomon Brothers Investment Series - 61

 MORE ON THE FUNDS' INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 Each fund's investment objective and its principal investment strategies and risks are described under 'Fund Goals, Strategies and Risks.'

 This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques and the associated risks is included in the statement of additional information (SAI).


 PERCENTAGE LIMITATIONS

 Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.



 CREDIT QUALITY

 Securities are rated by different agencies and if a security receives different ratings from these agencies, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                           ALL CAP VALUE FUND

                           The fund may invest up to 25% of its assets in securities of foreign issuers. The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                           ASIA GROWTH FUND

                           The fund may invest in fixed income securities issued by U.S. and foreign governments, their agencies or instrumentalities and supranational entities. The fund may invest up to 10% of its assets in non-convertible debt securities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadviser.

                           BALANCED FUND

                           The fund may invest up to 20% of its assets in securities of foreign issuers.

                           CAPITAL FUND

                           The fund may invest in investment grade fixed income securities and may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest up to 10% of its assets in distressed debt securities. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may borrow up to 15% of its total assets. The fund will only borrow from banks.

                           HIGH YIELD BOND FUND

                           Although the fund invests primarily in high yield securities, the fund may also invest up to 20% of its assets in equity and equity related securities.

                    Salomon Brothers Investment Series - 62

 INVESTMENT GRADE SECURITIES

 Securities are investment grade if:

  They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

  They have received a comparable short-term or other rating.

  They are unrated securities that the manager believes are of comparable quality to investment grade securities.

                           INTERNATIONAL EQUITY FUND

                           Although the fund invests primarily in securities of issuers organized in at least three countries other than the U.S., the fund may invest up to 15% of its assets in the securities of issuers located in the U.S. The fund emphasizes investments in developed markets, but may also invest up to 15% of its assets in companies located in developing countries. The fund may invest in other securities of non-U.S. issuers which the subadviser believes provide an opportunity for appreciation, such as convertible bonds, preferred stocks and warrants. The fund's long-term convertible investments will carry at least a Baa rating from Moody's Investors Service, Inc. or a BBB rating from Standard & Poor's Ratings Group at the time of purchase or are determined by the subadviser to be of equal quality.

                           INVESTORS VALUE FUND

                           The fund may invest up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may invest up to 20% of its assets in securities of foreign issuers.

                           LARGE CAP CORE EQUITY FUND

                           The fund may invest up to 20% of its assets in foreign equity securities. The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

                           LARGE CAP GROWTH FUND

                           The fund may invest in equity securities of companies with market capitalizations not within the top 1,000 stocks of the equity market. The fund may invest up to 15% of its assets in foreign equity securities.

                           MID CAP FUND

                           The fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations are higher or lower than the market capitalizations of companies included in the S&P MidCap 400 Index. The fund may invest up to 20% of its assets in investment grade non-convertible bonds, notes and debt securities (called 'fixed income' investments) when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers including emerging market issuers.

                           SMALL CAP GROWTH FUND

                           The fund may invest up to 20% of its assets in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Index. The fund may invest up to 20% of its assets in non-convertible bonds, notes and debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers. The fund may invest in derivative contracts, including futures contracts. While the fund does not use derivatives as a primary investment technique, the

                    Salomon Brothers Investment Series - 63
                           fund will not limit their use to hedging, and will use derivatives for a variety of purposes, including as a substitute for buying and selling securities and to increase its return as a non-hedging strategy.

                           STRATEGIC BOND FUND

                           Although the fund invests primarily in fixed income securities, the fund may invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.

--------------------------------------------------------------------------------
 EQUITY INVESTMENTS

 All Cap Value Fund, Asia Growth Fund, Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Growth Fund and Strategic Bond Fund

                           Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

                           Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.
--------------------------------------------------------------------------------

 DEBT OBLIGATIONS

 Generally

 All funds, but the following funds only to a limited extent: All Cap Value Fund, Asia Growth Fund, Capital Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, International Equity Fund and Small Cap Growth Fund

                           Subject to its particular investment policies, each fund may invest to some extent in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, loan participations and assignments and preferred stocks. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations and the specific funds that may invest in them are described below.

                           Each of the funds except for California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and Short/Intermediate U.S. Government Fund may invest in debt obligations of foreign issuers. See 'Foreign and emerging markets investments' below for the general risks of foreign investing.

--------------------------------------------------------------------------------

 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

 Cash Management Fund, High Yield Bond Fund, Strategic Bond Fund, Balanced Fund and Short/Intermediate U.S. Government Fund


                           Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                    Salomon Brothers Investment Series - 64

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
--------------------------------------------------------------------------------
 MORTGAGE ROLLS


 Balanced Fund, Strategic Bond Fund and Short/Intermediate U.S. Government Fund



                           In mortgage dollar roll transactions, a fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

--------------------------------------------------------------------------------
 HIGH YIELD, LOWER QUALITY SECURITIES

 High Yield Bond Fund and Strategic Bond Fund. Each of the following funds only to a limited extent: Asia Growth Fund, Balanced Fund, Capital Fund, Investors Value Fund and Large Cap Core Equity Fund


                           High yield, lower quality securities are securities that are rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.


                           Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

                            Increased price sensitivity to changing interest rates and to adverse economic and business developments.
                            Greater risk of loss due to default or declining credit quality.
                            Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                            Greater susceptibility to negative market sentiments leading to depressed prices and decrease of liquidity.


                           Each of these funds may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. The Capital Fund may invest up to 10% of its assets, and the other funds to a more limited extent, in distressed

                    Salomon Brothers Investment Series - 65
                           debt securities that are subject to bankruptcy proceedings or are already in default.
                           Distressed debt securities are speculative and involve substantial risk. Generally, a fund will invest in distressed debt securities when the manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.
--------------------------------------------------------------------------------
 MUNICIPAL OBLIGATIONS


 California Tax Free Bond Fund, Cash Management Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and National Tax Free Bond Fund



                           Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. Municipal obligations include municipal lease obligations, which may present special risks, because the municipal issuer may not be obligated to appropriate money to make required payments on the obligations. Although such obligations are typically secured by the leased property, the leased property may be hard to sell, or if sold, may not cover fully the fund's exposure. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the fund's ability to recover interest or principal in the event of a default by the issuer, and an issuer's obligation to make payments may be subject to laws or referenda enacted in the future, placing constraints upon the enforcement of such obligations, or extending the time for payment of such obligations, or on the ability of the issuer to levy taxes.


                    Salomon Brothers Investment Series - 66

 SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT


 Asia Growth Fund, Balanced Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Mid Cap Fund, and Strategic Bond Fund

                           Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

                           Sovereign government and supernational debt involve all the risks described below of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

--------------------------------------------------------------------------------
 FOREIGN AND EMERGING MARKET INVESTMENTS


 All funds except California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and Short/Intermediate U.S. Government Fund


                           Each of these funds may invest in foreign securities, including emerging market issuers.

                           Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect non-U.S. securities markets.

                    Salomon Brothers Investment Series - 67

 DERIVATIVES AND HEDGING TECHNIQUES

 All funds except Cash Management Fund and New York Municipal Money Market Fund

                           Each of these funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. These funds do not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates. However, these funds may use derivatives for any of the following purposes:

                            As a substitute for buying or selling securities.

                            To enhance the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets. The Tax Free Bond funds may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues. To the extent that the Tax Free Bond funds are successful in their use of derivatives, they may generate taxable income.

--------------------------------------------------------------------------------

 BORROWING
 All funds



                           Each of the funds may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund's shares and in the return on the fund's portfolio. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. If a fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense. This interest expense may be greater than the fund's return on the underlying investment.

--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE
 INVESTING

                           Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.
--------------------------------------------------------------------------------
 PORTFOLIO TURNOVER

                           Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

                    Salomon Brothers Investment Series - 68

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SBAM') is the investment manager for each fund. SBAM was established in 1987 and together with SBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup Asset Management Limited ('CAM Ltd.'), an affiliate of the manager, provides advisory services to the manager in connection with Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. CAM Ltd. is also subadviser to the International Equity Fund and manages the fund's assets under the supervision of the manager. Its principal address is Citigroup Centre, Canada Square, London E14 5LB England. Citi Fund Management Inc., an affiliate of the manager, is subadviser to the Large Cap Growth Fund and manages the fund's assets under the supervision of the manager. Its principal address is 100 First Stamford Place, Stamford, Connecticut 06902. Neither CAM Ltd. or Citi Fund Management Inc. is compensated by the funds for its services.

--------------------------------------------------------------------------------

 DISTRIBUTOR               Citigroup Capital Markets Inc. (formerly known as
                           Salomon Smith Barney Inc.), a registered broker-dealer, serves as the distributor for the funds.


                    Salomon Brothers Investment Series - 69

 FUND            PORTFOLIO MANAGER        SINCE           PAST 5 YEARS' BUSINESS EXPERIENCE
 All Cap         Team managed by the      Inception       n/a
 Value Fund      manager

 Asia Growth     Team managed by SBAM     n/a             n/a
 Fund            AP

 Balanced        George J. Williamson     July 1998       Director of the manager
 Fund

 California      John C. Mooney, CFA      Inception       Senior portfiolio manager of the
 Tax Free                                                 manager responsible for managing tax-
 Bond Fund                                                exempt fixed income funds (since
                                                          1997); director of the manager;
                                                          member of the team responsible for
                                                          fixed-income strategy, research and
                                                          trading

                 Robert Amodeo            April 2002      Managing director of the manager

 Capital Fund    Ross S. Margolies        January 1995    Managing director of the manager
                 Robert M. Donahue, Jr.   July 1998       Managing director of the manager
                                                          since January 2001; director and
                                                          equity analyst with the manager;
                                                          analyst at Gabelli & Company prior to
                                                          1997

 High Yield      Peter J. Wilby           Inception       Managing director of the manager
 Bond Fund

 International   Team managed by CAM      n/a             n/a
 Equity Fund     Ltd.

 Investors       John B. Cunningham       September 1997  Managing director of the manager
 Value Fund      Mark McAllister          April 2000      Director and equity analyst with the
                                                          manager; executive vice president and
                                                          portfolio manager at JLW Capital
                                                          Mgmt. Inc. from March 1998 to May
                                                          1999. Prior to March 1998 was a Vice
                                                          President and equity analyst at Cohen
                                                          & Steers Capital Management

 Large Cap       Michael A. Kagan         Inception       Managing director of the manager
 Core Equity
 Fund

 Large Cap       Team managed by Citi     n/a             n/a
 Growth Fund     Fund Management Inc.

 Mid Cap Fund    Team managed by          Inception       n/a
                 manager

 National Tax    John C. Mooney, CFA      June 1997       Senior portfiolio manager of the
 Free Bond                                                manager responsible for managing tax-
 Fund                                                     exempt fixed income funds (since
                                                          1997); director of the manager;
                                                          member of the team responsible for
                                                          fixed-income strategy, research and
                                                          trading

                 Robert Amodeo            April 2002      Managing director of the manager
                                                                                                 THE PORTFOLIO
                                                                                                 MANAGERS
                                                                                                 The portfolio managers
                                                                                                 are primarily
                                                                                                 responsible for the
                                                                                                 day-to-day operation of
                                                                                                 the funds indicated
                                                                                                 beside their names and
                                                                                                 business experience.


                    Salomon Brothers Investment Series - 70

 New York        Charles K. Bardes        August 1998     Vice president of the manager
 Municipal       Thomas A. Croak          August 1998     Vice president of the manager
 Money
 Market Fund

 New York Tax    John C. Mooney, CFA      June 1997       Senior portfiolio manager of the
 Free Bond                                                manager responsible for managing tax-
 Fund                                                     exempt fixed income funds (since
                                                          1997); director of the manager;
                                                          member of the team responsible for
                                                          fixed-income strategy, research and
                                                          trading
                 Robert Amodeo            April 2002      Managing director of the manager

 Small Cap       Team managed by the      n/a             n/a
 Growth Fund     manager; each member
                 of the team is a
                 sector manager
                 responsible for stock
                 selection in one or
                 more industries

 Strategic       Peter J. Wilby           Inception       Managing director of the manager
 Bond            Roger Lavan              Inception       Managing director of the manager
 Fund            David Scott              Inception       Managing director of the manager

 U.S. Short/     Roger Lavan              Inception       Managing director of the manager
 Intermediate
 Government
 Fund




------------------------------------------------------------------------------------------------------------
                                                                ACTUAL                      MANAGEMENT FEES
                                                                MANAGEMENT
                                                                FEE PAID DURING THE
                                                                MOST RECENT FISCAL YEAR
                                                                AS A PERCENTAGE OF
                                                                AVERAGE DAILY NET
                                                                ASSETS*
   All Cap Value Fund                                                        %

   Asia Growth Fund                                                          %

   Balanced Fund                                                             %

   California Tax Free Bond Fund                                          -- %

   Capital Fund**                                                            %

   Cash Management Fund                                                      %

   High Yield Bond Fund                                                      %

   International Equity Fund                                                 %

   Investors Value Fund***                                                   %

   Large Cap Core Equity Fund                                                %

   Large Cap Growth Fund                                                     %

   Mid Cap Fund                                                           -- %

   National Tax Free Bond Fund                                            -- %

   New York Municipal Money Market Fund                                      %


                    Salomon Brothers Investment Series - 71

   New York Tax Free Bond Fund                                            -- %

   Small Cap Growth Fund                                                     %

   Strategic Bond Fund                                                       %

   Short/Intermediate U.S. Government Fund                                   %


   *Fee may be less than the contractual rate due to expense limitations and waivers.

  **The Capital Fund pays the manager a fee of:

   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
        First $100 million                           1.00%
        Next $100 million                             .75%
        Next $200 million                            .625%
        Over $400 million                             .50%

 ***The Investors Value Fund pays the manager a fee that varies based upon the investment performance of the fund compared to the S&P 500 Index. The base fee is determined as follows:

   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
        First $350 million                          .650%
        Next $150 million                           .550%
        Next $250 million                           .525%
        Next $250 million                           .500%
        Over $1 billion                             .450%

 At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% and (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

                    Salomon Brothers Investment Series - 72

  CHOOSING A SHARE CLASS TO BUY


  SHARE                  You can choose between three classes of shares: Class A, B
  CLASSES                or 2. In addition, certain investors may purchase Class Y
                         shares of the All Cap Value Fund, Capital Fund, High Yield
                         Bond Fund, Investors Value Fund, Small Cap Growth Fund, and
                         Large Cap Core Equity Fund. If you already own Class O
                         shares of a fund, you may also be eligible to purchase
                         Class O shares of any of the funds. The classes have
                         different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which
                         class of shares to buy, you should consider:
                           How much you plan to invest.
                           How long you expect to own the shares.
                           The expenses paid by each class.
                           Whether you qualify for any reduction or waiver of sales
                           charges.


-------------------------------------------------------------------------------

   INVESTMENT            Minimum initial investment amounts vary depending on the
   MINIMUMS              nature of your investment account.


                                                       INITIAL INVESTMENT           ADDITIONAL INVESTMENTS

                                                    CLASSES A, B,     CLASS Y       CLASSES A, B,   CLASS Y
                                                        2, O                            2, O
  General                                               $250       $2.5 Million*         $50        $1,000

  Individual Retirement Accounts, Self Employed          $50       $2.5 Million**        $50        $1,000
  Retirement Plans, Uniform Gift to Minor Accounts

  Qualified Retirement Plans                             $50       $2.5 Million**        $50        $1,000

  Monthly Systematic Automatic Investment or             $25            n/a              $25          n/a
  Exchange Plans

  Pre-authorized Check Plan                              $25            n/a              $25          n/a



  * $15.0 million for the High Yield Bond Fund.



 ** $15.0 million for the High Yield Bond Fund, which may be waived for certain omnibus positions or group savings or retirement plans.



Qualified Retirement Plans are qualified plans under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans


------------------------------------------------------------------------------------
 COMPARING              Your Financial Consultant can help you decide which class
 CLASSES                meets your goals. Your Financial Consultant may receive
                        different compensation depending upon which class you
                        choose.
------------------------------------------------------------------------------------
 DISTRIBUTION           The funds each have adopted Rule 12b-1 distribution plans
 PLANS                  for their Class A, B and 2 shares. Under each plan, the fund pays distribution and service fees. These fees are an
                        ongoing expense and over time, may cost you more than other types of sales charges.

                    Salomon Brothers Investment Series - 73

                                 CLASS A            CLASS B            CLASS 2            CLASS O              CLASS Y

 KEY FEATURES                Initial sales      No initial sales   Initial sales      Only available     No initial or
                             charge             charge             charge is lower    to existing        deferred sales
                             You may qualify    Deferred sales     than Class A       Class O            charge
                             for reduction      charge declines    Deferred sales     shareholders       Must invest at
                             or waiver of       over time          charge for only    No initial or      least $2.5
                             initial sales      Converts to        1 year             deferred sales     million'D'
                             charge             Class A after 7    Higher annual      charge             Lower expenses than
                             Generally lower    years              expenses than      Lower annual       the other classes
                             annual expenses    Higher annual      Class A            expenses than      Available for All
                             than Class B       expenses than                         Class A, B         Cap Value,
                             and Class 2        Class A                               and 2              Capital, Large Cap
                                                                                                         Core Equity, Small
                                                                                                         Cap Growth, High
                                                                                                         Yield Bond and
                                                                                                         Investors Value
                                                                                                         Funds only

 INITIAL SALES               Up to              None               1.00%/None'D''D'   None               None
 CHARGE                      5.75%/4.50%/
                             4.00%/2.00%*,
                             reduced or
                             waived for large
                             purchases and
                             certain
                             investors. No
                             charge for
                             purchases of $1
                             million or more

 DEFERRED SALES              1%** on            Up to 5.00%**      1%** if you        None               None
 CHARGE                      purchases of $1    charged when you   redeem within 1
                             million or more    redeem shares.     year of purchase
                             if you redeem      The charge is
                             within 1 year of   reduced over
                             purchase           time and there
                                                is no deferred
                                                sales charge
                                                after 6 years

 ANNUAL                      0.25%*** of        1.00%*** of        0.75%/1.00%***     None               None
 DISTRIBUTION AND            average daily      average daily      of average daily
 SERVICE FEES                net assets         net assets         net assets

 EXCHANGEABLE                Class A shares     Class B shares     Class 2 shares     Class O shares     Class Y shares
 INTO**                      of any of the      of any of the      of any of the      of any of the      of any of the
                             other funds        other funds        other funds        other funds        other funds'D''D''D'



  *Class A shares of all of the funds except for the money market funds (Cash
   Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (International Equity, Balanced, Large Cap Growth, Small Cap Growth, Asia Growth, Investors Value, Capital, All Cap Value, Large Cap Core Equity and Mid Cap Funds), a 4.50% (High Yield Bond Fund and Strategic Bond
   Fund), 4.00% (National Tax Free Bond, California Tax Free Bond and New York Tax Free Bond Funds) or 2.00% (Short/Intermediate U.S. Government Fund) initial sales charge.


 **Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class 2 shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class 2 shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class 2 shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares. Class 2 shares of the Short/Intermediate U.S. Government Fund are not subject to a deferred sales charge.


***All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. All of the funds except for the money market funds pay a service and distribution fee with respect to Class 2 shares of either 0.75% (High Yield Bond, National Tax Free Bond, Strategic Bond, Short/Intermediate U.S. Government, California Tax Free Bond and New York Tax Free Bond Funds) or 1.00% (International Equity, Asia Growth, Capital, Investors Value, Small Cap Growth, Balanced, Large Cap Growth, All Cap Value, Large Cap Core Equity and Mid Cap Funds) of average daily net assets.


'D'Except High Yield Bond Fund, which is at least $15 million.


'D''D'Class 2 shares of all of the funds except for the fixed income funds
      (California Tax Free Bond, High Yield Bond, National Tax Free Bond, New York Tax Free Bond, Strategic Bond and Short/Intermediate U.S. Government Funds) and the money market funds (Cash Management Fund and New York Municipal Money Market Fund) are offered with a 1.00% initial sales charge.


'D''D''D'Subject to applicable minimum investment requirements.


                    Salomon Brothers Investment Series - 74

CLASS A SHARES

No sales charge is imposed on the sale of Class A shares of Cash Management Fund or New York Municipal Money Market Fund. The table below indicates the sales charge on Class A shares of All Cap Value Fund, Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund and Small Cap Growth Fund.

                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount
 Less than $50,000                         5.75%                 6.10%

 $50,000 but less than $100,000            4.50%                 4.71%

 $100,000 but less than $250,000           4.00%                 4.17%

 $250,000 but less than $500,000           2.75%                 2.83%

 $500,000 but less than $1 million         2.25%                 2.30%

 $1 million or more*                        -0-                   -0-

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.


The following table indicates the sales charge on Class A shares of High Yield Bond Fund and Strategic Bond Fund.



                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount
 Less than $25,000                         4.50%                [   %]

 $25,000 but less than $50,000             4.00%                [   %]

 $50,000 but less than $100,000            3.75%                [   %]

 $100,000 but less than $250,000           3.50%                [   %]

 $250,000 but less than $500,000           2.50%                [   %]

 $500,000 but less than $750,000           2.00%                [   %]

 $750,000 but less than $1 million         1.50%                [   %]

 $1 million or more*                        -0-                   -0-


*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

CLASS A SALES CHARGE
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge if the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional
Class A shares.

To learn more about the accumulation privilege, letters of intent, waivers for certain investors and other options to reduce your sales charge, ask your Financial Consultant or consult the SAI.

                    Salomon Brothers Investment Series - 75

The following table indicates the sales charge on Class A shares of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund.



                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount
 Less than $50,000                         4.00%                 4.17%

 $50,000 but less than $100,000            3.75%                 3.90%

 $100,000 but less than $250,000           3.50%                 3.63%

 $250,000 but less than $500,000            2.5%                 2.56%

 $500,000 but less than $750,000           2.00%                 2.04%

 $750,000 but less than $1 million         1.50%                 1.52%

 $1 million or more*                        -0-                   -0-



*You do not pay an initial sales charge when you buy $1 million or more of Class
 A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.



The following table indicates the sales charge on Class A shares of Short/Intermediate U.S. Government Fund.



                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount
 Less than $500,000                        2.00%                 2.04%

 $500,000 or more*                          -0-                   -0-



*You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.


QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of the Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege -- lets you add the current value of Class A shares of the funds already owned by you or your spouse and your children under the age of 21 (except for Cash Management Fund and New York Municipal Money Market Fund) to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

Letter of intent -- lets you purchase Class A shares of the funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Cash Management Fund and New York Municipal Money Market Fund) previously purchased and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge

                    Salomon Brothers Investment Series - 76
reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

 directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

 employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

 any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.

 participants in certain 'wrap-fee,' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

 any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

 separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

 non-qualified retirement plans and other third party retirement or savings programs.

If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Consultant or consult the SAI.

                    Salomon Brothers Investment Series - 77

CLASS B SHARES

CLASS B DEFERRED SALES CHARGE

                  You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund are not subject to a deferred sales charge if they were not acquired upon exchange for Class B shares of another fund.

The deferred sales charge decreases as the number of years since your purchase increases.

                               CLASS B DEFERRED SALES CHARGE TABLE

                                                                       DEFERRED SALES CHARGE AS A
                                                                       PERCENTAGE OF DOLLAR
                        YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE
                        1st year                                                5%
                        1 year or more but less than 2 years                    4%
                        2 years or more but less than 4 years                   3%
                        4 years or more but less than 5 years                   2%
                        5 years or more but less than 6 years                   1%
                        6 or more years                                         0%

                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the deferred sales charge.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

                  Shares are redeemed in this order:
                    Shares that represent appreciation.
                    Shares representing reinvested distributions and dividends. Other shares that are not subject to the deferred sales charge.
                    Class B shares held longest.
                  Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.

                  DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:
                    Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder. Redemptions effected pursuant to each fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
                    A tax-free return of an excess contribution to any retirement plan.
                    Exchanges.
                    Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of initial account balances (see automatic withdrawal plan in the SAI).
                    Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs. Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).
                    Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans.

                    Salomon Brothers Investment Series - 78

                   Redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

                  CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares. This helps you because Class A shares generally have lower annual expenses. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

                        SHARES ISSUED AT INITIAL  SHARES ISSUED ON          SHARES ISSUED UPON
                        PURCHASE                  REINVESTMENT OF           EXCHANGE FROM ANOTHER
                                                  DISTRIBUTIONS AND         FUND
                                                  DIVIDENDS
                        Seven years after the     In same proportion that   On the date the shares
                        date of purchase (all     the number of Class B     originally acquired
                        purchases are deemed      shares converting is to   would have converted
                        made on the last          total Class B shares you  into Class A shares
                        business day of the       own
                        month)

                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made.
                  Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

 CLASS 2 SHARES

 You buy Class 2 shares of All Cap Value, Asia Growth, Balanced, Capital, International Equity, Investors Value, Large Cap Core Equity, Large Cap Growth, Mid Cap and Small Cap Growth Funds at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). You buy Class 2 shares of California Tax Free Bond, Cash Management, High Yield Bond, National Tax Free Bond, New York Municipal Money Market, New York Tax Free Bond, Strategic Bond and Short/Intermediate U.S. Government Funds at net asset value without paying an initial sales charge. In addition, if you redeem your Class 2 shares (other than Class 2 shares of the Short/Intermediate U.S. Government Fund) within one year of purchase, you will pay a deferred sales charge of 1%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge.



 For all funds except All Cap Value Fund, California Tax Free Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, and New York Tax Free Bond Fund, effective September 14, 1998, Class C shares were renamed Class 2 shares.


 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class 2 shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

                    Salomon Brothers Investment Series - 79

 CLASS O SHARES

 You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund. There are no initial or deferred sales charges on these shares.

 CLASS Y SHARES


 You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement ($15.0 million for High Yield Bond Fund). The initial investment minimum may be waived for certain omnibus positions or group savings or retirement plans.


 BUYING SHARES AND EXCHANGING SHARES

 BUYING SHARES
 BY MAIL

 You may make subsequent purchases by mail or, if you elect, by wire

                   Shares of each fund may be initially purchased through PFPC Global Fund Services, Inc. ('PFPC' or the 'transfer agent') by completing an Account Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

                   Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. No redemptions are allowed until the proceeds from the check clears.

                   Write the transfer agent at the following address:

                                   [name of fund]
                                   c/o PFPC
                                   P.O. Box 9764
                                   Providence, RI 02940-9764
--------------------------------------------------------------------------------
 BUYING SHARES
 BY WIRE

                  Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: [name of fund]
                                  Name of Account:
                                  Account # (as assigned):

                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.


 ALL FUNDS EXCEPT CASH                                      PURCHASE IS EFFECTIVE
 MANAGEMENT FUND AND
 NEW YORK MUNICIPAL MONEY MARKET
 FUND
                                    If order and federal funds or
                                    check is received by its agent      On that day
                                    before 4:00 p.m., Eastern time:
 Payment wired in federal
 funds or check received            If order and federal funds or
                                    check is received by its agent      On the business day following
                                    after 4:00 p.m., Eastern time:      receipt


                    Salomon Brothers Investment Series - 80

       CASH MANAGEMENT FUND                     PURCHASE IS EFFECTIVE                DIVIDENDS BEGIN
      AND NEW YORK MUNICIPAL
        MONEY MARKET FUND
                                    If order and federal
                                    funds or check is
                                    received by its agent   At noon, Eastern time
                                    before noon, Eastern    on that day               On that day
                                    time:
 Payment wired in federal
 funds or check received
                                    If order and federal
                                    funds or check is       At close of New York    On the next business
                                    received by its agent   Stock Exchange on       day after
                                    after noon, Eastern     that day                effectiveness
                                    time:

--------------------------------------------------------------------------------
 AUTOMATIC
 INVESTMENT
 PLAN

                  You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of a fund. On or about the 10th of the month (or another date of your choosing) the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

                   Amounts transferred must be at least $25 per transfer.


                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                  For more information, contact your Financial Consultant or consult the SAI.
--------------------------------------------------------------------------------
 EXCHANGE
 PRIVILEGE

                  You may exchange shares of any fund for shares of the same class of another fund in the Salomon Brothers Investment Series.

                   Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

                   Shares are eligible for exchange commencing 30 days after purchase.

                   Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash Management Fund or New York Municipal Money Market Fund unless you acquired the shares of Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.

                   If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

                    Salomon Brothers Investment Series - 81

                   Generally, if you exchange Class 2 shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class 2 shares of Cash Management Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares may be subject to an initial sales charge of 1.00% at the time of exchange and will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.



                   You may exchange shares by telephone unless you have elected not to participate in telephone exchanges on your Account Application. Telephone exchanges are subject to the same limitations as telephone redemptions.

--------------------------------------------------------------------------------
 SYSTEMATIC
 EXCHANGE

                  You may request that shares of any class of a fund be exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $25 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Account Application or in the Systematic Investing Application.
--------------------------------------------------------------------------------

 REDEEMING SHARES


 You may redeem some or all of your shares by sending your    REDEMPTIONS BY MAIL
 redemption request in proper form to:

              PFPC Global Fund Services, Inc.
              c/o Salomon Brothers Investment Series
              P.O. Box 9764
              Providence, RI 02940-9764.
 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following information  completed Redemption
 in order to be processed.                                    Form with any required
  Name of the fund                                            signature guarantee is
  Account number                                              all that is required
  Dollar amount or number of shares to redeem                 for a redemption. In
  Signature of each owner exactly as account is registered    some cases, however,
  Other documentation required by the transfer agent          other documents may be
                                                              necessary.
 To be in good order, your request must include a signature
 guarantee if:
  The proceeds of the redemption exceed $50,000
  The proceeds are not paid to the record owner(s) at the
  record address
  The shareholder(s) has had an address change in the past
  45 days
  The shareholder(s) is a corporation, sole proprietor,
  partnership, trust or fiduciary
 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-9503.
 If fax redemptions are not available for any reason, you
 may use the fund's redemption by mail procedure described
 above.

                    Salomon Brothers Investment Series - 82

 In all cases, your redemption price is the net asset value   REDEMPTION PAYMENTS
 next determined after your request is received in good       Any request that your
 order. Redemption proceeds normally will be sent within      redemption proceeds be
 seven days. However, if you recently purchased your shares   sent to a destination
 by check, you may not redeem until your original check       other than your bank
 clears which may take up to 15 days. Your redemption         account or address of
 proceeds can be sent by check to your address of record or   record must be in
 by wire transfer to a bank account designated on your        writing and must
 application.                                                 include signature
                                                              guarantees
 If shares of Cash Management Fund or New York Municipal
 Money Market Fund are redeemed before noon, Eastern time,
 you will not receive that day's dividends. You will receive that day's dividends if you redeem after noon, Eastern
 time.
-------------------------------------------------------------------------------------
 You may transmit your redemption request to selected         REDEMPTIONS THROUGH
 dealers with which the distributor has entered into sales    SELECTED DEALERS
 agreements for the purchase of shares of the funds.
 Redemption orders received by these dealers before the New
 York Stock Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are
 effective that day. With respect to the Cash Management
 Fund and the New York Municipal Money Market Fund,
 redemption requests received by the dealer and transmitted
 to the transfer agent by 12:00 p.m., Eastern time, on any
 day the New York Stock Exchange is open, will generally be
 effected on that same day. It is the responsibility of the
 dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your
 order.
-------------------------------------------------------------------------------------
 You may redeem shares by wire in amounts of $500 or more if  REDEMPTIONS BY WIRE redemption by wire has been elected on your Account
 Application. To elect this service after opening your
 account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

  Telephone the redemption request to the transfer agent at
  (800) 446-1013
  Mail the request to the transfer agent at the address listed above

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Account Application.
 With respect to the Cash Management Fund and New York
 Municipal Money Market Fund, if the transfer agent receives the wire request by 12:00 p.m., Eastern time, on any day
 the New York Stock Exchange is open, the redemption
 proceeds generally will be transmitted to your bank that
 same day. Checks for redemption proceeds of less than $500
 will be mailed to your address of record. You should note
 that your bank may charge you a fee in connection with
 money by wire.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone unless you have elected   REDEMPTIONS BY
 not to participate in telephone redemptions on your Account  TELEPHONE
 Application, and the proceeds must be mailed to your
 address of record. In addition, you must be able to provide proper identification information. You may not redeem by
 telephone if your address has changed within the past 45
 days or if your shares are in certificate form. Telephone
 redemption requests may be made by calling the transfer
 agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m.,
 Eastern time on any day the New York Stock Exchange is
 open. If telephone redemptions are not available for any
 reason, you may use the fund's regular redemption procedure described above.


                    Salomon Brothers Investment Series - 83

 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $10,000 for monthly withdrawals and $5,000 for quarterly
 withdrawals ($7,500 in the case of the Investors Value Fund and the Capital Fund) and each automatic redemption must be at least $25 if made monthly.
-------------------------------------------------------------------------------------
 Check writing is available for Class A and Class O           CHECKWRITING PRIVILEGE
 shareholders of the Cash Management Fund and the New York
 Municipal Money Market Fund only. You must elect the
 redemption by check option on your Account Application. The redemption of shares may be made using redemption checks
 provided by the transfer agent. There is no charge for this service. The check must be for amounts of $500 or more. You will continue to earn dividends on the shares redeemed
 until the check clears the banking system. A fee of $10
 will be charged if there are insufficient funds to cover
 the amount of the check.

 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account balances  If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next
                         determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for
                         each class of shares. Each fund calculates its net asset
                         value every day the New York Stock Exchange is open. Each
                         fund except Cash Management Fund and New York Municipal
                         Money Market Fund calculates its net asset value when
                         regular trading closes on the Exchange (normally 4:00 p.m.,
                         Eastern time). Cash Management Fund and New York Municipal
                         Money Market Fund each calculates its net asset value at
                         12:00 p.m., Eastern time.

                         The funds generally value their securities based on market prices or quotations. The funds' currency conversions are
                         done when the London stock exchange closes, which normally is 12:00 p.m., Eastern time. When market prices or
                         quotations are not readily available, or when the manager
                         believes they are unreliable or that the value of a security has been materially affected by events occurring after a
                         foreign exchange closes, a fund may price those securities using fair value procedures approved by the fund's board. A fund may also use fair value procedures to price securities if a significant event occurs between the time at which a
                         market price is determined but prior to the time at which
                         the fund's net asset value is calculated. A fund that uses fair value procedures to price securities may value those
                         securities higher or lower than another fund that uses
                         market quotations to price the same securities or that use fair value procedures to price those same securities.
                         International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a
                         fund could change on days when you cannot buy or redeem
                         shares.

                    Salomon Brothers Investment Series - 84

                         Cash Management Fund and New York Municipal Money Market
                         Fund each uses the amortized cost method to value its
                         portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the
                         difference between the principal amount due at maturity and the cost of the security to the fund.

                         In order to buy, redeem or exchange shares at that day's
                         price, your order must be placed with the transfer agent
                         before the New York Stock Exchange closes. If the New York
                         Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price. Orders for money market funds
                         must be received by 12:00 p.m., Eastern time.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' transfer
                         agent before the agent's close of business.
-------------------------------------------------------------------------------------
                         Each fund has the right to:
                           Suspend the offering of shares.
                           Change or terminate shareholder programs.
                           Waive or change minimum and additional investment amounts.
                           Reject any purchase or exchange order.
                           Change, revoke or suspend the exchange privilege.
                           Suspend telephone transactions.
                           Suspend or postpone redemptions of shares on any day when
                           trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                           Commission.
-------------------------------------------------------------------------------------
 Redemptions in kind     Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.

                    Salomon Brothers Investment Series - 85

 DIVIDENDS, DISTRIBUTIONS AND TAXES

 The funds normally pay dividends and distribute capital gains, if any, as follows:


                                   DIVIDENDS    INCOME DIVIDEND    CAPITAL GAIN    DISTRIBUTIONS
 FUND                              DECLARED      DISTRIBUTIONS    DISTRIBUTIONS     MOSTLY FROM
 All Cap Value                      annually        annually          annually           gain
 Fund

 Asia Growth                       annually        annually          annually           gain
 Fund

 Balanced                            daily          monthly          annually           both
 Fund

 California Tax                      daily          monthly       semi-annually        income
 Free Bond Fund

 Capital Fund                      quarterly       quarterly         annually           gain

 Cash                             daily             monthly         annually*          income
 Management                       (to share-
 Fund                             holders of
                                  record at
                                  12:00 noon)

 High Yield Bond                     daily          monthly          annually          income
 Fund

 International                     annually        annually          annually           gain
 Equity Fund

 Investors Value                   quarterly       quarterly         annually           gain
 Fund

 Large Cap Core                    annually        annually          annually           gain
 Equity Fund

 Large Cap Growth                  annually        annually          annually           gain
 Fund

 Mid Cap Fund                      annually        annually          annually           gain

 National                            daily          monthly       semi-annually        income
 Tax Free Bond
 Fund

 New York                         daily             monthly         annually*          income
 Municipal                        (to share-
 Money Market                     holders of
 Fund                             record at
                                  12:00 noon)

 New York Tax                        daily          monthly       semi-annually        income
 Free Bond Fund

 Short/Intermediate                  daily          monthly          annually          income
 U.S. Government Fund

 Small Cap                         annually        annually          annually           gain
 Growth Fund

 Strategic Bond                      daily          monthly          annually          income
 Fund


*Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.

DIVIDENDS
AND
DISTRIBUTIONS

Annual distributions of income and capital gains normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

                    Salomon Brothers Investment Series - 86

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.
--------------------------------------------------------------------------------

 TRANSACTION                            FEDERAL INCOME TAX STATUS
 Redemption or exchange of shares       Usually capital gain or loss; long-term only if
                                        shares owned more than one year

 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income

 Dividends                              Ordinary income (for all funds except the
                                        municipal bond funds)*


TAXES
In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.*



 *California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free
  Bond Fund and New York Municipal Money Market Fund intend to distribute the interest they earn on tax-exempt municipal bonds as 'exempt-interest' dividends. These dividends are excludable from gross income for federal income tax purposes but may be subject to state and local income tax, although the New York Tax Free Bond Fund's and the New York Municipal Money Market Fund's exempt-interest dividends paid from interest on New York municipal securities will be exempt from New York State and New York City personal income taxes, and the California Tax Free Bond Fund's exempt-interest dividends paid from interest on California municipal securities will be exempt from California State personal income taxes. Their distributions from other sources, if any, would be taxable as described above. Exempt-interest dividends may affect your federal alternative minimum tax calculation, however, and if you are receiving social security or railroad retirement benefits, may increase the tax on your benefits. If you borrow money to purchase or carry shares of one of these funds, your deduction for interest paid on those borrowings will be limited.



 Distributions of net capital gain (i.e. the excess of net long-term capital gain over net short-term capital loss) distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.



 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, a fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on taxable dividends and other payments that are subject to such withholding. In addition, if you do not provide a fund with certain certifications (including, if you are a U.S. citizen or resident, your taxpayer identification number), you will be subject to backup withholding on your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on foreign shareholders. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.


                    Salomon Brothers Investment Series - 87

 The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax consequences of your investment in the funds.


                    Salomon Brothers Investment Series - 88

 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables, except as noted below, was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request).


 As of the close of business on September 14, 1998, all existing Class C shares of all of the funds (except the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund) were reclassified as Class 2 shares.



 Prior to September 16, 2002, the California Tax Free Bond Fund, National Tax Free Bond, New York Tax Free Bond and Short/Intermediate U.S. Government Fund were known as California Tax Free Income Fund, National Tax Free Income Fund, New York Tax Free Income Fund and U.S. Government Income Fund, respectively. As of the close of business on July 12, 2001, all outstanding shares of the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were reclassified as Class A shares. Prior to that date, the California Tax Free Income Fund, National Tax Free Income Fund and New York Tax Free Income Fund were known as Citi California Tax Free Income Fund, Citi National Tax Free Income Fund and Citi New York Tax Free Income Fund, respectively.



 The information in the financial highlights tables for the fiscal year ended December 31, 2002 for each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund was audited by KPMG LLP, independent auditors, whose report, along with those funds' financial statements are included in their annual report (available upon request). The information in the financial highlights tables for periods prior to the fiscal year ended December 31, 2001 for each of these funds was audited by Deloitte & Touche LLP.


                    Salomon Brothers Investment Series - 89

                               ALL CAP VALUE FUND


                                 CLASS B                 CLASS O
                            --------------------------------------------
                                     YEAR ENDED DECEMBER 31
                            --------------------------------------------
                            2002       2001(1)      2002       2001(4)
                            --------------------------------------------
Net asset value,
beginning of period                    $ 12.88                 $ 12.50
                                       -------                 -------
Income (loss) from
 operations:
   Net investment loss(2)                (0.01)                   0.01
   Net realized and
    unrealized gain                       0.73                    1.11
                                       -------                 -------
Total income from
 operations                               0.72                    1.12
                                       -------                 -------
Less distributions from:
   Net investment income                 --                      --
                                       -------                 -------
Total distributions                      --                      --
                                       -------                 -------
Net asset value, end of
 period                                $ 13.60                 $ 13.62
                                       -------                 -------
Total return(3)                            5.6%'DD'                9.0%'DD'
Net assets, end of period
 (000s)                                $    11                 $10,893
Ratios to average net
 assets:
   Expenses                               2.25%'D'                1.25%'D'
   Net investment loss                   (0.55)%'D'               0.45%'D'
Portfolio turnover rate                   3.51%                   3.51%
Before applicable waiver
 of management fee and
 expenses absorbed by
 SBAM, net investment
 loss per share and
 expense ratios would
 have been:
   Net investment loss
    per share(2)                       $ (0.03)                $ (0.02)
   Expense ratio                          3.36%'D'                2.36%'D'


               --------------------------------------------------

(1)  For the period from November 8, 2001 (inception date) to December 31, 2001.
(2)  Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(4) For the period from October 15, 2001 (inception date) to December 31, 2001. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 90

                      [THIS PAGE INTENTIONALLY LEFT BLANK]








                    Salomon Brothers Investment Series - 91

                                ASIA GROWTH FUND


                                               CLASS A                                           CLASS B
                           --------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------------
                            2002      2001      2000      1999      1998      2002      2001      2000       1999      1998
                           --------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                    $  8.48   $ 12.67   $  6.50   $  7.48             $  8.24   $ 12.41   $   6.42   $  7.44
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Income (loss) from
 operations:
   Net investment income
    (loss)                              0.09*    (0.01)*   (0.00)*#    0.10               0.06 *   (0.11)*    (0.06)*    0.05
   Net realized and
    unrealized gain
    (loss)                             (1.10)    (4.18)     6.17     (1.08)              (1.08)    (4.06)      6.05     (1.07)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total income (loss) from
 operations                            (1.01)    (4.19)     6.17     (0.98)              (1.02)    (4.17)      5.99     (1.02)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Less distributions from:
   Net investment income               (0.12)    --        --        --                  (0.07)    --         --        --
   Net realized gains                  --        --        --        --                  --        --         --        --
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total distributions                    (0.12)    --        --        --                  (0.07)    --         --        --
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Net asset value, end of
 year                                $  7.35   $  8.48   $ 12.67   $  6.50             $  7.15   $  8.24   $  12.41   $  6.42
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total return(1)                      (11.9)%   (33.1)%     94.9%   (13.1)%             (12.4)%   (33.6)%      93.3%   (13.7)%
Net assets, end of year
 (000s)                              $ 2,621   $ 3,902   $ 7,108   $ 4,385             $ 4,367   $ 5,893   $ 10,658   $ 5,256
Ratios to average net
 assets:
   Total expenses,
    including interest
    expense                            1.33%     1.31%     --        --                  2.04%     2.06%      --        --
   Total expenses,
    excluding interest
    expense (operating
    expenses)                          1.27%     1.24%     1.24%     1.24%               1.97%     1.99%      1.99%     1.99%
   Net investment income
    (loss)                             1.08%   (0.06)%     (0.01)%   1.48%               0.74%   (0.95)%    (0.74)%     0.77%
Portfolio turnover rate                 209%      170%      248%      436%                209%      170%       248%      436%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 loss per share and
 expense ratios would
 have been:
   Net investment loss
    per share                        $ (0.12)* $ (0.17)* $ (0.12)* $ (0.07)            $ (0.08)* $ (0.26)* $  (0.12)* $ (0.11)
   Expense ratio                       3.75%     2.72%     2.62%     3.79%               3.73%     3.47%      3.39%     4.55%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.
#   Amount represents less than $0.01 per share.

               --------------------------------------------------

                                 BALANCED FUND


                                               CLASS A                                           CLASS B
                           --------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------------
                            2002      2001      2000      1999      1998      2002      2001      2000       1999      1998
                           --------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                    $ 12.84   $ 12.81   $ 13.11   $ 13.13             $ 12.77   $ 12.76   $  13.08   $ 13.12
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Income (loss) from
 operations:
   Net investment income                0.48*     0.54*     0.50*     0.56                0.39*     0.44*      0.40*     0.45
   Net realized and
    unrealized gain
    (loss)                             (0.36)     0.44     (0.08)     0.26               (0.35)     0.44      (0.08)     0.26
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total income from
 operations                             0.12      0.98      0.42      0.82                0.04      0.88       0.32      0.71
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Less distributions from:
   Net investment income               (0.46)    (0.50)    (0.50)    (0.55)              (0.38)    (0.42)     (0.42)    (0.46)
   Net realized gains                  (0.11)    (0.45)    (0.22)    (0.29)              (0.11)    (0.45)     (0.22)    (0.29)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total distributions                    (0.57)    (0.95)    (0.72)    (0.84)              (0.49)    (0.87)     (0.64)    (0.75)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Net asset value, end of
 year                                $ 12.39   $ 12.84   $ 12.81   $ 13.11             $ 12.32   $ 12.77   $  12.76   $ 13.08
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   -------
Total return(1)                         1.0%      7.9%      3.2%      6.4%                0.3%      7.1%       2.4%      5.5%
Net assets, end of year
 (000s)                              $25,607   $24,290   $35,386   $51,443             $61,485   $73,311   $ 97,656   $120,816
Ratios to average net
 assets:
   Expenses                            0.95%     0.95%     0.95%     0.85%               1.69%     1.70%      1.70%     1.60%
   Net investment income               3.79%     4.19%     3.79%     4.17%               3.05%     3.43%      3.03%     3.41%
Portfolio turnover rate                  55%       28%       34%       63%                 55%       28%        34%       63%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
    per share                        $ 0.44*   $ 0.51*   $ 0.47*   $  0.51             $ 0.36*   $ 0.41*   $  0.37*   $  0.41
   Expense ratio                       1.25%     1.18%     1.17%     1.17%               1.88%     1.93%      1.92%     1.92%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
*   Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 92

                                ASIA GROWTH FUND


                      CLASS 2                                             CLASS O
-----------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
  2002       2001      2000       1999      1998(1)    2002      2001      2000      1999      1998
-----------------------------------------------------------------------------------------------------
           $   8.24   $ 12.41   $    6.42   $  7.44             $  8.56   $ 12.76   $  6.54   $  7.50
--------   --------   -------   ---------   -------   -------   -------   -------   -------   -------
               0.06*    (0.10)*     (0.06)*    0.05                0.16*     0.02*     0.02*     0.12
              (1.08)    (4.07)       6.05     (1.07)              (1.14)    (4.22)     6.20     (1.08)
--------   --------   -------   ---------   -------   -------   -------   -------   -------   -------
              (1.02)    (4.17)       5.99     (1.02)              (0.98)    (4.20)     6.22     (0.96)
--------   --------   -------   ---------   -------   -------   -------   -------   -------   -------
              (0.07)    --         --         --                  (0.14)    --        --        --
              --        --         --         --                  --        --        --        --
--------   --------   -------   ---------   -------   -------   -------   -------   -------   -------
              (0.07)    --         --         --                  (0.14)    --        --        --
--------   --------   -------   ---------   -------   -------   -------   -------   -------   -------
           $   7.15   $  8.24   $   12.41   $  6.42             $  7.44   $  8.56   $ 12.76   $  6.54
--------   --------   -------   ---------   -------   -------   -------   -------   -------   -------
            (12.4)%   (33.6)%       93.3%   (13.7)%             (11.4)%   (32.9)%     95.1%   (12.8)%
           $  2,245   $ 3,107   $   4,227   $ 2,291             $   674   $   846   $ 1,343   $ 1,354
              2.04%     2.08%      --         --                  1.06%     1.06%     --        --
              1.97%     1.99%       1.99%     1.99%               0.99%     0.99%     0.97%     0.99%
              0.73%   (0.87)%     (0.76)%     0.80%               1.90%     0.14%     0.23%     1.90%
               209%      170%        248%      436%                209%      170%      248%      436%

           $  (0.09)* $ (0.25)* $   (0.11)* $ (0.11)            $ 0.04*   $ (0.15)* $ (0.11)* $ (0.04)
              3.82%     3.48%       3.37%     4.55%               2.43%     2.48%     2.32%     3.55%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.

               --------------------------------------------------

                                 BALANCED FUND


                      CLASS 2                                              CLASS O
-----------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
  2002       2001       2000       1999     1998(1)     2002      2001      2000      1999      1998
-----------------------------------------------------------------------------------------------------
           $  12.81   $  12.79   $  13.11   $  13.15             $ 12.91   $ 12.88   $ 13.18   $ 13.20
--------   --------   --------   --------   --------   -------   -------   -------   -------   -------
               0.38*      0.44*      0.41*      0.45                0.52*     0.58*     0.54*     0.59
              (0.35)      0.45      (0.09)      0.26               (0.36)     0.43     (0.09)     0.26
--------   --------   --------   --------   --------   -------   -------   -------   -------   -------
               0.03       0.89       0.32       0.71                0.16      1.01      0.45      0.85
--------   --------   --------   --------   --------   -------   -------   -------   -------   -------
              (0.38)     (0.42)     (0.42)     (0.46)              (0.49)    (0.53)    (0.53)    (0.58)
              (0.11)     (0.45)     (0.22)     (0.29)              (0.11)    (0.45)    (0.22)    (0.29)
--------   --------   --------   --------   --------   -------   -------   -------   -------   -------
              (0.49)     (0.87)     (0.64)     (0.75)              (0.60)    (0.98)    (0.75)    (0.87)
--------   --------   --------   --------   --------   -------   -------   -------   -------   -------
           $  12.35   $  12.81   $  12.79   $  13.11             $ 12.47   $ 12.91   $ 12.88   $ 13.18
--------   --------   --------   --------   --------   -------   -------   -------   -------   -------
               0.2%       7.2%       2.4%       5.5%                1.3%      8.1%      3.4%      6.6%
           $ 16,564   $ 15,496   $ 21,030   $ 29,458             $ 1,150   $ 1,504   $ 1,460   $ 1,523
              1.69%      1.70%      1.70%      1.60%               0.70%     0.70%     0.70%     0.60%
              3.03%      3.45%      3.04%      3.41%               4.03%     4.45%     4.00%     4.41%
                55%        28%        34%        63%                 55%       28%       34%       63%

           $  0.37*   $  0.41*   $  0.38*   $   0.41             $ 0.50*   $ 0.55*   $ 0.51*   $  0.55
              1.84%      1.94%      1.92%      1.92%               0.79%     0.93%     0.92%     0.92%

               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 93

                         CALIFORNIA TAX FREE BOND FUND



                                                    CLASS A                                                     CLASS B
                            -------------------------------------------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                                                    NOVEMBER 2, 1998                         OCTOBER 5, 2001
                                   YEAR ENDED DECEMBER 31,          (COMMENCEMENT OF                        (COMMENCEMENT OF
                            -------------------------------------    OPERATIONS) TO        YEAR ENDED        OPERATIONS) TO
                             2002      2001      2000      1999     DECEMBER 31, 1998   DECEMBER 31, 2002   DECEMBER 31, 2001
                            -------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                            $ 10.31   $  9.43   $ 10.08        $ 10.00                                 $ 10.51
                            -------   -------   -------   -------        -------             ------              -------
Income (loss) from
 operations:
 Net investment income                  0.429     0.437     0.400          0.069                                   0.068(B)
 Net realized and
   unrealized gain (loss)
   on investments                      (0.140)    0.880    (0.650)         0.080                                  (0.319)
                            -------   -------   -------   -------        -------             ------              -------
Total income from
 operations                             0.289     1.317    (0.250)         0.149                                  (0.251)
                            -------   -------   -------   -------        -------             ------              -------
Less distributions from:
 Net investment income                 (0.429)   (0.437)   (0.400)        (0.069)                                 (0.079)
                            -------   -------   -------   -------        -------             ------              -------
Net asset value, end of
 period                               $ 10.17   $ 10.31   $  9.43        $ 10.08                                 $ 10.18
                            -------   -------   -------   -------        -------             ------              -------
Ratios/supplemental data:
Net assets, end of period
 (000's omitted)                      $16,332   $20,748   $34,396        $96,706                                 $    52
 Ratio of expenses to
   average net assets(A)                0.80%     0.80%     0.70%             0%*                                  1.56%*
 Ratio of expenses to
   average net assets
   after fees paid
   indirectly(A)                        0.81%     0.81%     0.70%             0%*                                  1.57%*
 Ratio of net investment
   income to average net
   assets                               4.04%     4.52%     4.06%          4.16%*                                  3.23%*
Portfolio turnover rate                    8%       58%      116%             1%                                      8%
Total return                            2.83%    14.33%   (2.54)%          1.49%**                               (2.39)%**


Note: If agents of the fund had not voluntarily agreed to waive all of their fees for the period, and the manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per
share                                   0.241     0.340     0.330         0.042                                  $  0.03(B)
Ratios:
 Expenses to average net
   assets                               2.43%     1.82%     1.41%         1.60%*                                  3.19%*
 Net investment income to
   average net assets                   2.41%     3.52%     3.35%         2.56%*                                  1.60%*

               --------------------------------------------------

  * Annualized.
 ** Not annualized.
(A) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers.
(B) The per share amount was computed using monthly average shares during the period.

                                  CAPITAL FUND


                                               CLASS A                                             CLASS B
                           ----------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------------------------------------------
                            2002      2001       2000      1999      1998      2002       2001       2000      1999      1998
                           ----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year                  $  25.44   $  25.29   $ 22.92   $ 21.15             $  24.86   $  24.86   $ 22.63   $ 21.01
                           ------   --------   --------   -------   -------   -------   --------   --------   -------   -------
Income (loss) from
 operations:
   Net investment income
    (loss)                              0.24*      0.17*     0.15*     0.14                 0.04*     (0.04)*   (0.04)*    0.09
   Net realized and
    unrealized gain                     0.16       4.53      4.99      4.64                 0.16       4.46      4.92      4.45
                           ------   --------   --------   -------   -------   -------   --------   --------   -------   -------
Total income from
 operations                             0.40       4.70      5.14      4.78                 0.20       4.42      4.88      4.54
                           ------   --------   --------   -------   -------   -------   --------   --------   -------   -------
Less distributions from:
   Net investment income               (0.20)     (0.13)    (0.18)    (0.18)               (0.06)     --        (0.06)    (0.09)
   Net realized gains                  (0.55)     (4.42)    (2.59)    (2.83)               (0.55)     (4.42)    (2.59)    (2.83)
                           ------   --------   --------   -------   -------   -------   --------   --------   -------   -------
Total distributions                    (0.75)     (4.55)    (2.77)    (3.01)               (0.61)     (4.42)    (2.65)    (2.92)
                           ------   --------   --------   -------   -------   -------   --------   --------   -------   -------
Net asset value, end of
 year                               $  25.09   $  25.44   $ 25.29   $ 22.92             $  24.45   $  24.86   $ 24.86   $ 22.63
                           ------   --------   --------   -------   -------   -------   --------   --------   -------   -------
Total return(1)                         1.6%      18.9%     23.1%     23.7%                 0.8%      18.1%     22.2%     22.6%
Net assets, end of year
 (000s)                             $277,998   $109,786   $29,814   $11,425             $363,817   $195,736   $79,678   $22,294
Ratios to average net
 assets:
   Expenses                            1.07%      1.16%     1.27%     1.34%                1.86%      1.91%     2.02%     2.09%
   Net investment income
    (loss)                             0.94%      0.66%     0.61%     0.81%                0.15%    (0.14)%   (0.16)%     0.17%
Portfolio turnover rate                  72%        97%      126%      141%                  72%        97%      126%      141%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 *  Per share amounts have been calculated using the average shares method.
 #  Amount represents less than $0.01 per share.

                    Salomon Brothers Investment Series - 94

                                  CAPITAL FUND


                    CLASS 2                                               CLASS O                                CLASS Y
---------------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
  2002     2001       2000       1999     1998(1)    2002       2001         2000     1999      1998      2002     2001(3)
---------------------------------------------------------------------------------------------------------------------------
         $  24.90   $  24.90   $ 22.69   $  21.02            $  25.61   $  25.43   $  22.99   $  21.23            $  27.48
------   --------   --------   -------   --------   ------   --------   --------   --------   --------   ------   --------
             0.04*     (0.03)*   (0.04)*     0.07                0.34*      0.23*      0.22*      0.21                0.30*
             0.17       4.45      4.91       4.47                0.16       4.57       5.00       4.62               (1.67)
------   --------   --------   -------   --------   ------   --------   --------   --------   --------   ------   --------
             0.21       4.42      4.87       4.54                0.50       4.80       5.22       4.83               (1.37)
------   --------   --------   -------   --------   ------   --------   --------   --------   --------   ------   --------
            (0.06)     --        (0.07)     (0.04)              (0.29)     (0.20)     (0.19)     (0.24)              (0.26)
            (0.55)     (4.42)    (2.59)     (2.83)              (0.55)     (4.42)     (2.59)     (2.83)              (0.55)
------   --------   --------   -------   --------   ------   --------   --------   --------   --------   ------   --------
            (0.61)     (4.42)    (2.66)     (2.87)              (0.84)     (4.62)     (2.78)     (3.07)              (0.81)
------   --------   --------   -------   --------   ------   --------   --------   --------   --------   ------   --------
         $  24.50   $  24.90   $ 24.90   $  22.69            $  25.27   $  25.61   $  25.43   $  22.99            $  25.30
------   --------   --------   -------   --------   ------   --------   --------   --------   --------   ------   --------
             0.8%      18.0%     22.2%      22.6%                2.0%      19.2%      23.4%      23.8%            (5.0)%'DD'
         $389,731   $122,307   $24,830   $  6,369            $221,979   $227,739   $215,308   $194,973            $ 44,277
            1.84%      1.91%     2.02%      2.09%               0.67%      0.90%      1.01%      1.08%            0.66%'D'
            0.16%    (0.12)%   (0.18)%      0.09%               1.32%      0.84%      0.91%      0.96%            1.33%'D'
              72%        97%      126%       141%                 72%        97%       126%       141%                 72%

               --------------------------------------------------

(1)  On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3)  For the period from January 31, 2001 (inception date) to December 31, 2001.
* Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 95

                              CASH MANAGEMENT FUND


                                                 CLASS A                                               CLASS B
                           --------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------------
                             2002     2001      2000       1999       1998      2002      2001     2000      1999       1998
                           --------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $       $  1.000   $  1.000   $  1.000   $  1.000   $       $  1.000   $1.000   $  1.000   $  1.000
                           -----   --------   --------   --------   --------   -----   --------   ------   --------   --------
Net investment income                 0.035      0.058      0.047      0.050              0.035    0.058      0.047      0.050
Dividends from net
 investment income                   (0.035)    (0.058)    (0.047)    (0.050)            (0.035)  (0.058)    (0.047)    (0.050)
                           -----   --------   --------   --------   --------   -----   --------   ------   --------   --------
Net asset value, end of
 period                    $       $  1.000   $  1.000   $  1.000   $  1.000   $       $  1.000   $1.000   $  1.000   $  1.000
                           -----   --------   --------   --------   --------   -----   --------   ------   --------   --------
                           -----   --------   --------   --------   --------   -----   --------   ------   --------   --------
Net assets, end of period
 (thousands)               $       $ 18,083   $  5,622   $ 20,702   $ 26,793           $  7,459   $11,079  $ 20,476   $ 17,374
Total return(1)                        3.6%       6.0%      +4.8%      +5.2%               3.6%     6.0%      +4.8%      +5.2%
Ratios to average net
 assets:
   Expenses                           0.55%      0.55%      0.53%      0.55%              0.55%    0.55%      0.53%      0.55%
   Net investment income              3.22%      5.87%      4.65%      5.02%              3.57%    5.79%      4.72%      4.95%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
   per share               $       $  0.030   $  0.060     N/A      $  0.049   $       $  0.033   $0.060     N/A      $  0.049
   Expense ratio                      0.82%      0.71%     N/A         0.67%              0.83%    0.71%     N/A         0.67%


               --------------------------------------------------

                              HIGH YIELD BOND FUND


                                                 CLASS A                                                 CLASS B
                      -------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                      -------------------------------------------------------------------------------------------------------
                       2002      2001      2000      1999        1998       2002       2001      2000      1999       1998
                      -------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of year    $       $   8.10   $   9.48   $   9.89   $   11.74   $       $     8.13   $   9.48   $   9.87   $  11.71
                      -----   --------   --------   --------   ---------   -----   ----------   --------   --------   --------
Income (loss) from
 operations:
   Net investment
   income                         0.80*      1.00*      1.01*       1.05                 0.75*      0.94*      0.94*      0.97
   Net realized and
   unrealized gain
   (loss)                        (0.47)     (1.32)     (0.36)      (1.84)               (0.49)     (1.32)     (0.36)     (1.84)
                      -----   --------   --------   --------   ---------   -----   ----------   --------   --------   --------
Total income (loss)
 from operations                  0.33      (0.32)      0.65       (0.79)                0.26      (0.38)      0.58      (0.87)
                      -----   --------   --------   --------   ---------   -----   ----------   --------   --------   --------
Less distributions
 from:
   Net investment
   income                        (0.79)     (1.00)     (1.06)      (1.06)               (0.73)     (0.91)     (0.97)     (0.97)
   Net realized
   gains                         --         --         --         --                   --          --         --         --
   Capital                       (0.12)     (0.06)     --         --                    (0.11)     (0.06)     --         --
                      -----   --------   --------   --------   ---------   -----   ----------   --------   --------   --------
Total distributions              (0.91)     (1.06)     (1.06)      (1.06)               (0.84)     (0.97)     (0.97)     (0.97)
                      -----   --------   --------   --------   ---------   -----   ----------   --------   --------   --------
Net asset value, end
 of year              $       $   7.52   $   8.10   $   9.48   $    9.89   $       $     7.55   $   8.13   $   9.48   $   9.87
                      -----   --------   --------   --------   ---------   -----   ----------   --------   --------   --------
Total return(1)                   4.2%     (3.6)%       7.0%      (7.1)%                3.3%     (4.2)%       6.3%     (7.8)%
Net assets, end of
 year (000s)          $       $102,706   $100,065   $125,568   $ 145,730   $       $  214,204   $250,003   $311,832   $327,661
Ratios to average
 net assets:
   Expenses                      1.28%      1.24%      1.27%       1.24%                2.03%      1.99%      2.02%      1.99%
   Net investment
   income                       10.14%     11.32%     10.46%       9.58%                9.44%     10.56%      9.74%      8.87%
Portfolio turnover
 rate                             131%        79%        65%         66%                 131%        79%        65%        66%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SBAM and credits
 earned on custodian
 cash balances, net
 investment income
 per share and
 expense ratios
 would have been:
   Net investment
    income                      N/A        N/A      $  1.01*   $    1.04              N/A         N/A      $  0.94*   $   0.96
   Expense ratio                N/A        N/A         1.29%       1.32%              N/A         N/A         2.03%      2.07%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
  * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 96

                              CASH MANAGEMENT FUND


                    CLASS 2                                            CLASS O
-----------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
 2002      2001      2000      1999      1998        2002       2001      2000      1999      1998
-----------------------------------------------------------------------------------------------------
$         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $            $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
            0.035     0.058     0.047     0.050                  0.035     0.058     0.047     0.050
           (0.035)   (0.058)   (0.047)   (0.050)                (0.035)   (0.058)   (0.047)   (0.050)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $            $ 1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$         $ 4,061   $ 1,978   $ 1,932   $ 2,741   $            $ 5,816   $ 5,718   $ 9,034   $ 8,066
             3.6%      6.0%     +4.8%     +5.2%                   3.6%      6.0%     +4.8%     +5.2%
            0.55%     0.55%     0.53%     0.55%                  0.55%     0.55%     0.53%     0.55%
            3.25%     5.90%     4.67%     4.98%                  3.43%     5.82%     4.67%     5.08%

$         $ 0.030   $ 0.060     N/A     $ 0.049   $            $ 0.032   $ 0.060     --      $ 0.049
            0.83%     0.72%     N/A       0.67%                  0.83%     0.71%     --        0.67%

               --------------------------------------------------

                              HIGH YIELD BOND FUND

                    CLASS 2                                            CLASS O
-----------------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
 2002      2001      2000      1999     1998(1)      2002       2001      2000      1999      1998
-----------------------------------------------------------------------------------------------------
$         $  8.16   $  9.50   $  9.86   $ 11.70   $            $  8.10   $  9.48   $  9.89   $ 11.75
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
             0.76*     0.96*     0.96*     0.97                   0.84*     1.03*     1.04*     1.09
            (0.47)    (1.33)    (0.35)    (1.84)                 (0.49)    (1.32)    (0.36)    (1.86)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
             0.29     (0.37)     0.61     (0.87)                  0.35     (0.29)     0.68     (0.77)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
            (0.75)    (0.91)    (0.97)    (0.97)                 (0.82)    (1.02)    (1.09)    (1.09)
            --        --        --        --                     --        --        --        --
            (0.11)    (0.06)    --        --                     (0.12)    (0.07)    --        --
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
            (0.86)    (0.97)    (0.97)    (0.97)                 (0.94)    (1.09)    (1.09)    (1.09)
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
$         $  7.59   $  8.16   $  9.50   $  9.86   $            $  7.51   $  8.10   $  9.48   $  9.89
-------   -------   -------   -------   -------   ----------   -------   -------   -------   -------
             3.6%    (4.1)%      6.6%    (7.8)%                   4.5%    (3.3)%      7.3%    (6.9)%
          $77,726   $67,938   $84,527   $86,596                $24,990   $13,027   $13,537   $ 8,936
            1.77%     1.74%     1.79%     1.99%                  0.87%     0.99%     1.02%     1.01%
            9.64%    10.82%     9.95%     8.89%                 10.54%    11.56%    10.76%    10.85%
             131%       79%       65%       66%                   131%       79%       65%       66%
$           N/A       N/A     $ 0.96*   $  0.96   $              N/A       N/A     $ 1.04*   $  1.08
            N/A       N/A       1.81%     2.07%                  N/A       N/A       1.03%     1.09%


               --------------------------------------------------

(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
  * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 97

                           INTERNATIONAL EQUITY FUND

                                          CLASS A                            CLASS B
                           -------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------
                             2002     2001      2000     1999(1)    2001       2000      1999
                           -------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                   $  9.60   $ 12.49   $ 10.00   $  9.51   $ 12.47   $ 10.00
                           -------   -------   -------   -------   -------   -------   -------
Income (Loss) From
 Operations:
  Net investment loss(2)               (0.00)#   (0.04)    (0.03)    (0.07)    (0.13)    (0.04)
  Net realized and
  unrealized gain (loss)               (2.08)    (2.85)     2.52     (2.06)    (2.83)     2.51
                           -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
 Operations                            (2.08)    (2.89)     2.49     (2.13)    (2.96)     2.47
                           -------   -------   -------   -------   -------   -------   -------
Less Distributions From:
  Net investment income                --        --        --        --        --        --
                           -------   -------   -------   -------   -------   -------   -------
Total Distributions                    --        --        --        --        --        --
                           -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of
 Year                                $  7.52   $  9.60   $ 12.49   $  7.38   $  9.51   $ 12.47
                           -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------
Total Return(3)                      (21.7)%   (23.1)%     24.9%'DD' (22.4)% (23.7)%     24.7%'DD'
Net Assets, End of Year
 (000s)                              $ 4,770   $12,472   $ 2,538   $ 3,040   $ 4,685   $ 3,863
Ratios to Average Net
 Assets:
  Expenses                             1.75%     1.75%     1.75%'D'   2.50%    2.50%     2.50%'D'
  Net investment loss                (0.01)%   (0.41)%   (1.39)%'D' (0.83)%  (1.19)%   (2.30)%'D'
Portfolio Turnover Rate                  16%        1%        1%       16%        1%        1%
Before applicable waiver
 of management fee and
 expenses absorbed by
 SBAM, net investment
 loss per share and
 expense ratios would
 have been:
  Net investment loss per
  share(2)                           $ (0.02)  $ (0.08)  $ (0.08)  $ (0.12)  $ (0.17)  $ (0.09)
  Expense ratio                        1.90%     2.10%     4.36%'D'   3.12%    2.85%     5.11%'D'

                                          CLASS 2                            CLASS 0
                           -----------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------
                             2002     2001      2000       1999      2000      2001      2000     1999
                           -----------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                   $  9.50   $ 12.46   $ 10.00             $  9.62   $ 12.49   $ 10.00
                           -------   -------   -------   -------   -------   -------   -------   -------
Income (Loss) From
 Operations:
  Net investment loss(2)               (0.07)    (0.13)    (0.04)               0.04     (0.02)    (0.02)
  Net realized and
  unrealized gain (loss)               (2.05)    (2.83)     2.50               (2.27)    (2.85)     2.51
                           -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
 Operations                            (2.12)    (2.96)     2.46               (2.23)    (2.87)     2.49
                           -------   -------   -------   -------   -------   -------   -------   -------
Less Distributions From:
  Net investment income      --        --        --        --        --        --        --        --
                           -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions          --        --        --        --        --        --        --        --
                           -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of
 Year                                $  7.38   $  9.50   $ 12.46             $  7.39   $  9.62   $ 12.49
                           -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------
Total Return(3)                      (22.3)%   (23.8)%     24.6%'DD'         (23.2)%   (23.0)%     24.9%'DD'
Net Assets, End of Year
 (000s)                              $ 2,576   $ 4,384   $ 2,441             $    24   $ 1,012   $ 1,262
Ratios to Average Net
 Assets:
  Expenses                             2.50%     2.50%     2.50%'D'            1.50%     1.50%     1.50%'D'
  Net investment loss                (0.78)%   (1.15)%   (2.13)%'D'            0.41%   (0.22)%   (0.83)%'D'
Portfolio Turnover Rate                  16%        1%        1%                 16%        1%        1%
Before applicable waiver
 of management fee and
 expenses absorbed by
 SBAM, net investment
 loss per share and
 expense ratios would
 have been:
  Net investment loss per
  share(2)                           $ (0.11)  $ (0.17)  $ (0.09)            $  0.02   $ (0.06)  $ (0.07)
  Expense ratio                        2.98%     2.85%     5.09%'D'            1.64%     1.85%     4.05%'D'

               --------------------------------------------------

(1)  For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)  Per share amounts have been calculated using the average shares method.
(3)  Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 #   Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.





                              INVESTORS VALUE FUND

                                                CLASS A                                            CLASS B
                           ---------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------------------
                              2002      2001      2000      1999      1998      2002      2001      2000      1999      1998
                           ---------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                      $ 20.41   $ 20.70   $ 22.04   $ 21.11             $ 20.09   $ 20.43   $ 21.87   $ 21.00
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income (Loss) From
Operations:
   Net investment income                  0.14*     0.18*     0.21*     0.19               (0.03)*    0.02*     0.04*     0.05
   Net realized and
   unrealized gain (loss)                (1.02)     2.80      2.29      2.91               (1.00)     2.77      2.26      2.85
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Income (Loss) From
Operations                               (0.88)     2.98      2.50      3.10               (1.03)     2.79      2.30      2.90
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less Distributions From:
   Net investment income                 (0.14)    (0.19)    (0.13)    (0.17)              (0.01)    (0.05)    (0.03)    (0.03)
   Net realized gains                    (0.42)    (3.08)    (3.71)    (2.00)              (0.42)    (3.08)    (3.71)    (2.00)
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Distributions                      (0.56)    (3.27)    (3.84)    (2.17)              (0.43)    (3.13)    (3.74)    (2.03)
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of
Year                                   $ 18.97   $ 20.41   $ 20.70   $ 22.04             $ 18.63   $ 20.09   $ 20.43   $ 21.87
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                            --------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total Return(1)                           (4.4)%   14.9%     11.5%     15.2%              (5.3)%     14.2%     10.6%     14.3%
Net Assets, End of Year
(000s)                                 $160,688  $72,445   $32,817   $50,953             $83,335   $80,960   $81,759   $75,189
Ratios to Average Net
Assets:
   Expenses                              1.03%     1.00%     0.87%     0.88%               1.90%     1.73%     1.61%     1.63%
   Net investment income                 0.70%     0.85%     0.90%     0.87%             (0.17)%     0.12%     0.16%     0.18%
Portfolio Turnover Rate                    43%       75%       66%       74%                 43%       75%       66%       74%

               --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
  * Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 98

                           LARGE CAP CORE EQUITY FUND

                                     CLASS O
                           ---------------------------
                                   YEAR ENDED
                                  DECEMBER 31,
                           ---------------------------
                               2002         2001(1)
                           ---------------------------
Net Asset Value,
 Beginning of Period                         $12.50
                              ------         ------
Income From Operations:
   Net investment
   income(2)                                   0.01
   Net realized and
   unrealized gain                             0.76
                              ------         ------
Total Income From
 Operations                                    0.77
                              ------         ------
Less Distributions From:
   Net investment income                       --
                              ------         ------
Total Distributions                            --
                              ------         ------
Net Asset Value, End of
 Period                                      $13.27
                              ------         ------
                              ------         ------
Total Return(3)                                6.2%'DD'
Net Assets, End of Period
 (000s)                                      $5,308
Ratios to Average Net
 Assets:
   Expenses                                   1.25%'D'
   Net investment income                      0.20%'D'
Portfolio Turnover Rate                          8%
Before applicable waiver
 of management fee
 and expenses absorbed by
 SBAM, net investment loss per
 share and expense
 ratios would have been:
   Net investment loss
   per share(2)                              $(0.06)
   Expense ratio                              3.70%'D'

               --------------------------------------------------
(1)  For the period from October 15, 2001 (inception date) to December 31, 2001.
(2)  Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.




                              INVESTORS VALUE FUND

                   CLASS 2                                             CLASS O                               CLASS Y
--------------------------------------------------------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------
 2002      2001      2000      1999     1998(1)    2002       2001       2000       1999       1998       2002     2001(3)
--------------------------------------------------------------------------------------------------------------------------
         $ 20.13   $ 20.46   $ 21.88   $ 21.01             $  20.38   $  20.69   $  22.05   $  21.13              $  19.41
------   -------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
           (0.03)*    0.02*     0.03*     0.05                 0.19*      0.24*      0.26*      0.25                  0.08
           (0.98)     2.78      2.30      2.84                (1.02)      2.80       2.31       2.90                 (0.46)
------   -------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
           (1.01)     2.80      2.33      2.89                (0.83)      3.04       2.57       3.15                 (0.38)
------   -------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
           (0.01)    (0.05)    (0.04)    (0.02)               (0.19)     (0.27)     (0.22)     (0.23)                (0.09)
           (0.42)    (3.08)    (3.71)    (2.00)               (0.42)     (3.08)     (3.71)     (2.00)                --
------   -------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
           (0.43)    (3.13)    (3.75)    (2.02)               (0.61)     (3.35)     (3.93)     (2.23)                (0.09)
------   -------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
         $ 18.69   $ 20.13   $ 20.46   $ 21.88             $  18.94   $  20.38   $  20.69   $  22.05              $  18.94
------   -------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
------   -------   -------   -------   -------   -------   --------   --------   --------   --------   --------   --------
          (5.2)%     14.2%     10.7%     14.3%               (4.2)%      15.2%      11.7%      15.4%                (1.9)%'DD'
         $72,607   $25,580   $17,883   $17,680             $665,747   $702,394   $662,248   $650,916              $ 61,002
           1.86%     1.74%     1.61%     1.63%                0.74%      0.73%      0.63%      0.63%                 0.73%'D'
         (0.14)%     0.11%     0.15%     0.18%                0.98%      1.12%      1.16%      1.15%                 0.98%'D'
             43%       75%       66%       74%                  43%        75%        66%        74%                   43%

               --------------------------------------------------
(1)  On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3)  For the period from July 16, 2001 (inception date) to December 31, 2001.
 * Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 99

                             LARGE CAP GROWTH FUND


                                                          CLASS A
                                        ----------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------
                                         2000         2001         2000        1999(1)
                                        ----------------------------------------------
Net Asset Value, Beginning of Year                   $  9.37      $ 11.18      $ 10.00
                                        -------      -------      -------      -------
Income (Loss) From Operations:
   Net Investment loss(2)                              (0.03)       (0.06)       (0.01)
   Net realized and unrealized
   gain (loss)                                         (1.12)       (1.73)        1.19
                                        -------      -------      -------      -------
Total Income (Loss) From
 Operations                                            (1.15)       (1.79)        1.18
                                        -------      -------      -------      -------
Less Distributions From:
   Net realized gains                                  --           (0.02)       --
   Capital                                             --           (0.00)#      --
                                        -------      -------      -------      -------
Total Distributions                                    --           (0.02)       --
                                        -------      -------      -------      -------
Net Asset Value, End of Year                         $  8.22      $  9.37      $ 11.18
                                        -------      -------      -------      -------
Total Return(3)                                      (12.3)%      (16.0)%        11.8%'DD'
Net Assets, End of Year (000s)                       $ 2,236      $ 2,199      $ 2,070
Ratio to Average Net Assets:
   Expenses                                            1.45%        1.45%        1.44%'D'
   Net investment loss                               (0.39)%      (0.51)%      (0.37)%'D'
Portfolio Turnover Rate                                  54%          79%          10%
Before applicable waiver of
 management fee and expenses
 absorbed by SBAM, net investment
 loss per share and expense ratios
 would have been:
   Net investment loss per
   share(2)                                          $ (0.09)     $ (0.10)     $ (0.07)
   Expense ratio                                       2.22%        1.88%        4.02%'D'

                                                       CLASS B
                                    -----------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------
                                      2000         2001         2000        1999(1)
                                    -----------------------------------------------
Net Asset Value, Beginning of Year               $  9.29      $ 11.17      $ 10.00
                                    -------      -------      -------      -------
Income (Loss) From Operations:
   Net Investment loss(2)                          (0.10)       (0.14)       (0.02)
   Net realized and unrealized
   gain (loss)                                     (1.10)       (1.72)        1.19
                                    -------      -------      -------      -------
Total Income (Loss) From
 Operations                                        (1.20)       (1.86)        1.17
                                    -------      -------      -------      -------
Less Distributions From:
   Net realized gains                              --           (0.02)       --
   Capital                                         --           (0.00)#      --
                                    -------      -------      -------      -------
Total Distributions                                --           (0.02)       --
                                    -------      -------      -------      -------
Net Asset Value, End of Year                     $  8.09      $  9.29      $ 11.17
                                    -------      -------      -------      -------
Total Return(3)                                  (12.9)%      (16.6)%        11.7%'DD'
Net Assets, End of Year (000s)                   $ 4,117      $ 6,709      $ 6,243
Ratio to Average Net Assets:
   Expenses                                        2.19%        2.20%        2.21%'D'
   Net investment loss                           (1.15)%      (1.26)%      (1.17)%'D'
Portfolio Turnover Rate                              54%          79%          10%
Before applicable waiver of
 management fee and expenses
 absorbed by SBAM, net investment
 loss per share and expense ratios
 would have been:
   Net investment loss per
   share(2)                                      $ (0.16)     $ (0.18)     $ (0.08)
   Expense ratio                                   2.92%        2.63%        4.73%'D'

               --------------------------------------------------

(1)  For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)  Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
  #  Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.





                                  MID CAP FUND


                                       CLASS A                           CLASS B
                          -------------------------------------------------------------------------
                                           FOR THE PERIOD                         FOR THE PERIOD
                                          NOVEMBER 30, 2001                      DECEMBER 18, 2001
                           YEAR ENDED      (COMMENCEMENT OF   YEAR ENDED         COMMENCEMENT OF
                           DECEMBER 31,     OPERATIONS) TO    DECEMBER 31,        OPERATIONS) TO
                               2002       DECEMBER 31, 2001       2002           DECEMBER 31. 2001
                          -------------------------------------------------------------------------
Net asset value,
 beginning of period                            $ 13.71                              $ 16.31
                             -------            -------           -------            -------
Income (loss) from
 operations:
 Net investment loss(A)                          (0.008)                              (0.010)
 Net realized and
 unrealized gain                                  2.768                                0.174
                             -------            -------           -------            -------
Total income from
 operations                                       2.760                                0.164
                             -------            -------           -------            -------
Net asset value, end of
 period                                         $ 16.47                              $ 16.47
                             -------            -------           -------            -------
                             -------            -------           -------            -------
Ratios/supplemental data:
Net assets, end of period
 (000's omitted)                                $    47                              $    12
 Ratio of expenses to
 average net assets                               1.36%*                               2.15%*
 Ratio of net investment
 loss to average net
 assets                                         (0.69)%*                             (1.50)%*
Portfolio turnover rate                             26%                                  26%
Total return                                      3.65%**                              0.98%**





                                       CLASS O
                          ------------------------------------
                                           FOR THE PERIOD
                                          SEPTEMBER 10, 2001
                           YEAR ENDED      (COMMENCEMENT OF
                           DECEMBER 31,     OPERATIONS) TO
                               2002       DECEMBER 31, 2001
                          ------------------------------------
Net asset value,
 beginning of period                             $ 15.07
                              -------            -------
Income (loss) from
 operations:
 Net investment loss(A)                           (0.008)
 Net realized and
 unrealized gain                                   1.422
                              -------            -------
Total income from
 operations                                        1.414
                              -------            -------
Net asset value, end of
 period                                          $ 16.48
                              -------            -------
                              -------            -------
Ratios/supplemental data:
Net assets, end of period
 (000's omitted)                                 $22,935
 Ratio of expenses to
 average net assets                                1.08%*
 Ratio of net investment
 loss to average net
 assets                                          (0.17)%
Portfolio turnover rate                              26%
Total return                                     (6.48)%**


Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

 Net investment loss per
 share(A)                     (0.036)          (0.014)           (0.097)
Ratios:
 Expenses to average net
 assets                         1.93%            2.73%            2.97%*
 Net investment loss to
 average net assets            (1.26)%*         (2.09)%          (2.05)%*

                --------------------------------------------------

  * Annualized.
 ** Not annualized.
(A) The per share amount was computed using monthly average shares during the period.

                    Salomon Brothers Investment Series - 100

                             LARGE CAP GROWTH FUND


                   CLASS 2                                       CLASS O
-------------------------------------------------------------------------------------
                               YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------
 2002         2001         2000        1999(1)       2001         2000        1999(1)
-------------------------------------------------------------------------------------
             $  9.30      $ 11.16      $ 10.00      $  9.40      $ 11.18      $ 10.00
-------      -------      -------      -------      -------      -------      -------
               (0.09)       (0.14)       (0.02)       (0.02)       (0.03)       (0.00)#
               (1.11)       (1.70)        1.18        (1.21)       (1.73)        1.18
-------      -------      -------      -------      -------      -------      -------
               (1.20)       (1.84)        1.16        (1.23)       (1.76)        1.18
-------      -------      -------      -------      -------      -------      -------
               --           (0.02)       --           --           (0.02)       --
               --           (0.00)#      --           --           (0.00)#      --
-------      -------      -------      -------      -------      -------      -------
               --           (0.02)       --           --           (0.02)       --
-------      -------      -------      -------      -------      -------      -------
             $  8.10      $  9.30      $ 11.16      $  8.17      $  9.40      $ 11.18
-------      -------      -------      -------      -------      -------
             (12.9)%      (16.5)%        11.6%'DD'  (13.1)%      (15.7)%        11.8%'DD'
             $ 3,366      $ 2,362      $ 1,234      $    20      $ 1,626      $ 1,917
               2.19%        2.20%        2.19%'D'     1.19%        1.20%        1.21%'D'
             (1.14)%      (1.27)%      (1.14)%'D'   (0.18)%      (0.25)%      (0.11)%'D'
                 54%          79%          10%          54%          79%          10%
             $ (0.16)     $ (0.18)     $ (0.08)     $ (0.07)     $ (0.07)     $ (0.07)
               2.95%        2.63%        4.71%'D'     1.76%        1.62%        3.88%'D'


               --------------------------------------------------

(1)  For the period from October 25, 1999 (inception date) to December 31, 1999.
(2)  Per share amounts have been calculated using the average shares method.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
  #  Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.

                    Salomon Brothers Investment Series - 101

                          NATIONAL TAX FREE BOND FUND



                                                                                         CLASS A
                                                             ----------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------
                                                               2002         2001          2000          1999          1998
                                                             ----------------------------------------------------------------
Net asset value, beginning of period                                       $ 11.26      $  10.54      $  11.43      $  10.92
                                                              -------      -------      --------      --------      --------
Income (loss) from operations:
 Net investment income                                                       0.498         0.513         0.469         0.524
 Net realized and unrealized gain (loss) on investments                     (0.118)        0.727        (0.900)        0.549
                                                              -------      -------      --------      --------      --------
Total income from operations                                                 0.380         1.240        (0.431)        1.073
                                                              -------      -------      --------      --------      --------
Less distributions from:
 Net investment income                                                      (0.510)       (0.520)       (0.450)       (0.540)
 Net realized gain on investments                                            --            --           (0.009)       (0.023)
                                                              -------      -------      --------      --------      --------
Total distributions                                                         (0.510)       (0.520)       (0.459)       (0.563)
                                                              -------      -------      --------      --------      --------
Net asset value, end of period                                             $ 11.13      $  11.26      $  10.54      $  11.43
                                                              -------      -------      --------      --------      --------
                                                              -------      -------      --------      --------      --------
Ratios/supplemental data:
Net assets, end of period (000's omitted)                                  $62,440      $ 72,875      $106,449      $259,447
 Ratio of expenses to average net assets(A)                                  0.80%         0.80%         0.80%            0%
 Ratio of expenses to average net assets after fees paid
 indirectly(A)                                                               0.80%         0.80%         0.81%            0%
 Ratio of net investment income to average net assets                        4.28%         4.67%         4.14%         4.49%
Portfolio turnover rate                                                        15%           46%          112%           57%
Total return                                                                 3.39%**      12.10%       (3.86)%        10.05%


Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment income (loss) per share and the ratios would have been as follows:


 Net investment income per share                                             0.426         0.456         0.424         0.364
Ratios:
 Expenses to average net assets                                               1.52%         1.32%         1.20%         1.37%
 Net investment income (loss) to average net assets                           3.56%         4.15%         3.74%         3.12%


               --------------------------------------------------

  * Annualized.
 ** Not annualized.
(A) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the fund to increase its expense ratio by the effect of any expenses offset arrangements with its service providers.

                    Salomon Brothers Investment Series - 102

                          NATIONAL TAX FREE BOND FUND


                                             CLASS B                           CLASS 2
                                ---------------------------------------------------------------------
                                                  For the Period                      For the Period
                                                 October 12, 2001                    November 19, 2001
                                  Year Ended     (Commencement of     Year Ended     (Commencement of
                                 December 31,     Operations) to     December 31,     Operations) to ,
                                     2002       December 31, 2001        2002        December 31, 2001
                                ---------------------------------------------------------------------
Net asset value, beginning of
 period                                             $  11.46                            $  11.42
                                  --------          --------          --------          --------
Income (loss) from operations:
 Net investment income(B)                              0.068                               0.049
 Net realized and unrealized
 gain (loss) on investments                           (0.306)                             (0.280)
                                  --------          --------          --------          --------
Total loss from operations                            (0.238)                             (0.231)
                                  --------          --------          --------          --------
Less distributions from:
 Net investment income                                (0.082)                             (0.059)
 Net realized gain on invest-
 ments                                                 --                                  --
                                  --------          --------          --------          --------
Total distributions                                   (0.082)                             (0.059)
                                  --------          --------          --------          --------
Net asset value, end of peri-
 od                                                 $  11.14                            $  11.13
                                  --------          --------          --------          --------
                                  --------          --------          --------          --------
Ratios/supplemental data:
Net assets, end of period
 (000's omitted)                                    $  4,599                            $  1,314
 Ratio of expenses to aver-
 age net assets(A)                                     1.53%*                              1.25%*
 Ratio of expenses to aver-
 age net assets after fees
 paid indirectly(A)                                    1.53%*                              1.25%*
 Ratio of net investment in-
 come to average net assets                            3.55%*                              3.73%*
Portfolio turnover rate                                  15%                                 15%
Total return                                         (2.09)%**                           (2.10)%**

                                             CLASS O
                                ----------------------------------
                                                  For the Period
                                                 November 19, 2001
                                  Year Ended     (Commencement of
                                 December 31,     Operations) to
                                     2002       December 31, 2001
                                ----------------------------------
Net asset value, beginning of
 period                                              $  11.42
                                   --------          --------
Income (loss) from operations:
 Net investment income(B)                               0.059
 Net realized and unrealized
 gain (loss) on investments                            (0.288)
                                  --------           --------
Total loss from operations                             (0.229)
                                  --------           --------
Less distributions from:
 Net investment income                                 (0.061)
 Net realized gain on invest-
 ments                                                 --
                                  --------           --------
Total distributions                                    (0.061)
                                  --------           --------
Net asset value, end of
 period                                              $  11.13
                                   --------          --------
                                   --------          --------
Ratios/supplemental data:
Net assets, end of period
 (000's omitted)                                     $    362
 Ratio of expenses to aver-
 age net assets(A)                                       0.50%
 Ratio of expenses to aver-
 age net assets after fees
 paid indirectly(A)                                      0.50%
 Ratio of net investment in-
 come to average net assets                              4.48%*
Portfolio turnover rate                                    15%
Total return                                           (2.01)%**


Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment income (loss) per share and the ratios would have been as follows:







 Net investment income per share(B)                 $0.055                            $0.040                            $0.050
Ratios:
 Expenses to average net assets                       2.22%*                            1.94%                             1.19%*
 Net investment income
 (loss) to average net assets                         2.86%*                            3.04%                             3.79%*

               --------------------------------------------------

  * Annualized.
 ** Not annualized.
(A) The expense ratio has been readjusted to reflect a change in reporting requirements. The new reporting guidelines require the fund to increase its expense ratio by the effect of any expenses offset arrangements with its service providers.
(B) The per share amount was computed using monthly average shares during the period.

                    Salomon Brothers Investment Series - 103

                      NEW YORK MUNICIPAL MONEY MARKET FUND


                                               CLASS A                                 CLASS B
                           -----------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                           -----------------------------------------------------------------------------
                             2002      2001      2000      1999      1998      2000      1999      1998
                           -----------------------------------------------------------------------------
Net asset value,
beginning of period        $         $  1.00   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------
Net investment income      $         $ 0.025     0.037     0.029     0.031     0.037     0.029     0.031
Dividends from net
 investment income                    (0.025)   (0.037)   (0.029)   (0.031)   (0.037)   (0.029)   (0.031)
                           -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
period                     $         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of period
 (thousands)               $         $ 4,973   $ 4,413   $ 5,810   $ 5,372   $    12   $   258   $    25
Total return(1)                  %      2.5%      3.8%      2.9%     +3.2%      3.8%      2.9%     +3.2%
Ratios to average net
assets:
  Expenses                       %     0.34%     0.38%     0.41%     0.41%     3.37%     2.99%     3.21%
  Net investment income          %     2.49%     3.68%     2.85%     3.15%     0.38%     0.42%     0.42%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income
    per share                            N/A       N/A       N/A       N/A       N/A       N/A       N/A
  Expense ratio                          N/A       N/A       N/A       N/A       N/A       N/A       N/A

                  -------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                          NEW YORK TAX FREE BOND FUND



                                                 CLASS A
                           ----------------------------------------------------
                                         Year Ended December 31,
                           ----------------------------------------------------
                                        2001       2000       1999       1998
                           ----------------------------------------------------
Net asset value,
beginning of period        $          $  11.44   $  10.79   $  11.69   $  11.42
                           --------   --------   --------   --------   --------
Income (loss) from
operations:
 Net investment income                   0.537      0.601      0.514      0.487
 Net realized and
  unrealized gain (loss)
  on investments                        (0.159)     0.609     (0.940)     0.282
                           --------   --------   --------   --------   --------
Total income (loss) from
operations                               0.378      1.210     (0.426)     0.769
                           --------   --------   --------   --------   --------
Less distributions from:
 Net investment income                  (0.558)    (0.560)    (0.474)    (0.499)
                           --------   --------   --------   --------   --------
Net asset value, end of
period                     $          $  11.26   $  11.44   $  10.79   $  11.69
                           --------   --------   --------   --------   --------
                           --------   --------   --------   --------   --------
Ratios/supplemental data:
Net assets, end of period  $          $140,416   $172,420   $224,144   $459,591
 Ratio of expenses to
  average net assets              %      0.80%      0.80%      0.80%      0.80%
 Ratio of net investment
  income to average net
  assets                          %      4.53%      4.81%      4.40%      4.24%
Portfolio turnover rate           %        16%        15%        30%        17%
Total return                      %      3.32%     11.54%    (3.73)%      6.89%
Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:
 Net investment income
  per share                           $  0.510   $  0.553   $  0.465   $  0.454
Ratios:
 Expenses to average net
  assets                                 1.21%      1.16%      1.13%      1.09%
 Net investment income to
  average net assets                     4.12%      4.45%      4.07%      3.95%

                  -------------------------------------------
 * Annualized.
** Not annualized.

                    Salomon Brothers Investment Series - 104

                      NEW YORK MUNICIPAL MONEY MARKET FUND


                    CLASS 2                                             CLASS O
------------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
 2002       2001      2000      1999      1998      2002       2001       2000       1999       1998
------------------------------------------------------------------------------------------------------
$         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $          $  1.000   $  1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
            0.006      0.37     0.029     0.031                 0.025      0.037      0.029      0.031
           (0.006)    (0.37)   (0.029)   (0.031)  $          $ (0.025)    (0.037)    (0.029)    (0.031)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$         $ 1.000   $ 1.000   $ 1.000   $ 1.000   $          $  1.000   $  1.000   $  1.000   $  1.000
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$         $    10   $     1   $    33   $   153   $          $ 98,267   $138,146   $168,701   $195,584
      %      0.2%*     3.8%      2.9%     +3.2%          %       2.5%       3.8%       2.9%      +3.2%
      %     0.34%     0.39%     0.40%     0.34%          %      0.34%      0.38%      0.41%      0.43%
      %     1.81%     3.65%     2.78%     3.13%          %      2.51%      3.69%      2.85%      3.14%

              N/A       N/A       N/A       N/A                   N/A        N/A      --         --
              N/A       N/A       N/A       N/A                   N/A        N/A      --         --


                  -------------------------------------------

* Performance calculations for Class 2 shares uses November 21, 2001 as the inception date since Class 2 shares were fully redeemed on January 9, 2001 and new shares in Class 2 were not purchased until November 21, 2001.









                          NEW YORK TAX FREE BOND FUND



                                            CLASS B                                        CLASS O
                           --------------------------------------------------------------------------------------------------------
                                                                 FOR THE PERIOD                                    FOR THE PERIOD
                                                                NOVEMBER 19, 2001                                 OCTOBER 29, 2001
                                                                (COMMENCEMENT OF                                  (COMMENCEMENT OF
                                            YEAR ENDED           OPERATIONS) TO           YEAR ENDED               OPERATIONS) TO
                                         DECEMBER 31, 2002      DECEMBER 31, 2001      DECEMBER 31, 2002          DECEMBER 31, 2001
                                      ---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $                      $ 11.53                $                          $11.59
                                              -------                -------                -------                    ------
Loss from operations:
 Net investment income(A)                                              0.046                                            0.094
 Net realized and unrealized loss on
  investments                                                         (0.262)                                          (0.330)
                                              -------                -------                -------                    ------
Total loss from operations                                            (0.216)                                          (0.236)
                                              -------                -------                -------                    ------
Less distributions from:
 Net investment income                                                (0.054)                                          (0.104)
                                              -------                -------                -------                    ------
Net asset value, end of period                $                      $ 11.26                $                          $11.25
                                              -------                -------                -------                    ------
                                              -------                -------                -------                    ------
Ratios/supplemental data:
Net assets, end of period                     $                      $14,397                $                          $  980
 Ratio of expenses to average net
  assets                                            %                  1.55%*                     %                     0.53%*
 Ratio of net investment income to
  average net assets                                %                  3.50%*                     %                     4.76%*
Portfolio turnover rate                             %                    16%                      %                       16%
Total return                                        %                (1.88)%**                    %                    (2.04)%**
Note: If agents of the fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:
 Net investment income per share(A)           $                      $  0.04                $                          $0.086
Ratios:
 Expenses to average net assets                     %                   1.96%*                    %                      0.94%
 Net investment income to average
  net assets                                        %                   3.09%*                    %                      4.35%

                  -------------------------------------------
  * Annualized.
 ** Not annualized.
(A) The per share amounts were computed using monthly average shares during the period.

                    Salomon Brothers Investment Series - 105

                             SMALL CAP GROWTH FUND

                                                       CLASS A
                                    ---------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------
                                      2002      2001       2000       1999       1998(1)
                                    ---------------------------------------------------
Net asset value, beginning of year             $  14.23   $  17.23   $  11.59   $ 10.00
                                    --------   --------   --------   --------   -------
Income (loss) from operations:
 Net investment income (loss)                      0.02*     (0.04)*    (0.07)*   (0.02)
 Net realized and unrealized gain
  (loss)                                          (0.96)      2.55       6.63      1.61
                                    --------   --------   --------   --------   -------
Total income (loss) from
 operations                                       (0.94)      2.51       6.56      1.59
                                    --------   --------   --------   --------   -------
Less distributions from:
 Net realized gains                               --         (5.51)     (0.92)    --
                                    --------   --------   --------   --------   -------
Total distributions                               --         (5.51)     (0.92)    --
                                    --------   --------   --------   --------   -------
Net asset value, end of year                   $  13.29   $  14.23   $  17.23   $ 11.59
                                    --------   --------   --------   --------   -------
Total return(2)                                  (6.6)%      14.1%      57.5%     15.9%'DD'
Net assets, end of year (000s)                 $198,068   $178,307   $167,281   $ 3,205
Ratios to average net assets:
  Expenses                                        1.30%      1.39%      1.37%     1.50%'D'
  Net investment income (loss)                    0.15%    (0.25)%    (0.52)%   (0.51)%'D'
Portfolio turnover rate                             97%       123%       142%       96%
Before applicable waiver of
 management fee, expenses
 absorbed by SBAM and credits
 earned on custodian cash
 balances, net investment loss per
 share and expense ratios would
 have been:
  Net investment loss per share                     N/A        N/A   $  (0.08)* $ (0.06)
  Expense ratio                                     N/A        N/A       1.40%     2.30%'D'

                                                       CLASS B
                                    ---------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------
                                      2002      2001       2000      1999      1998(1)
                                    ---------------------------------------------------
Net asset value, beginning of year           $ 13.85   $  17.01   $  11.55   $ 10.00
                                    ------   -------   --------   --------   -------
Income (loss) from operations:
 Net investment income (loss)                  (0.07)*    (0.17)*    (0.17)*   (0.06)
 Net realized and unrealized gain
  (loss)                                       (0.96)      2.52       6.55      1.61
                                    ------   -------   --------   --------   -------
Total income (loss) from
 operations                                    (1.03)      2.35       6.38      1.55
                                    ------   -------   --------   --------   -------
Less distributions from:
 Net realized gains                            --         (5.51)     (0.92)    --
                                    ------   -------   --------   --------   -------
Total distributions                            --         (5.51)     (0.92)    --
                                    ------   -------   --------   --------   -------
Net asset value, end of year                 $ 12.82   $  13.85   $  17.01   $ 11.55
                                    ------   -------   --------   --------   -------
Total return(2)                               (7.4)%      13.2%      56.2%     15.5%'DD'
Net assets, end of year (000s)               $77,964   $132,219   $124,560   $ 3,850
Ratios to average net assets:
  Expenses                                     2.14%      2.14%      2.12%     2.25%'D'
  Net investment income (loss)               (0.59)%    (1.00)%    (1.23)%   (1.21)%'D'
Portfolio turnover rate                          97%       123%       142%       96%
Before applicable waiver of
 management fee, expenses
 absorbed by SBAM and credits
 earned on custodian cash
 balances, net investment loss per
 share and expense ratios would
 have been:
  Net investment loss per share                  N/A        N/A   $  (0.17)* $ (0.10)
  Expense ratio                                  N/A        N/A       2.15%     3.05%'D'


                  -------------------------------------------

(1)  For the period from July 1, 1998 (inception date) to December 31, 1998.
(2) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
  * Per share amounts have been calculated using the average shares method. 'DD' Total return is not annualized, as it may not be representative of the total return for the year.
'D'  Annualized.








                              STRATEGIC BOND FUND

                                                CLASS A
                           ------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2002      2001     2000      1999      1998
                           ------------------------------------------------
Net asset value,
 beginning of year                   $  9.13   $  9.81   $ 10.19   $ 10.94
                           -------   -------   -------   -------   -------
Income (loss) from
 operations:
 Net investment income                  0.76*     0.91*     0.88*     0.76
 Net realized and
  unrealized gain (loss)               (0.21)    (0.74)    (0.41)    (0.65)
                           -------   -------   -------   -------   -------
Total income from
 operations                             0.55      0.17      0.47      0.11
                           -------   -------   -------   -------   -------
Less distributions from:
 Net investment income                 (0.76)    (0.85)    (0.85)    (0.85)
 Net realized gains                      --        --        --      (0.01)
 Capital                               (0.07)    (0.00)#     --        --
                           -------   -------   -------   -------   -------
Total distributions                    (0.83)    (0.85)    (0.85)    (0.86)
                           -------   -------   -------   -------   -------
Net asset value, end of
 year                                $  8.85   $  9.13   $  9.81   $ 10.19
                           -------   -------   -------   -------   -------
Total return(1)                         6.2%      1.8%      5.0%      1.1%
Net assets, end of year
 (000s)                              $19,501   $15,871   $18,571   $21,995
Ratios to average net
 assets:
  Total expenses,
    including interest
    expense                            1.40%     --        --        --
  Total expenses,
    excluding interest
    expense (operating
    expenses)                          1.38%     1.24%     1.24%     1.24%
  Net investment income                8.42%     9.61%     8.94%     7.11%
Portfolio turnover rate                  73%       84%      114%      109%
Before applicable waiver
 of management fee, expenses
 absorbed by SBAM and credits
 earned on custodian cash
 balances, net investment
 income per share and expense
 ratios would have been:
  Net investment income              $  0.75*  $  0.90*  $  0.86*  $  0.74
  Expense ratio,
  including interest
  expense                               1.52%    --        --        --
  Expense ratio,
  excluding interest
  expense (operating
  expenses)                             1.49%     1.39%     1.44%     3.79%


                                                CLASS B
                           ------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2002      2001     2000      1999     1998
                           ------------------------------------------------
Net asset value,
 beginning of year                  $  9.14   $  9.81   $ 10.18   $ 10.93
                           ------   -------   -------   -------   -------
Income (loss) from
 operations:
 Net investment income                 0.71*     0.84*     0.81*     0.69
 Net realized and
  unrealized gain (loss)              (0.21)    (0.74)    (0.41)    (0.66)
                           ------   -------   -------   -------   -------
Total income from
 operations                            0.50      0.10      0.40      0.03
                           ------   -------   -------   -------   -------
Less distributions from:
 Net investment income                (0.71)    (0.77)    (0.77)    (0.77)
 Net realized gains                   --        --        --        (0.01)
 Capital                              (0.06)    (0.00)#   --        --
                           ------   -------   -------   -------   -------
Total distributions                   (0.77)    (0.77)    (0.77)    (0.78)
                           ------   -------   -------   -------   -------
Net asset value, end of
 year                               $  8.87   $  9.14   $  9.81   $ 10.18
                           ------   -------   -------   -------   -------
Total return(1)                        5.6%      1.0%      4.2%      0.3%
Net assets, end of year
 (000s)                             $68,781   $65,645   $69,289   $67,928
Ratios to average net
 assets:
  Total expenses,
    including interest
    expense                           2.06%     --        --        --
  Total expenses,
    excluding interest
    expense (operating
    expenses)                         2.03%     1.99%     1.99%     1.99%
  Net investment income               7.79%     8.84%     8.20%     6.37%
Portfolio turnover rate                 73%       84%      114%      109%
Before applicable waiver
 of management fee, expenses
 absorbed by SBAM and
 credits earned on custodian cash
 balances, net investment
 income per share and expense
 ratios would have been:
  Net investment income             $  0.71*  $  0.83*  $  0.79*  $  0.67
  Expense ratio,
  including interest
  expense                              2.09%    --        --        --
  Expense ratio,
  excluding interest
  expense (operating
  expenses)                            2.06%     2.13%     2.19%    2.18%

                --------------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
  # Amount represents less than $0.01 per share.
  * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 106

                             SMALL CAP GROWTH FUND


                     CLASS 2                                           CLASS O
------------------------------------------------------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------
 2002       2001      2000      1999     1998(1)(2)    2002     2001     2000     1999    1998(1)
------------------------------------------------------------------------------------------------
          $ 13.88   $ 17.04   $ 11.56    $ 10.00              $14.34   $17.29   $11.60   $ 10.00
-------   -------   -------   -------    -------     ------   ------   ------   ------   -------
            (0.08)*   (0.17)*   (0.17)*    (0.06)               0.05*   (0.00)*# (0.06)*   (0.01)
            (0.94)     2.52      6.57       1.62               (0.97)    2.56     6.67      1.61
-------   -------   -------   -------    -------     ------   ------   ------   ------   -------
            (1.02)     2.35      6.40       1.56               (0.92)    2.56     6.61      1.60
-------   -------   -------   -------    -------     ------   ------   ------   ------   -------
            --        (5.51)    (0.92)     --                   --      (5.51)   (0.92)    --
-------   -------   -------   -------    -------     ------   ------   ------   ------   -------
            --        (5.51)    (0.92)     --                   --      (5.51)   (0.92)    --
-------   -------   -------   -------    -------     ------   ------   ------   ------   -------
          $ 12.86   $ 13.88   $ 17.04    $ 11.56              $13.42   $14.34   $17.29   $ 11.60
-------   -------   -------   -------    -------     ------   ------   ------   ------   -------
           (7.4)%     13.2%     56.3%      15.6%'DD'          (6.4)%    14.4%    57.9%     16.0%'DD'
          $27,288   $16,468   $14,285    $ 1,471              $  595   $  621   $   67   $    67
            2.07%     2.14%     2.14%      2.25%'D'            1.10%    1.17%    1.24%     1.25%'D'
          (0.67)%   (1.00)%   (1.22)%    (1.35)%'D'            0.37%   (0.01)%  (0.49)%  (0.18)%'D'
              97%      123%      142%        96%                 97%     123%     142%       96%
              N/A       N/A   $ (0.17)*  $ (0.10)                N/A      N/A   $(0.06)* $ (0.05)
              N/A       N/A      2.18%      3.05%'D'             N/A      N/A     1.27%     2.05%'D'

                  -------------------------------------------

(1)  For the period from July 1, 1998 (inception date) to December 31, 1998.
(2)  On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
   * Per share amounts have been calculated using the average shares method.
   # Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.
                              STRATEGIC BOND FUND


                    CLASS 2                                           CLASS O
------------------------------------------------------------------------------------------------
                                     Year Ended December 31,
------------------------------------------------------------------------------------------------
 2002      2001      2000      1999     1998(1)    2002      2001      2000      1999      1998
------------------------------------------------------------------------------------------------
          $  9.19   $  9.84   $ 10.18   $ 10.94             $  9.12   $  9.80   $ 10.18   $ 10.93
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
             0.73*     0.87*     0.83*     0.69                0.80*     0.94*     0.91*     0.77
            (0.20)    (0.75)    (0.40)    (0.67)              (0.21)    (0.74)    (0.41)    (0.63)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
             0.53      0.12      0.43      0.02                0.59      0.20      0.50      0.14
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
            (0.73)    (0.77)    (0.77)    (0.77)              (0.80)    (0.88)    (0.88)    (0.88)
            --        --        --        (0.01)              --        --        --        (0.01)
            (0.06)    (0.00)#   --        --                  (0.07)    (0.00)#   --        --
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
            (0.79)    (0.77)    (0.77)    (0.78)              (0.87)    (0.88)    (0.88)    (0.89)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
          $  8.93   $  9.19   $  9.84   $ 10.18             $  8.84   $  9.12   $  9.80   $ 10.18
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
             5.9%      1.2%      4.5%      0.2%                6.7%      2.1%      5.3%      1.3%
          $30,438   $20,152   $22,857   $27,327             $   679   $   569   $   594   $   498
            1.79%     --        --        --                  1.04%       --        --        --
            1.77%     1.74%     1.76%     1.99%               1.01%     0.99%     0.99%     0.99%
            7.97%     9.11%     8.43%     6.37%               8.82%     9.85%     9.30%     7.37%
              73%       84%      114%      109%                 73%       84%      114%      109%
          $  0.72*  $  0.86*  $  0.81*  $  0.67             $  0.80*  $  0.92*  $  0.89*  $  0.75
             1.83%      --        --        --                 1.05%      --        --        --
             1.80%     1.89%     1.96%     2.18%               1.02%     1.14%     1.19%    1.18%

               --------------------------------------------------
(1) On September 14, 1998, Class C shares were renamed Class 2 shares.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
  # Amount represents less than $0.01 per share.
  * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 107

                    SHORT/INTERMEDIATE U.S. GOVERNMENT FUND



                                             CLASS A                                         CLASS B
                           ---------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------------
                             2002     2001     2000     1999     1998      2002      2001     2000      1999      1998
                           ---------------------------------------------------------------------------------------------
Net asset value,
beginning of year                   $  9.91   $ 9.84   $10.28   $10.20   $         $  9.95   $  9.85   $ 10.29   $ 10.20
                           ------   -------   ------   ------   ------   -------   -------   -------   -------   -------
Income (loss) from
operations:
  Net investment income                0.51*    0.69*    0.54*    0.55                0.49*     0.62*     0.49*     0.48
  Net realized and
   unrealized gain (loss)              0.37     0.06    (0.39)    0.21                0.32      0.07     (0.42)     0.21
  Net realized gains                  --        --       --                          --        --        --        --
                           ------   -------   ------   ------   ------   -------   -------   -------   -------   -------
Total income from
operations                             0.88     0.75     0.15     0.76                0.81      0.69      0.07      0.69
                           ------   -------   ------   ------   ------   -------   -------   -------   -------   -------
Less distributions from:
  Net investment income               (0.56)   (0.68)   (0.59)   (0.57)              (0.49)    (0.59)    (0.51)    (0.49)
  In excess of net
  investment income                   --        --       --      (0.11)              --        --        --        (0.11)
  Net realized gains                  (0.09)    --       --       --                 (0.09)    --        --        --
                           ------   -------   ------   ------   ------   -------   -------   -------   -------   -------
Total distributions                   (0.65)   (0.68)   (0.59)   (0.68)              (0.58)    (0.59)    (0.51)    (0.60)
                           ------   -------   ------   ------   ------   -------   -------   -------   -------   -------
Net asset value, end of
year                                $ 10.14   $ 9.91   $ 9.84   $10.28   $         $ 10.18   $  9.95   $  9.85   $ 10.29
                           ------   -------   ------   ------   ------   -------   -------   -------   -------   -------
Total return(1)                        9.1%     7.9%     1.5%     7.6%                8.3%      7.2%      0.7%      6.9%
Net assets, end of year
(000s)                              $17,378   $7,773   $5,771   $6,744             $22,031   $14,832   $16,109   $15,315

Ratios to average net
assets:
  Total expenses,
  including interest
  expense                             1.07%    0.96%     --       --                 1.86%     1.73%     --        --
  Total expenses,
   excluding interest
   expense (operating
   expenses)(2)                       0.85%    0.84%    0.85%    0.85%               1.60%     1.60%     1.60%     1.60%
  Net investment income               5.28%    6.99%    5.34%    4.98%               4.91%     6.34%     4.85%     4.20%
Portfolio turnover rate                176%      51%      96%     173%                176%       51%       96%      173%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income             $  0.45*  $ 0.62*  $ 0.45*  $ 0.47             $  0.45*  $  0.55*  $  0.40*  $  0.39
  Expense ratio,
  including interest
  expense                              1.69%    --       --       --                  2.31%    --        --        --
  Expense ratio,
   excluding interest
   expense (operating
   expenses)                           1.47%    1.60%    1.67%    1.63%         %     2.06%     2.37%     2.42%     2.39%

                  -------------------------------------------

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(2) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.85%.
(3) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.60%.
  * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 108

                    SHORT/INTERMEDIATE U.S. GOVERNMENT FUND



                  CLASS 2                                       CLASS O
------------------------------------------------------------------------------------------
                                 YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------
  2002      2001     2000     1999    1998(1)    2002     2001     2000     1999     1998
------------------------------------------------------------------------------------------
          $  9.98   $ 9.86   $10.28   $10.19             $ 9.94   $ 9.85   $10.29   $10.19
-------   -------   ------   ------   ------    ------   ------   ------   ------   ------
             0.48*    0.65*    0.49*    0.48               0.57*    0.72*    0.57*    0.57*
             0.37     0.06    (0.40)    0.21               0.33     0.08    (0.40)    0.23
            --        --       --       --                (0.09)    --       --       --
-------   -------   ------   ------   ------    ------   ------   ------   ------   ------
             0.85     0.71     0.09     0.69               0.90     0.80     0.17     0.80
-------   -------   ------   ------   ------    ------   ------   ------   ------   ------
            (0.50)   (0.59)   (0.51)   (0.49)             (0.59)   (0.71)   (0.61)   (0.59)
            --        --       --      (0.11)              --       --       --      (0.11)
            (0.09)    --       --       --                (0.09)    --       --       --
-------   -------   ------   ------   ------    ------   ------   ------   ------   ------
            (0.59)   (0.59)   (0.51)   (0.60)             (0.68)   (0.71)   (0.61)   (0.70)
-------   -------   ------   ------   ------    ------   ------   ------   ------   ------
          $ 10.24   $ 9.98   $ 9.86   $10.28             $10.16   $ 9.94   $ 9.85   $10.29
-------   -------   ------   ------   ------    ------   ------   ------   ------   ------
             8.7%     7.4%     0.9%     6.9%               9.3%     8.5%     1.8%     8.1%
          $15,546   $4,193   $5,351   $4,715             $1,016   $  445   $3,294   $3,330

            1.55%    1.48%     --       --                0.84%    0.72%     --       --
            1.35%    1.35%    1.37%    1.60%              0.60%    0.60%    0.60%    0.60%
            4.67%    6.61%    4.91%    4.25%              5.71%    7.37%    5.65%    5.52%
             176%      51%      96%     173%               176%      51%      96%     173%
          $  0.43*  $ 0.58*  $ 0.40*  $ 0.39             $ 0.52*  $ 0.65*  $ 0.48*  $ 0.44*
             2.00%    --       --       --                 1.30%    --       --       --
             1.80%    2.12%    2.20%    2.39%              1.06%    1.36%    1.42%    1.38%

                  -------------------------------------------

(1) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(3) As of the year 2000, expense ratios, excluding interest expense, will not exceed 1.35% due to a voluntary expense limitation.
(4) As a result of voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 0.60%.
  * Per share amounts have been calculated using the monthly average shares method.

                    Salomon Brothers Investment Series - 109

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

     ADDITIONAL INFORMATION ABOUT THE FUNDS

     SHAREHOLDER REPORTS
------------------------
     Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal period.

     STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------
     The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus. The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

     HOW TO OBTAIN ADDITIONAL INFORMATION
-----------------------------------------
     You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the funds at 125 Broad Street, New York, NY 10004 or calling your Financial Consultant.

     You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

     If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

     (Investment Company Act file no. 811-06087, 811-02667, 811-14025, 811-5034)


SALOMON BROTHERS
ASSET MANAGEMENT

399 PARK AVENUE
NEW YORK, NEW YORK 10022

1-800-SALOMON
WWW.SBAM.COM

SBPRO [04/03]
FDO2520 [04/03]

                                 April 30, 2003
                      STATEMENT OF ADDITIONAL INFORMATION
                       SALOMON BROTHERS INVESTMENT SERIES
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (800) SALOMON
                                 (800) 725-6666



Salomon Brothers Investment Series consists of (i) Salomon Brothers All Cap Value Fund ('All Cap Value Fund'), (ii) Salomon Brothers Asia Growth Fund ('Asia Growth Fund'), (iii) Salomon Brothers Balanced Fund ('Balanced Fund'),
(iv) Salomon Brothers California Tax Free Income Fund ('California Tax Free Income Fund'), (v) Salomon Brothers Capital Fund ('Capital Fund'), (vi) Salomon Brothers Cash Management Fund ('Cash Management Fund'), (vii) Salomon Brothers High Yield Bond Fund ('High Yield Bond Fund'), (viii) Salomon Brothers International Equity Fund ('International Equity Fund'), (ix) Salomon Brothers Investors Value Fund ('Investors Value Fund'), (x) Salomon Brothers Large Cap Core Equity Fund ('Large Cap Core Equity Fund'), (xi) Salomon Brothers Large Cap Growth Fund ('Large Cap Growth Fund'), (xii) Salomon Brothers Mid Cap Fund ('Mid Cap Fund'), (xiii) Salomon Brothers National Tax Free Income Fund ('National Tax Free Income Fund'), (xiv) Salomon Brothers New York Municipal Money Market Fund ('New York Municipal Money Market Fund'), (xv) Salomon Brothers New York Tax Free Income Fund ('New York Tax Free Income Fund'), (xvi) Salomon Brothers Small Cap Growth Fund ('Small Cap Growth Fund'), (xvii) Salomon Brothers Strategic Bond Fund ('Strategic Bond Fund'), and (xviii) Salomon Brothers Short/Intermediate U.S. Government Fund ('U.S. Government Fund') (each, a 'Fund' and collectively, the 'Funds').



Each of the Capital Fund and Investors Value Fund is an open-end management investment company incorporated in Maryland. Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, a Massachusetts business trust. Each of the other Funds is an investment portfolio of Salomon Brothers Series Funds Inc, an open-end management investment company incorporated in Maryland.



This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' current Prospectus, dated April 30, 2003, as supplemented from time to time (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. The Prospectus and copies of the Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.


                               TABLE OF CONTENTS


The Funds...................................................    2
Additional Information on Fund Investments and Investment
  Policies..................................................    2
Additional Investment Activities and Risk Factors...........   27
Investment Restrictions and Limitations.....................   61
Management..................................................   71
Principal Holders of Securities.............................   86
Investment Manager..........................................   88
Portfolio Transactions......................................  103
Net Asset Value.............................................  105
Additional Purchase Information.............................  107
Additional Redemption Information...........................  109
Additional Information Concerning Taxes.....................  109
Performance Information and Data............................  117
Shareholder Services........................................  132
Account Services............................................  134
Capital Stock...............................................  134
Custodian and Transfer Agent................................  137
Independent Accountants.....................................  137
Counsel.....................................................  138
Financial Statements........................................  138
Special Investment Considerations Relating To California
  Municipal Obligations.....................................  A-1
Special Investment Considerations Relating To New York
  Municipal Obligations.....................................  B-1
Description of Ratings......................................  C-1

                                   THE FUNDS


Salomon Brothers Series Funds Inc is an open-end investment company that was incorporated in Maryland on April 17, 1990. Salomon Brothers Series Funds Inc is divided into thirteen separate investment portfolios: All Cap Value Fund, Asia Growth Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund (the 'Series Funds'). All of the Series Funds other than Asia Growth Fund and New York Municipal Money Market Fund are diversified portfolios. Prior to September 16, 2002 the U.S. Government Fund was known as the Salomon Brothers U.S. Government Income Fund. Shares of the Salomon Brothers Institutional Money Market Fund are offered through a separate prospectus and statement of additional information.



Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is an investment portfolio of Salomon Funds Trust, an open-end investment company organized as a Massachusetts business trust on May 27, 1986. Mid Cap Fund is a diversified portfolio. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is a non-diversified portfolio.


Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976.

Salomon Brothers Series Funds Inc, Capital Fund and Investors Value Fund are referred to herein individually as a 'Company,' or collectively as the 'Companies.' Salomon Funds Trust is referred to herein as the 'Trust'.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS
                            AND INVESTMENT POLICIES

The Prospectus describes each Fund's investment objective and key investment policies. The investment objectives of the Series Funds, Capital Fund and Investors Value Fund are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940 (the '1940 Act').


The discussion below provides additional information about each Fund's investment policies and the types of securities and other instruments in which each Fund may invest. Reference herein to the Investment Manager means Salomon Brothers Asset Management Inc ('SBAM'). Reference herein to a Fund's 'Board' means that Fund's Board of Directors. Except as otherwise noted, the policies described below are non-fundamental, which means that they may be changed without shareholder approval. Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund's assets for any other reason.



With respect to the 80% investment policies for each of the Asia Growth Fund, California Tax Free Bond Fund, High Yield Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Small Cap Growth Fund and U.S. Government Fund, 'related investments' include synthetic instruments that have economic characteristics similar to the securities in which the Fund invests and may also include securities collateralizing a repurchase agreement.


ALL CAP VALUE FUND

The All Cap Value Fund seeks to achieve its objective through investment in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stocks. The Fund also invests to a lesser extent in bonds and other debt instruments. There is no guarantee that the Fund will achieve its investment objective.

The Fund may invest up to 25% of its assets in securities of foreign issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may also invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Other Investment Companies.'

When SBAM believes that a defensive investment posture is warranted or when opportunities for capital growth to do not appear attractive, the Fund may temporarily invest all or a portion of its assets in short-term money market instruments, including repurchase agreements with respect to those instruments. The Fund is authorized to borrow money in an amount up to 10% of its total assets for temporary or emergency purposes.

The foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

ASIA GROWTH FUND


The Asia Growth Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and equity-related securities of 'Asian companies' and related investments. The Fund considers 'Asian companies' to include companies that are organized under the laws of any Asian country. The Fund considers an Asian country to be any country in the Asian region other than Japan, Australia and New Zealand. The Fund also considers companies to be Asian companies if Salomon Brothers Asia Pacific Limited ('SBAM AP'), the Fund's subadviser, determines that they (a) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian countries, (b) maintain at least 50% of their assets in one or more of the Asian countries, or (c) have securities which are traded principally on the stock exchange in an Asian country. The Fund is not limited in the amount of assets it can allocate to one or more Asian countries. Equity and equity related securities include common and preferred stock, bonds convertible into common and preferred stock, equity-linked debt securities, and American, Global or other types of Depositary Receipts.


More than 25% of the Fund's total assets may be denominated or quoted in the currencies of Hong Kong, Taiwan, China and South Korea. In this connection, SBAM AP anticipates that up to 40% of the Fund's total assets may be invested in Hong Kong. Under an agreement signed in 1984, Britain passed Hong Kong's sovereignty to China effective July 1, 1997. The long-term political, social and financial ramifications of China's assumption of sovereignty over Hong Kong, and the impact on the financial markets in Hong Kong, Asia or elsewhere, are uncertain.

The Fund from time to time may invest up to 10% of its total assets in non-convertible debt securities, which may include securities rated below investment grade by Standard & Poor's Rating Group ('S&P') and Moody's Investors Service, Inc. ('Moody's') with no minimum rating required, or comparable unrated securities, commonly known as 'junk bonds.' Certain of the debt securities in which the Fund may invest may be distressed debt securities. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In order to maintain liquidity, the Fund may hold and/or invest up to 20% of its total assets in debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities'); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM AP; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements (as described below under 'Additional Investment Activities and Risk Factors -- Repurchase Agreements') with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income, the Fund, for temporary defensive purposes, may invest its assets without limit in such instruments.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities; and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase certain securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund is currently authorized and intends to use the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Descriptions of these strategies and of certain risks associated therewith are contained herein.

The foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity and equity-related securities of Asian companies as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

BALANCED FUND

The Balanced Fund seeks to achieve its objective through investment in a broad range of equity and fixed income securities of both U.S. and foreign issuers. However, under normal market conditions at least 40% of the Fund's assets are allocated to equity securities.

Up to 20% of the Fund's net assets may be invested in non-convertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or Fitch, Inc. ('Fitch') or determined by SBAM to be of comparable quality. These securities are commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. Certain of the fixed income securities in which the Fund may invest may be distressed debt securities. For additional information on these lower rated, high yield debt securities, which involve a high degree of risk, see the discussion above under the investment objectives and policies for the High Yield Bond Fund and 'Additional Investment Activities and Risk
Factors -- High Yield Securities.'


In addition to corporate debt securities, the Fund may invest in U.S. Government securities and mortgage-backed securities, the types and characteristics of which are set forth below in the discussion under 'U.S. Government Fund' in this section of the SAI. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities. For a description of these securities and the risks associated therewith see 'Additional Investment Activities and Risk Factors.' The Fund may invest in corporate asset-backed securities, the characteristics and risks of which are described above under 'Cash Management Fund' in this section of the SAI.


Other fixed income securities in which the Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). For additional information on zero coupon bonds and PIK bonds, see 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.' Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

The Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Fund may invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund may invest in such Loans in the form of participations in Loans ('Participations') and assignments of all or a portion of Loans from third parties ('Assignments'). See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices, see 'Additional Investment Activities and Risk Factors.' The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission ('SEC'), the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.


CALIFORNIA TAX FREE BOND FUND



The California Tax Free Bond Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers ('Municipal Obligations') that pay interest that is exempt from both California personal income taxes and federal income taxes, including the federal alternative minimum tax ('California Municipal Obligations'). As a fundamental policy, at least 80% of the Fund's assets will be invested in California Municipal Obligations under normal circumstances. California Municipal Obligations include Municipal Obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to the limitations set forth in the Prospectus, the Fund may invest up to 20% of its assets in municipal obligations subject to state and local taxes or the federal alternative minimum tax or in short-term debt securities that pay interest that is subject to State and city personal income taxes and federal income taxes, including the federal alternative minimum tax. Short-term debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.


The Fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.


The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 10% of its net assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. See 'Additional Investment Activities and Risk
Factors -- Rule 144A Securities.' The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' The Fund may also invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Fund's Board.


Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase participation interests in Municipal Obligations, futures contracts and when-issued securities, and may lend portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in investment funds. For a further description of these activities, see 'Additional Investment Activities and Risk Factors.'


The Fund may purchase and sell securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk
Factors -- Firm Commitment and When-Issued Securities' for a description of such securities and their risks.


During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments.


California Tax Free Income Fund intends to invest a high proportion of its assets in California Municipal Obligations. Maximization of total return and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations.



The California economy has been in recession since 2001 and is continuing to experience a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in the stock markets, and is facing an estimated budget shortfall of approximately $35 billion for the 2003-2004 fiscal year. Addressing the anticipated budget shortfalls will require significant spending cuts in virtually all parts of the State government, including aid to local governments and schools. These cuts, combined with the weak economy, can be expected to adversely effect local government finances. The major rating agencies have recently reduced their ratings on the State's General Obligation bonds and on its short-term notes. The ratings of certain related debt of other issuers for which California has an outstanding lease, purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California continue to deteriorate, its credit ratings could be reduced further, and the market value and marketablity of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



For further information concerning the economy of California, see Appendix A to this SAI. The summary set forth above and in Appendix A is included for the purpose of providing a general description of the State of California credit and financial conditions, is based on information from statements of issuers of California Municipal Obligations, and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.


The foregoing investment policies, other than the policy to invest 80% of the Fund's net assets in California Municipal Obligations, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

CAPITAL FUND

The Capital Fund invests primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies to medium sized companies. However, the Fund may also invest in small capitalization companies at the beginning of their life cycles. The Investment Manager evaluates Companies of all sizes but emphasizes those with both market capitalizations and market float above $1 billion. The Fund will not concentrate its investments in any particular industry.

The Fund may invest up to 20% of its assets in non-convertible securities rated below investment grade. These securities are commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. The Fund may also invest up to 10% of its assets in distressed debt securities that are in default or that are subject to bankruptcy proceedings. For additional information on lower rated, high yield debt securities and distressed debt securities which involve a high degree of risk, see 'Additional Investment Activities and Risk
Factors -- High Yield Securities.'

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or brokers-dealers.

When management deems it appropriate, for temporary defensive purposes, the Fund may also invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. See 'Appendix C -- Description of Ratings.' Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SBAM believes interest rates may decline.

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest up to 20% of its assets in securities of foreign issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'


As indicated below under 'Investment Restrictions and Limitations,' the Fund may from time to time lend portfolio securities to selected members of the New York Stock Exchange ('NYSE'). Such loans will not exceed 10% of the Fund's total assets taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk
Factors -- Loans of Portfolio Securities.'


As indicated below under 'Investment Restrictions and Limitations,' the Fund may invest in repurchase agreements in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Repurchase Agreements.' In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may borrow up to an aggregate of 15% of the value of its total assets at the time of borrowing. In addition, the Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund's total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund's total assets. For a discussion of the risks associated with borrowings, see 'Additional Investment Activities and Risk Factors -- Borrowing.'

As indicated below under 'Investment Restrictions and Limitations,' the Fund may not purchase or sell warrants. However, the Fund may invest in debt or other securities which have warrants attached, provided that the value of those warrants does exceed 10% of the value of the Fund's total assets. For a discussion of the risks associated with investing in warrants, see 'Additional Investment Activities and Risk Factors -- Warrants.'

As a hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the policies of the Fund with respect to the borrowing of money, the lending of portfolio securities and investments in illiquid securities and warrants, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

CASH MANAGEMENT FUND

The Cash Management Fund is a money market fund that invests in high quality, U.S. dollar denominated short-term debt securities. The types of obligations in which the Cash Management Fund may invest include:

    (1) Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof. The Fund will invest in such obligations only where SBAM determines that the credit risk with respect to the issuer is minimal;

    (2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

    (3) High-quality commercial paper and other high-quality short-term debt obligations; and

    (4) Obligations of the International Bank for Reconstruction and Development (also known as the 'World Bank'), other supranational organizations and foreign governments and their agencies and instrumentalities.

The Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than 397 days, the term of the repurchase agreement will always be less than 397 days. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.'

The Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for temporary defensive purposes, may temporarily invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The commercial paper that may be purchased by the Fund consists of direct obligations of domestic issuers which are: (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs') or by one NRSRO if only one NRSRO has rated the security; or (ii) if not rated, deemed by SBAM to be of comparable quality to commercial paper so rated.

The Fund's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have 397 days or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Fund will purchase obligations of supranational entities only if such obligations, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, are of comparable quality to corporate obligations in which the Fund may invest. The Fund limits its investments in obligations of foreign governments and their agencies and instrumentalities to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments or agencies and instrumentalities of Western Europe, including the United Kingdom, Spain, Portugal, Greece, Austria, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada. For a description of supranational obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Obligations of Supranational Entities.'

The Fund may also invest in high quality, short-term Municipal Obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on Municipal Obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

The Fund may invest in floating and variable rate obligations with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the

1940 Act in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days. For a further discussion of such obligations, see 'Additional Investment Activities and Risk
Factors -- Floating and Variable Rate Instruments.'

The Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Fund may also purchase asset-backed securities. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of 397 days or less in accordance with applicable regulations. For a further discussion of asset backed securities and the risks associated therewith, see 'Additional Investment Activities and Risk
Factors -- Asset-Backed Securities.'

Among the Municipal Obligations that the Fund may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. For a further discussion of municipal lease obligations, see 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund 's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Fund's Board and subject to the supervision of the Board, determines to be liquid.

The Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

In view of the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations, except for temporary defensive purposes as described above, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The Fund is not authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.'

Except with respect to the Fund's policy to invest at least 25% of its assets in bank obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

HIGH YIELD BOND FUND

The High Yield Bond Fund invests, under normal market conditions, at least 80% of its assets in high yield bonds and related investments. Certain of the debt securities purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. The lower-rated bonds in which the Fund may invest are commonly referred to as 'junk bonds.' The Fund may also invest up to 35% of its total assets in foreign fixed-income securities issued by emerging market governmental entities or agencies. The Fund may also invest to a limited extent in distressed debt securities. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'


The Fund may also invest in zero coupon securities and PIK bonds, which involve special risk considerations. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.'

The Fund may invest a portion of its assets in Loan Participations and Assignments. For a discussion of Loan Participations and Assignments and their associated risks, see 'Additional Investment Activities and Risk Factors -- Loan Participation and Assignments.'

The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations. For temporary defensive purposes, the Fund may invest without limit in such instruments.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase
Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in high yield bonds as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

INTERNATIONAL EQUITY FUND


The International Equity Fund seeks to achieve its objective, by investing under normal circumstances, at least 80% of its assets in equity and equity-related securities of non-U.S. issuers, including issuers in developing countries, and related investments. Equity and equity-related securities include common stock, securities convertible into common stock, and trust or limited partnership interests, as well as securities purchased directly or in the form of sponsored American Depository Receipts, European Depository Receipts or other similar securities representing common stock of non-U.S. issuers. Generally, the Fund invests in a wide range of countries and emphasizes well-established companies with market capitalizations of $750 million or more. Under normal circumstances, the Fund invests in companies in at least three foreign markets. However, the Fund may invest up to 15% of its assets in the securities of issuers located in the U.S. In addition, the Fund emphasizes investments in developed markets, but may also invest up to 15% of its assets in companies located in developing countries.


Investing in foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Detailed information about foreign issuers may be unavailable due to less rigorous disclosure and accounting standards or regulatory practices.

Foreign markets may also be smaller, less liquid and more volatile than U.S. markets and may be subject to more frequent disruptions due to economic, political or social conditions. To the extent that the Fund invests significantly in one country, the risks associated with foreign investments are more pronounced. For further discussion of foreign securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Foreign Securities.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase
Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may also enter into repurchase agreements and reverse repurchase agreements and lend its portfolio securities in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may also use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity and equity-related securities of non-U.S. issuers as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

INVESTORS VALUE FUND

The Investors Value Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market.

The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described below, the Fund may purchase certain Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may invest in various types of fixed income instruments, including from time to time up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's or comparable unrated securities, with no minimum rating required. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. Certain of the debt securities in which the Fund may invest may be distressed debt securities. For additional information on these high yield debt securities, which involve a high degree of risk, see the description above of investment objectives and polices for the High Yield Bond Fund and 'Additional Investment Activities and Risk
Factors -- High Yield Securities.'

From time to time, the Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated under 'Investment Restrictions and Limitations' below, the Fund may invest in repurchase agreements in an amount up to 25% of its total assets. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' In addition, in order to meet redemption requests or as a temporary measure, the Fund may borrow up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Fund shall borrow only from banks.

As a hedge against either a decline in the value of securities included in the Fund's portfolio or against an increase in the price of securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Descriptions of these strategies and of certain risks are contained herein.

The foregoing investment policies, other than the Fund's policies with respect to repurchase agreements, borrowing of money and lending of portfolio securities, are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders.

LARGE CAP CORE EQUITY FUND


The Large Cap Core Equity Fund invests in a portfolio consisting principally of U.S. equity securities, including convertible and preferred securities, that provide dividend or interest income. However, the Fund may also invest in non-income producing investments for potential appreciation in value. The Fund will invest, under normal circumstances, at least 80% of its assets in equity securities of companies with large market capitalizations and in related investments. The Fund considers companies with market capitalizations of $7.5 billion or more, at the time of investment, to be large capitalization companies. Subject to this 80% policy, the Fund may also invest in all types of fixed-income securities and to a limited extent, in below investment grade fixed income securities commonly known as 'junk bonds.' Certain of the debt securities in which the Fund may invest may be distressed debt securities. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Activities and Risk Factors -- High Yield Securities.'


The Fund may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Fund may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. Short-term investments may include repurchase agreements with banks or broker-dealers. For temporary defensive purposes, the Fund may invest without limit in such investments.

The Fund may invest up to 20% of its total assets in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may also invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index. In addition, the Fund may also engage in portfolio management strategies and techniques involving options, futures contracts and options on futures.

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of companies with large market capitalizations as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

LARGE CAP GROWTH FUND

Large Cap Growth Fund invests primarily in equity securities of U.S. large cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers large cap issuers to be issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the United States equity market. The Fund may invest up to 20% of its assets in smaller capitalized companies. See 'Additional Investment Activities and Risk
Factors -- Smaller Capitalized Companies' for a discussion of risks.

The Fund may invest up to 15% of its assets in securities of foreign issuers, including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' The Fund may also purchase securities for which there is limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund may also enter into repurchase agreements and reverse repurchase agreements and lend its portfolio securities in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may also use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of U.S. large cap issuers as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

MID CAP FUND


The Mid Cap Fund invests primarily in equity securities of medium sized companies. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. A company is considered medium-sized if its market capitalization is within the range of the market capitalizations of companies in the Standard & Poor's MidCap 400 Index, an index of medium capitalization stocks although the company is not required to be included in the Index. The size of the companies in the Standard & Poor's
MidCap 400 Index changes with market conditions and the composition of the Index. The Fund's equity securities may include common stocks, securities convertible into common stocks, preferred stocks and warrants.



The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt securities when SBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings. The Fund may also invest up to 20% of its total assets in equity securities of foreign issuers including emerging market issuers. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'


To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of long-term growth of capital.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'


The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. See 'Additional Investment Activities and Risk
Factors -- Rule 144A Securities.' The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'


The Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of medium-sized companies as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.


NATIONAL TAX FREE BOND FUND



National Tax Free Bond Fund seeks to meet its objective by investing in Municipal Obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the its assets in tax-exempt Municipal Obligations. These obligations may include Municipal Obligations of Puerto Rico and other U.S. territories. For further information concerning Municipal Obligations of Puerto Rico, see Appendix D to this SAI.



Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that pay interest subject to the federal alternative minimum tax and in short-term debt securities that pay interest that is subject to federal income taxes. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.


The Fund may purchase securities rated Baa by Moody's or BBB by S&P's and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.


The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its net assets in illiquid securities such as restricted securities, which are illiquid and or securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. See 'Additional Investment Activities and Risk Factors -- Rule 144A Securities.' The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' The Fund may also invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.



The Fund may purchase and sell securities on a firm commitment basis including when-issued securities. See 'Additional Investment Activities and Risk
Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.


The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase futures contracts and when-issued securities, and may lend portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in investment funds. For a further description of these activities, see 'Additional Investment Activities and Risk Factors.'

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

Except with respect to the Fund's policy to invest at least 80% of its assets in tax-exempt Municipal Obligations as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board without the approval of shareholders.

NEW YORK MUNICIPAL MONEY MARKET FUND

The types of obligations in which New York Municipal Money Market Fund may invest include:

   (1) Municipal commercial paper that is rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or, if not rated, is, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, of comparable quality to rated municipal commercial paper in which the Fund may invest (see 'Description of Ratings' in Appendix C);

   (2) Municipal notes that are rated 'MIG 1', 'MIG 2' (or 'VMIG 1' or 'VMIG 2' in the case of variable rate demand notes), 'P-1', 'P-2' or 'Aa' or better by Moody's or 'SP-1', 'SP-2', 'A-1', 'A-2' or 'AA' or better by S&P or, if not rated, are, in the opinion of SBAM based on guidelines established by the Funds' Board, of investment quality comparable to rated municipal notes in which the Fund may invest; and

   (3) Municipal bonds which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or, if not rated, are, in the opinion of SBAM based on guidelines established by the Series Funds' Board of Directors, of comparable quality to rated municipal bonds in which the Fund may invest.


As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in high-quality, short-term New York Municipal Obligations which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) and related investments. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. To the extent not so invested, the remaining 20% of the Fund's assets may be invested in high quality, short-term money market instruments, the income from which is subject to New York and federal income taxes. However, the Fund currently intends to invest substantially all of its assets in Municipal Obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and New York City. See 'Additional Information Concerning Taxes.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities.

Taxable money market instruments that may be purchased by the Fund include securities issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities.

For a discussion of the U.S. government securities, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description under 'Cash Management Fund' in this section of the SAI.

The commercial paper that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated commercial paper in which the Fund may invest. The corporate debt securities in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into repurchase agreements with respect to the taxable obligations identified above. See 'Repurchase Agreements' under 'Additional Investment Activities and Risk Factors.' Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in SBAM's opinion, adverse conditions prevail in the market for Municipal Obligations exempt from federal income tax (not including the federal alternative minimum tax) and from the personal income taxes of the State of New York and New York City, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in Municipal Obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of SBAM, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax (not including the federal alternative minimum tax) and the personal income taxes of New York State and New York City may not be achieved.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Fund. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions. For a more detailed description of the different types of Municipal Obligations see 'Additional Investment Activities and Risk Factors -- Municipal Obligations.'

The interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Fund's portfolio may also include 'moral obligation' securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

The Fund's classification as a 'non-diversified' investment company means that the proportion of the Fund's assets that are permitted to be invested in the securities of a single issuer is not limited by the 1940 Act. However, the Fund limits its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer unless such securities meet certain credit quality requirements. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

From time to time the Fund may invest 25% or more of its assets in Municipal Obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, Municipal Obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by those assets and revenues of non-governmental users.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SBAM will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

The Fund may invest without limitation in obligations that are guaranteed or have other credit support provided by a foreign bank. The Fund's ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund. For a further discussion of participation certificates, see 'Additional Investment Activities and Risk Factors -- Participation Certificates.'

The Fund may invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date.

The Fund is not authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'


The Fund intends to invest a high proportion of its assets in New York Municipal Obligations and as a result is susceptible to events and risks affecting the New York market. The Fund's ability to achieve its investment objective is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.



Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. It now appears more likely that the downturn in the financial markets and in the wider economy may take longer to correct than originally forecast. Since the securities industry is more important to the New York economy than the national economy as a whole, the impact of such a downturn potentially could be amplified in New York. Poor earnings results, accounting concerns, fears of future terrorist attacks and war in the Middle East, concerns about fuel prices and a weakening of consumer spending are but some of the factors causing the current equity market instability. Two variables which are closely tied to State personal income tax receipts are finance sector bonus payments and capital gains realizations. Bonus payments paid to financial service workers have been reduced significantly due to the recession and the steep decline in the stock market has significantly reduced capital gain realizations.



The events of September 11, 2001 had a significant impact on New York's economy generally and more directly on the economy of New York City. Both the State and City expect that they will eventually be reimbursed for the costs of clean-up and other costs associated with the attacks.



At this time, it is not possible to predict what impact, if any, these factors will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.



For further information concerning the New York economy see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New York credit and financial conditions, is based on information from statements of issuers of New York Municipal Obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.


Except with respect to the Fund's policy to invest at least 80% of its assets in tax-exempt obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.


NEW YORK TAX FREE BOND FUND



The New York Tax Free Bond Fund seeks its objective by investing in Municipal Obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax ('New York Municipal Obligations'). As a fundamental policy, under normal circumstances at least 80% of the Fund's assets are invested in New York Municipal Obligations. New York Municipal Obligations include Municipal Obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers. For further information concerning Municipal Obligations of Puerto Rico, see Appendix D to this SAI.



Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that are subject to New York State and local taxes and/or the federal alternative minimum tax and in short-term debt securities that pay interest that is subject to federal income taxes. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.


The Fund may purchase securities rated Baa by Moody's or BBB by S&P's and securities of comparable quality, which may have higher risk on nonpayment of principal and interest. See 'Description of Ratings' in Appendix C. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.


The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its net assets in illiquid securities, such as restricted securities which are illiquid or securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' For further discussion of illiquid securities, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with limited Trading Markets.' The Fund may also invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.


Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'


The Fund may purchase and sell securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk
Factors -- Firm Commitment and When-Issued Securities' for a description of such securities and their risks.


The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase futures contracts and when-issued securities, and may lend portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in investment funds. For a further description of these activities, see 'Additional Investment Activities and Risk Factors.'

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.


As New York Tax Free Bond Fund invests a high proportion of its assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities, maximization of total return consistent with the preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.



Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. It now appears more likely that the downturn in the financial markets and in the wider economy may take longer to correct than originally forecast. Since the securities industry is more important to the New York economy than the national economy as a whole, the impact of such a downturn potentially could be amplified in New York. Poor earnings results, accounting concerns, fears of future terrorist attacks and war in the Middle East, concerns about fuel prices and a weakening of consumer spending are but some of the factors causing the current equity market instability. Two variables which are closely tied to State personal income tax receipts are finance sector bonus payments and capital gains realizations. Bonus payments paid to financial service workers have been reduced significantly due to the recession and the steep decline in the stock market has significantly reduced capital gain realizations.



The events of September 11, 2001 had a significant impact on New York's economy generally and more directly on the economy of New York City. Both the State and City expect that they will eventually be reimbursed for the costs of clean-up and other costs associated with the attacks.



At this time, it is not possible to predict what impact, if any, these factors will have on the ability of New York municipal issuers to make prompt payments of principal and interest on New York Municipal Obligations. The credit quality of certain New York Municipal Obligations may be downgraded as a result of these events. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York Municipal Obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.



For further information concerning the New York economy see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New York credit and financial conditions, is based on information from statements of issuers of New York Municipal Obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.


Except with respect to the Fund's policy to invest at least 80% of its assets in New York Municipal Obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board of Trustees without the approval of shareholders.


U.S. GOVERNMENT FUND



The U.S. Government Fund seeks to attain its objective by investing, under normal circumstances, substantially all of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The securities in which the Fund may invest are:



   (1) U.S. Treasury obligations;



   (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;



   (3) mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA'), popularly known as 'Ginnie Maes,' that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

   (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ('FHLMC') and the Federal National Mortgage Association ('FNMA'), commonly known as 'Fannie Maes';



   (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed:
   (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government;



   (6) repurchase agreements collateralized by any of the above; and



   (7) derivative contracts (such as futures and options) relating to any of the above.



Any guarantee of the securities in which the Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of shares of the Fund.



From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.



The U.S. Government Fund currently expects that it will maintain an average portfolio effective duration of less than 10 years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the SBAM's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.



The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. For further discussion of mortgage-backed securities and collateralized mortgage obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Mortgage-Backed Securities' and 'Additional Information on Fund Instruments and Investment
Policies -- Mortgage-Backed Securities.'



While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. Shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Fund will receive the originally anticipated yield on the security.



The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'



The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.'



The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. As described above, the Fund currently invests, under normal circumstances, substantially all of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. If, however the Fund were to change its investment policy so that less than 80% of its assets, under normal circumstances, could be invested in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Fund would give written notice to its shareholders at least 60 days prior to implementing the change.


SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in equity securities of small cap issuers. Under normal circumstances, the Fund invests at least 80% of its assets in these securities and related investments. The Fund considers companies with market capitalizations at the time of purchase by the Fund similar to that of companies included in the Russell 2000 Growth Index to be small cap companies. The Russell 2000 Growth Index includes companies with market capitalizations below the top 1,000 stocks of the equity market. The Fund also may invest up to 20% of its total assets in equity securities of foreign issuers.

The Fund may invest up to 20% of its assets in non-convertible bonds, notes and debt securities when SBAM believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix C to this SAI for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'


The Fund may invest in derivative contracts, including futures contracts. While the Fund does not use derivatives as a primary investment technique, the Fund will not limit their use to hedging, and will use derivatives for a variety of purposes, including as a substitute for buying and selling securities and to increase its return as a non-hedging strategy. For a description of these investment practices and risks associated therewith, see 'Additional Investment Activities and Risk Factors -- Derivatives.'


The foregoing investment policies are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in equity securities of small cap issuers as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

STRATEGIC BOND FUND

The Strategic Bond Fund invests primarily in a globally diverse portfolio of fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and related investments. In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion under 'Cash Management Fund' in this section of the SAI.

In pursuing the Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in SBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities.

Certain of the debt securities in which the Fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings, or may be distressed debt securities. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The high yield sovereign debt securities in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for
debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see 'Additional Investment Activities and Risk Factors -- High Yield Securities' and 'Brady Bonds.' SBAM anticipates that the Fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion of high yield sovereign debt securities, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. These risks are described under the captions 'Additional Investment Activities and Risk Factors -- Foreign Securities.' Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Additional Information Concerning Taxes.' The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Fund's exposure to a single market. The Fund may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

The Fund may invest in zero coupon securities, pay-in-kind bonds, Loan Participations and Assignments. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities' and ' -- Loan Participations and Assignments.'


The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by the Fund are set forth under 'U.S. Government Fund' in this section of the SAI. In addition, the Fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.


The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SBAM's opinion such purchase is appropriate.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.'

For more information regarding the investment practices described above and the risks associated therewith, see generally 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as restricted securities which are illiquid and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the Fund's investment objectives, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders. If, however, the Fund were to change its investment policy as to investing 80% of its assets in bonds as described above, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.

               ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

FOREIGN SECURITIES


Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.



There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.



Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.



There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.



In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.



Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.



Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.



Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. For example, Argentina has been struggling to reform its economy and restructure its government debt obligations. This restructuring along with a weak economy have negative implications for Argentina's stock market. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.



Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.



The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.



Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.



With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.



Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.


OBLIGATIONS OF SUPRANATIONAL ENTITIES

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.




DEBT OBLIGATIONS



All of the Funds may invest to some extent in debt obligations. Debt obligations include bonds, debentures and notes and commercial paper and loans, other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.



While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See 'High Yield Securities' below.


In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.



See the following below for a description of various types of debt obligations in which certain of the Funds may invest: Adjustable Rate Mortgage Securities, Asset-Backed Securities, Brady Bonds, Bank Obligations, Collateralized Mortgage Obligations and Multi-Class Pass Through Securities, Floating and Variable Rate Instruments, High Yield Securities, Inverse Floating Rate Obligations, Loan Participations and Assignments, Mortgage Backed Securities, Municipal Lease Obligations, Municipal Obligations, Participation Interests and Certificates, Privately Issued Mortgage Securities, Stripped Mortgage Securities, Structured Instruments, U.S. Government Obligations, Zero Coupon Bonds, PIK Bonds and Deferred Payment Securities.


MUNICIPAL OBLIGATIONS

Municipal Obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Native American tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).

Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.


The two principal classifications of Municipal Obligation bonds are 'general obligation' and 'revenue' bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) Municipal Obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Obligations held by a Fund.


Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

    1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

    2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

    3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

    4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.


The secondary market for Municipal Obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of these Funds to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of Municipal Obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of Municipal Obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities. For more information regarding Municipal Obligations, see below.


In determining the tax status of interest on Municipal Obligations, the Investment Manager relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer.

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



HIGH YIELD SECURITIES


The High Yield Bond Fund and the Strategic Bond Fund may invest up to all of the Funds' total assets in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, Capital Fund and Balanced Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type. The Large Cap Core Equity Fund may invest up to 20% of its total assets in U.S and non-U.S. high yield securities.


Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix C. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

A. HIGH YIELD CORPORATE SECURITIES

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

B. HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See 'Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

C. DISTRESSED DEBT SECURITIES

As part of investing in high yield securities, the Asia Growth Fund, Balanced Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, Large Cap Core Equity Fund and Strategic Bond Fund may invest in distressed debt securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the Investment Manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally invest more than 5% of their assets in securities that are already in default or subject to bankruptcy proceedings, although the Capital Fund may invest up to 10% of its assets in such securities.

BRADY BONDS

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas E. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as 'Brady Bonds.' Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Investment Manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the Investment Manager's expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ('LIBOR') rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Additional Information Concerning Taxes.'

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Maes')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Macs')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Foreign Securities' above. None of the Funds will purchase bank obligations which the Investment Manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

FLOATING AND VARIABLE RATE INSTRUMENTS

Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as the fixed-income securities which the Fund is otherwise permitted to purchase. The Investment Manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian.

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ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

MORTGAGE-BACKED SECURITIES


The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a Fund may invest in those new types of mortgage-backed securities that the Investment Manager believes may assist it in achieving the Fund's investment objective(s).


Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of

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

falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.


Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.



The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae ('Ginnie Mae Certificates'), the Federal National Mortgage Association ('Fannie Mae Certificates') and Freddie Mac ('Freddie Mac Certificates').


Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market

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

value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

PRIVATELY-ISSUED MORTGAGE SECURITIES


Mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.


The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES


Collateralized mortgage obligations ('CMOs') are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'Mortgage Assets'). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.


In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.


Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds ('PAC Bonds') are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.


STRIPPED MORTGAGE SECURITIES


Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.


Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest-only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs, Levered IOs and IOettes which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See 'Additional Information Concerning Taxes.'

MORTGAGE ROLLS


In mortgage 'dollar rolls' a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


ADJUSTABLE RATE MORTGAGE SECURITIES

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

INVERSE FLOATING RATE OBLIGATIONS


Certain Funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.


Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

SMALL CAP COMPANIES


Investments in companies with market capitalizations below the top 1,000 stocks of the equity market ('Small Cap Companies') may involve greater risks and volatility than investments in larger companies. Small Cap Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, Small Cap Companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of Small Cap Companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.


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

REAL ESTATE INVESTMENT TRUSTS


REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Capital Fund may only invest in equity REITs that are registered under the 1933 Act and are readily marketable. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the 'Code'), and failing to maintain exemption from the 1940 Act.



PREFERRED STOCK



Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. Although preferred stock may be considered a form of fixed income securities, a preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company's debt obligations. Dividends paid to preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company.



CONVERTIBLE SECURITIES



Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called 'hybrid' securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities - that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.


WARRANTS


Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.


OTHER INVESTMENT COMPANIES

As indicated under 'Investment Restrictions and Limitations' below, a Fund may from time to time invest in securities of other investment companies, subject to the limits of the applicable statutory and regulatory limitations.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the Investment Manager determines that the potential benefits of such investment justify the payment of any applicable premiums.


REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a Fund, as the buyer, at a mutually agreed upon time and price.


Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Investment Manager are deemed creditworthy. The Investment Manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.


SHORT SALES


Each of All Cap Value, California Tax Free Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Small Cap Growth Fund may from time to time sell securities short 'against the box.' If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the
Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result a Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.


LOANS OF PORTFOLIO SECURITIES


Each of the Funds, except the Cash Management Fund and New York Municipal Money Market Fund, may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If a Fund receives securities as collateral, the Fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.


RULE 144A SECURITIES

Certain Funds may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.


Rule 144A securities may be considered liquid securities if so determined by a Fund's Board of Directors or Board of Trustees. The Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each Fund's Board periodically reviews Fund purchases and sales of Rule 144A securities. For each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. Rule 144A securities are deemed illiquid, unless it is determined, based on trading markets for a specific Rule 144A securities, that it is liquid.



To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The Investment Manager, under the supervision of the Fund's Board, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.


PARTICIPATION INTERESTS AND CERTIFICATES


California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may purchase from banks, insurance companies or other financial institutions on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. These Funds have the right to sell the participation interest back to the institution and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds' credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds.


The New York Municipal Money Market Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the Funds may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this SAI. Loan Participations typically will result in a Fund having a contractual relationship only with the Lender that sold the

Participation, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.


Each Fund's Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase.


In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Fund's Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and of the Lender; (ii) the current interest rate, the period until next rate reset and the maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

MUNICIPAL LEASE OBLIGATIONS


California Tax Free Bond Fund, Cash Management Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'nonappropriation' clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'nonappropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

Certain Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities. A Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. The Investment Manager, under the supervision of a Fund's Board, is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities. The Board periodically reviews purchases and sales of such securities.

BORROWING

Each of the Funds may borrow in certain limited circumstances. See 'Investment Restrictions and Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Investment Manager's strategy and the ability of the Fund to comply with certain provisions of the Code in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

NON-DIVERSIFICATION


Each of the Asia Growth Fund, California Tax Free Bond Fund, Capital Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund is classified as a 'non-diversified' fund under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of the Funds, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company. To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.


DERIVATIVES


Certain of the Funds, including the Small Cap Growth Fund, may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain.



A Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter ('OTC') put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, equity swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that the Investment Manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.


None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See 'Risk Factors' below. The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Additional Information Concerning Taxes.'

Currency Transactions. A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with counterparties that the Investment Manager deems to be creditworthy.

A Fund may enter into currency forward contracts when the Investment Manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'


Futures Contracts. A Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). None of the Funds is a commodity pool, and each Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A Fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'


Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either:

(i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Investment Manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

OPTIONS. In order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on securities, indices, currencies and other financial instruments. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at

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

the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.


Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the

Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the Investment Manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(A) OPTIONS ON STOCKS AND STOCK INDICES. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, a Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the Investment Manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

(B) OPTIONS ON CURRENCIES. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Currency Transactions.'

(C) OPTIONS ON FUTURES CONTRACTS. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Investment Manager deems to be creditworthy. The Investment Manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Investment Manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Investment Manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace,
(3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.


There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.


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

INDEXED SECURITIES. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

COMBINED TRANSACTIONS. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Investment Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's objective.

RISK FACTORS. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.


RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States,
(3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

STRUCTURED INSTRUMENTS

Certain Funds may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell ('put') the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a

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

'Liquidity Provider'). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund or Portfolio may invest include: (1) 'Tender Option Bonds', which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) 'Swap Products', in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and
(3) 'Partnerships', which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Investment Manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions.'

With respect to each of the Cash Management Fund and New York Municipal Money Market Fund, the Investment Manager seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Cash Management Fund and the New York Municipal Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Investment Manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Investment Manager will consider such an event in determining whether the Cash Management Fund and the New York Municipal Money Market Fund should continue to hold the security. The policy of each of the Cash Management Fund and the New York Municipal Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Cash Management Fund and the New York Municipal Money Market Fund in the form of dealer spreads.

                    INVESTMENT RESTRICTIONS AND LIMITATIONS


Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below which are indicated as fundamental policies and (ii) the investment objective(s) of each of the Series Funds other than the All Cap Value Fund, Asia Growth Fund, Balanced Fund, Large Cap Core Equity Fund, U.S. Government Fund and Strategic Bond Fund, described in the Prospectus, the other policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by vote of the Board without applicable shareholder approval.


If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

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

INVESTMENT RESTRICTIONS


None of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, High Yield Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund may:


   (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

   (2) purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

   (3) purchase or sell commodities or commodity contracts except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

   (4) make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies,
   (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies,
   (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and
   (d) delays in the settlement of securities transactions will not be considered loans;

   (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

   (6) issue senior securities except as may be permitted by the 1940 Act.


In addition to the fundamental investment policies above, none of the Balanced Fund, High Yield Bond Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund may, as a fundamental policy:


   (7) purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

   (8) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10%
   (33 1/3% in the case of the International Equity Fund and Large Cap Growth Fund measured at all times not simply at the time of borrowing) of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding); or

   (9) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed

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

   by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

For purposes of investment limitations (7) and (9) above, both the borrower of a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'




Investment restrictions numbered (1) through (9) above are all fundamental policies.



In addition, none of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, High Yield Bond Fund, Large Cap Core Equity Fund, Strategic Bond Fund, and U.S. Government Fund may, as a non-fundamental policy:


   (1) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

   (2) except with respect to the All Cap Value Fund and the Large Cap Core Equity Fund, sell securities short (except for short positions in a futures contract or forward contract);

   (3) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

   (4) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

   (5) except with respect to the All Cap Value Fund, the Asia Growth Fund and the Large Cap Core Equity Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

   (6) except with respect to the All Cap Value Fund, the Asia Growth Fund and the Large Cap Core Equity Fund, purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;

   (7) except with respect to the All Cap Value Fund and the Large Cap Core Equity Fund, invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

   (8) except with respect to the All Cap Value Fund and the Large Cap Core Equity Fund, purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

   (9) except with respect to the All Cap Value Fund and the Large Cap Core Equity Fund, invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

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

   (10) invest for the purpose of exercising control over the management of any company.

The Capital Fund may not:

   (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund's investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

   (2) borrow money or pledge or mortgage its assets, except as described under 'Additional Information on the Fund Investments and Investment Policies' and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

   (3) underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ('restricted securities'); in such registrations the Fund may technically be deemed an 'underwriter' for purposes of the 1933 Act. No more than 10% of the value of Fund's total assets may be invested in illiquid securities;

   (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities' in this SAI, or
   (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

   (5) invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

   (6) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the 1933 Act or pursuant to an available exemption thereunder.);

   (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales 'against the box', i.e., when a security identical to one owned by the Fund, or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short);

   (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable and
   (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

   (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the

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

   customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment funds and will be further reduced by the Fund's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

   (10) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

   (11) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, Directors or employees of its Investment Manager or distributor, or any of their officers or Directors, as principals;

   (12) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time;

   (13) invest in interest in oil, gas or other mineral exploration or development programs.

   (14) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (14) above are fundamental investment policies of the Capital Fund.

The Cash Management Fund may not:

   (1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

   (2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

   (3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

   (4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations;

   (5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above;

   (6) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described in the Prospectus);

   (7) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

   (8) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or
   (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

   (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

   (10) sell securities short;

   (11) purchase or sell commodities or commodity contracts, including futures contracts;

   (12) invest for the purposes of exercising control over management of any company;

   (13) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

   (14) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

   (15) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

   (16) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

   (17) purchase warrants; or

   (18) issue senior securities except as may be permitted by the 1940 Act.

The investment restrictions numbered (1) through (18) above are fundamental investment policies of the Cash Management Fund. For the purpose of applying the above percentage restrictions and the percentage investment limitations set forth above to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

The Investors Value Fund may not:

   (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

   (2) borrow money, except (a) in order to meet redemption requests or (b) as a temporary measure for extraordinary or emergency purposes and, in the case of both (a) and (b), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

   (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

   (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested;

   (5) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called 'short' sales of securities or participate in any joint or joint and several trading accounts;

   (6) act as underwriter of securities of other issuers;

   (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

   (8) buy securities from, or sell securities to, any of its officers, Directors, employees, investment manager or distributor, as principals;

   (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

   (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

   (11) issue senior securities except as may be permitted by the 1940 Act;

   (12) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

   (13) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

   (14) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number (10) above.

Investment restrictions (1) through (11) described above are fundamental investment policies of the Investors Value Fund. Restrictions (12) through (14) are non-fundamental investment policies of the Investors Value Fund.

The New York Municipal Money Market Fund may not:

   (1) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

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

   (2) purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;

   (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

   (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

   (5) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

   (6) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

   (7) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or
   (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

   (8) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

   (9) sell securities short;

   (10) purchase or sell commodities or commodity contracts, including futures contracts:

   (11) invest for the purpose of exercising control over management of any company;

   (12) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

   (13) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

   (14) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

   (15) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

   (16) purchase warrants; or

   (17) issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (17) above are fundamental investment policies of the New York Municipal Money Market Fund. For purposes of the investment limitations listed above, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.


None of the California Tax Free Bond Fund, National Tax Free Bond Fund or New York Tax Free Bond Fund may:


   (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities);

   (2) underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

   (3) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan);

   (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

   (5) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction; or

   (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.


Investment restrictions numbered (1) through (6) above are fundamental investment policies of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. For purposes of the investment restrictions for the California Tax Free Bond Fund, National Tax Free bond Fund and New York Tax Free Bond Fund described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. The California Tax Free Bond Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of restriction
(5) above. For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing. For purposes of investment restriction (4) above, each Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.



As an operating policy, the National Tax Free Bond Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Tax Free Bond Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund's policy with respect to illiquid securities is not fundamental and may be changed without shareholder approval.


The Mid Cap Fund may not:

   (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

   (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

   (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities);

   (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

   (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

   (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The investment restrictions numbered (1) through (6) above are fundamental investment restrictions of the Mid Cap Fund. As a non-fundamental policy, the Mid Cap Fund will not invest more than 15% of its net assets in illiquid or restricted securities.

                                   * * * * *

Each of the Series Funds, the Capital Fund and the Investors Value Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.


Each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may seek to achieve its investment objective(s) in the future by investing in one or more investment companies to the extent not prohibited by the 1940 Act. Fund shareholders would be given thirty (30) days prior written notice of such change in structure.

                                   MANAGEMENT


The business and affairs of each Fund are managed under the direction of a Board of Directors (a Board of Trustees in the case of the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund). The applicable Board of each Fund approves all significant agreements between their respective Funds and the persons or companies that furnish services to the Funds, including agreements with its distributor, Investment Manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the Investment Manager and administrator. References in this SAI to a Fund's Board means the Fund's Board of Directors or Board of Trustees, as applicable. Reference in this SAI to Director or Directors includes both the directors of the Board of Directors of the Series Fund, Capital Fund and Investors Value Fund and the Trustees of Salomon Funds Trust.



DIRECTORS AND EXECUTIVE OFFICERS



The Directors and executive officers of each Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies in the Fund complex that each Director oversees, and the other board memberships held by each Director is set forth below. As of September 2002, Heath B. McLendon resigned from the Boards of Directors and Trustees of each of the Companies and the Trust in order to become the Chairman of the Equity Research Committee of Salomon Smith Barney Inc. The address of each Director and officer, unless otherwise indicated, is 399 Park Avenue, New York, New York 10022.


                                  SERIES FUNDS


                                                                                  NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                           OFFICE(1)                               IN FUND
                                              AND                                 COMPLEX(2)
                            POSITION(S)     LENGTH                                 OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)        BY       OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS       DIRECTOR     HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------       --------     ----------------
DISINTERESTED
DIRECTORS
Carol L. Colman            Director          Since    President, Colman               33              None
Colman Consulting                            1996     Consulting
Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Daniel P. Cronin ........  Director          Since    Associate General               30              None
Pfizer, Inc.                                 1996     Counsel, Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age 57
Leslie H. Gelb ..........  Director          Since    President, The Council on       32       Director of 2

The Council on Foreign                       2002     Foreign Relations;                       registered
Relations                                             formerly, Columnist,                     investment
58 East 68th Street                                   Deputy Editorial Page                    companies advised
New York, NY 10021                                    Editor, Op-Ed Page, The                  by Advantage
Age 65                                                New York Times                           Advisers, Inc.
                                                                                               ('Advantage')
Riordan Roett ...........  Director          Since    Professor and Director,         32       The Latin America
The Johns Hopkins                            2002     Latin America Studies                    Equity Fund, Inc.
University                                            Program, Paul H. Nitse
1740 Massachusetts                                    School of Advanced
Ave., NW                                              International Studies,
Washington, DC 20036                                  The Johns Hopkins
Age 64                                                University

                                                                                  NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                           OFFICE(1)                               IN FUND
                                              AND                                 COMPLEX(2)
                            POSITION(S)     LENGTH                                 OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)        BY       OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS       DIRECTOR     HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------       --------     ----------------
Jeswald W. Salacuse .....  Director          Since    Henry J. Barker                 32       Director of 2
Tufts University -- The                      2002     Professor of Commercial                  registered
Fletcher School of Law &                              Law and formerly Dean,                   investment
Diplomacy                                             The Fletcher School of                   companies advised
160 Packard Avenue                                    Law & Diplomacy, Tufts                   by Advantage
Medford, MA 02155                                     University, formerly,
Age 65                                                Fulbright Distinguished
                                                      Chair in Comparitive Law,
                                                      University of Trento,
                                                      Italy

INTERESTED
DIRECTOR
R. Jay Gerken* ..........  Director,         Since    Chairman, President and        227              None
Age 51                     Chairman and      2002     Chief Executive Officer,
                           President                  Smith Barney Fund
                                                      Management LLC ('SBFM');
                                                      Managing Director,
                                                      Citigroup Capital Markets
                                                      Inc. ('CCM');
                                                      Chairman,President and
                                                      Chief Executive Officer,
                                                      Travelers Investment
                                                      Adviser, Inc. ('TIA') and
                                                      CitiFund Management Inc.

EXECUTIVE OFFICERS
Lewis E. Daidone ........  Executive Vice    Since    Managing Director, SSB;        N/A               N/A
SSB                        President and     2002     Chief Financial Officer
125 Broad Street           Chief                      and Treasurer of Mutual
11th Floor                 Administrative             Funds affiliated with
New York, NY 10004         Officer                    Citigroup Inc. Director
Age 46                                                and Senior Vice
                                                      President, SBFM and TIA
                           Senior Vice     1998-2002
                           President and
                           Treasurer

Robert E. Amodeo ........  Executive Vice    Since    Managing Director,             N/A               N/A
Age 37                     President         1992     Salomon Brothers Asset
                                                      Management Inc. ('SBAM')
                                                      and SSB (since 2002),
                                                      Director, SBAM and SSB
                                                      (from 1999 to 2002); Vice
                                                      President, SBAM and SSB
                                                      (from 1992 to 1999)

Charles K. Bardes .......  Executive Vice    Since    Vice President (since          N/A               N/A
Age 43                     President         1998     1997), and formerly
                                                      employee, SBAM and SSB

Andrew Beagley ..........  Vice President    Since    Director, SBAM                 N/A               N/A
Age 41                     and Chief         2002
                           Anti-Money
                           Laundering
                           Compliance
                           Officer

James E. Craige .........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 36                     President         1995

Thomas A. Croak .........  Executive Vice    Since    Vice President, SBAM           N/A               N/A
Age 42                     President         1998

                                                                                  NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                           OFFICE(1)                               IN FUND
                                              AND                                 COMPLEX(2)
                            POSITION(S)     LENGTH                                 OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)        BY       OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS       DIRECTOR     HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------       --------     ----------------
John B. Cunningham ......  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 38                     President         1997

Thomas K. Flanagan ......  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 50                     President         1995     (since 1999); Director,
                                                      SBAM and SSB (from 1991
                                                      to 1999)

Roger Lavan .............  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 38                     President         1995
John G. Goode ...........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
SBAM                       President         2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 58

Peter J. Hable ..........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
SBAM                       President         2002
One Sansome Street
36th Floor
San Francisco, CA 94104
Age 44
Michael A. Kagan           Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 41                     President         2002

Nancy A. Noyes ..........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age [  ]                   President         2002

Maureen O'Callaghan .....  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 39                     President         1997     (since 2001); Director
                                                      and Vice President, SBAM
                                                      (prior to 2001)

Beth A. Semmel ..........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 42                     President         1995

Peter J. Wilby ..........  Executive Vice    Since    Managing Director, SBAM        N/A               N/A
Age 44                     President         1995

George J. Williamson ....  Executive Vice    Since    Director, SBAM                 N/A               N/A
Age 69                     President         1998

Christina T. Sydor ......  Secretary         Since    Managing Director, SSB;        N/A               N/A
SSB                                          1998     General Counsel and
300 First Stamford Place                              Secretary, SBFM and TIA
Stamford, CT 06902
Age 52

Frances M. Guggino ......  Controller        Since    Vice President, SSB            N/A               N/A
SSB                                          2002
125 Broad Street
11th Floor
New York, NY 10004
Age 44



* Mr. Gerken is an 'interested person' as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM.

(1) Each Director holds office for an indefinite term until the earlier of
    (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

                     CAPITAL FUND AND INVESTORS VALUE FUND


                                                                                 NUMBER OF
                                                                                 INVESTMENT
                                            TERM OF                              COMPANIES
                                           OFFICE(1)                              IN FUND
                                              AND                                COMPLEX(2)
                            POSITION(S)     LENGTH                                OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)       BY         OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS      DIRECTOR       HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------      --------       ----------------
DISINTERESTED
DIRECTORS:
Andrew L. Breech           Director          Since    President, Dealer              3                 None
2120 Wilshire Blvd.                          1991     Operating Control
Santa Monica, CA 90403                                Service, Inc. (automotive
Age 49                                                management) (since 1985)

Carol L. Colman .........  Director          Since    President, Colman              33                None
Colman Consulting Co.,                       1998     Consulting
Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

William R. Dill .........  Director          Since    Retired                        3                 None
25 Birch Lane                                1985
Cumberland Foreside, ME
04110
Age 71

Clifford M. Kirtland, Jr.  Director          Since    Retired                        3                 None
9 N. Parkway Square                          1987
4200 Northside Parkway
Atlanta, GA 30327
Age 78

Louis P. Mattis .........  Director          Since    Chairman, Epigenx              3               Epigenix
446 Oak Ridge Road                           1986     (pharmaceuticals) (since
Snowmass Village, CO                                  1999); Principal, Mattis
81615                                                 & Co. LLP (consulting)
Age 60                                                (since 1995)

Thomas F. Schlafly ......  Director         Capital   Of Counsel, Blackwell          3                 None
720 Olive Street                             Fund:    Sanders Peper Martin LLP
St. Louis, MO 63101                          Since    (law firm) (since 1984);
Age 53                                       1986     President, The Saint
                                           Investors  Louis Brewery, Inc.
                                             Value    (brewery) (since 1991)
                                             Fund:
                                             Since
                                             1983

                                                                                 NUMBER OF
                                                                                 INVESTMENT
                                            TERM OF                              COMPANIES
                                           OFFICE(1)                              IN FUND
                                              AND                                COMPLEX(2)
                            POSITION(S)     LENGTH                                OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)       BY         OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS      DIRECTOR       HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------      --------       ----------------
INTERESTED
DIRECTOR:
R. Jay Gerken ...........  Director,         Since    Chairman, President and       227                None
Age 51                     Chairman and      2002     Chief Executive Officer,
                           President                  SBFM; Managing Director,
                                                      SSB; Chairman, President,
                                                      and Chief Executive
                                                      Officer,TIA and CitiFund
                                                      Management Inc.

OFFICERS
Lewis E. Daidone ........  Executive Vice    Since    Managing Director, SSB;       N/A                 N/A
SSB                        President and     2002     Chief Financial Officer,
125 Broad Street           Chief                      and Treasurer of mutual
11th Floor                 Administrative             funds associated with
New York, NY 10004         Officer                    Citigroup, Inc.; Director
Age 46                                                and Senior Vice
                                                      President, SBFM and TIA
                           Senior Vice     1998-2002
                           President and
                           Treasurer

John B. Cunningham ......  Executive Vice    Since    Managing Director, SBAM       N/A                 N/A
Age 38                     President of      1997
                           Investors
                           Value Fund
                           only

Robert M. Donahue, Jr.     Executive Vice    Since    Managing Director, SBAM       N/A                 N/A
Age 34                     President of      1998     (since 2001), Director
                           Capital Fund               and equity analyst, SBAM
                           only                       (prior to 2001);
                                                      Executive Vice President,
                                                      Series Funds (Dates).

Mark McAllister .........  Executive Vice    Since    Managing Director, SBAM;      N/A                 N/A
SBAM                       President of      2000     former Executive Vice
388 Greenwich Street       Investors                  President, P JLW Capital
New York, NY 10013         Value Fund                 Mgt. Inc (from March 1998
Age 40                     only                       to May 1999); prior to
                                                      March 1998, Vice
                                                      President, Cohen & Steers
                                                      Capital Mgt., Inc.

Ross S. Margolies .......  Executive Vice    Since    Managing Director of          N/A                 N/A
Age 43                     President of      1998     SBAM; Executive Vice
                           Capital Fund               President, Series Funds,
                           only                       (Dates).

                                                                                 NUMBER OF
                                                                                 INVESTMENT
                                            TERM OF                              COMPANIES
                                           OFFICE(1)                              IN FUND
                                              AND                                COMPLEX(2)
                            POSITION(S)     LENGTH                                OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)       BY         OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS      DIRECTOR       HELD BY DIRECTOR
 ----------------------         ----        ------       -------------------      --------       ----------------
Christina T. Sydor ......  Secretary         Since    Managing Director, SSB;       N/A                 N/A
SSB                                          1998     General Counsel and
300 First Stamford Place                              Secretary, SBFM and TIA;
Stamford, CT 06902                                    Secretary, Series Funds
Age 52

Frances M. Guggino ......  Assistant         Since    Director, SSB (since          N/A                 N/A
SSB                        Treasurer         1998     1986); Vice President,
125 Broad Street                                      SSB; Controller, Series
11th Floor                                            Funds
New York, NY 10004
Age 44



 * Mr. Gerken is an 'interested person' as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM.

(1) Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, and (2) a Director resigns or his or her term as a Director is terminated in accordance with the applicable Company's by-laws. The executive officers are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

       CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND
                      FUND AND NEW YORK TAX FREE BOND FUND



                                                                                 NUMBER OF
                                                                                 INVESTMENT
                                            TERM OF                              COMPANIES
                                           OFFICE(1)                              IN FUND
                                              AND                                COMPLEX(2)
                            POSITION(S)     LENGTH                                OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)       BY         OTHER TRUSTEESHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS      TRUSTEE         HELD BY TRUSTEE
 ----------------------         ----        ------       -------------------      -------         ---------------
DISINTERESTED
TRUSTEES
Elliott J. Berv            Trustee           Since    President and Chief            36      American Identity
Age 60                                       1986     Occupational Officer,                  Corp.; Lapoint
                                                      Landmark City (Real                    Industries; Alzheimer's
                                                      Estate Development)                    Association
                                                      (since 2002); Executive
                                                      Vice President and Chief
                                                      Occupational Officer,
                                                      DigiGym Systems (On-line
                                                      Personal Training
                                                      Systems) (since 2001);
                                                      Board Member, American
                                                      Identity Corp. (doing
                                                      business as Morpheus
                                                      Technologies) (biometric
                                                      information management)
                                                      (since 2001, consultant
                                                      since 1999); Director,
                                                      Lapoint Industries
                                                      (Industrial Filter
                                                      Company) (Since 2002);
                                                      President, Catalyst
                                                      (Management Consultants)
                                                      (since 1984); former
                                                      Chief Executive Officer,
                                                      Rocket City Enterprises
                                                      (Internet Service
                                                      Company) (from 2000 to
                                                      2001);

                                                                                 NUMBER OF
                                                                                 INVESTMENT
                                            TERM OF                              COMPANIES
                                           OFFICE(1)                              IN FUND
                                              AND                                COMPLEX(2)
                            POSITION(S)     LENGTH                                OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)       BY         OTHER TRUSTEESHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS      TRUSTEE         HELD BY TRUSTEE
 ----------------------         ----        ------       -------------------      -------         ---------------
Mark T. Finn ............  Trustee           Since    Adjunct Professor,             36      Delta Financial, Inc.
Age 59                                       1990     William & Mary College
                                                      (since 2002); Principal
                                                      Member, Balvan
                                                      Partners/Balfour Vantage
                                                      (Manager to Vantage Hedge
                                                      Fund L.P.) (since 2002);
                                                      Chairman and Owner,
                                                      Vantage Consulting Group,
                                                      Inc. (Investment Advisory
                                                      and Consulting Firm)
                                                      (since 1988); former Vice
                                                      Chairman and Chief
                                                      Operating Officer, Linder
                                                      Asset Management Company
                                                      (Mutual Fund Company)
                                                      (from March 1999 to
                                                      2001); former President
                                                      and Director, Delta
                                                      Financial, Inc.
                                                      (Investment Advisory
                                                      Firm) (from 1983 to
                                                      1999); former General
                                                      Partner and Shareholder,
                                                      Greenwich Ventures LLC
                                                      (Investment Partnership)
                                                      (from 1996 to 2001);
                                                      former President,
                                                      Secretary, and Owner,
                                                      Phoenix Trading Co.
                                                      (Commodity Trading
                                                      Advisory Firm) (from 1997
                                                      to 2000).

Diana Harrington ........  Trustee           Since    Professor, Babson College      36                None
Age 63                                       1992     (since 1992); former
                                                      Trustee, The Highland
                                                      Family of Funds
                                                      (Investment Company)
                                                      (from March 1997 to March
                                                      1998).

Susan B. Kerley .........  Trustee           Since    Consultant, Management         36      Eclipse Funds (formerly
Age 51                                       1992     Advisors, LLC/Global                   Mainstay Institutional
                                                      Research Associates, Inc.              Funds) (currently
                                                      (Investment Consulting)                supervises 17 investment
                                                      (since 1990); Director,                companies in NY Life fund
                                                      Eclipse Funds (since                   complex)
                                                      1990).

C. Oscar Morong, Jr. ....  Trustee           Since    Managing Director, Morong      36      Morgan Stanley Fund
Age 67                                       1990     Capital Management (since              (currently supervises 75
                                                      1993); Trustee, Morgan                 investment companies in
                                                      Stanley Institutional                  fund complex)
                                                      Fund (since 1993); former
                                                      Director, Indonesia Fund
                                                      (Closed End Fund) (from
                                                      1990 to 1999).

                                                                                 NUMBER OF
                                                                                 INVESTMENT
                                            TERM OF                              COMPANIES
                                           OFFICE(1)                              IN FUND
                                              AND                                COMPLEX(2)
                            POSITION(S)     LENGTH                                OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)       BY         OTHER TRUSTEESHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS      TRUSTEE         HELD BY TRUSTEE
 ----------------------         ----        ------       -------------------      -------         ---------------
Walter E. Robb III ......  Trustee           Since    President, Benchmark           36      John Boyle & Co., Inc.;
Age 76                                       1986     Consulting Group, Inc.                 Harbor Sweets Inc.; W. A.
                                                      (Service Company) (since               Wilde & Co.; Alpha
                                                      1991); Director, John                  Grainger Manufacturing
                                                      Boyle & Co., Inc.                      Inc.
                                                      (Textiles) (since 1999);
                                                      Director, Harbor Sweets,
                                                      Inc. (Candy) (since
                                                      1990); Sole Proprietor,
                                                      Robb Associates
                                                      (Corporate Financial
                                                      Advisors) (since 1978);
                                                      Director, W.A. Wilde Co.
                                                      (Direct Mail) (since
                                                      1982); Director, Alpha
                                                      Granger Manufacturing,
                                                      Inc. (Electronics) (since
                                                      1983); Co-Owner, Kedron
                                                      Design (gifts) (since
                                                      1978); former Trustee,
                                                      MFS Family of Funds (from
                                                      1985 to 2001); former
                                                      President and Treasurer,
                                                      Benchmark Advisors, Inc.
                                                      (Financial Consulting)
                                                      (from 1989 to 2000).

INTERESTED TRUSTEE:
R. Jay Gerken* ..........  Trustee and       Since    Chairman, President and       227
Age 51                     President         2002     Chief Executive Officer,
                                                      SBFM; Managing Director,
                                                      SSB; Chairman, President,
                                                      and Chief Executive
                                                      Officer, TIA and Citi
                                                      Fund Management Inc.

OFFICERS
Lewis E. Daidone ........  Chief             Since    Managing Director, SSB;       N/A                 N/A
Age 45                     Administrative    2000     Chief Financial Officer
                           Officer and                and Treasurer of mutual
                           Senior Vice                funds associated with
                           President                  Citigroup, Inc.; Director
                                                      and Senior Vice
                                                      President, SBFM and TIA

                                                                                 NUMBER OF
                                                                                 INVESTMENT
                                            TERM OF                              COMPANIES
                                           OFFICE(1)                              IN FUND
                                              AND                                COMPLEX(2)
                            POSITION(S)     LENGTH                                OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)       BY         OTHER TRUSTEESHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED       DURING PAST 5 YEARS      TRUSTEE         HELD BY TRUSTEE
 ----------------------         ----        ------       -------------------      -------         ---------------
Richard Peteka ..........  Chief             Since    Director and Head of
Age 40                     Financial         2002     Internal Control for
                           Officer and                Citigroup Asset
                           Treasurer                  Management U.S. Mutual
                                                      Fund Administration from
                                                      1989-2002; Vice
                                                      President, Head of Mutual
                                                      Fund Administration and
                                                      Treasurer at Oppenheimer
                                                      Capital from 1996-1999
Kaprel Ozsolak ..........  Controller        Since    Vice President, SSB           N/A                 N/A
Age 36                                       2002

Marianne Motley .........  Assistant         Since    Director, Mutual Funds        N/A                 N/A
Age 43                     Treasurer         2000     Administration for SSB
                                                      (since 1994)

Robert I. Frenkel .......  Secretary         Since    Managing Director and         N/A                 N/A
100 First Stamford Place                     2000     General Counsel, Global

Stamford, CT 06902                                    Mutual Funds for
Age 48                                                Citigroup Asset
                                                      Management (since 1994)

Thomas C. Mandia ........  Assistant         Since    Director and Deputy           N/A                 N/A
100 First Stamford Place   Secretary         2000     General Counsel,
Stamford, CT 06902                                    Citigroup Asset
Age 40                                                Management (since 1992)

Rosemary D. Emmens .       Assistant         Since    Vice President and            N/A                 N/A
100 First Stamford Place   Secretary         2000     Associate General
Stamford, CT 06902                                    Counsel, Citigroup Asset
Age 33                                                Management (since 1998);
                                                      Counsel, The Dreyfus
                                                      Corporation (from 1995 to
                                                      1998)

Harris C. Goldblat ......  Assistant         Since    Associate General             N/A                 N/A
100 First Stamford Place   Secretary         2000     Counsel, Citigroup Asset
Stamford, CT 06902                                    Management (since 2000);
Age 33                                                Associate, Stroock &
                                                      Stroock Lavan LLP Age 32
                                                      (from 1997 to 2000)

Andrew Beagley ..........  Chief             Since    Director, SBAM                N/A                 N/A
Age 40                     Anti-Money        2002
                           Laundering
                           Compliance
                           Officer

Joseph Volpe ............  Assistant         Since    Vice President of             N/A                 N/A
Age 40                     Controller        2002     Citigroup Asset
                                                      Management (since 1982)

Joseph Genco ............  Assistant         Since    Assistant Vice President      N/A                 N/A
Age 34                     Controller        2002     of Citigroup Asset
                                                      Management (since 1997)



 * Mr. Gerken is an 'interested person' as defined in the 1940 Act because he is a Managing Director of SSB, an affiliate of SBAM.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(1) Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified, and (2) a Trustee resigns or his or her term as a Director is terminated in accordance with the applicable Trust's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed or are otherwise disqualified to serve.

(2) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

The Board of each Fund has a standing Audit Committee comprised of all of the Directors who are not 'interested persons' of the Fund, within the meaning of the 1940 Act. Each Audit Committee met one time during the Funds' last fiscal year to review the internal and external auditing procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

The Board of Salomon Funds Trusts has a standing Governance Committee. All Directors who are not 'interested persons' of the Funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

The Board of each of the Series Fund, the Capital Fund and the Investors Value Fund has a standing Nominating Committee. All Directors who are not 'interested persons' of the Funds are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee will consider nominees recommended by each Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary.

The following tables show the dollar range of equity securities owned by the Directors in the Funds and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2001. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

                                  SERIES FUNDS

                                               [DOLLAR RANGE OF EQUITY SECURITIES*]
                                 -----------------------------------------------------------------
                                 ALL CAP        ASIA                      CASH
                                  VALUE        GROWTH       BALANCED   MANAGEMENT     HIGH YIELD
       NAME OF DIRECTOR           FUND          FUND          FUND        FUND        BOND FUND
       ----------------           ----          ----          ----        ----        ---------
DISINTERESTED DIRECTORS:
Carol L. Colman................   None     $  1 - $10,000     None        None      $  1 - $10,000
Daniel P. Cronin...............   None               None     None        None                None
Leslie H. Gelb.................   [  ]               [  ]     [  ]        [  ]                [  ]
Riordan Roett..................   [  ]               [  ]     [  ]        [  ]                [  ]
Jeswald W. Salacuse............   [  ]               [  ]     [  ]        [  ]                [  ]
INTERESTED DIRECTOR:
R. Jay Gerken..................   None               None     None        None                None

                                  [DOLLAR RANGE OF EQUITY SECURITIES*]
                                 ---------------------------------------
                                                  LARGE CAP    LARGE CAP
                                 INTERNATIONAL   CORE EQUITY    GROWTH
       NAME OF DIRECTOR           EQUITY FUND       FUND         FUND
       ----------------           -----------       ----         ----
DISINTERESTED DIRECTORS:
Carol L. Colman................      None           None         None
Daniel P. Cronin...............      None           None         None
Leslie H. Gelb.................      [  ]           [  ]         [  ]
Riordan Roett..................      [  ]           [  ]         [  ]
Jeswald W. Salacuse............      [  ]           [  ]         [  ]
INTERESTED DIRECTOR:
R. Jay Gerken..................      None           None         None


---------


* To be updated.

                                                                                                            AGGREGATE DOLLAR
                                                                                                            RANGE OF EQUITY
                                                                                                           SECURITIES IN ALL
                                                                                                         REGISTERED INVESTMENT
                                                                                                           COMPANIES OVERSEEN
                                      NEW YORK                             STRATEGIC                     BY THE DIRECTOR IN THE
                                   MUNICIPAL MONEY        SMALL CAP          BOND      U.S. GOVERNMENT    FAMILY OF INVESTMENT
        NAME OF DIRECTOR             MARKET FUND         GROWTH FUND         FUND        INCOME FUND           COMPANIES
        ----------------             -----------         -----------         ----        -----------           ---------
DISINTERESTED DIRECTORS:
Carol L. Colman..................       None         $  10,001 - $50,000     None           None              $10,001 - $50,000
Daniel P. Cronin.................       None                        None     None           None              $10,001 - $50,000
Leslie H. Gelb...................       [  ]                        [  ]     [  ]           [  ]                           [  ]
Riordan Roett....................       [  ]                        [  ]     [  ]           [  ]                           [  ]
Jeswald W. Salacuse..............       [  ]                        [  ]     [  ]           [  ]                           [  ]

INTERESTED DIRECTOR:
R. Jay Gerken....................       None         $       1 - $10,000     None           None                  over $100,000


                     CAPITAL FUND AND INVESTORS VALUE FUND


                                                                                       AGGREGATE DOLLAR
                                                                                       RANGE OF EQUITY
                                                                                      SECURITIES IN ALL
                                                                                    REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN
                                            DOLLAR RANGE OF EQUITY SECURITIES       BY THE DIRECTOR IN THE
                                        ------------------------------------------   FAMILY OF INVESTMENT
           NAME OF DIRECTOR                 CAPITAL FUND      INVESTORS VALUE FUND        COMPANIES
           ----------------                 ------------      --------------------        ---------
DISINTERESTED DIRECTORS:
Andrew L. Breech......................          None             over $100,000          over $100,000
Carol L. Colman.......................   $10,001 - $50,000        $1 - $10,000        $10,001 - $ 50,000
William R. Dill.......................   $10,001 - $50,000     $50,001 - $100,000       over $100,000
Clifford M. Kirtland, Jr..............   $50,001 - $100,000    $50,001 - $100,000       over $100,000
Louis P. Mattis.......................   $10,001 - $50,000     $10,001 - $50,000      $10,001 - $50,000
Thomas F. Schlafly....................     over $100,000         over $100,000          over $100,000

INTERESTED DIRECTOR:
R. Jay Gerken.........................      $1 - $10,000              None              over $100,000



CALIFORNIA TAX FREE BOND FUND, MID CAP FUND, NATIONAL TAX FREE BOND FUND AND NEW
                            YORK TAX FREE BOND FUND



                                                                                                           AGGREGATE DOLLAR
                                                                                                           RANGE OF EQUITY
                                                           DOLLAR RANGE OF EQUITY SECURITIES              SECURITIES IN ALL
                                                 -----------------------------------------------------  REGISTERED INVESTMENT
                                                 CALIFORNIA                                   NEW YORK    COMPANIES OVERSEEN
                                                  TAX FREE                                    TAX FREE  BY THE DIRECTOR IN THE
                                                   INCOME    MID CAP    NATIONAL TAX FREE      INCOME    FAMILY OF INVESTMENT
              NAME OF TRUSTEE                       FUND      FUND         INCOME FUND          FUND          COMPANIES
              ---------------                       ----      ----         -----------          ----          ---------
DISINTERESTED TRUSTEES:
Elliott J. Berv................................     None      None             None             None             None
Mark T. Finn...................................     None      None             None             None        [$1 - $10,000]
Diana Harrington...............................     None      None             None             None     [$10,001 - $50,000]
Susan B. Kerley................................     None      None             None             None        [$1 - $10,000]
C. Oscar Morong, Jr............................     None      None             None             None        [$1 - $10,000]
Walter E. Robb, III............................     None      None     [$50,001 - $100,000]     None     [$50,001 - $100,000]

INTERESTED TRUSTEE:
R. Jay Gerken*.................................     None      None             None             None       over $100,000



None of the disinterested Directors nor their family members had any interest in the Investment Manager, Salomon Smith Barney, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Salomon Smith Barney as of December 31, 2002.

Information regarding compensation paid to the Directors of each Fund for the fiscal year ended December 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as a Director because of his affiliation with the Investment Manager.


The members of each Board who are not 'interested persons,' as defined in the 1940 Act, receive a fee for each meeting of the Fund's Board of and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are 'interested persons,' as defined in the 1940 Act, do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.


With respect to California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund, each Fund in the Salomon Brothers/Citigroup fund complex pays a pro rata share of Trustee fees based upon asset size. The Funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each board of trustees meeting attended, $2,500 for each special board meeting attended, and $100 for each telephonic board meeting in which that Trustee participates. In addition, the Funds will reimburse trustees for travel and out-of-pocket expenses incurred in connection with board of trustees meetings.



Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.


                                  SERIES FUNDS


                             AGGREGATE                                                   AGGREGATE
                         COMPENSATION FROM       AGGREGATE           AGGREGATE       COMPENSATION FROM
                           ALL CAP VALUE     COMPENSATION FROM   COMPENSATION FROM    CASH MANAGEMENT
   NAME OF DIRECTOR           FUND(1)        ASIA GROWTH FUND      BALANCED FUND           FUND
   ----------------           -------        ----------------      -------------           ----
DISINTERESTED
  DIRECTORS:
Carol L. Colman........       $                   $                   $                   $
Daniel P. Cronin.......
Leslie H. Gelb.........
Riordan Roett..........
Jeswald W. Salacuse....
Charles Barber(1)......          N/A



                             AGGREGATE            AGGREGATE             AGGREGATE           AGGREGATE
                         COMPENSATION FROM    COMPENSATION FROM     COMPENSATION FROM   COMPENSATION FROM
                          HIGH YIELD BOND    INTERNATIONAL EQUITY    LARGE CAP CORE     LARGE CAP GROWTH
   NAME OF DIRECTOR            FUND                  FUND            EQUITY FUND(1)           FUND
   ----------------            ----                  ----            --------------           ----
DISINTERESTED
  DIRECTORS:
Carol L. Colman........       $                    $                     $                   $
Daniel P. Cronin.......
Leslie H. Gelb.........
Riordan Roett..........
Jeswald W. Salacuse....
Charles Barber(2)......                                                      N/A

                             AGGREGATE
                         COMPENSATION FROM       AGGREGATE           AGGREGATE           AGGREGATE
                             NEW YORK        COMPENSATION FROM   COMPENSATION FROM   COMPENSATION FROM
                          MUNICIPAL MONEY    SMALL CAP GROWTH     STRATEGIC BOND      U.S. GOVERNMENT
   NAME OF DIRECTOR         MARKET FUND            FUND                FUND             INCOME FUND
   ----------------         -----------            ----                ----             -----------
DISINTERESTED
  DIRECTORS:
Carol L. Colman........       $                   $                   $                   $
Daniel P. Cronin.......
Leslie H. Gelb.........
Riordan Roett..........
Jeswald W. Salacuse....
Charles Barber(2)......



                                           PENSION OR RETIREMENT
                                            BENEFITS ACCRUED AS    TOTAL COMPENSATION FROM   NUMBER OF
                                               PART OF FUNDS       FUNDS AND FUND COMPLEX    FUNDS IN
            NAME OF DIRECTOR                     EXPENSES             PAID TO DIRECTORS       COMPLEX
            ----------------                     --------             -----------------       -------
DISINTERESTED DIRECTORS:
Carol L. Colman..........................           $0                   $                        7
Daniel P. Cronin.........................            0                                            7
Leslie H. Gelb...........................
Riordan Roett............................
Jeswald W. Salacuse......................
Charles Barber(2)........................            0                                           --


(1) As All Cap Value Fund and Large Cap Core Equity Fund have not completed a full year of operations, information for the director compensation is based on estimates for the fiscal year ending December 31, 2002. These estimated do not reflect any additional compensation that may be received by the Directors for attendance at special meetings of the Board of Directors.

(2) Charles Barber elected to become a Director Emeritus of the Series Funds as of December 31, 2001. A Director Emeritus is not a Director of the Fund.

                                  CAPITAL FUND


                                                        PENSION OR        TOTAL COMPENSATION
                                    AGGREGATE       RETIREMENT BENEFITS     FROM FUNDS AND     NUMBER OF
                                COMPENSATION FROM   ACCRUED AS PART OF    FUND COMPLEX PAID    FUNDS IN
       NAME OF DIRECTOR           CAPITAL FUND        FUNDS EXPENSES         TO DIRECTORS       COMPLEX
       ----------------           ------------        --------------         ------------       -------
DISINTERESTED DIRECTORS:
Charles Barber(1).............       $                      $0                 $                   14(1)
Andrew L. Breech..............                               0                                      4
Carol L. Colman...............                               0                                      7
William R. Dill...............                               0                                      4
Clifford M. Kirtland, Jr. ....                               0                                      4
Louis P. Mattis...............                               0                                      3
Thomas F. Schlafly............                               0                                      3


(1) Charles Barber elected to become a Director Emeritus of the Capital Fund as of December 31, 2001. Prior to that date Mr. Barber was a Director of 14 funds in the Fund complex. A Director Emeritus is not a Director of the Fund.

                              INVESTORS VALUE FUND


                                    AGGREGATE           PENSION OR        TOTAL COMPENSATION
                                COMPENSATION FROM   RETIREMENT BENEFITS     FROM FUNDS AND     NUMBER OF
                                 INVESTORS VALUE    ACCRUED AS PART OF    FUND COMPLEX PAID    FUNDS IN
       NAME OF DIRECTOR               FUND            FUNDS EXPENSES         TO DIRECTORS       COMPLEX
       ----------------               ----            --------------         ------------       -------
DISINTERESTED DIRECTORS:
Charles Barber(1).............       $                      $0                 $                   14
Andrew L. Breech..............                               0                                      4
Carol L. Colman...............                               0                                      7
William R. Dill...............                               0                                      4
Clifford M. Kirtland, Jr. ....                               0                                      4
Louis P. Mattis...............                               0                                      3
Thomas F. Schlafly............                               0                                      3



(1) Charles Barber elected to become a Director Emeritus of the Capital Fund as of December 31, 2001. A Director Emeritus is not a Director of the Fund.





                  CALIFORNIA TAX FREE BOND FUND, MID CAP FUND,
          NATIONAL TAX FREE BOND FUND AND NEW YORK TAX FREE BOND FUND



                               AGGREGATE             AGGREGATE            AGGREGATE           AGGREGATE
                           COMPENSATION FROM       COMPENSATION       COMPENSATION FROM   COMPENSATION FROM
                          CALIFORNIA TAX FREE      FROM MID CAP       NATIONAL TAX FREE   NEW YORK TAX FREE
    NAME OF TRUSTEE            BOND FUND               FUND               BOND FUND           BOND FUND
    ---------------            ---------               ----               ---------           ---------
DISINTERESTED TRUSTEES:
Elliott J. Berv.........          $                    $                   $                   $
Mark T. Finn............
Riley C. Gilley.........
Diana Harrington........
Susan B. Kerley.........
C. Oscar Morong, Jr. ...
Walter E. Robb, III.....
E. Kirby Warren.........



                                           PENSION OR RETIREMENT
                                            BENEFITS ACCRUED AS    TOTAL COMPENSATION FROM   NUMBER OF
                                               PART OF FUNDS       FUNDS AND FUND COMPLEX    FUNDS IN
             NAME OF TRUSTEE                     EXPENSES             PAID TO DIRECTORS       COMPLEX
             ---------------                     --------             -----------------       -------
DISINTERESTED TRUSTEES:
Elliott J. Berv..........................           $                      $                     35
Mark T. Finn.............................                                                        35
Riley C. Gilley(1).......................                                                        35
Diana Harrington.........................                                                        35
Susan B. Kerley..........................                                                        35
C. Oscar Morong, Jr. ....................                                                        35
Walter E. Robb, III......................                                                        35
E. Kirby Warren(1).......................                                                        35



(1) Messers. Kirby Warren and Riley C. Gilley, former Trustees of Salomon Funds Trust, retired as of June 30, 2002. All amounts provided in the chart for Messers. Warren and Gilley are for the period from January 1, 2002 to June 30, 2002. Mr. Heath McLendon resigned as Trustee of Salomon Funds Trust on September 13, 2002. Mr. McLendon did not receive any compensation from Salomon Funds Trust for the fiscal year ended December 31, 2002, as he was affiliated with the Manager.



    As of April 1, 2003 Directors and officers of the Funds, individually and as a group, beneficially own less than 1% of the outstanding shares of their respective Funds.

                                          PENSION OR RETIREMENT   TOTAL COMPENSATION
                                           BENEFITS ACCRUED AS    FROM FUNDS AND FUND
                                              PART OF FUNDS         COMPLEX PAID TO     NUMBER OF FUNDS IN
            NAME OF DIRECTOR                    EXPENSES               DIRECTORS             COMPLEX
            ----------------                    --------               ---------             -------
DISINTERESTED DIRECTORS:
Elliott J. Berv.........................           $                   $                        30
Mark T. Finn............................                                                        30
Riley C. Gilley.........................                                                        30
Diana Harrington........................                                                        30
Susan B. Kerley.........................                                                        30
C. Oscar Morong, Jr.....................                                                        30
Walter E. Robb, III.....................                                                        30
E. Kirby Warren.........................                                                        30



[As of April 1, 2003 Directors and officers of the Funds, individually and as a group, beneficially own less than 1% of the outstanding shares of their respective Funds.]



Salomon Funds Trust has adopted a Retirement Plan for all Trustees who are not 'interested persons' of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. As of December 31, 2002, the Salomon Funds Trust paid under the Plan.


                        PRINCIPAL HOLDERS OF SECURITIES


The following lists shareholders of record who held 5% or more of the outstanding securities of class of a Fund as of April 1, 2003. Shareholders who own greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons,' as defined in the 1940 Act of such class.



                                                                                                PERCENTAGE
             FUND                CLASS                       SHAREHOLDER                        OWNERSHIP
             ----                -----                       -----------                        ---------
All Cap Value Fund.............    A                                                                     %
                                   A                                                                     %
                                   A                                                                     %
                                   A                                                                     %
                                   B                                                                     %
                                   B                                                                     %
                                   B                                                                     %
                                   B                                                                     %
                                   2                                                                     %
                                   2                                                                     %
                                   2                                                                     %
                                   2                                                                     %
                                   2                                                                     %
                                   O                                                                     %
Asia Growth Fund...............    A                                                                     %
                                   2                                                                     %
                                   O                                                                     %
                                   O                                                                     %

                                                                                                PERCENTAGE
             FUND                CLASS                       SHAREHOLDER                        OWNERSHIP
             ----                -----                       -----------                        ---------
Balanced Fund..................    A                                                                     %
                                   A                                                                     %
                                   2                                                                     %
                                   O                                                                     %
                                   O                                                                     %
                                   O                                                                     %
                                   O                                                                     %
California Tax Free Bond                                                                                 %
 Fund..........................
Capital Fund...................    A                                                                     %
                                   A
                                   B
                                   2
                                   O                                                                     %
                                   Y                                                                     %
                                   Y                                                                     %
Cash Management Fund...........    A                                                                     %
                                   A
                                   A
High Yield Bond Fund...........                                                                         %
International Equity Fund......                                                                         %
Investors Value Fund...........                                                                         %
Large Cap Core Equity Fund.....                                                                         %
Large Cap Growth Fund..........                                                                         %
Mid Cap Fund...................                                                                         %
National Tax Free Bond Fund....                                                                         %
New York Municipal Money Market                                                                         %
 Fund..........................
New York Tax Free Bond Fund....                                                                         %
Small Cap Growth Fund..........                                                                         %
Strategic Bond Fund............                                                                         %
US Government Fund.............                                                                         %

                               INVESTMENT MANAGER


Each Fund retains SBAM to act as its investment manager. Prior to April 30, 2002 Citi Fund Management Inc. ('CFM') acted as the investment manager for each of the California National Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free Bond Fund. SBAM serves as the Investment Manager to numerous individuals, institutions and other investment companies. SBAM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc. ('Citigroup').



The management agreement (each 'Management Agreement') between SBAM and a Fund provides that SBAM will manage the operations of the Fund, subject to policies established by the Fund's Board. Pursuant to the applicable Management Agreement, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and Directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.



In connection with SBAM's service as Investment Manager to the Strategic Bond Fund, Citigroup Asset Management Limited ('CAM Limited'), whose business address is Citigroup Centre, Canada Square, London E14 5LB, United Kingdom, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SBAM pays CAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its Management Agreement with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate to CAM Limited and divided by the current value of the net assets of the Strategic Bond Fund. For the fiscal years ended December 31, 2000, 2001 and 2002, CAM Limited (or its predecessor firm, Salomon Brothers Asset Management Limited) received sub-advisory fees from SBAM equal to
$         , $         and $         , respectively. CAM Limited is an indirect,
wholly-owned subsidiary of Citigroup.



Pursuant to a sub-advisory agreement, SBAM has retained CFM as sub-adviser to the Large Cap Growth Fund. Subject to the supervision of SBAM, CFM has responsibility for the day-to-day management of the Fund's portfolio. CFM is compensated by SBAM at no additional cost to the Fund. Instead, CFM receives a
fee from SBAM equal to    %. For the fiscal year ended December 31, 2000 and for
the period from January 1, 2001 to March 31, 2001, Citibank, N.A., CFM's
predecessor received sub-advisory fees from SBAM equal to $         , $
and $         , respectively. For the period from April 1, 2001 to December 31,
2001, and for fiscal year ended 2002, CFM received sub-advisory fees from SBAM
equal to $         and $         . CFM is a wholly-owned subsidiary of
Citigroup.



Pursuant to a sub-advisory agreement SBAM has retained CAM Limited as sub-adviser to the International Equity Fund. Subject to the supervision of SBAM, CAM Limited has responsibility for the day-to-day management of the Fund's portfolio. CAM Limited is compensated by SBAM at no additional cost to the Fund.
Instead, CAM Limited receives a fee from SBAM equal to    %. For fiscal years
ended December 31, 2000, 2001 and 2002, Citibank, N.A., CAM Limited's
predecessor received sub-advisory fees from SBAM equal to $         , $
and $         , respectively.

Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM, SBAM Limited or CFM. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.



As compensation for its services on behalf of each Fund other than Capital Fund and Investors Value Fund SBAM receives a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows:



                                                              Management Fee
                                                         Expressed as a Percentage
                        Fund                                of Daily Net Assets
                        ----                             -------------------------
All Cap Value Fund.                                               0.75%
Asia Growth Fund......................................            0.80%
Balanced Fund.........................................            0.55%
California Tax Free Bond Fund.........................            0.50%
Cash Management Fund..................................            0.20%
High Yield Bond Fund..................................            0.75%
International Equity Fund.............................            0.90%
Large Cap Core Equity Fund............................            0.65%
Large Cap Growth Fund.................................            0.75%
Mid Cap Fund..........................................            0.75%
National Tax Free Bond Fund...........................            0.50%
New York Municipal Money Market Fund..................            0.20%
New York Tax Free Bond Fund...........................            0.50%
Small Cap Growth Fund.................................            0.80%
Strategic Bond Fund...................................            0.75%
U.S. Government Fund..................................            0.60%


SBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million, .625% on the next $200 million and .50% on average daily net assets in excess of $400 million.

The Investors Value Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:

                  AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
                  ------------------------                    ---------------
First $350 million..........................................       0.650%
Next $150 million...........................................       0.550%
Next $250 million...........................................       0.525%
Next $250 million...........................................       0.500%
Over $1 billion.............................................       0.450%

This fee may be increased or decreased based on the performance of the Investors Value Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the

Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment 1/4 is of .10%, which would occur if the Investor Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

For purposes of determining the performance adjustment, the investment performance of the Investors Value Fund for any one year period shall mean the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Value Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Value Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

For the each of the past three fiscal years SBAM has received the following amounts as management fees and has reimbursed the Funds for expenses in the following amounts:


                                                                                      EXPENSES
                                                             GROSS FEES    WAIVER    REIMBURSED
                                                             ----------    ------    ----------
ALL CAP VALUE FUND GROWTH FUND
Year Ended December 31, 2001*..............................  $   16,612   $ 16,612    $  7,932
Year Ended December 31, 2002...............................          --         --          --
ASIA GROWTH FUND
Year Ended December 31, 2000...............................     163,829    163,829     124,963
Year Ended December 31, 2001...............................     100,099    100,099     148,367
Year Ended December 31, 2002...............................          --         --          --
BALANCED FUND
Year Ended December 31, 2000...............................     704,205    292,995           0
Year Ended December 31, 2001...............................     598,981     98,004     129,931
Year Ended December 31, 2002...............................          --         --          --
CALIFORNIA TAX FREE BOND FUND
Year Ended December 31, 2000(1)............................     122,999    122,999     129,725
Year Ended December 31, 2001(2)............................      92,442     92,442     209,491
Year Ended December 31, 2002(3)............................          --         --          --
CAPITAL FUND
Year Ended December 31, 2000...............................   3,420,168          0           0
Year Ended December 31, 2001...............................   5,934,539          0           0
Year Ended December 31, 2002...............................          --         --          --
CASH MANAGEMENT FUND
Year Ended December 31, 2000...............................  $   76,855   $ 56,543    $      0
Year Ended December 31, 2001...............................      72,618     72,618      26,027

                                                                                      EXPENSES
                                                             GROSS FEES    WAIVER    REIMBURSED
                                                             ----------    ------    ----------
Year Ended December 31, 2002...............................          --         --          --
HIGH YIELD BOND FUND
Year Ended December 31, 2000...............................   3,643,850          0           0
Year Ended December 31, 2001...............................   3,254,518          0           0
Year Ended December 31, 2002...............................          --         --          --
INTERNATIONAL EQUITY FUND
Year Ended December 31, 2000...............................     184,596     70,825           0
Year Ended December 31, 2001...............................     175,218     26,706      31,944
Year Ended December 31, 2002...............................          --         --          --
INVESTORS VALUE FUND
Year Ended December 31, 2000...............................   5,061,228        N/A         N/A
Year Ended December 31, 2001...............................   6,236,619          0           0
Year Ended December 31, 2002...............................          --         --          --
LARGE CAP CORE EQUITY FUND
Year Ended December 31, 2001*..............................       7,071      7,071      19,537
Year Ended December 31, 2002...............................          --         --          --
LARGE CAP GROWTH FUND
Year Ended December 31, 2000...............................     101,993     57,133           0
Year Ended December 31, 2001...............................      77,114     57,573      17,357
Year Ended December 31, 2002...............................          --         --          --
MID CAP FUND
Year Ended December 31, 2001(4)............................      49,475     49,475      75,000
Year Ended December 31, 2002(5)............................          --         --          --
NATIONAL TAX FREE BOND FUND
Year Ended December 31, 2000(1)............................     649,280    464,208           0
Year Ended December 31, 2001(6)............................     456,611    361,667     117,550
Year Ended December 31, 2002(7)............................          --         --          --
NEW YORK TAX FREE BOND FUND
Year Ended December 31, 2000(1)............................   1,456,490    713,048           0
Year Ended December 31, 2001(8)............................   1,084,367    638,912           0
Year Ended December 31, 2002(9)............................          --         --          --
NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 2000...............................     309,100          0           0
Year Ended December 31, 2001...............................     253,155          0           0
Year Ended December 31, 2002...............................          --         --          --
SMALL CAP GROWTH FUND
Year Ended December 31, 2000...............................   2,776,444          0           0
Year Ended December 31, 2001...............................   2,327,708          0           0
Year Ended December 31, 2002...............................          --         --          --
STRATEGIC BOND FUND
Year Ended December 31, 2000...............................     795,764    153,333           0
Year Ended December 31, 2001...............................     833,435     33,373      20,332
Year Ended December 31, 2002...............................          --         --          --
U.S. GOVERNMENT FUND
Year Ended December 31, 2000...............................     159,390    159,390      42,247
Year Ended December 31, 2001...............................     217,418    159,648      23,160
Year Ended December 31, 2002...............................          --         --          --


 * For the period from October 15, 2001, commencement of operations, through December 31, 2001.


(1) Fees for the fiscal year ended December 31, 2000 were paid by the Fund to Citibank, CFM's predecessor, under a prior management agreement.

                                                        (footnotes on next page)

(footnotes from previous page)


(2) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the California Tax Free Bond Fund under a prior management agreement. Gross fees payable to Citibank for this period were $25,617, all of which were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable by the Fund to CFM for this period were $66,825, all of which were voluntarily waived.





(3) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the California Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period
    were $         , of which $         were paid to CFM and $         were
    voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SBAM acted as the Fund's manager under the current management agreement.
    Gross fees payable by the Fund to SBAM for this period were $         , of
    which $         were paid to SBAM and $         were voluntarily waived.



(4) Fees were paid for the period from October 15, 2001, commencement of operations, through December 31, 2001 to CFM, the Mid Cap Fund's prior investment manager.



(5) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the Mid Cap Fund under a prior management agreement.
    Gross fees payable by the Fund to CFM for this period were $         , of
    which $         were paid to CFM and $         were voluntarily waived. For
    the period from May 1, 2002 to December 31, 2002 SBAM acted as the Fund's manager under the current management agreement. Gross fees payable by the
    Fund to SBAM for this period were $         , of which $         were paid
    to SBAM and $         were voluntarily waived.



(6) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the National Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to Citibank for this period were $130,506, of which $13,749 were paid to Citibank and $116, 757 were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable to CFM for this period were $326,105, of which $81,185 were paid to CFM and $244,920 were voluntarily waived.



(7) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the National Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period
    were $         , of which $         were paid to CFM and $         were
    voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SBAM acted as the Fund's manager under the current management agreement.
    Gross fees payable by the Fund to SBAM for this period were $         , of
    which $         were paid to SBAM and $         were voluntarily waived.



(8) For the period from January 1, 2001 to March 31, 2001, Citibank, CFM's predecessor, acted as investment manager of the New York Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to Citibank for this period were $312,885, of which $147,708 were paid to Citibank and $165,177 were voluntarily waived. For the period from April 1, 2001 to December 31, 2001, CFM, the Fund's prior adviser, acted as investment manager. Gross fees payable by the Fund to CFM for this period were $771,482, of which $297,747 were paid to CFM and $473,735 were voluntarily waived.



(9) For the period from January 1, 2002 to April 30, 2002, CFM acted as the investment manager of the New York Tax Free Bond Fund under a prior management agreement. Gross fees payable by the Fund to CFM for this period
    were $         , of which $         were paid to CFM and $         were
    voluntarily waived. For the period from May 1, 2002 to December 31, 2002 SBAM acted as the Fund's manager under the current management agreement.
    Gross fees payable by the Fund to SBAM for this period were $         , of
    which $         were paid to SBAM and $         were voluntarily waived.

The Management Agreement for each of the Funds has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually (a) by the Fund's Board or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the disinterested Directors of the Fund's Board with such disinterested Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares (as defined in the 1940 Act). In approving the continuation of the Fund's Management Agreement, the Board, including the disinterested Directors considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Investment Manager or its affiliates in connection with providing services to the fund, compared the fees charged by the Investment Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Investment Manager with respect to the Fund. The Board of each Fund also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and manager services, and benefits potentially accruing to the Investment Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Investment Manager, as well as research services received by the Investment Manager from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of the Fund and its shareholders. The disinterested Directors were advised by separate independent legal counsel throughout the process. The Fund or the Investment Manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Under the terms of the Management Agreement between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Agreement. In addition, the Asia Growth Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages, including the imposition of certain Hong Kong tax liabilities on the Fund, not resulting from disabling conduct.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of each Fund has adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of the Fund, which includes officers, Directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, each Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the Investment Manager and if applicable, any sub-adviser to the Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

ADMINISTRATOR


Smith Barney Fund Management LLC ('SBFM'), an affiliate of SBAM, located at 125 Broad Street, New York, NY 10004 acts as administrator for each of the Series Funds. Until January 23, 2003, SBAM acted as administrator for each of the Series Funds. SBAM acts as administrator of the Capital Fund and the Investors Value Fund. The administration fee for each of the Series Funds is payable monthly and is calculated at an annual rate of 0.05% of the Fund's average daily net assets. Each of the Capital Fund and the Investors Value Fund pays SBAM a management fee as described above and does not pay SBAM an additional fee to act as the Fund administrator. Prior to January 1, 1999, the administrative services provided by SBFM and SBAM were provided by Investors Bank and Trust Company ('IBT'). For the last three fiscal years the Series Funds have paid the following amounts as administration fees:



                                                              ADMINISTRATION
                                                                 FEE PAID
                                                                 --------
ALL CAP VALUE FUND
Year Ended December* 31, 2001...............................     $  1,108
Year Ended December 31, 2002................................
ASIA GROWTH FUND
Year Ended December 31, 2000................................       10,239
Year Ended December 31, 2001................................        6,256
Year Ended December 31, 2002................................
BALANCED FUND
Year Ended December 31, 2000................................       64,019
Year Ended December 31, 2001................................       54,453
Year Ended December 31, 2002................................
CASH MANAGEMENT FUND
Year Ended December 31, 2000................................       19,214
Year Ended December 31, 2001................................       18,154
Year Ended December 31, 2002................................
HIGH YIELD BOND FUND
Year Ended December 31, 2000................................      242,924
Year Ended December 31, 2001................................      216,968
Year Ended December 31, 2002................................
INTERNATIONAL EQUITY
Year Ended December 31, 2000................................       10,255
Year Ended December 31, 2001................................        9,734
Year Ended December 31, 2002................................
LARGE CAP CORE EQUITY FUND
Year Ended December* 31, 2001...............................          544
Year Ended December 31, 2002................................
LARGE CAP GROWTH FUND
Year Ended December 31, 2000................................        6,800
Year Ended December 31, 2001................................        5,141
Year Ended December 31, 2002................................
NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 2000................................       77,275
Year Ended December 31, 2001................................       63,289
Year Ended December 31, 2002................................

                                                              ADMINISTRATION
                                                                 FEE PAID
                                                                 --------
SMALL CAP GROWTH FUND
Year Ended December 31, 2000................................     $173,528
Year Ended December 31, 2001................................      145,482
Year Ended December 31, 2002................................
STRATEGIC BOND FUND
Year Ended December 31, 2000................................       53,051
Year Ended December 31, 2001................................       55,562
Year Ended December 31, 2002................................
U.S. GOVERNMENT FUND
Year Ended December 31, 2000................................       13,238
Year Ended December 31, 2001................................       18,118
Year Ended December 31, 2002................................


* For the period from October 15, 2001, commencement of operations, through December 31, 2001.

DISTRIBUTOR


Citigroup Capital Markets Inc. ('Citigroup Capital Markets') (formerly known as Salomon Smith Barney Inc.), located at 388 Greenwich Street, New York, New York 10013, serves as each Fund's distributor pursuant to a distribution agreement (each a 'Distribution Agreement').


Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund), has adopted a services and distribution plan with respect to each class of shares (other than Class O and Class Y) of each Fund pursuant to the Rule (the 'Plan'). The Board of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

DISTRIBUTION FEES


Each class (other then Class O and Class Y) of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) is authorized, pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class 2 Plan' as applicable and collectively, the 'Plans') adopted pursuant to the Rule to pay Citigroup Capital Markets an annual service fee with respect to the Class A, Class B and Class 2 shares of the applicable Fund at the rate of 0.25% of the value of the average daily net assets of the respective class.



With respect to Class B shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund), Citigroup Capital Markets is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the respective class.



With respect to the Class 2 shares of the California Tax Free Bond Fund, High Yield Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Strategic Bond Fund, and U.S. Government Fund (the 'Bond Funds'), Salomon Smith Barney is also paid an annual distribution fee at the rate of 0.50% of the value of the average daily net assets of the Class 2 shares of the Fund. With respect to Class 2 shares of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund (the 'Equity Funds'), Citigroup Capital Markets is also paid an annual distribution fee at the rate of 0.75% of the value of the average daily net assets of the Class 2 shares of the Fund.



The service fees are used for servicing shareholder accounts, including payments by Citigroup Capital Markets to selected securities dealers. The distribution fees are paid to Citigroup Capital

Markets to compensate for activities primarily intended to result in the sale of Class B and Class 2 shares.



The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Citigroup Capital Markets' initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, Citigroup Capital Markets may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a 'trail fee') with respect to accounts that dealers continue to service.



With respect to Class B shares, Citigroup Capital Markets will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of .25% which will begin to accrue immediately after settlement. With respect to Class 2 shares of the Bond Funds, Citigroup Capital Markets will pay broker-dealers at the time of sale a commission of 1.75% of the purchase amount and a quarterly trail fee at an annual rate of .75% which will begin to accrue one year after settlement. With respect to Class 2 shares of the Equity Funds, Citigroup Capital Markets will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement.



Sales personnel of broker/dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Citigroup Capital Markets and dealers in connection with the sale of shares will be paid, in the case of Class A and Class 2 shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class 2 shares, from the proceeds of applicable deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the deferred sales charge and ongoing distribution and service fees applicable to Class B shares.



The Plans provide that Citigroup Capital Markets may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, Citigroup Capital Markets may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Citigroup Capital Markets under the Plans and payments by Citigroup Capital Markets to selected securities dealers are payable without regard to actual expenses incurred.



Citigroup Capital Markets may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, Citigroup Capital Markets may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and deferred sales charges retained by Citigroup Capital Markets, any applicable Plan payments or Citigroup Capital Markets' other resources. Other than Plan payments, the Funds do not bear distribution expenses.


A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Fund's Board for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of any Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Fund's Board and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be.


For the year ended December 31, 2002, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:



                                            AMOUNTS      AMOUNTS PAID    COMPENSATION        AMOUNT
                                            PAID TO      TO SELECTED       TO SALES         SPENT ON
                                          UNDERWRITERS     DEALERS         PERSONNEL      ADVERTISING
                                          ------------     -------         ---------      -----------
ALL CAP VALUE FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
ASIA GROWTH FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
BALANCED FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
CALIFORNIA TAX FREE BOND FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
CAPITAL FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
HIGH YIELD BOND FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $

                                                           AMOUNT                     DISTRIBUTION
                                                         SPENT ON       AMOUNT         PAID FOR
                                                       PRINTING AND    SPENT ON       YEAR ENDED
                                                           MAILING   MISCELLANEOUS    DECEMBER 31,
                                                         PROSPECTUS     EXPENSES          2002
                                                         ----------     --------      ------------
ALL CAP VALUE FUND
Class A..............................................    $              $                 $
Class B..............................................    $              $                 $
Class 2..............................................    $              $                 $
ASIA GROWTH FUND
Class A..............................................    $              $                 $
Class B..............................................    $              $                 $
Class 2..............................................    $              $                 $
BALANCED FUND
Class A..............................................    $              $                 $
Class B..............................................    $              $                 $
Class 2..............................................    $              $                 $
CALIFORNIA TAX FREE BOND FUND
Class A..............................................    $              $                 $
Class B..............................................    $              $                 $
Class 2..............................................    $              $                 $
CAPITAL FUND
Class A..............................................    $              $                 $
Class B..............................................    $              $                 $
Class 2..............................................    $              $                 $
HIGH YIELD BOND FUND
Class A..............................................    $              $                 $
Class B..............................................    $              $                 $
Class 2..............................................    $              $                 $



                                            AMOUNTS      AMOUNTS PAID    COMPENSATION        AMOUNT
                                            PAID TO      TO SELECTED       TO SALES         SPENT ON
                                          UNDERWRITERS     DEALERS         PERSONNEL      ADVERTISING
                                          ------------     -------         ---------      -----------
INTERNATIONAL EQUITY FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
INVESTORS VALUE FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
LARGE CAP GROWTH FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
MID CAP FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
NATIONAL TAX FREE BOND FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $

                                                           AMOUNTS
                                            AMOUNTS          PAID        COMPENSATION        AMOUNT
                                            PAID TO      TO SELECTED       TO SALES         SPENT ON
                                          UNDERWRITERS     DEALERS         PERSONNEL      ADVERTISING
                                          ------------     -------         ---------      -----------
NEW YORK TAX FREE BOND FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
SMALL CAP GROWTH FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
STRATEGIC BOND FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $
U.S. GOVERNMENT FUND
Class A.................................    $              $               $                $
Class B.................................    $              $               $                $
Class 2.................................    $              $               $                $



                                                                                          TOTAL
                                                                                       DISTRIBUTION
                                                           AMOUNT                        FEES PAID
                                                         SPENT ON         AMOUNT      FOR THE FISCAL
                                                       PRINTING AND      SPENT ON       YEAR ENDED
                                                           MAILING     MISCELLANEOUS   DECEMBER 31,
                                                         PROSPECTUS       EXPENSES         2002
                                                         ----------     --------      ------------
INTERNATIONAL EQUITY FUND
Class A................................................   $             $                 $
Class B................................................   $             $                 $
Class 2................................................   $             $                 $
INVESTORS VALUE FUND
Class A................................................   $             $                 $
Class B................................................   $             $                 $
Class 2................................................   $             $                 $
LARGE CAP GROWTH FUND
Class A................................................   $             $                 $
Class B................................................   $             $                 $
Class 2................................................   $             $                 $
MID CAP FUND
Class A................................................   $             $                 $
Class B................................................   $             $                 $
Class 2................................................   $             $                 $
NATIONAL TAX FREE BOND FUND
Class A................................................   $             $                 $
Class B................................................   $             $                 $
Class 2................................................   $             $                 $
NEW YORK TAX FREE BOND FUND
Class A................................................   $             $                 $
Class B................................................   $             $                 $
Class 2................................................   $             $                 $
SMALL CAP GROWTH FUND
Class A................................................   $             $                 $
Class B................................................   $             $                 $
Class 2................................................   $             $                 $

                                                                                            TOTAL
                                                           AMOUNT                     DISTRIBUTION FEES
                                                          SPENT ON                        PAID FOR
                                                          PRINTING       AMOUNT          THE FISCAL
                                                            AND         SPENT OF         YEAR ENDED
                                                         MAILING OF   MISCELLANEOUS     DECEMBER 31,
                                                         PROSPECTUS     EXPENSES            2002
                                                         ----------     --------            ----
STRATEGIC BOND FUND
Class A................................................   $             $                 $
Class B................................................   $             $                 $
Class 2................................................   $             $                 $
U.S. GOVERNMENT FUND
Class A................................................   $             $                 $
Class B................................................   $             $                 $
Class 2................................................   $             $                 $



    Listed below are the distribution fees paid by Class A, Class B and Class 2 shares of each Fund to the distributor for the fiscal years ended December 31, 2000 and 2001.

                                                               DISTRIBUTION FEES     DISTRIBUTION FEES
                                                              PAID FOR THE FISCAL   PAID FOR THE FISCAL
                                                                  YEAR ENDED            YEAR ENDED
                                                                 DECEMBER 31,          DECEMBER 31,
                                                                     2001                  2000
                                                                     ----                  ----
ASIA GROWTH FUND
Class A.....................................................      $                     $  137,352
Class B.....................................................                               219,598
Class 2.....................................................                               316,715
BALANCED FUND
Class A.....................................................                               227,348
Class B.....................................................                             1,202,278
Class 2.....................................................                               485,992
CALIFORNIA TAX FREE INCOME FUND
Class A.....................................................                               208,580
Class B.....................................................                                67,546
Class 2.....................................................                                     0
CAPITAL FUND
Class A.....................................................                               570,264
Class B.....................................................                             1,889,726
Class 2.....................................................                             1,343,563
HIGH YIELD BOND FUND
Class A.....................................................                             1,411,040
Class B.....................................................                             4,273,737
Class 2.....................................................                             1,004,827
INTERNATIONAL EQUITY FUND
Class A.....................................................                               226,232
Class B.....................................................                               212,717
Class 2.....................................................                               266,417
INVESTORS VALUE FUND
Class A.....................................................                               269,891
Class B.....................................................                               962,992
Class 2.....................................................                               651,782
LARGE CAP GROWTH FUND
Class A.....................................................                               153,865
Class B.....................................................                               158,118
Class 2.....................................................                               270,156
NATIONAL TAX FREE INCOME FUND
Class A.....................................................                               208,580
Class B.....................................................                                23,539
Class 2.....................................................                                     0
NEW YORK TAX FREE INCOME FUND
Class A.....................................................                               472,109
Class B.....................................................                                40,164
Class 2.....................................................                                     0
SMALL CAP GROWTH FUND
Class A.....................................................                             1,133,893
Class B.....................................................                             1,265,399
Class 2.....................................................                               405,193
STRATEGIC BOND FUND
Class A.....................................................                               221,255
Class B.....................................................                             1,263,748
Class 2.....................................................                               293,186
U.S. GOVERNMENT FUND
Class A.....................................................                               315,839
Class B.....................................................                               306,355
Class 2.....................................................                               108,560

EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of such Fund's Directors and officers who are not Directors, officers or employees of the Fund's service contractors, commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Investment Manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Investment Manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the Investment Manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available. The purchase by a Fund of Participations or Assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation Agreement.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Investment Manager may select brokers who charge a commission in excess of that charged by other brokers, if the Investment Manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Investment Manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Investment Manager may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the Investment Manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Investment Manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Investment Manager by brokers who effect securities transactions for a Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing a Fund. Not all of these research services are used by the Investment Manager in managing any particular account, including the Funds.

Under the 1940 Act, 'affiliated persons' of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the Investment Manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.


Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. Each Fund's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 2000, 2001 and 2002, none of the Funds except for the Asia Growth Fund,

Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund paid any brokerage commissions to Citigroup Capital Markets or any affiliate of the Fund, SBAM or Citigroup Capital Markets. For the fiscal years ended December 31, 2000, 2001 and 2002, the Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund paid aggregate brokerage commissions, including affiliated brokerage commissions, as follows:



                                                                           AMOUNT OF BROKERAGE
                                                   AGGREGATE BROKER   COMMISSION PAID BY THE FUND TO
                      FUND                         COMMISSIONS PAID     CITIGROUP CAPITAL MARKETS
                      ----                         ----------------     -------------------------
ASIA GROWTH FUND*
Year Ended December 31, 2001.....................     $                          $ 6,724
Year Ended December 31, 2002.....................
BALANCED FUND
Year Ended December 31, 2000.....................         65,655                       0
Year Ended December 31, 2001.....................         72,793                       0
Year Ended December 31, 2002.....................
CAPITAL FUND
Year Ended December 31, 2000.....................      1,571,749                  17,130
Year Ended December 31, 2001.....................      2,609,687                       0
Year Ended December 31, 2002.....................
INTERNATIONAL EQUITY FUND*
Year Ended December 31, 2001.....................                                    125
Year Ended December 31, 2002.....................
INVESTORS VALUE FUND
Year Ended December 31, 2000.....................      1,779,420                  26,332
Year Ended December 31, 2001.....................      1,556,603                  11,215
Year Ended December 31, 2002.....................
LARGE CAP CORE EQUITY FUND*
Year Ended December 31, 2001.....................                                    116
Year Ended December 31, 2002.....................
LARGE CAP GROWTH FUND
Year Ended December 31, 2000.....................         20,745                     291
Year Ended December 31, 2001.....................         12,800                     188
Year Ended December 31, 2002.....................
SMALL CAP GROWTH FUND
Year Ended December 31, 2000.....................        587,213                       0
Year Ended December 31, 2001.....................        425,708                       0
Year Ended December 31, 2002.....................


---------


* Asia Growth Fund, International Equity Fund and Large Cap Core Equity Fund did not pay any brokerage commission to Citigroup Capital Markets for the fiscal year ended December 31, 2000.



With respect to each of the Asia Growth Fund, Balanced Fund, Capital Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund, for the fiscal years ended December 31, 2001, the percentage of the Fund's aggregate brokerage commissions paid to Citigroup Capital Markets and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Citigroup Capital Markets were as follows:

                                                  THE PERCENTAGE OF THE   THE PERCENTAGE OF THE FUND'S
                                                    FUND'S AGGREGATE       AGGREGATE DOLLAR AMOUNT OF
                                                        BROKERAGE          TRANSACTIONS INVOLVING THE
                                                       COMMISSIONS           PAYMENT OF COMMISSION
                                                         PAID TO                    EFFECTED
                                                    CITIGROUP CAPITAL      THROUGH CITIGROUP CAPITAL
                      FUND                               MARKETS                    MARKETS
                      ----                               -------                    -------
Asia Growth Fund................................          4.26%                      5.54%
Balanced Fund...................................             0%                         0%
Capital Fund....................................             0%                         0%
International Equity Fund.......................          0.50%                      1.36%
Investors Value Fund............................          0.70%                      0.47%
Large Cap Core Equity Fund......................          1.94%                      0.39%
Large Cap Growth Fund...........................           1.5%                      1.70%
Small Cap Growth Fund...........................             0%                         0%


In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Investment Manager's other clients. Investment decisions for each Fund and for the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Investment Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

                                NET ASSET VALUE

Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by each Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.


In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. OTC securities are valued at the mean of the current bid and ask price.


Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures established by and under the supervision

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of the Board. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

All other securities and other assets of each Fund will be valued using fair value procedures established by and under the supervision of the Fund's Board.

As stated in the Prospectus, each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board has established procedures reasonably designed, taking into account current market conditions and the investment objective of the Cash Management Fund and the New York Municipal Money Market Fund, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Fund's Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. The Board will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

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                        ADDITIONAL PURCHASE INFORMATION

TIMING OF PURCHASE ORDERS


Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE (currently 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Citigroup Capital Markets by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to the Funds transfer agent, through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund will be executed at the net asset value per share next determined after the order has become effective, i.e., payment has been received in or converted into federal funds. See 'Buying Shares and Exchanging Shares' in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Citigroup Capital Markets or the transfer agent through the facilities of the NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'How to Open an Account and Purchase Shares' above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.


Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

CLASS A SHARES

Volume Discounts. The schedule of sales charges on Class A shares described in each Prospectus relating to Class A shares applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual;
(b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act;
(e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or
(g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The distributor may also offer a reduced sales

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charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (a) has been in existence for more than six months; (b) has a purpose other than acquiring Fund shares at a discount; and (c) satisfies uniform criteria which enables the distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributor.

Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Class A shares, investors who, authorized by and as a result of a direct relationship with a Fund's portfolio manager, purchase shares directly from the Fund, will also have the initial sales charge waived when purchasing Class A shares.

Sales Charge Reallowance. Purchases of Class A shares of a Fund may be made at each Fund's respective net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of a Fund's Class A shares.

Right of Accumulation. Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. Each Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the

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

transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.

                       ADDITIONAL REDEMPTION INFORMATION


If the Board of a Fund determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board may deem fair and equitable. However, certain Funds (other than California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Income Bond and New York Tax Free Bond Fund) have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.


Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                    ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

TAXATION OF A FUND


Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a 'RIC') under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer; and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.



As a RIC, a Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its net investment


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

income for such taxable year and its net tax-exempt interest income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from Municipal Obligations and to alternative minimum tax (currently at a maximum rate of 20%) on alternative minimum taxable income, which includes interest income on certain 'private activity' obligations that is otherwise exempt from tax. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount,
(ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income.


If any year a Fund should fail to qualify under Subchapter M for tax treatment as a RIC, the Fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.


A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.


Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The yield of a Fund's investment in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a Fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of a Fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.


Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Investment Activities and Risk Factors -- Derivatives.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations


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having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If a Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' (a 'QEF') under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

Under Sections 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

TAXATION OF U.S. SHAREHOLDERS

The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gain. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those shareholders purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

All dividends and distributions to shareholders of a Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income, which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. A portion of such dividends may qualify for the dividends received deduction available to corporations, however, and certain Funds may qualify to pay exempt-interest dividends as explained below.

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


Distributions of net capital gain designated by a Fund as 'capital gain dividends' will be taxable as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. Such distributions will not be eligible for the dividends received deduction. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals is 20% (or 18% for capital assets that have been held for more than five years, and for which the holding periods began after December 31, 2000). The maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gain, which currently is taxed at the same rates as ordinary income) is currently 38.6%. With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain the maximum rate being 35%. Distributions, if any, in excess of a Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable as described above even though the net asset value of shares of a Fund is reduced by the distribution.



The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares of the Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of.


Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund on December 31 of the year in which the dividend is declared.

Each Fund may be required to withhold federal income tax ('backup withholding') from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') or a broker notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's federal income tax liability.


It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Cash Management Fund, the U.S. Government Fund, the New York Municipal Money Market Fund, and the California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be disallowed or reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be 'debt-financed' (generally, acquired

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with borrowed funds), (2) held by a Fund for 45 days or less (90 days or less in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or
(2) by application of the Code. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.


A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.

Each of the Asia Growth Fund and International Equity Fund expects to qualify for and make this election. For any year that the Asia Growth Fund and International Equity Fund makes such an election, each shareholder of such Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Asia Growth Fund and International Equity Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Asia Growth Fund and International Equity Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders of the Asia Growth Fund and International Equity Fund will not be able to claim a foreign tax credit with respect to taxes paid by the Asia Growth Fund and International Equity Fund unless certain holding period requirement are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a RIC) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the taxation of a Fund's shareholders.


TAXATION OF FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ('foreign shareholder'), depends on whether the income from a Fund is 'effectively connected' with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.


As with U.S. Shareholders, each Fund may be required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds and certain other payments that are paid to any foreign shareholder who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on foreign shareholders.


If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


THE CALIFORNIA TAX FREE BOND FUND, NATIONAL TAX FREE BOND FUND, NEW YORK MUNICIPAL MONEY MARKET FUND AND NEW YORK TAX FREE BOND FUND



The California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in Section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions. Likewise, dividends from the California Tax Free Bond Fund will not be subject to California State personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of California and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from California State personal income taxes). Dividends from the California Tax Free Bond Fund, however, are not excluded in determining California State franchise taxes on corporations and financial institutions.



Gain from a sale or redemption of shares of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund that are held as capital assets will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of these Funds, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.



All or a portion of the gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 that is attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund.

Because each of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund will primarily invest in Municipal Obligations, dividends from these Funds will generally be exempt from regular federal income tax in the hands of shareholders. A portion, however, may be subject to the alternative minimum tax. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund or New York Tax Free Bond Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.



In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ('adjusted current earnings,' referred to as 'ACE') exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all exempt-interest dividends paid by the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund, is included in calculating ACE.



Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund.



Shares of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts ('IRAs'), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.



In addition, the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund may not be an appropriate investment for entities that are 'substantial users' of facilities financed by private activity bonds or 'related persons' thereof. A 'substantial user' is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. 'Related persons' include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of 'substantial user' and 'related person.' For additional information, investors should consult their tax advisers before investing in the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund or New York Tax Free Bond Fund.


All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund or New York Tax Free Bond Fund. The Code may also require individual shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.


STATE AND LOCAL TAX MATTERS


Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                        PERFORMANCE INFORMATION AND DATA

From time to time, a Fund may advertise its standardized or nonstandardized total return or aggregate total return, distribution rate, yield and tax-equivalent yield over various periods of time in advertisements, reports and other types of sales literature. In addition money market funds, such as Cash Management Fund and New York Municipal Money, may advertise their effective yield and tax-equivalent effective yield. These performance calculations are computed separately for each class of shares of a Fund. In addition, performance of class shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Cash Management Fund and the New York Municipal Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

TOTAL RETURN

Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for the Funds' Class A shares and Class 2 Shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) include the maximum initial sales charge and for Class B and Class 2 shares include any applicable deferred sales charge during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.

'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum sales charge for the Class A shares or Class 2 shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) or any applicable deferred sales charge for Class B and Class 2 shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

AVERAGE ANNUAL TOTAL RETURNS

Average Annual Total Returns will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as from the date of inception. When considering average annual return figures, it is important to note that the annual return for any one year period might have been greater or less than the average for the entire period.

A Fund's average annual total return figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

         P(1+T)'pp'n = ERV

Where:   P   = a hypothetical initial payment of $1,000

         T   = average annual total return

         n   = number of years

         ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


The following tables set forth the average annual total returns for each class of shares of each of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund, U.S. Government Fund, Small Cap Growth Fund and Strategic Bond Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2002. The calculations below adjust for the different front end and deferred sales charges currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.





               AVERAGE ANNUAL TOTAL RETURN -- ALL CAP VALUE FUND



                                                              SINCE
CLASS OF SHARES                                 1-YEAR      INCEPTION      INCEPTION DATE
---------------                                 ------      ---------      --------------
Class B.....................................                             November 8, 2001
Class O.....................................                             October 15, 2001


                AVERAGE ANNUAL TOTAL RETURN -- ASIA GROWTH FUND


                                                                  SINCE
CLASS OF SHARES                        1-YEAR        5-YEAR     INCEPTION      INCEPTION DATE
---------------                        ------        ------     ---------      --------------
Class A............................                                             May 6, 1996
Class B............................                                             May 6, 1996
Class 2............................                                             May 6, 1996
Class O............................                                             May 6, 1996


                  AVERAGE ANNUAL TOTAL RETURN -- BALANCED FUND


                                                                  SINCE
CLASS OF SHARES                        1-YEAR        5-YEAR     INCEPTION      INCEPTION DATE
---------------                        ------        ------     ---------      --------------
Class A............................                                          September 11, 1995
Class B............................                                          September 11, 1995
Class 2............................                                          September 11, 1995
Class O............................                                          September 11, 1995

        AVERAGE ANNUAL TOTAL RETURN -- CALIFORNIA TAX FREE BOND FUND(1)



                                                              SINCE
CLASS OF SHARES                                 1-YEAR      INCEPTION      INCEPTION DATE
---------------                                 ------      ---------      --------------
Class A.....................................                             November 2, 1998
Class B.....................................                             October 5, 2001


                  AVERAGE ANNUAL TOTAL RETURN -- CAPITAL FUND


                                                                    SINCE
CLASS OF SHARES                1-YEAR        5-YEAR     10-YEAR   INCEPTION    INCEPTION DATE
---------------                ------        ------     -------   ---------    --------------
Class A....................                                                   November 1, 1996
Class B....................                                                   November 1, 1996
Class 2....................                                                   November 1, 1996
Class O....................                                                   December 17, 1976
Class Y....................                                                   January 31, 2001


              AVERAGE ANNUAL TOTAL RETURN -- CASH MANAGEMENT FUND


                                                                     SINCE
CLASS OF SHARES                 1-YEAR        5-YEAR     10-YEAR   INCEPTION    INCEPTION DATE
---------------                 ------        ------     -------   ---------    --------------
Class A.....................                                                   February 1, 1995
Class B.....................                                                   February 1, 1995
Class 2.....................                                                   February 1, 1995
Class O.....................                                                   October 2, 1990


              AVERAGE ANNUAL TOTAL RETURN -- HIGH YIELD BOND FUND


                                                                    SINCE
CLASS OF SHARES                          1-YEAR        5-YEAR     INCEPTION     INCEPTION DATE
---------------                          ------        ------     ---------     --------------
Class A..............................                                          February 22, 1995
Class B..............................                                          February 22, 1995
Class 2..............................                                          February 22, 1995
Class O..............................                                          February 22, 1995
Class Y..............................


            AVERAGE ANNUAL TOTAL RETURN -- INTERNATIONAL EQUITY FUND


                                                                 SINCE
CLASS OF SHARES                                    1-YEAR      INCEPTION     INCEPTION DATE
---------------                                    ------      ---------     --------------
Class A........................................                             October 25, 1999
Class B........................................                             October 25, 1999
Class 2........................................                             October 25, 1999
Class O........................................                             October 25, 1999


              AVERAGE ANNUAL TOTAL RETURN -- INVESTORS VALUE FUND


                                                                    SINCE
CLASS OF SHARES                1-YEAR        5-YEAR     10-YEAR   INCEPTION    INCEPTION DATE
---------------                ------        ------     -------   ---------    --------------
Class A....................                                                   January 3, 1995
Class B....................                                                   January 3, 1995
Class 2....................                                                   January 3, 1995
Class O....................                                                   December 31, 1988
Class Y....................                                                   July 16, 2001

           AVERAGE ANNUAL TOTAL RETURN -- LARGE CAP CORE EQUITY FUND



                                                                 SINCE
CLASS OF SHARES                                    1-YEAR      INCEPTION     INCEPTION DATE
---------------                                    ------      ---------     --------------
Class O........................................                             October 15, 2001


              AVERAGE ANNUAL TOTAL RETURN -- LARGE CAP GROWTH FUND


                                                                 SINCE
CLASS OF SHARES                                    1-YEAR      INCEPTION     INCEPTION DATE
---------------                                    ------      ---------     --------------
Class A........................................                             October 25, 1999
Class B........................................                             October 25, 1999
Class 2........................................                             October 25, 1999
Class O........................................                             October 26, 1999


                 AVERAGE ANNUAL TOTAL RETURN -- MID CAP FUND(1)


CLASS OF SHARES                                             1-YEAR        5-YEAR     10-YEAR
---------------                                             ------        ------     -------
Class A.................................................
Class B.................................................
Class 2.................................................
Class O.................................................



         AVERAGE ANNUAL TOTAL RETURN -- NATIONAL TAX FREE BOND FUND(2)



                                                                   SINCE
CLASS OF SHARES                         1-YEAR        5-YEAR     INCEPTION    INCEPTION DATE
---------------                         ------        ------     ---------    --------------
Class A.............................                                         August 17, 1995
Class B.............................                                         October 12, 2001
Class 2.............................                                         November 19, 2001
Class O.............................                                         November 19, 2001


      AVERAGE ANNUAL TOTAL RETURN -- NEW YORK MUNICIPAL MONEY MARKET FUND


                                                                    SINCE
CLASS OF SHARES                1-YEAR        5-YEAR     10-YEAR   INCEPTION    INCEPTION DATE
---------------                ------        ------     -------   ---------    --------------
Class A....................                                                   November 1, 1996
Class B(3).................                                                   November 1, 1996
Class 2....................                                                   November 21, 2001
Class O....................                                                   October 2, 1990



         AVERAGE ANNUAL TOTAL RETURN -- NEW YORK TAX FREE BOND FUND(1)



                                                                    SINCE
CLASS OF SHARES                1-YEAR        5-YEAR     10-YEAR   INCEPTION     INCEPTION DATE
---------------                ------        ------     -------   ---------     --------------
Class A....................                                                   September 8, 1996
Class B....................                                                   November 19, 2001
Class O....................                                                   October 29, 2001

              AVERAGE ANNUAL TOTAL RETURN -- SMALL CAP GROWTH FUND


                                                               SINCE
CLASS OF SHARES                                  1-YEAR      INCEPTION     INCEPTION DATE
---------------                                  ------      ---------     --------------
Class A......................................                               July 1, 1998
Class B......................................                               July 1, 1998
Class 2......................................                               July 1, 1998
Class O......................................                               July 1, 1998


               AVERAGE ANNUAL TOTAL RETURN -- STRATEGIC BOND FUND


                                                                    SINCE
CLASS OF SHARES                          1-YEAR        5-YEAR     INCEPTION     INCEPTION DATE
---------------                          ------        ------     ---------     --------------
Class A..............................                                          February 22, 1995
Class B..............................                                          February 22, 1995
Class 2..............................                                          February 22, 1995
Class O..............................                                          February 22, 1995



              AVERAGE ANNUAL TOTAL RETURN -- U.S. GOVERNMENT FUND



                                                                    SINCE
CLASS OF SHARES                          1-YEAR        5-YEAR     INCEPTION     INCEPTION DATE
---------------                          ------        ------     ---------     --------------
Class A..............................                                          February 22, 1995
Class B..............................                                          February 22, 1995
Class 2..............................                                          February 22, 1995
Class O..............................                                          February 22, 1995


---------

 ** Class Shares were not outstanding for the full calendar year.

(1) Total returns are based on the performance of the Fund's predecessor, the Common Stock Fund, adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the Fund.

(2) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. For periods prior to July 12, 2001, Class B, Class 2 and Class O share performance includes the performance of the respective Fund's Class A shares, adjusted to take into account the deduction of the initial sales charge and/or deferred sales charge applicable to the Class B and Class 2 shares, rather than the initial sales charge applicable to Class A shares, and adjusted to take into account the lack of sales charges for Class O shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, Class 2 and Class O shares are different than those of Class A shares, this blended Class B, Class 2 and Class O share performance is different than the performance of Class B, Class 2 and Class O shares would have been had those classes been offered for the entire period.

(3) Class B Shares of New York Municipal Money Market Fund have been fully redeemed as of November 2, 2001.

As described in the Prospectus, each of the Funds, except Investors Value Fund and Capital Fund, has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower. The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

The aggregate total return figures for each class of a Fund, as described herein, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                                                 ERV - P
                    AGGREGATE TOTAL RETURN   =   -------
                                                    P

Where:   P = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


The following tables set forth the aggregate total return of each class of shares of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Small Cap Growth Fund and Strategic Bond Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2002 and reflect the effects of the maximum applicable front end sales charges and any applicable deferred sales charges payable by an investor. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.



                  AGGREGATE TOTAL RETURN -- ALL CAP VALUE FUND



                                                              SINCE
CLASS OF SHARES                                 1-YEAR      INCEPTION      INCEPTION DATE
---------------                                 ------      ---------      --------------
Class B.....................................                             November 8, 2001
Class O.....................................                             October 15, 2001


                   AGGREGATE TOTAL RETURN -- ASIA GROWTH FUND


CLASS OF SHARES                    1-YEAR     5-YEAR     SINCE INCEPTION      INCEPTION DATE
---------------                    ------     ------     ---------------      --------------
Class A........................                                                May 6, 1996
Class B........................                                                May 6, 1996
Class 2........................                                                May 6, 1996
Class O........................                                                May 6, 1996


                    AGGREGATE TOTAL RETURN -- BALANCED FUND


CLASS OF SHARES                    1-YEAR     5-YEAR     SINCE INCEPTION      INCEPTION DATE
---------------                    ------     ------     ---------------      --------------
Class A........................                                             September 11, 1995
Class B........................                                             September 11, 1995
Class 2........................                                             September 11, 1995
Class O........................                                             September 11, 1995



           AGGREGATE TOTAL RETURN -- CALIFORNIA TAX FREE BOND FUND(1)



CLASS OF SHARES                              1-YEAR     SINCE INCEPTION      INCEPTION DATE
---------------                              ------     ---------------      --------------
Class A..................................                                   November 2, 1998
Class B..................................                                   October 5, 2001

                     AGGREGATE TOTAL RETURN -- CAPITAL FUND


CLASS OF SHARES               1-YEAR   5-YEAR   10-YEAR   SINCE INCEPTION    INCEPTION DATE
---------------               ------   ------   -------   ---------------    --------------
Class A.....................                                   136.18%      November 1, 1996
Class B.....................                                   140.06%      November 1, 1996
Class 2.....................                                   138.65%      November 1, 1996
Class O.....................                                 6,424.89%      December 17, 1976
Class Y.....................                                        **      January 31, 2001


                 AGGREGATE TOTAL RETURN -- CASH MANAGEMENT FUND


CLASS OF SHARES                1-YEAR   5-YEAR   10-YEAR   SINCE INCEPTION    INCEPTION DATE
---------------                ------   ------   -------   ---------------    --------------
Class A......................                                                February 1, 1995
Class B......................                                                February 1, 1995
Class 2......................                                                February 1, 1995
Class O......................                                                 October 2, 1990


                 AGGREGATE TOTAL RETURN -- HIGH YIELD BOND FUND


CLASS OF SHARES                         1-YEAR   5-YEAR   SINCE INCEPTION    INCEPTION DATE
---------------                         ------   ------   ---------------    --------------
Class A...............................                                      February 22, 1995
Class B...............................                                      February 22, 1995
Class 2...............................                                      February 22, 1995
Class O...............................                                      February 22, 1995
Class Y...............................


              AGGREGATE TOTAL RETURN -- INTERNATIONAL EQUITY FUND


CLASS OF SHARES                               1-YEAR    SINCE INCEPTION    INCEPTION DATE
---------------                               ------    ---------------    --------------
Class A.....................................                              October 25, 1999
Class B.....................................                              October 25, 1999
Class 2.....................................                              October 25, 1999
Class O.....................................                              October 25, 1999


                 AGGREGATE TOTAL RETURN -- INVESTORS VALUE FUND


CLASS OF SHARES                1-YEAR   5-YEAR   10-YEAR   SINCE INCEPTION    INCEPTION DATE
---------------                ------   ------   -------   ---------------    --------------
Class A......................                                                 January 3, 1995
Class B......................                                                 January 3, 1995
Class 2......................                                                 January 3, 1995
Class O......................                                                December 31, 1988
Class Y......................                                                  July 16, 2001



              AGGREGATE TOTAL RETURN -- LARGE CAP CORE EQUITY FUND



                                                                 SINCE
CLASS OF SHARES                                    1-YEAR      INCEPTION     INCEPTION DATE
---------------                                    ------      ---------     --------------
Class O........................................                             October 15, 2001


                AGGREGATE TOTAL RETURN -- LARGE CAP GROWTH FUND


CLASS OF SHARES                               1-YEAR    SINCE INCEPTION    INCEPTION DATE
---------------                               ------    ---------------    --------------
Class A.....................................                              October 25, 1999
Class B.....................................                              October 25, 1999
Class 2.....................................                              October 25, 1999
Class O.....................................                              October 25, 1999

                 AVERAGE ANNUAL TOTAL RETURN -- MID CAP FUND(1)


CLASS OF SHARES                          1-YEAR    5-YEAR    10-YEAR
---------------                          ------    ------    -------
Class A................................
Class B................................
Class 2................................
Class O................................



            AGGREGATE TOTAL RETURN -- NATIONAL TAX FREE BOND FUND(2)



CLASS OF SHARES                       1-YEAR    5-YEAR    SINCE INCEPTION    INCEPTION DATE
---------------                       ------    ------    ---------------    --------------
Class A.............................                                         August 17, 1995
Class B.............................                                        October 12, 2001
Class 2.............................                                        November 19, 2001
Class O.............................                                        November 19, 2001


         AGGREGATE TOTAL RETURN -- NEW YORK MUNICIPAL MONEY MARKET FUND


CLASS OF SHARES               1-YEAR    5-YEAR    10-YEAR   SINCE INCEPTION    INCEPTION DATE
---------------               ------    ------    -------   ---------------    --------------
Class A.....................                                                  November 1, 1996
Class B(3)..................                                                  November 1, 1996
Class 2.....................                                                  November 21, 2001
Class O.....................                                                   October 2, 1990



            AGGREGATE TOTAL RETURN -- NEW YORK TAX FREE BOND FUND(1)



CLASS OF SHARES               1-YEAR    5-YEAR    10-YEAR   SINCE INCEPTION    INCEPTION DATE
---------------               ------    ------    -------   ---------------    --------------
Class A.....................                                                  September 8, 1996
Class B.....................                                                  November 19, 2001
Class O.....................                                                  October 29, 2001


                AGGREGATE TOTAL RETURN -- SMALL CAP GROWTH FUND


CLASS OF SHARES                               1-YEAR    SINCE INCEPTION    INCEPTION DATE
---------------                               ------    ---------------    --------------
Class A.....................................                                July 1, 1998
Class B.....................................                                July 1, 1998
Class 2.....................................                                July 1, 1998
Class O.....................................                                July 1, 1998


                 AGGREGATE TOTAL RETURN -- STRATEGIC BOND FUND


CLASS OF SHARES                       1-YEAR    5-YEAR    SINCE INCEPTION    INCEPTION DATE
---------------                       ------    ------    ---------------    --------------
Class A.............................                                        February 22, 1995
Class B.............................                                        February 22, 1995
Class 2.............................                                        February 22, 1995
Class O.............................                                        February 22, 1995



                 AGGREGATE TOTAL RETURN -- U.S. GOVERNMENT FUND



CLASS OF SHARES                       1-YEAR    5-YEAR    SINCE INCEPTION    INCEPTION DATE
---------------                       ------    ------    ---------------    --------------
Class A.............................                                        February 22, 1995
Class B.............................                                        February 22, 1995
Class 2.............................                                        February 22, 1995
Class O.............................                                        February 22, 1995


---------

** Class Shares were not outstanding for the full calendar year.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(1) Total returns are based on the performance of the Fund's predecessor, the Common Stock Fund, adjusted to reflect the estimated total operating expenses and sales charges of the applicable class of the Fund.

(2) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. For periods prior to July 12, 2001, Class B, Class 2 and Class O share performance includes the performance of the respective Fund's Class A shares, adjusted to take into account the deduction of the initial sales charge and/or deferred sales charge applicable to the Class B and Class 2 shares, rather than the initial sales charge applicable to Class A shares, and adjusted to take into account the lack of sales charges for Class O shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, Class 2 and Class O shares are different than those of Class A shares, this blended Class B, Class 2 and Class O share performance is different than the performance of Class B, Class 2 and Class O shares would have been had those classes been offered for the entire period.

(3) Class B Shares of New York Municipal Money Market Fund have been fully redeemed as of November 2, 2001.

From time to time a Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas prescribed by the SEC:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)
        P(1+T)'pp'n = ATV[u]D
Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return (after taxes on distributions) n = number of years
  ATV[u]D = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption


The following tables set forth the average total return after taxes on distributions for the class of shares in existence for the longest period of time for the All Cap Value Fund, Asia Growth Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2001 and reflect the effects of the maximum sales charge applicable to the class payable by an investor, redemption of shares at the end of the period, and the reinvestment of distributions and dividends. The average annual total return after taxes on distributions for Cash Management Fund and New York Municipal Money Market Fund are not shown. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.

    AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- ALL CAP VALUE FUND



                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class B....................................                               November 8, 2001
Class O....................................                               October 15, 2001


     AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- ASIA GROWTH FUND


                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                               May 6, 1996


       AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- BALANCED FUND


                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                            September 11, 1995



 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- CALIFORNIA TAX FREE BOND
                                    FUND(1)



                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                               November 2, 1998


       AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- CAPITAL FUND


CLASS OF SHARES                                           1-YEAR        5-YEAR        10-YEAR
---------------                                           ------        ------        -------
Class O...............................................


   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- HIGH YIELD BOND FUND


                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                            February 22, 1995


 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- INTERNATIONAL EQUITY FUND


                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                               October 25, 1999


   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- INVESTORS VALUE FUND


CLASS OF SHARES                                           1-YEAR        5-YEAR        10-YEAR
---------------                                           ------        ------        -------
Class O...............................................



AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- LARGE CAP CORE EQUITY FUND



                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class O....................................                               October 15, 2001


   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- LARGE CAP GROWTH FUND


                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                               October 25, 1999

     AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- MID CAP FUND (2)



                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                              November 30, 2001
Class B....................................                              December 18, 2001
Class O....................................                              September 10, 2001



  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- NATIONAL TAX FREE BOND
                                    FUND(1)



                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                             August 17, 1995



  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- NEW YORK TAX FREE BOND
                                    FUND(1)



CLASS OF SHARES                                           1-YEAR        5-YEAR        10-YEAR
---------------                                           ------        ------        -------
Class A...............................................


   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- SMALL CAP GROWTH FUND


                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                                 July 1, 1998


    AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- STRATEGIC BOND FUND


                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                            February 22, 1995



   AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS -- U.S. GOVERNMENT FUND



                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                            February 22, 1995


---------

    (1) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect.


    (2) Because total returns prior to the inception date of the Fund are based on the performance of the Mid Cap Fund's predecessor, the Common Stock Fund, and the Common Stock Fund was subject to different tax treatment than the Fund, the Mid Cap Fund can only show average total return after taxes on distribution for its one year and since inception periods.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

        P(1+T)'pp'n = ATV[u]DR

Where:  P = a hypothetical initial payment of $1,000.
        T = average total return (after taxes on distributions and redemption) n = number of years
    ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption

The following tables set forth the average total return after taxes on distributions for the class of shares in existence for the longest period of time for the All Cap Value Fund, Asia Growth Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Small Cap Growth Fund and Strategic Bond Fund and U.S. Government Fund (after management fee waiver and reimbursement of certain expenses) for certain periods of time ending December 31, 2002 and reflect the effects of the maximum sales charge applicable to the class payable by an investor, redemption of shares at the end of the period, and the reinvestment of distributions and dividends. The average annual total return after taxes on distributions for Cash Management Fund and New York Municipal Money Market Fund are not shown. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Fund's investment objectives and policies as well as the risks incurred in each Fund's investment practices.



  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- ALL CAP
                                   VALUE FUND



                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class B....................................                               November 8, 2001
Class O....................................                               October 15, 2001


AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- ASIA GROWTH
                                      FUND


                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                               May 6, 1996


 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- BALANCED
                                      FUND


                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                            September 11, 1995



             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                REDEMPTIONS -- CALIFORNIA TAX FREE BOND FUND(1)



                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                               November 2, 1998


  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- CAPITAL
                                      FUND


CLASS OF SHARES                                           1-YEAR        5-YEAR        10-YEAR
---------------                                           ------        ------        -------
Class O...............................................


AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- HIGH YIELD
                                   BOND FUND


                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                            February 22, 1995


             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                    REDEMPTIONS -- INTERNATIONAL EQUITY FUND


                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                               October 25, 1999

 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- INVESTORS
                                   VALUE FUND


CLASS OF SHARES                                           1-YEAR        5-YEAR        10-YEAR
---------------                                           ------        ------        -------
Class O...............................................



             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                   REDEMPTIONS -- LARGE CAP CORE EQUITY FUND



                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class O....................................                               October 15, 2001


 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- LARGE CAP
                                  GROWTH FUND


                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                               October 25, 1999



  AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- MID CAP
                                    FUND(2)



                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                              November 30, 2001
Class B....................................                              December 18, 2001
Class O....................................                              September 10, 2001



             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                 REDEMPTIONS -- NATIONAL TAX FREE BOND FUND(1)



                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                             August 17, 1995



             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                 REDEMPTIONS -- NEW YORK TAX FREE BOND FUND(1)



CLASS OF SHARES                                           1-YEAR        5-YEAR        10-YEAR
---------------                                           ------        ------        -------
Class A...............................................


 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- SMALL CAP
                                  GROWTH FUND


                                                              SINCE
CLASS OF SHARES                                1-YEAR       INCEPTION      INCEPTION DATE
---------------                                ------       ---------      --------------
Class A....................................                                 July 1, 1998


 AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS -- STRATEGIC
                                   BOND FUND


                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                            February 22, 1995



             AVERAGE TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND
                      REDEMPTIONS -- U.S. GOVERNMENT FUND



                                                                  SINCE
CLASS OF SHARES                      1-YEAR        5-YEAR       INCEPTION      INCEPTION DATE
---------------                      ------        ------       ---------      --------------
Class A..........................                                            February 22, 1995


                                                        (footnotes on next page)

(footnotes from previous page)

(1) All outstanding shares of the Funds were designated Class A shares on July 12, 2001. Prior to July 12, 2001, there were no sales charges on the purchase or sale of a Fund's shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect.


(2) Because total returns prior to the inception date of the Fund are based on the performance of the Mid Cap Fund's predecessor, the Common Stock Fund, and the Common Stock Fund was subject to different tax treatment than the Fund, the Mid Cap Fund can only show average total return after taxes on distribution and redemptions for its one year and since inception periods.


The Funds may illustrate in advertising materials: (a) the use of a Payroll Deduction Plan as a convenient way for business owners to help their employees set up either IRA or voluntary mutual fund accounts; (b) retirement planning through employee contributions and/or salary reductions to show that employees may have the opportunity to save for retirement and reduce taxes by electing to defer a portion of their salary into a special mutual fund IRA account; and
(c) that Uniform Gift to Minors Act accounts may be used as a vehicle for saving for a child's financial future, including statements to the effect that upon reaching the age of majority, such custodial accounts become the child's property.

YIELD

From time to time the Funds may make available information as to its yield and effective yield. The yield of a Fund refers to the income generated by an investment in each such Fund over a certain period, which period will be stated in the advertisement. This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested in shares of the same class. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

YIELD CALCULATION FOR CASH MANAGEMENT FUND AND NEW YORK MUNICIPAL MONEY MARKET FUND

    7-Day Yield. The 7-day yield calculation for each class of Cash Management Fund and the New York Municipal Money Market Fund is computed based on the 7 day calendar period, by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return (the 'Base Period Return'). Then multiply the Base Period Return by (365/7).

    Effective Yield. The effective yield calculation for each of Cash Management Fund and New York Municipal Money Market Fund is determined as follows:

                Effective Yield = [(Base Period Return +1)'pp'365/7]-1.

    For the effective yield calculation, the Base Period Return is determined in the same manner as described above under 7-Day Yield.

    Tax Equivalent Current Yield. The tax equivalent current yield calculation for each of Cash Management Fund and New York Municipal Money Market Fund is determined by dividing that portion of the Fund's 7-day Yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

    Tax Equivalent Effective Yield. The tax equivalent effective yield calculation for each of Cash Management Fund and New York Municipal Money Market Fund is determined by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any of the Fund's effective yield that is not tax-exempt.

    The following table sets forth the 7-day yield for each class of shares of the Cash Management Fund and New York Municipal Money Market Fund for the seven-day period ended December 31, 2002.



                                                                                            EFFECTIVE
                          FUND                            CLASS OF SHARES    7-DAY YIELD      YIELD
                          ----                            ---------------    -----------      -----
Cash Management Fund....................................   Class A
                                                           Class B
                                                           Class 2
                                                           Class O
New York Municipal Money Market Fund.....................  Class A
                                                           Class B*                 N/A         N/A
                                                           Class 2
                                                           Class O


---------

* Class B Shares of New York Municipal Money Market Fund have been fully redeemed as of November 2, 2001.

    In periods of declining interest rates the yield of the Cash Management Fund and the New York Municipal Money Market Fund will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the yield will tend to be somewhat lower. Also when interest rates are falling, the inflow of net new money to the Cash Management Fund and the New York Municipal Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of these Funds' portfolios, thereby reducing these Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

YIELD CALCULATION FOR FUNDS OTHER THAN CASH MANAGEMENT FUND AND NEW YORK MUNICIPAL MONEY MARKET FUND

    30-day Yield. The Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

                   YIELD = 2[([(a-b/(c x d))] + 1)'pp'6 - 1], where

        a = dividends and interest earned during the period

        b = expenses accrued for the period (net of reimbursement)

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends

        d = the maximum offering price per share on the last day of the period

For the purpose of determining the interest earned (variable 'a' in the formula) on debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Tax Equivalent Yield. The tax equivalent yield for each Fund other than Cash Management Fund and the New York Municipal Money Market Fund is determined by dividing that portion of the Fund's yield (as calculated above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, of any, of the Fund's yield that is not tax-exempt.

Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

                              SHAREHOLDER SERVICES

    Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

    The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

    Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

    All accounts involved in a telephone exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

    The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund and its shareholders. Accordingly, if the Investment Manager in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges to that investor or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Salomon Brothers Investment Series. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor.

    During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of a Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a Fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, a Fund or PFPC upon written notice.

    The Automatic Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic

Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013.

    Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class 2 shares, if an investor redeems Class B or Class 2 shares and pays a deferred sales charge upon redemption, and then uses those proceeds to purchase Class B or Class 2 shares of any Fund within 60 days, the Class B or Class 2 shares purchased will be credited with any deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

    Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

    Self Employed Retirement Plans. Certain Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

    Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

    For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

    Individual Retirement Accounts. Certain Funds offer a prototype individual retirement account ('IRA'), which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

    Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

    Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

    For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                ACCOUNT SERVICES

Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund and the New York Municipal Money Market Fund who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this SAI with any questions relating to their investment in shares of such Fund.

                                 CAPITAL STOCK

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply. Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in the Prospectus and the SAI about another Fund listed in the Prospectus or SAI.

Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder.

Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable charter documents, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

As used in this SAI and the Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

SERIES FUNDS, CAPITAL FUND AND INVESTORS VALUE FUND

Salomon Brothers Series Funds Inc was incorporated in Maryland on April 17, 1990. The authorized capital stock of Salomon Brothers Series Funds Inc. consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Articles of Incorporation and Articles Supplementary of Salomon Brothers Series Funds Inc, the Directors have authorized the issuance of thirteen series of shares. One of the series, named the Salomon Brothers Institutional Money

Market Fund, is not included in this SAI. The other 12 series each represent shares in one of twelve Series Funds; namely, All Cap Value Fund, Asia Growth Fund, Balanced Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, and U.S. Government Fund. The assets of each Fund are segregated and separately managed. The Board of Salomon Brothers Series Funds Inc may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.


The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

The Investors Value Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.

All shares of each Series Fund have equal voting rights and will be voted in the aggregate, and not by Fund or class, except where voting by series or class is required by law or where the matter involved affects only one Fund or class.

Under the corporate law of Maryland and the By-Laws of each of these Funds, the Funds are not required to, and do not currently intend to hold, annual meetings of shareholders for the election of Directors except as required under the 1940 Act.

The shares of the Investors Value Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

SALOMON FUNDS TRUST


Each of California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund are series of Salomon Funds Trust (the 'Trust'). The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. Effective July 12, 2001, the Trust's name was changed to Salomon Funds Trust.



Prior to March 2, 1998, the National Fund was called Landmark National Tax Free Income Fund, and the New York Fund was called Landmark New York Tax Free Income Fund. From March 2, 1998 until September 4, 2000 the California Fund was called CitiFunds California Tax Free Income Portfolio, the National Fund was called CitiFunds National Tax Free Income Portfolio, and the New York Fund was called CitiFunds New York Tax Free Income Portfolio. From September 4, 2000 to July 12, 2001, the California Fund was called Citi California Tax Free Income Fund, the National Fund was called Citi National Tax Free Income Fund, and the New York Fund was called Citi New York Tax Free Income Fund. From July 12, 2001 to September 6, 2002 the California Fund was called Salomon Brothers California Tax Free Income Fund, the National Fund was called Salomon Brothers National Tax Free Income Fund and the New York Fund was called Salomon Brothers New York Tax Free Income Fund. The assets of each Fund are segregated and separately managed.


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each Fund and other series and to divide or combine the shares of any Fund or other series of the Trust into a greater or lesser number of shares of that Fund or series without thereby changing the proportionate beneficial interests in that series and to divide such Fund or series into classes. The Trust has reserved the right to create and issue additional series and classes of shares.

All shares of each Fund have equal voting rights. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series vote together in the election or selection of Trustees. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's outstanding shares (or the affected series) would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (a) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (b) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The shares of the Funds have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Trustees.

The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are issued only upon a shareholder's written request to the Trust's sub-transfer agent.

At any meeting of shareholders of the Trust or of any Fund or other series of the Trust, any financial intermediary through which shares are held may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions received for all other shares of which that financial intermediary is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                          CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ('State Street'), located at 225 Franklin Street, Boston, MA 02110, currently serves as custodian for each of Fund other than the Asia Growth Fund. The Chase Manhattan Bank, N.A. ('Chase Manhattan'), located at 4 Chase Metro Tech Center, Brooklyn, NY 11245, serves as custodian for the Asia Growth Fund. Each of Chase Manhattan and State Street (each a 'Custodian'), among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The Custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.


Citicorp Trust Bank, fsb ('CTB') formerly known as Travelers Bank & Trust, fsb, located at 125 Broad Street, New York, New York 10004, acts as transfer agent for each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. As the Fund's transfer agent, Travelers registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, Travelers receives a monthly fee for out-of-pocket expenses.


PFPC Global Fund Services, Inc. ('PFPC'), located at P.O. Box 9764, Providence, RI 02940-9764, serves as the transfer agent for the Series Funds, the Capital Fund and the Investors Value Fund. As a Fund's transfer agent, PFPC registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.


PFPC also serves as the sub-transfer agent for each of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds, and distributes dividends and distributions payable by the Funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for out-of-pocket expenses.


                            INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of filings for the Series Funds, Capital Fund and Investors Value Fund. The financial statements and financial highlights incorporated by reference for these Funds in the Prospectus and SAI have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.


KPMG LLP, independent auditors, 757 Third Avenue, New York, NY 10017, serves as auditors of the California Tax Free Bond Fund, Mid Cap Fund, National Tax Free Bond Fund and New York


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


Tax Free Bond Fund and renders opinions on the Funds' financial statements. Prior to February 2, 2001, Deloitte & Touche LLP served as the independent accountants for these Funds. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02116.


                                    COUNSEL

Simpson Thacher & Bartlett serves as counsel to the Series Funds, the Capital Fund and the Investors Value Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. Piper Rudnick L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares of the Series Funds, the Capital Fund and the Investors Value Fund being offered for sale pursuant to the Funds' Prospectus.


Bingham McCutchen LLP serves as counsel to the California Tax Free Bond Fund, the Mid Cap Fund, the National Tax Free Bond Fund and the New York Tax Free BondFund, and is located at 150 Federal Street, Boston, Massachusetts 02110.


                              FINANCIAL STATEMENTS


The audited financial statements of each of the All Cap Value Fund, Asia Growth Fund, Balanced Fund, California Tax Free Bond Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, International Equity Fund, Investors Value Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Mid Cap Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund, Small Cap Growth Fund, Strategic Bond Fund and U.S. Government Fund for the fiscal year ended December 31, 2002 contained in the 2002 Annual Reports of the Investment Series, are incorporated by reference into this SAI.


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                                   APPENDIX A
       ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS




The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the 'State') and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Salomon Brothers California Tax Free Bond Fund is not responsible for the accuracy or timeliness of this information.



                              RECENT DEVELOPMENTS



In January 2003, Governor Gray Davis said that 'California now faces the most serious fiscal challenge in its history . . . With the pace of both the national and state economies continuing to languish, and no significant rebound in sight, California has experienced the most dramatic decline in revenues since World War
II. . . .' The State believes that the decline in revenues is attributable in large part to declines in personal income tax receipts, principally due to reduced stock-market related income tax revenues, such as capital gains realizations and stock option income, in a state that derives a large share of its revenue from a sharply progressive personal income tax. The State estimates that stock market-related personal income tax revenue declined from $17.6 billion in fiscal year 2000-01 to $8.2 billion in fiscal year 2001-02, a 53% decline. At the start of 2003, the State's overall economy was stagnant, with slow growth projected for 2003 and moderate growth in 2004.



In the budget for the 2002-03 fiscal year (July 1, 2002 to June 30, 2003), the Governor and the Legislature addressed the continuing decline in tax revenues primarily with a combination of expenditure reductions and one-time actions, such as bond and asset sales, expenditure deferrals and interfund transfers and loans. However, during the year it became apparent that budgeted expenditures would exceed projected revenues, and Governor Davis convened a special session of the Legislature in December 2002 to consider corrective actions. As of February 5, 2003, the Legislature had adopted certain mid-year budget corrections, but they differed in some significant respects from the Governor's proposals, and the Governor may not approve all of them.



As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. During the 2002-03 fiscal year, the State retired $7.5 billion of short-term obligations issued near the end of the preceding fiscal year and issued $12.5 billion of short-term obligations maturing in June 2003. The State's cash flow projections released in January 2003 indicated that the short-term obligations, maturing in June 2003, can be repaid without rollover borrowings. However, the State recognizes that the necessity for rollover borrowings depends upon cash receipts and disbursements for the remainder of the fiscal year, including action on the Governor's mid-year budget correction proposals. Also, additional borrowings may be necessary to provide cash resources necessary to pay the State's obligations during the first few months of the fiscal year that begins on July 1, 2003.



                            RATING AGENCIES' ACTIONS



As of          , 2003, Fitch, Moody's and Standard & Poor's assigned the State's
a general obligation bond municipal bond ratings of     ,     , and     ,
respectively. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised again or withdrawn entirely by a rating agency if, in the judgment of such rating agency, circumstances so warrant. Additional revisions or withdrawals of ratings could have adverse effects on the market price of the State's general obligation bonds.


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                                  STATE BUDGET



FISCAL YEAR 2002-03 BUDGET



Background. The 2002-03 Governor's Budget, released on January 10, 2002, projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.



The May Revision to the 2002-03 Governor's Budget, released in May 2002, projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 200203 rose from the $12.5 billion estimated in January to $23.6 billion.



2002 Budget Act. The 2002 Budget Act was signed by the Governor on September 5, 2002. The budget bill passed by the Legislature did not differ substantially from the Governor's May Revision proposal. The Governor only vetoed $219 million of General Fund expenditures from the budget bill passed by the Legislature. The 2002 Budget Act initially projected total General Fund revenues and transfers to be $79.2 billion in 2002-03 ($67.9 billion from the three largest sources) and total General Fund expenditures to be $76.7 billion in 2002-03. The 2002 Budget Act also included Special Fund expenditures of $19.3 billion, with expected Special Fund revenues of $14.7 billion, and $2.8 billion of Bond Fund expenditures. The 2002 Budget Act assumed a General Fund budget reserve of about $1 billion.



The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes:



     1. Program cost savings in the 2001-02 and 2002-03 fiscal years were expected to total about $7.458 billion. This included the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature. The largest savings occurred in education, health, social services and State operations, and included deferral or elimination of previously enacted program expansions and elimination of workload and cost of living adjustments in numerous programs. The cost savings included $750 million in unallocated reductions to State operations, which the Administration was directed to implement. The reductions also included a projected saving of $285 million from early retirement incentives and $75 million from the elimination of vacant positions. As of January 2003, with release of the 2003-04 Governor's Budget, it appears some of these savings, such as from the early retirement plan, will not be realized. Only about $300 million of the $750 million unallocated reductions in State operations are now expected to be achieved.



     2. The receipt of $4.5 billion in 2002-03 from the securitization (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale was scheduled to close in two segments. The first sale closed in January 2003, producing General Fund revenues of $2.5 billion; the second sale is expected to occur in April 2003 and generate up to $2.0 billion of General Fund revenues.



     3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds. These long-term loans are not included in reports of inter-fund borrowing.



     4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.



     5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the net operating loss provisions in current law.



     6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from


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


    2002-03 to early 2003-04. These deferrals were not expected to significantly impact underlying programs.



    7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from the Treasurer's Debt Restructuring Plan to amortize the State's long-term debt to more closely approximate level annual debt service costs rather than the level annual principal. The plan also included the issuance of refunding debt to pay selected maturities of general obligation bonds due between February 2002 and June 2004. The savings identified here are from the first of two phases of refunding bonds; the second phase will reduce costs in fiscal year 2003-04.



    8. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion. It now appears only about $500 million of these funds will be received.



    9. Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million). Federal Tax Conformity and Tax Compliance includes revenue generated from the following: (a) the conformity of California tax law with federal tax law regarding accounting for bad debt reserves for large banks,
    (b) the pension and individual retirement account conformity package included in the Governor's Budget, which was passed by the Legislature and signed by the Governor on May 8, 2002, (c) waiving penalties and interest on delinquent accounts, (d) increasing collections activities, (e) ensuring proper auditing of tax credits and (f) improving the effectiveness of the tax protest and settlement programs.



    10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.



Other elements of the final budget agreement were enactment of ACA 11 and a law requiring spending in the 2003-04 fiscal year not to exceed revenues in the year.



Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget Act contained the following major components. As described under 'Continuing Budget Shortfall' below, virtually all of these spending programs are under review for mid-year reductions or adjustments:



    1. Total K-12 spending increased 2.8 percent from the revised 2001-02 estimates. K-12 schools were initially funded above the minimum requirement under Proposition 98 at the Test 2 level, and funding was provided for statutory growth and cost-of-living adjustments. Total K-12 spending per pupil was expected to increase from $6,610 in 2001-02 to $7,067 in 2002-03. In addition, the 2002 Budget Act initially preserved funding for key education initiatives including instructional materials, professional development, and school improvement. The 2002 Budget also included a $143 million set-aside for increased costs in existing education programs. (The severe drop in revenues for 2002-03 reduced the Proposition 98 guarantee amount, and actions are being considered to reduce current-year Proposition 98 expenditures to match revenues more closely.)



    2. Funding for higher education decreased by a modest 0.2 percent in 2002-03 compared to the revised 2001-02 estimates. Despite this decrease, the 2002 Budget Act fully funded enrollment increases at the University of California, California State University and the Community Colleges. The 2002 Budget Act continued funding for a new University of California campus in Merced.



    3. The 2002 Budget Act included $308 million for local public safety programs, including the Citizens' Option for Public Safety, juvenile justice crime prevention, high technology law enforcement, rural and small county law enforcement, and booking fees.



    4. The 2002 Budget Act continued to limit the growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the

    6,600 positions eliminated by the Administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004).



    5. Although funding for youth and adult corrections decreased by 4.7 percent from the previous year, the 2002 Budget Act sustained funding for public safety. While total funding for health and human services decreased by 2.1 percent, the 2002 Budget Act funded health insurance coverage for children and critical care programs for seniors.



    6. There were no significant tax increases and no significant reductions in support for local governments. The 2002 Budget Act included a one-time shift of $75 million in property taxes from redevelopment agencies to schools that would reduce State aid to schools by a like amount.



CONTINUING BUDGET SHORTFALL



Within a few months after the 2002 Budget Act was adopted, it became evident that economic growth, which had been expected to accelerate in the second half of 2002 and into 2003, was instead remaining stagnant, with net job losses statewide. As a result, revenue projections for the 2002-03 fiscal year were substantially overstated. In mid-November 2002, the Legislative Analyst issued a report (the 'LAO Report') indicating that, absent corrective actions, the General Fund would have a budget deficit of about $6.1 billion by the end of the 2002-03 fiscal year (compared to the $1 billion reserve balance predicted in the 2002 Budget Act) and a cumulative budget deficit over $21 billion by the end of the 2003-04 fiscal year. Furthermore, even given accelerating economic growth in 2003 and beyond (which is not assured), there would, unless corrective actions were taken, continue to be a substantial deficit between revenues and expenditures, in a potential range from $12-16 billion annually, through at least fiscal year 2007-08.



The principal causes of the continuing fiscal difficulty were identified in the LAO Report as (i) the use of so many one-time budget solutions to resolve the $23.6 billion gap in the 200203 Budget, without enough emphasis on closing the 'structural deficit' between ongoing revenue sources (taxes) and ongoing expenditure commitments, (ii) the likelihood that some of the assumptions in the 2002 Budget Act would not be met (these two items totaling about $10 billion), and (iii) a significant downward revision in revenue estimates (totaling about $11 billion over the two-year period).



In the summer of 2002, the Governor notified all State agencies to prepare 2003-04 budget proposals for a minimum of 20 percent cut in funding. On November 21, 2002, the Governor further directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions, to cancel, postpone or amend contracts, grants, purchase orders and similar commitments, to eliminate additional non-essential vacant positions, to delay construction or signing of new leases for space, to cancel or postpone non-essential trips, and to generate new proposals for current year program reductions.



Shortly after the LAO Report was released, the Governor announced that the Administration also projected a substantial budget gap in 2002-03 and 2003-04, and he called a special session of the Legislature to begin on December 9, 2002, to consider legislation for midyear spending cuts and other budgetary actions. On December 6, 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion, of which $3.4 billion would be seen in 2002-03 and the balance in 2003-04 ('Mid-Year Spending Reduction Proposal'). The proposal contained about $8.7 billion of spending reductions, $725 million of transfers and loans, and $816 million of funding shifts, primarily to bond funds. The largest cuts were in the areas of education at all levels ($3.8 billion), health and social services ($2.0 billion), general and local government assistance ($1.9 billion) and transportation ($1.7 billion). Significantly, the Governor proposed to reduce the Proposition 98 guarantee and funding for school districts in 2002-03 to reflect the reduced revenues in the year.



The Legislature began to consider these proposals in conjunction with the full Governor's Budget proposal released on January 10, 2003. Certain of the proposals require two-thirds approval of each house of the Legislature. As of February 5, 2003, the Legislature had adopted certain budget corrections, but they differed in some significant respects from the Governor's proposals, and the Governor may not approve all of them. There can be no assurance which of the Governor's Mid-Year Spending Reduction Proposals will be adopted.



FISCAL YEAR 2003-04 BUDGET



The 2003-04 Governor's Budget, released on January 10, 2003, projected a significant downward revision in State revenues as a result of the longer than expected economic recovery. The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26 percent in 2001-02 and are expected to decline by another 0.5 percent in 2002-03. As a result, the Administration projected a $34.6 billion budget shortfall for 2002-03 and 2003-04.



The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to the personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included about $2.8 billion of transfers and loans.



The Administration proposed the following major actions to close the $34.6 billion budget shortfall for the 2002-03 and 2003-04 fiscal years combined:



    1. Expenditure reductions totaling $20.7 billion ($9.0 billion included in the Mid-Year Spending Reduction Proposals). This amount included reductions of $6.2 billion for K-12 education, $2.1 billion for higher education, $3.3 billion for health and human services, and $2.7 billion for general government. This amount also included $4.2 billion of savings from reducing the vehicle license fee backfill to cities and counties.



    2. General Fund savings totaling $8.2 billion due to the realignment of various programs ($192 million included in the Mid-Year Spending Reduction Proposals), including Mental Health and Substance Abuse, Children and Youth, Healthy Communities, Long-Term Care and Court Security. Under realignment, the responsibility for these programs would be transferred to the cities and counties, and the State-local cost ratios for some programs would be changed. Realignment was estimated to cost counties and trial courts $8.3 billion. However, the Budget also proposed revenue increases to support the increased financial obligations of counties under realignment ($4.6 billion from a one-cent sales tax increase, $2.6 billion from the addition of 10 percent and 11 percent personal income tax brackets, and $1.2 billion from a $1.10 cigarette tax increase).



    3. Fund shifts from the General Fund to other fund sources totaling $1.9 billion ($816 million included in the Mid-Year Spending Reduction Proposals).



    4. Transfers and other revenue of $2.1 billion ($200 million included in the Mid-Year Spending Reduction Proposals). This amount included $1.5 billion from revenue sharing agreements that are anticipated to result from compact negotiations with the Indian tribes.



    5. Loans and borrowing of $1.7 billion ($25 million included in the Mid-Year Spending Reduction Proposals).



Many of these proposals are controversial and there can be no assurance which will eventually be enacted by the Legislature. The Governor also proposed consideration of reforms in the State and local government fiscal structure to try to avoid future budget crises like the one now facing the State, including among others, restoration of Executive Branch authority to make mid-year budget adjustments, creation of a reserve fund for proceeds from extraordinary revenue growth to be spent for one-time purposes, rebalance of the State's revenue portfolio to achieve a more stable mix of major revenue sources, and review of statutory mandates. The Governor will convene the bi-partisan legislative leadership in February to discuss the proposals and solicit other reform proposals for consideration.



The Legislative Analyst's Office released a report following publication of the 2002-03 Governor's Budget, in which the two-year budget gap was projected to be around $26 billion, as compared to the Governor's estimate of $34.6 billion. About $3 billion of the difference was attributed to somewhat more optimistic economic and revenue forecasts by the LAO, compared to the Department of Finance. The balance of the difference, about $5.5 billion, represented a difference in methods and timing by which the two agencies identified future spending requirements; this difference does not impact actual budgetary solutions, as the Governor had proposed spending reductions to offset the higher estimate of program requirements.



Final action on budget adjustments for 2002-03 and enactment of the 2003 Budget Act will occur following negotiations between the Legislature and the Governor over the coming months. Additional estimates and proposals will be contained in the May Revision to the 2003-04 Governor's Budget, to be released on May 14, 2003.



                  CONSTITUTIONAL LIMITS ON SPENDING AND TAXES



STATE APPROPRIATIONS LIMIT



The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the 'Appropriations Limit'). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.



Article XIII B prohibits the State from spending 'appropriations subject to limitation' in excess of the Appropriations Limit. 'Appropriations subject to limitation,' with respect to the State, are authorizations to spend 'proceeds of taxes,' which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed 'the cost reasonably borne by that entity in providing the regulation, product or service,' but 'proceeds of taxes' exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not 'proceeds of taxes,' such as reasonable user charges or fees and certain other non-tax funds.



There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.



The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ('K-14') districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate 'proceeds of taxes' received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.



The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.



Because of the extraordinary surge of revenues in 1999-00, the State exceeded its Appropriations Limit by $975 million in that year. Since the excess revenues are calculated over a two-year period, there were no excess revenues for the combined 1999-00 and 2000-01 fiscal years.


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


As of the release of the 2002 Budget Act, the Department of Finance projects the State's Appropriations Limit to be $16.473 and $10.611 billion under the State Appropriations Limit in fiscal years 2001-02 and 2002-03, respectively.



PROPOSITION 98



On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the 'Classroom Instructional Improvement and Accountability Act.' Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-14 schools the greater of (a) in general, a fixed percent of General Fund revenues ('Test 1'), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ('Test 2'), or (c) a third test, which would replace Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ('Test 3'). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a 'credit' to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.



Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be
40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools. Proposition 98 permits the Legislature, by two-thirds vote of both houses with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools.



In the fiscal years 1994-95 through 2002-03, increasing total revenues along with policy decisions to increase K-14 appropriations resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 grew by more than 62.4 percent since 1994-95, to an estimated $7,067 per pupil in 2002-03.



The State's emphasis on improving education resources has resulted in estimated K-12 spending of $6,708 per-pupil in 2003-04, more than 54 percent above the 1994-95 level. Total revenues (General Fund subject to the State Appropriations Limit (SAL) and local property taxes) have increased significantly since 1994-95. However, in the 2003-04 fiscal year, the projected level of General Fund SAL revenue decreased $6.3 billion since the 2002 Budget Act. This decrease in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $31.6 billion to approximately $28.9 billion. As a result of this decrease in the calculated minimum, the 2003-04 Governor's Budget proposes funding for K-14 education at the minimum guarantee funding level in 2002-03. The revised 2002-03 Proposition 98 appropriations also reflect a mid-year proposal to reduce appropriations by approximately $2.6 billion.



The revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $991 million. The General Fund share of the guarantee will decrease approximately $672 million, from $28.9 billion in 2002-03 to $28.2 billion in 2003-04. Despite this decline in the General Fund share of the guarantee, the 2003-04 Governor's Budget proposes to fully fund enrollment growth. The 2003-04 Governor's Budget also proposes total funding for K-14 education of approximately $44.1 billion ($6,708 per K-12 pupil), an increase of
2.6 percent compared to the revised 2002-03 level adjusted for the child care realignment proposal.


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SOURCES OF TAX REVENUE



The following is a summary of the State's major revenue sources.



PERSONAL INCOME TAX



The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1.0 to 9.3 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ('AMT'), which is much like the federal AMT.



Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, had become a larger component of personal income taxes over the last several years. For example, these two income sources contributed almost a quarter of all General Fund tax revenue in 2000-01, a dramatic increase from their 5.6 percent share in 1995-96. The increasing influence that these stock market-related income sources have had on personal income tax revenues over the past few years has added a significant dimension of volatility to this revenue source and just as the State's remarkable revenue growth in recent years was driven by stock-market related gains, the current drop largely reflects the market's decline. For instance, the May revision for the 2002 Budget Act projected these sources to decline to approximately 11 percent and 9 percent of General Fund tax revenues in the 2001-02 and 2002-03 fiscal years, respectively.



The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.



SALES TAX



The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Pursuant to federal law, out-of-state sales to Californians over the internet are not taxed by the State at this time. The breakdown of the basic 7.25 percent rate imposed on a statewide basis in 2002 is:



     5.00 percent represents the State General Fund tax rate.



     2.00 percent is dedicated to cities and counties.



     0.25 percent is dedicated to county transit systems.



Legislation in July 1991 raised the sales tax rate by 1.25 percent to its current level. Of this amount, 0.25 percent was added to the General Fund tax rate, and the balance was dedicated to cities and counties. One-half percent was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. Another 0.5 percent of the State General Fund tax rate that was scheduled to terminate after June 30, 1993, was extended until December 31, 1993, and allocated to local agencies for public safety programs. Voters in a special election on November 2, 1993, approved a constitutional amendment to permanently extend this 0.5 percent sales tax for local public safety programs.



Pursuant to prior law, 0.25 percent of a basic 5.00 percent State tax rate could be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years exceeded 4 percent of General Fund revenues. The 0.25 percent rate would be reinstated if the Director of Finance subsequently determined that the reserve would not exceed 4 percent of General Fund revenues. Pursuant to this law, a 0.25 percent cut in the State sales tax occurred on January 1, 2001.


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


Legislation enacted as part of the 2001-02 Budget revised this test to provide that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year beginning on and after January 1, 2002, upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve is expected to exceed 3 percent of revenues in that fiscal year and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The reserve was not sufficient to trigger an additional year of reduction for calendar year 2002 or 2003. The 2003-04 Governor's Budget forecast estimates that the reserve level will again be insufficient to trigger a reduction for calendar year 2004.



CORPORATION TAX



Corporation tax revenues are derived from the following taxes:



    1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.



    2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.



    3. The alternative minimum tax ('AMT') is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.



    4. A minimum franchise tax of $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.



    5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.



Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB
2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ('NOL') that can be carried forward from 65 percent to 100 percent beginning January 1, 2004, for NOLs generated after that date. About 75 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.



The 2003-04 Governor's Budget proposes to (1) prevent banks from utilizing Regulated Investment Companies to avoid California tax by improperly sheltering income; (2) clarify that the Manufacturers' Investment Credit (MIC) is intended to apply to manufacturing activities as specified in the Standard Industrial Code; (3) extend the sunset date of the MIC; and (4) clarify that current law does not allow Subpart F income to be excluded from a water's edge combined report. These proposals are estimated to generate $95 million of additional revenue in 2003-04, if approved by the Legislature.



INSURANCE TAX



The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.


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


OTHER TAXES



Other General Fund major taxes and licenses include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes, Horse Racing Revenues and Trailer Coach License Fees.



The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal Act sunset after 2010, at that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent.



Special Fund Revenues



The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, special fund revenues comprise three categories of income:



    1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.



    2. Charges for special services to specific functions, including such items as business and professional license fees.



    3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).



Motor vehicle related taxes and fees accounted for about 41 percent of all special fund revenues and transfers in 2001-02. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2001-02, $7.1 billion was derived from the ownership or operation of motor vehicles. This was 15 percent below the 2000-01 level. About $3.1 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. These amounts include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.



Vehicle License Fee



Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ('Chapter 322'), established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25 percent beginning January 1, 1999. Later legislation increased the offset to 35 percent for 2000 and the first half of calendar year 2001. Beginning July 1, 2001, the offset was permanently increased to 67.5 percent. These offset levels are expected to reduce vehicle license fee revenues by $3.850 billion in fiscal year 2002-03 and $3.916 billion in 200304. The amount will be adjusted thereafter as vehicle sales activity changes.



Under Chapter 322, a continuous appropriation from the General Fund backfills the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. The 2003-04 Governor's Budget proposes eliminating that portion of the General Fund backfill unrelated to realignment beginning February 2003. This action is expected to reduce General Fund expenditures by $1.26 billion in 2002-03 and $2.93 billion in 2003-04 and result in a commensurate decrease in revenues to local governments.



Taxes on Tobacco Products



On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research and indigent health services, and environmental and recreation programs.



Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes of 50 cents per pack. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. Thus, this proposition increased the total excise tax on other tobacco products by an amount equivalent to an increase in the cigarette tax of one dollar per pack. There is litigation pending challenging the enactment of these new taxes.



The State excise tax on cigarettes of 87 cents per pack and other tobacco product taxes are earmarked as follows:



     Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.



     Twenty-five cents of the per-pack tax on cigarettes, and the equivalent rates levied on non-cigarette tobacco products, are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs. This portion of the excise tax was imposed on January 1, 1989, as voters approved Proposition 99 of 1988.



     Ten cents of the per-pack tax is allocated to the State's General Fund.



     The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund. Legislation enacted in 1993 added the additional per pack excise tax for the purpose of funding breast cancer research.



The 2003-04 Governor's Budget proposes to increase the tobacco excise tax by $1.10 per pack of cigarettes, to $1.97 per pack, effective July 1, 2003, with the proceeds dedicated to local governments for the increased costs under State-Local Program Realignment. This proposal will also increase the tax on other tobacco products, beginning July 1, 2004, at a rate equivalent to the $1.10 per pack tax increase on cigarettes, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.



TOBACCO LITIGATION



In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the money will be paid to the State, and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).



The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. However, settlement payments are adjusted upward each year at least 3% for inflation. The 'second annual' payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought lawsuits challenging the settlement and seeking damages.


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


During fiscal year 2001-02, the General Fund received $488 million in settlement payments. Of that amount, $86 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. The 2002 Budget forecasts payments to the State totaling $474 million in 2002-03, which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.



Chapter 414, Statutes of 2002, allows the issuance of revenue bonds to generate $4.5 billion for the General Fund during the 2002-03 fiscal year secured by the Tobacco Settlement revenues received by the State beginning in the 2003-04 fiscal year. The proceeds of the sale are anticipated to be received in two segments: $2.5 billion in February 2003(completed) and $2.0 billion in April 2003.



                     PRIOR FISCAL YEARS' FINANCIAL RESULTS



Following a severe recession in the early 1990's, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues (a total of more than $16 billion over these five years) exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.



2000 Budget Act. The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 199900 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties (SFEU) available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments. Because of the State's strong cash position, the Administration did not undertake a revenue anticipation note borrowing in 2000-01.



The 2002-03 Governor's Budget released on January 10, 2002, provided final 2000-01 revenue and expenditures. Expenditures in 2000-01 were $78.0 billion, about $2.0 billion below the 2001 Budget Act estimates, with revenues of $71.4 billion. The 2002-03 Governor's Budget reported that the June 30, 2001 SFEU balance, the budget reserve, was approximately $1.3 billion. This figure recognized the disbursement prior to June 30, 2001, of about $6.2 billion from the General Fund to make loans for the DWR power supply program. (At the time of enactment of the 2001 Budget Act, the Department of Finance had estimated the June 30, 2001 balance in the SFEU at $6.3 billion, but without recognition of the loans as an expenditure for budget purposes.)



2001 Budget Act. The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. It was expected that this could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases would be repaid with interest.



The final estimate of fiscal year 2001-02 revenues and expenditures, included in the 2003-04 Governor's Budget in January 2003, showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.



Within a few months of the start of the 2001-02 fiscal year, the Administration recognized that economic growth and stock market levels were not meeting projections, and that revenues were falling below projections. Accordingly, the Governor imposed an immediate spending freeze for many State agencies in November 2001, and the Legislature approved spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002. Despite these steps, as noted above, the State ended the fiscal year in a substantial deficit.



The 2001 Budget Act as initially enacted included Proposition 98 per pupil spending increases of 4.9 percent. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Health and human services generally were fully funded for anticipated caseload growth. Funding for many of these programs was subsequently reduced as a result of the mid-year corrections noted above.



The 2001 Budget Act altered the six-year transportation funding plan started in the 2001 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline to transportation purposes. This measure was approved by the voters.



                                   LITIGATION



The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of Attorney General.



CONTINUING APPROPRIATION CHALLENGE



Howard Jarvis Taxpayers Association et al. v. Kathleen Connell involves a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. The trial court issued a preliminary injunction which, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. Following an appeal, the Court of Appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in absence of a State budget. Thus the Controller may make payments of principal and interest on State bonds, provided there is a continuing appropriation for such bonds. The Supreme Court has granted the Controller's Petition for Review (Case no. S 108099) on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. The Howard Jarvis Taxpayers Association did not seek review. However, the Supreme Court may consider all of the issues raised in the case.



ACTIONS SEEKING FLOOD-RELATED DAMAGES



In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, (Sacramento County Superior Court, Case no. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has not yet been scheduled. The State is vigorously defending the action.

Paterno v. State of California, is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled that plaintiffs take nothing from defendants. The outcome of this trial controls with regard to the claims of all other plaintiffs. Plaintiffs filed an appeal with the Court of Appeal (Third Appellate District, Case no. C040553), and briefing is underway.



TAX REFUND CASES



The State is involved in the appeal of two refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., and Cigarettes Cheaper!, et al. v. Board of Equalization, et al., which have been consolidated for appeal as McLane/Suneast, et al. v. Board of Equalization, et al. (Court of Appeal, Forth Appellate District, Division 1, Case no. D037599), that challenge the constitutionality of Proposition 10, which established the Children and Families Commission ('CFC') and local county commissions and increased the excise tax on tobacco products for the purpose of funding early childhood development programs through the Commission and local commissions. Plaintiffs contend Proposition 10 is unconstitutional under various provisions of the California Constitution, levies an impermissible double tax on certain tobacco products, and violates numerous other provisions of law. This appeal follows judgment in favor of all defendants as to all counts. There is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.



Four pending cases allege that Revenue and Tax Code section 24402, which establishes a corporate tax deduction for dividends received that is based on the amount of the dividend paying corporation's income subject to California franchise taxes, violates the commerce clause of the United States Constitution. General Motors Corp. v. Franchise Tax Board and Farmer Brothers Company v. Franchise Tax Board were filed in the Los Angeles County Superior Court (Case no. BC269404 and Case no. BC237663, respectively). Microsoft Corporation v. Franchise Tax Board is pending in the San Francisco County Superior Court (Case no. 400 444). Montgomery Ward LLC v. Franchise Tax Board is pending in San Diego Superior Court (Case no. 802767). In two of these cases, General Motors and Farmer Brothers, the trial court has determined that Section 24402 violates the commerce clause. The Farmer Brothers decision has been appealed by the Franchise Tax Board (Court of Appeal, Second Appellate District, Division 1, B160061). An appellate court decision adverse to the State in any of these cases could ultimately result in refunds of approximately $400 million to similarly situated taxpayers, with an ongoing annual loss of revenue of approximately $60 million. The State is vigorously contesting these cases.



Four pending cases challenge, as a violation of the due process and commerce clauses of the United States Constitution the Franchise Tax Board's treatment of gross receipts from corporate sales of short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in Alameda County Superior Court (Case no. 837723-0); Toys 'R' Us, Inc. v. Franchise Tax Board is pending in Sacramento County Superior Court (Case no. 01-AS-04316); Microsoft Corporation v. Franchise Tax Board is the same case described above in the discussion of cases challenging Revenue and Tax Code Section 24402; General Motors Corporation v. Franchise Tax Board is the same case described above in the discussion of cases challenging Revenue and Tax Code Section 24410. Other taxpayers have raised the same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $500 million, with a potential future annual revenue loss of $50 million. The State is vigorously contesting these cases.


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


In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court, Case no. 994985), 117 hospitals claim that certain intravenous sets and diagnostic substances are 'medicines' within the meaning of the Revenue and Tax Code, and thus are exempt from sales and use taxes. The State Board of Equalization ('SBE') does not consider intravenous sets (other than those used primarily for feeding) and diagnostic substances to be medicines and, therefore, those items are subject to sales and use taxes. The trial court ruled in favor of the SBE, and an appeal is expected. Due to a retroactive regulatory change that the SBE adopted during the pendency of this case, specified types of enteral feeding supplies are now exempt from sales and use taxes. Therefore, even if the State prevails on appeal, refunds will be required in the amount of approximately $10 million. Should the plaintiffs ultimately prevail on all contested issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.



In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et al., Real Parties in Interest, (Orange County Superior Court, Case no. 000C003385), the trial court determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as 'Proposition 13'). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or 'recapture' the assessed values of real properties that temporarily decline and then increase in value. Plaintiffs have obtained certification of their action as a class action. The court has not yet rendered a judgment adopting its determination, but a judgment is expected in the near future. This anticipated judgment will bind only the County of Orange and its assessor's office. However, the effects of a final determination by an appellate court, applicable Statewide, that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see 'State Finances-Proposition 98' above) in the amount of several billion dollars.



TOBACCO SETTLEMENT REVENUE CHALLENGES



In FORCES Action Project et al. v. State of California et al. (U.S. Court of Appeals for the Ninth Circuit, Case no. 02-15336), various smokers' rights groups challenge the 1998 Master Settlement Agreement (the 'MSA') as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. The court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue, and also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed, and briefing is now complete. No date for oral argument has been set.



In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al. (U.S. District Court, S.D. New York, Case no. 02 CIV 5068 JFK), six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the MSA and certain other tobacco product manufacturers to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. Plaintiffs claim that these statutes violate the 1st and 14th amendments of the United State Constitution, as well as the commerce clause, and federal antitrust laws. They seek a permanent injunction against implementation and enforcement of these statutes. 'Diligent enforcement' of the escrow deposit statute protects the state from reductions in MSA payments from participating manufacturers who lose market share to nonparticipating manufacturers. The Attorneys General of 30 of the states, including California, are coordinating the defense of this case through the National Association of

Attorneys General Tobacco Project. The participating Attorneys General moved to dismiss the case for lack of personal jurisdiction over the out-of state Attorneys General and, alternatively, for failure to state a claim on which relief can be granted. Briefing is now complete. No date for oral argument has been set.



ENVIRONMENTAL CLEANUP MATTER



In a federal Environmental Protection Agency ('U.S. EPA') administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party though the Lahontan Regional Water Quality Control Board ('Board'), which is the state entity responsible for performing certain environmental remediation at the Leviathan Mine site. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA 'Superfund' List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the State Board of Control, but litigation on these claims have been tolled by agreement of the parties until at least October, 2004. It is possible these matters could result in a potential loss to the State in excess of $400 million.



ENERGY-RELATED MATTERS



In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case no. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, 'commandeering' power purchase arrangements held by Pacific Gas & Electric Company ('PG&E') and Southern California Edison ('SCE'), referred to as 'block forward contracts'. In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the 'commandeered' 'block forward contracts'. Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. Duke Energy Trading and Marketing asserts that language in the United State Court of Appeals decision in Duke Energy Trading and Marketing, L.L.C. v. Davis, et al. (9th Cir. 2001) 267 F.3d 1042, in which the court instructed the trial court to enjoin the Governor's commandeering orders, should apply to Duke's cross-complaint.



In Pacific Gas and Electric Company v. The State of California (Sacramento County Superior Court, Case no. 02A505360), PG&E filed a complaint for breach of contract alleging that statutes enacted in 1996 as part of the restructuring of the electric power industry in California ( 'AB 1890') established a 'regulatory contract' between the State and PG&E that authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that by amending AB 1890 in 2001, the State deprived PG&E of the right to such sales and thereby breached that 'regulatory contract'. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January, 2002, the court sustained the demurrer of the State without leave to amend, dismissing the lawsuit. It is not yet known whether plaintiff will appeal.

ESCHEATED PROPERTY CLAIMS



In four pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time that the Controller sells property that has escheated to the State (in these cases, shares of stock): Fong v. Connell (Court of Appeal, Third District, Case no. C042007); Harris v. Connell (Court of Appeal, Second District, Case no. B160741); Lusby-Taylor v. Connell (U.S. Court of Appeals for the Ninth Circuit, Case no. 02-16511); and Orfield v. Connell (Los Angeles County Superior Court, Case No. BC288429). The plaintiffs seek damages, which the Fong plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the value of the stock at the time of its sale by the Controller. Lusby-Taylor and Harris are styled as class actions, though that issue was not determined prior to the trial court decisions that are being appealed. Plaintiffs in Fong have appealed the denial of their motion to convert their case to a class action. If one or more of these cases are successful as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State is vigorously defending these actions.



ACTION SEEKING DAMAGES FOR ALLEGED VIOLATIONS OF PRIVACY RIGHTS



In Gail Marie Harrington-Wisely, et al. v. State of California, et al., (Los Angeles County Superior Court, Case no. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. If this action is certified as a class action, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. The State is vigorously defending this action.



ACTIONS SEEKING PROGRAM MODIFICATIONS



In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.



In Williams, et al., v. State of California, et. al., (San Francisco County Superior Court, Case no. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system. The State is vigorously



In Natural Resources Defense Council et al., v. California Department of Transportation et al., (United States District Court, Central District, Case no. 93-6073-ER- (JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the 'Department') to comply with National Pollution Discharge Elimination System ('NPDES') requirements under the federal Clean Water Act ('Act') in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities that treat storm water, regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, has averaged approximately $7 billion over the last several years. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost could be billions of dollars.



The following three cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.



In Charles Davis, et al. v. California Health and Human Services Agency, et al., (United States District Court -- Northern District, Case no. C00-2532 SBA), the plaintiffs brought a class action under a number of federal acts, including the ADA, seeking declaratory and injunctive relief. Plaintiffs allege that disabled persons institutionalized at San Francisco's Laguna Honda Hospital, a 1,200 bed skilled nursing facility, who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care.



In Stephen Sanchez, et al. v. Grantland Johnson, et al., (United States District Court -- Northern District, Case no. C-00-01593 CW), the plaintiffs have brought a class action seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.



In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case no. 2002-038715) a consortium of state and national law firms and public interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.



                           ADDITIONAL CONSIDERATIONS



California Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

                                   APPENDIX B
                       ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS



The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the 'State') and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers. Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers New York Municipal Money Market Fund are not responsible for the accuracy or timeliness of this information.



                            CURRENT ECONOMIC OUTLOOK



    The New York economy suffered more than the nation as a whole during the recession, due to the September 11 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. Only now are there signs of an economic turnaround. Total State employment is expected to rise 0.7 percent in 2003, following a decline of 1.6 percent for 2002. Private sector employment is expected to rise 0.9 percent in 2003, following a decline of 2.1 percent for 2002. Bonus payments paid to financial services workers have been reduced significantly due to the recession and the steep decline in the stock market. On a calendar year basis, bonuses are estimated to have fallen
23.0 percent for 2002, followed by a 10.2 percent decline projected for 2003. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the finance and insurance sector will remain at about one-half of their 2001 peak level. Wages are expected to rise 2.3 percent in 2003, following a decline of 3.2 percent for 2002. Total State personal income is projected to increase 3.1 percent in 2003.



SPECIAL CONSIDERATIONS



The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission. The New York State Department of Budget (the 'DOB') anticipates that several amendments may be introduced to the 2003-04 Executive Budget. At this time, DOB does not expect that any such amendments will have a material impact on the Financial Plan projections described herein. However, given the uncertainties surrounding the receipts forecast, more substantial revisions to the projections are possible.



The most significant short-term risk to the Financial Plan is that the Legislature will fail to enact legislation authorizing the State to securitize its tobacco settlement payments as recommended in the Governor's Executive Budget. To securitize its tobacco payments, the Executive Budget recommends the sale of the tobacco payment stream to a statutorily created, bankruptcy-remote corporation that is a subsidiary of the Municipal Bond Bank Agency. In exchange for the sale of the tobacco payment stream asset, the State will receive one or more up front payments from the proceeds generated from the issuance of bonds by the corporation. If the Legislature does not act on this legislation promptly, the State will need to take other actions to increase receipts or decrease disbursements (e.g., delay certain payments to end the 2002-03 fiscal year in balance). Any payment delay would both add to 2003-04 costs and create additional constraints on an already tight 2003-04 cash flow projection.



In every year, many uncertainties exist in the forecast of the national and State economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. Both bonus income and capital gains realizations have historically been subject to a high degree of variation and may produce results below the current receipts forecast. Also, the United States Congress is expected to consider several economic stimulus packages during the winter of 2003. Several proposals could have a detrimental impact on New York State income receipts.



There are several significant risks that could adversely affect the U.S. economic recovery or perhaps even derail it and put the nation back into recession. By far the greatest is the risk of another terrorist attack, or series of attacks, that could lead to a steep decline in consumer confidence and spending, as well as a postponement of investment plans by businesses. Similarly, a conflict in Iraq carries the potential for a large spike of some duration in oil prices as well as a sharp drop in consumer sentiment and business confidence.



Consumer spending remained relatively strong during the recession, resulting in little pent-up demand. If job growth is inadequate, or if declines in the value of homes or financial assets too pronounced, or if consumer sentiment should deteriorate, then consumer spending growth could quickly fall. Businesses may be reluctant to increase investment spending if demand for their products and services remains weak or if geopolitical risks seem too large. Although the Federal government has adopted an expansionary policy stance, state and local governments are raising taxes and cutting back on spending. On balance, total government spending could be weaker than projected, reducing overall growth.



Financial market performance also impacts the level of contributions required for the pension funds. The Executive Budget Financial Plan assumes that the State's 2003-04 pension contribution will be toward the lower end of the range of contributions provided by the Comptroller. To the extent that the required contribution is greater than such amount, the State will be required by law to pay the deficiency, with interest, by the second fiscal year following such underpayment.



An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.



2003-04 FISCAL YEAR



Estimated General Fund receipts for 2003-04 are projected at $38.19 billion, or $1.75 billion below 2002-03 estimates. After correcting for the Refund Reserve transaction, School Tax Relief (STAR) and Revenue Bond Tax Fund (RBTF) deposits and the impact of tobacco proceeds, General Fund receipts are expected to decrease by $212 million, or less than 1 percent, from 2002-03 estimates. Adjusted total tax receipts are estimated to increase by $816 million or 2.4 percent including increases due to proposed revenue actions of over $500 million. Personal income tax collections for 2003-04 are projected to reach $15.25 billion, a decrease of $1.93 billion (11.2 percent) from 2002-03 due largely to two factors: a $791 million increased RBTF deposit; and a $1.29 billion lower contribution from the Refund Reserve account.



The underlying weakness in income tax liability in 2002 and 2003 is mainly attributable to the significant economic devastation caused by the events of September 11 and their aftermath. Decreases in State employment, wages, Wall Street bonuses, and non-wage income contribute to an estimated adjusted gross income decline for 2002 and a minimal increase for 2003. Gross proceeds minus refunds in the income tax are expected to increase by $190 million in 2003-04 largely reflecting continued weakness in underlying liability.



User tax and fee receipts in 2003-04 will rise by $456 million, to $7.51 billion. This reflects the impact of $309 million in revenue gains from proposed legislation. Adjusted for these legislative proposals, the underlying growth rate is 2.1 percent. The sales and use tax accounts for nearly 90 percent of projected user tax and fee receipts. Sales and use tax receipts are responsive to economic trends, such as growth in income, prices, and employment. Growth in disposable income, combined with modest employment gains, produce a projected increase in the base of 4.3 percent for 2003-04. User taxes and fees also include cigarette, tobacco, and alcoholic beverage taxes and motor vehicle fees. Generally, the majority of the receipts from these sources are attributable to flat-rate volume-based levies that respond little, if at all, to short-term economic developments

(other than price changes impacting consumption) and are marked, in the main, by declining consumption trends.



In 2003-04, business taxes are expected to total $3.68 billion -- $160 million above 2002-03 estimates. Corporation and utility tax receipts in 2003-04 are projected to total $805 million, a decrease of $63 million from 2002-03. This decrease is primarily due to continued stagnation in telecommunications related receipts, and further rate reductions in the utility sector. Corporate franchise receipts are projected to increase by $56 million to $1.59 billion in 2003-04, resulting from improved corporate profitability, offset by the impact of enacted tax reductions. Other business taxes include franchise taxes on insurance companies and banks. In 2003-04, bank taxes are projected to be $468 million -- $19 million above estimates for 2002-03, reflecting a modest rebound in bank earnings. Net collections from insurance taxes are projected at $818 million, an increase of $148 million from 2002-03, due largely to the proposed law change restructuring the insurance tax.



Other taxes include receipts from the estate tax, the real property gains tax, pari-mutuel taxes, the racing admissions tax and the boxing and wrestling exhibitions tax. In 2003-04, other taxes will yield a projected $771 million, $10 million above expected 2002-03 results. The estimate reflects the expectation of growth in the value of taxable estates offset somewhat by the acceleration of the unified credit exemption. Pari-mutuel tax receipts are expected to increase due to legislation submitted with this budget to expand wagering opportunities.



Miscellaneous receipts include license revenues, fee and fine income, investment income, abandoned property proceeds, a portion of medical provider assessments and various nonrecurring receipts. Miscellaneous receipts for 2003-04 are estimated at $3.54 billion, a decrease of $547 million from 2002-03. Tobacco proceeds remain flat at $1.90 billion. The decrease of $547 million in other miscellaneous receipts reflects the one-time nature of transactions that added to receipts in 2002-03.



Personal income tax transfers in excess of revenue bond debt service requirements are projected to increase by $586 million from 2002-03 to 2003-04 due to the estimated increase in dedicated funds of $791 million, offset by increased by debt service requirements. The decline in transfers from the real estate transfer tax is due to a projected decline in dedicated tax receipts of $44 million and an increase in Clean Water/Clean Air (CW/CA) debt service requirements of $20 million. The $565 million decrease in all other transfers in 2003-04 is primarily due to the loss of one-time transfers from the Environmental Protection Fund ($283 million), Federal reimbursement of the World Trade Center-related costs ($240 million), as well as the conclusion of transfers to the Emergency Highway Funds ($115 million). These decreases are partially offset by an increase in receipts from Indian casinos ($41 million).



The State projects General Fund disbursements of $38.64 billion in 2003-04, a decrease of $1.14 billion (2.9 percent) from the current year. The following major changes comprise the net annual decline in spending as described in more detail below: Total General Fund disbursement estimates reflect $5.6 billion in savings from various efficiencies including program restructuring, workforce reductions and maximization of Federal and other revenue sources. These reductions are offset by planned spending increases for pensions costs, employee health insurance, debt service and other fixed costs, plus projected programmatic increases in school aid, Medicaid, and higher education. The net decrease in spending is $1.14 billion.



Grants to Local Governments spending includes financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The most significant areas of spending in local assistance are for aid to public schools (45 percent) and for the State's share of Medicaid payments (21 percent). Other large areas of spending include mental hygiene programs (6 percent), higher education programs (5 percent), children and family services (4 percent), welfare assistance (4 percent), general purpose local aid to counties and municipalities (3 percent), handicapped education programs (3 percent), and public health programs (2 percent).



Local assistance spending declines $1.02 billion from 2002-03 resulting from the combination of cost containment initiatives offset by planned spending growth. This budget recommends $4.06 billion of cost containment initiatives, reforms, and revenue maximization efforts primarily in school aid, Medicaid, the Tuition Assistance Program (TAP), and welfare. These savings initiatives are partially offset by projected spending growth across all local assistance programs, including Medicaid, welfare and school aid.



General Fund spending for school aid is projected at $11.74 billion in 2003-04 (on a State fiscal year basis), a decrease of $559 million (4.5 percent) from 2002-03. On a school year basis, the annual decrease totals $1.24 billion (8.5 percent). This decrease includes reductions in discretionary categorical programs which, when coupled with expense-based declines in building aid and enrollment-based declines in growth aid, generates savings of $607 million -- or nearly one-half of the proposed $1.24 billion school aid reduction. Other school aid recommendations include an operating aid reduction that is sensitive to each district's relative wealth and student needs, as well as other targeted savings and reforms.



Medicaid spending is estimated at $5.46 billion in 2003-04, a decrease of $482 million (8.1 percent) from 2002-03. This net decrease results from roughly $1.23 billion in cost reductions related to proposed restructuring of various programs ($1.02 billion) and revenue maximization actions ($207 million), including the restoration of 0.7 percent hospital and 0.6 percent home care assessments, offset primarily by projected underlying spending growth of approximately 7.5 percent. Program restructuring proposals include a range of cost containment initiatives for hospitals, nursing homes and home care ($233 million), proposals to control the rising costs of prescription drugs ($112 million) and various other efficiencies. Proposed actions that will lower General Fund costs also include increased Federal aid governed from an increase in the cap on disproportionate share payments to public hospitals ($324 million). In addition, the recommendations include a realignment of program responsibilities which would result in the State picking up the entire local share of pharmacy costs, while the local share of costs related to fee-for-service hospital and clinics would increase from 25 percent to 37 percent ($227 million).



Spending on welfare in 2003-04 is projected at $984 million, an increase of $488 million (98.4 percent) over 2002-03. The year-to-year increase is due primarily to the use of Federal TANF reserve funds in 2002-03 ($465 million). The projected welfare caseload of 651,400 recipients represents an increase from 2002-03 of approximately 32,900 recipients (5.3 percent).



Higher Education Services Corporation ('HESC') spending is projected at $407 million, an increase of $90 million (28.5 percent) from 2002-03. This net change reflects a reduction in available Federal TANF funds ($155 million) and underlying program growth ($176 million), partly offset by a restructuring of the TAP to provide greater incentives for timely degree completion ($241 million).



City University of New York ('CUNY') spending is projected at $668 million, a decrease of $192 million (22.4 percent) from 2002-03. The decrease is primarily due to savings measures to be determined by the senior colleges ($91 million), and a reduction in costs due to a one-time retroactive collective bargaining payment made in 2002-03 ($63 million).



All other spending for local assistance programs will total $6.65 billion in 2003-04, a net decrease of $364 million (5.2 percent) from the current year. This decrease is largely attributable to the shift of Empire State Development Corporation capital programs ($95 million) and the Consolidated Highway Improvement Program ($24 million) to other funding sources, nonrecurring adds and program restructuring within the Education Department ($156 million), proposed efficiencies in public protection programs ($33 million), the sunset of county aid ($22 million), and savings initiatives proposed across all agencies and local assistance programs.



State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government. The projected $610 million annual spending decrease comprises lower spending in both personal service ($470 million) and non-personal service ($140 million) across almost all Executive agencies. Spending for the Legislature is flat year-to-year and the Judiciary is up $33 million from 2002-03.



The State Operations estimates reflect $1.04 billion in savings initiatives. Included in these savings are $481 million from continuation of the strict Statewide hiring freeze, aggressive use of a retirement incentive for State employees, and various actions to restrain non-personal service spending in all agencies. A total of $564 million in additional savings is projected to be available in 2003-04 from various revenue maximization efforts to finance State Operations spending. These include additional mental hygiene Federal revenues ($306 million), various shifts of General Fund costs to other funding sources ($134 million) including moving additional Department of Motor Vehicle costs to the Dedicated Highway Fund, and motor vehicle fee increases which offset General Fund spending ($43 million). The savings initiatives and revenue maximization efforts are partially offset by planned base level spending growth of $430 million, primarily attributable to a decline in revenues that support General Fund spending ($146 million) and to normal salary step increases and nonpersonal service inflationary increases ($133 million).



The State's Executive agency All Funds workforce is projected to be 186,000 by the end of 2003-04, a decrease of approximately 10,000 from November 2001, primarily through attrition. This will be the lowest headcount level in decades.



General State Charges ('GSCs') account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.



The projected GSC growth of $395 million corresponds to pension fund investment losses and rising health insurance costs. Pension investment losses are expected to result in additional contributions to the New York State and Local Retirement Systems for fiscal year 2003-04. The employer' pension contribution rate is projected to increase to 4 percent of payroll in 2003-04, increasing pension costs by $250 million (169 percent). Health insurance premiums are expected to increase by approximately $220 million in 2003-04 to cover the rising expense and utilization of employee health care. The Executive Budget proposes $70 million in savings from benefit changes that would reduce the growth in support for employee health insurance to $150 million (9.3 percent). These changes, many of which are subject to negotiations with State employee unions, would place restrictions on pharmacy benefits; require a higher co-payment for nonessential prescription drugs; modernize the hospital benefit plan; increase employee co-payments, deductibles and coinsurance levels for doctor visits; and raise the share of health insurance premiums paid by employees and retirees.



The net increase in debt service transfers of $109 million reflects planned growth in debt service costs, partially offset by previous debt reduction efforts, the use of lower-cost revenue bonds, the impact of legislation to allow the State to diversify its debt portfolio and reduce borrowing costs, and the State Comptroller's accounting treatment of debt service costs for the personal income tax revenue bond program.



The $36 million increase in the Capital Projects Fund transfer primarily reflects the receipt of $31 million in bond proceeds in 2002-03 to reimburse spending which occurred in 2001-02.



The increase in transfers of $119 million to the State University is due to the timing of State subsidy payments to the SUNY hospitals ($107 million) and the use of Dormitory Authority funds ($12 million) in 2002-03 to help subsidize the SUNY hospitals; these are not available in 2003-04.



All other transfers declined by $173 million in 2003-04 due to decreases in the Community Service Provider Assistance Program ($100 million), payments to the State Lottery Fund ($14 million), and the State's share of Medicaid payments to SUNY hospitals ($45 million).



A total of $3.3 billion in nonrecurring actions is incorporated in the 2003-04 Financial Plan, including resources from the securitization of tobacco settlement payments ($2.3 billion), the use of Federal TANF moneys to offset General Fund welfare and HESC program spending ($408 million), the one-time shift of various pay-as-you-go capital projects to bonding ($176 million), debt management actions to reduce debt service costs ($163 million), one-year cap of STAR benefit increases ($93 million), recoveries of school aid and welfare overpayments ($88 million), and various routine fund sweeps ($101 million).



The State projects a closing balance of $730 million at the end of the 2003-04 fiscal year, a decline of $453 million from 2002-03. The closing balance of $730 million represents the moneys on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The decline is due to the planned use in 2003-04 of balances in the Community Projects Fund ($75 million) and tobacco securitization reserves ($378 million).



To permanently improve the State's reserve levels, the Executive Budget includes legislation to gradually increase the maximum size of the State's rainy day fund from 2 percent of General Fund spending to 5 percent, and to increase maximum annual deposits from 0.2 percent to 0.5 percent of spending.



2002-03 FISCAL YEAR



The updated 2002-03 Financial Plan reflects revisions based on a review of actual operating results through mid-January 2003, an updated analysis of underlying economic, revenue, and spending trends and the accounting reclassification by the State Comptroller described above. The recommendations in 2002-03 maintain budget balance by proposing a series of actions totaling $2.2 billion.



The $2.2 billion potential imbalance reflects projected lower receipts of $2.1 billion and higher spending of just over $100 million. The decline in revenues from the last plan includes $1.9 billion in personal income taxes and $320 million in business taxes, offset by $83 million in higher revenues in all other categories. The spending increase of roughly $100 million before savings actions results from higher costs for Medicaid ($100 million), the World Trade Center ($51 million), the Tuition Assistance Program ($33 million), and the Early Intervention Program ($30 million), partially offset by lower than expected spending in fringe benefit costs ($71 million) and in a variety of other programs ($20 million).



The budget is kept in balance by $692 million of savings initiatives, including debt management actions to take advantage of lower interest rates ($364 million), and the Governor's imposition of stringent controls on operations including a 5 percent reduction in State agency spending, aggressive use of the targeted retirement incentive plan, and Federal maximization efforts
($328 million).



To avoid disruptive mid-year reductions to school aid and other local assistance programs, the Governor is proposing the sale of tobacco settlement payments of $1.9 billion in 2002-03-$1.5 billion to help maintain 2002-03 budget balance and the remainder to act as a reserve for use in 2003-04.



In early December of last year, the Governor put forward a tobacco securitization plan. This proposal would authorize the sale of future tobacco receipts by a newly established entity and transfer from taxpayers the risk that tobacco companies might not be able to sustain these agreed-upon payments. The financing plan is structured to generate these resources at the lowest possible cost to taxpayers.



While legislative inaction to date precludes receipt of these funds by early March, immediate action following submission of this budget should allow tobacco securitization receipts to be available by the close of the current fiscal year. If such approval is not forthcoming, the State may be forced to temporarily delay payments until the first quarter of 2003-04, when the transaction must be completed in order to finance these payments.



Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are now estimated at $39.94 billion, a decrease from 2001-02 of $1.21 billion. General Fund receipts are projected to be $40 million above the projections contained in the Mid-Year Update. Due largely to the accounting change by the State Comptroller regarding the treatment of the Revenue Bond Tax Fund, tax receipts are expected to decline by $8.85 billion from 2001-02 and are $6.56 billion below Mid-Year estimates.

Correcting for revenue movements in and out of the General Fund from Refund Reserve transactions, STAR Fund deposits, and Revenue Bond Tax Fund deposits, General Fund tax receipts are estimated to be $2.85 billion below 2001-02 results and $2.22 billion lower than Mid-Year estimates. The significant year-over-year decline and the large revision in the estimates is the result of continued weakness in the economy, the multi-year impact of the September 11 attack on the financial services sector, and the associated decline in equity markets. The estimated impact of the World Trade Center disaster on 2002-03 receipts remains significant, and within the range estimated in the immediate aftermath of the September 11 attacks. The revisions in the estimates also reflect more up-to-date information on the economy and tax collections. To date, tax collection results are much worse than predicted at the time of the Mid-Year Update and have led to significant downward revisions to the receipts estimates, especially for personal income and business taxes.



After RBTF deposits, personal income tax receipts for 2002-03 are estimated to reach $17.18 billion, a decrease of $8.67 billion (33.5 percent) from 2001-02. This is due primarily to a $4.31 billion deposit into the RBTF, a large decrease in the net contribution from the Refund Reserve fund, and decreases in withholding, estimated tax, and 2001 tax year settlement payments. Without the RBTF/DRRF deposit, receipts would have decreased by $4.62 billion (16.9 percent). The net Refund Reserve transaction for 2002-03 is $1.25 billion. It reflects a $1.67 billion draw-down in April 2002, offset by an expected deposit of $427 million on March 31, 2003. Underlying income tax collections, measured by gross payments minus refunds, are expected to decline by $2.67 billion (10.4 percent) from 2001-02 and $1.82 billion from the Mid-Year Update. The large downward revision in the estimate reflects the significant decline in December payments and continued weakness in the financial services sector.



User tax and fee receipts in 2002-03 are projected at $7.05 billion, $46 million or 0.7 percent below 2001-02 collections and $53 million below the Mid-Year Update. The decline from 2001-02 is mostly due to the increased dedication of motor vehicle fees, auto rental tax, and cigarette tax receipts to other funds, as well as declines in cigarette consumption ($227 million). These declines are partially offset by an increase in sales tax and alcohol-related receipts of $181 million.



Total business taxes are now projected at $3.52 billion in 2002-03, $94 million below 2001-02 receipts. Corporation and utility tax receipts in 2002-03 are expected to total $868 million, a decrease of $104 million from 2001-02. Corporate franchise tax receipts for 2002-03 are estimated to increase by $20 million, based on accelerated payments from the increase in the first installment and tax amnesty, offset by previously enacted tax cuts. Receipts from the bank tax in 2002-03 are projected to decline by $47 million from 2001-02, due largely to increased refunds and overall economic weakness. Net collections from insurance taxes are expected to reach $670 million in 2002-03, an increase of $37 million from the prior year. Business tax receipts are estimated at $320 million below the Mid-Year Update, largely due to a more prolonged weakness in corporate earnings than anticipated and December collection results.



The yield from other taxes in 2002-03 is estimated at $761 million, $42 million below 2001-02 results. The estimated decline reflects year-to-date collection results in the estate tax, the first full-year impact of prior year tax reductions, and the impact of the decline in equity market values on taxable estates. Since the Mid-Year Update, the estimate of other taxes has decreased by $26 million.



Miscellaneous receipts for 2002-03 are estimated at $4.09 billion, a $2.46 billion increase from 2001-02. The main increases, other than the $1.90 billion in tobacco proceeds, are in abandoned property ($300 million from sales of securities); payments from authorities ($287 million); bond issuance charges ($158 million); three large fines ($87 million); and the wireless surcharge ($38 million). The largest decrease is in investment income ($285 million). Miscellaneous receipts, excluding tobacco proceeds, are now estimated at $37 million above the Mid-Year Update. The change reflects the lower earnings from investment income compensated by higher-than-expected collections from bond issuance charges and unanticipated fines.



Transfers from other funds in 2002-03 are estimated at $7.34 billion, an increase of $5.19 billion from 2001-02, reflecting changes in amounts available for transfer to the General Fund, especially from the Revenue Bond Tax Fund and LGAC. Transfers from other funds are now estimated at $4.66 billion above the Mid-Year Update. The increase reflects better-than-anticipated year-to-date collection experience for the sales and real estate transfer taxes, as well as a reduction in debt service requirements from the Thruway Authority, and the Comptroller's classification of the Revenue Bond Tax Fund.



The State projects total General Fund disbursements, including transfers to other funds, of $39.79 billion in 2002-03, a net decrease of $266 million from the restated Mid-Year Update. The Mid-Year spending estimate was restated to reflect the Comptroller's accounting treatment of debt service spending for personal income tax revenue bonds. After this restatement, which lowered General Fund spending by $161 million, disbursements decline by $266 million. This reflects the lower spending associated with the aggressive savings efforts begun earlier this year and reestimates in General State Charges and other programs ($91 million), partially offset by higher costs primarily related to Medicaid ($100 million), the World Trade Center ($51 million), the Tuition Assistance Program ($33 million), and the Early Intervention Program ($30 million). In addition, lower spending is reflected for the Community Projects Fund ($75 million), which is now projected to occur in 2003-04 rather than 2002-03.



Reserves and closing balances had been at healthy levels as a result of seven consecutive maximum deposits to the Tax Stabilization Reserve Fund (the State's rainy day fund) anti significant additional de deposits made to other State reserve funds in recent years These reserves included the Contingency Reserve Fund (a litigation reserve), reserves set aside for revenue losses resulting from the World Trade Center attacks, a reserve for economic uncertainties, and a reserve to fund the multi-year STAR property tax cut. Most of these reserves have now been used to help maintain budget balance in the General Fund since September 11, 2001. The rainy day fund remains available to protect against unanticipated mid-year shortfalls.



The closing balance in the General Fund is projected to total $1.18 billion, including $710 million in the rainy day fund, $378 million in tobacco securitization reserves, $20 million in the Contingency Reserve Fund, and $75 million in the Community Projects Fund.



The closing balance of $1.18 billion at the end of the 2002-03 fiscal year is an increase of $467 million from the Mid-Year Update. This increase includes $378 million from the securitization of tobacco (reserved for use in 2003-04), $75 million from slower spending in the Community Projects' Fund (which pays for legislative and gubernatorial initiatives), and $14 million in additional moneys deposited into the Contingency Reserve Fund.



2001-02 FISCAL YEAR



The State completed its 2001-02 fiscal year with a combined governmental funds operating deficit of $4.45 billion on a GAAP basis, which included operating deficits in the General Fund ($3.42 billion), in Special Revenue Funds ($970 million) and in Capital Projects Funds ($134 million) offset by an operating surplus in the Debt Service Funds ($76 million). The State reported a General Fund operating deficit of $3.42 billion for the 2001-02 fiscal year on a GAAP basis, as compared to an operating surplus of $245 million for the 2000-01 fiscal year. This operating deficit was financed by reducing the State's accumulated General Fund surplus from $3.91 billion to $.49 billion. The operating deficit for the 2001-02 fiscal year resulted in part from a $2.0 billion decline (5.2 percent) in tax revenues, including a $1.4 billion decline in personal income tax revenues caused primarily by the World Trade Center disaster and the economic slowdown. Also contributing to the operating deficit was a $985 million increase in expenditures, which included increases in expenditures for education ($436 million), social services ($398 million), health and environment ($395 million), personal service ($129 million) and pension contributions ($48 million). The increases in the above expenditure categories were partially offset by declines in expenditures for general purpose aid ($428 million), criminal justice ($78 million), and other fringe benefits ($51 million). The State reported an accumulated fund balance of $493 million in the General Fund for its 2001-02 fiscal year.

Personal income taxes, business taxes, consumption and use taxes, and miscellaneous revenues fell from the prior fiscal year with only other taxes reporting an increase. The decline in personal income taxes of $1.4 billion (5.9 percent) was caused by the World Trade Center disaster and the economic slowdown, a decline in the rate of growth for wage and salary income, a decline in year-end bonus payments, and an increase in realized capital losses. Business taxes declined by $650 million (16 percent) primarily due to the World Trade Center disaster, which caused several large taxpayers with office space in the World Trade Center to incur significant losses in property and business resulting in lower tax liabilities for those business tax payers. Consumption and use taxes decreased $336 million (4.5 percent), primarily as a result of an increase in the portion of motor vehicle fees distributed to the Dedicated Highway and Bridge Trust Fund (a Capital Projects Fund) and the Dedicated Mass Transportation Trust Fund (a Special Revenue Fund) and a decline in sales tax revenues. Other taxes, primarily estate and gift taxes, increased $400 million (54.8 percent), mainly due to several large estates that filed their final returns. Miscellaneous revenues decreased $8 million (0.3 percent).



As previously noted, the General Fund expenditures increased $985 million (2.5 percent) from the 2000-01 fiscal year. The largest increases occurred in the areas of education, social services, and health and environment. Education expenditures grew $436 million (3.1 percent) due mainly' to an increase in spending for support for public schools. Social services expenditures increased $398 million (4 :3 percent) due primarily to increased spending for the Medicaid program. Health and environment expenditures increased over $395 million (39.4 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. General purpose expenditures declined by $428 million (30.8 percent) primarily due to the required adoption of a new accounting standard (GASB Statement No. 33) which resulted in the restatement of 2001 expenditures to include an additional $369 million in expenditures. Personal service costs increased $129 million (1.9 percent) principally as a result of increases in wages as required by previously approved collective bargaining agreements.



Net other financing sources in the General Fund decreased $441 million (90.0 percent). This net decrease resulted from a decline in proceeds from bonds issued to fund aid payments for local government transportation capital projects and increased transfers to other funds of $224 million, both of which were partially offset by an increase of more than $100 million in transfers from the Abandoned Property Fund. The increase in transfers to other funds was primarily caused by increased subsidies for higher education (SUNY and CUNY).



2000-01 FISCAL YEAR



The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by the DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-Kindergarten Fund.



The closing fund balance excludes $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 billion was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation (the 'LGAC') that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.



The 2000-01 General Fund closing balance also excludes $1.2 billion that was on deposit in the School Tax Relief ('STAR') Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ('DRRF') for debt reduction in the fiscal year 2001-02.

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7%) over fiscal year 1999-2000 results. General Fund disbursements, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.493 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.



1999-2000 FISCAL YEAR



The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.



The State reported closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.



The closing fund balance excluded $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction had the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.



General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.



                            RATING AGENCIES' ACTIONS



S&P, Moody's and Fitch assigned bond ratings of    ,    and    , respectively,
to the State's general obligation bonds as of            , 2003. Each such
rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.



                               PUBLIC AUTHORITIES



The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2001, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $101 billion, only a portion of which constitutes State-supported or State-related debt.



The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ('MTA') receives the bulk of this money in order to provide transit and commuter services.



                     METROPOLITAN TRANSPORTATION AUTHORITY



The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Tri-borough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.



Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.



State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-04 Capital Program. On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for 2000 through 2004. Minor amendments were subsequently approved. The 2000-04 Capital Program is the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.



The 2000-04 Capital Program approved by the Capital Program Review Board assumes the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.



There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Plan Review Board may amend the 2000-2004 Capital Program from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-04 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.



The MTA Board has approved an interim financial plan for the years 2003 and 2004 for itself and the other Related Entities (the '2003-2004 Financial Plan'). Fare and toll increases are currently being considered. Section 1269-d of the Public Authorities Law requires the MTA to prepare a strategic operations plan each July for the five-year period commencing January 1 of the following year that includes estimates of operating costs and resources, estimates of capital costs and resources, the level and structure of fares for each year of the period covered by the plan. The last time the MTA prepared such a five-year plan was in September 1999.



The MTA also approved separate five-year capital programs for (1) the commuter railroad operations conducted by LIRR and MNCRC (the '2003-2004 Commuter Capital Program'), (2) the transit system operated by the Transit Authority and its subsidiary, MaBSTOA, and the rail system operated by SIRTOA (the '2003 -2004 Transit Capital Program'), and (3) the toll bridges and tunnels operated by TBTA (the '2000-2004 TBTA Capital Program'). All such Capital Programs, as amended to date, are effective.



The financial plan, as originally formulated in September 1999 for the period 2000-2004 (the 'Original 2000-2004 Financial Plan'), was designed to maintain fiscal stability for the Related Entities and enable all such entities to maintain their respective operations on a self-sustaining basis for 2004. The Original 2000-2004 Financial Plan was also designed to continue a program of capital expenditures that would support the ongoing maintenance of MTA's transportation network and provide needed improvements to enhance services to its customers, as well as expand service through a number of new initiatives. The principles established to guide the Original 2000-2004 Financial Plan were as follows: improve customer satisfaction by expanding and improving service; increase safety, and continue cost reductions and increase efficiencies.



The Related Entities were able to maintain their respective operations on a self-sustaining basis during 2001 and 2002. The State advanced the payment of approximately $230 million of Mass Transportation Operating Assistance (MTOA) receipts scheduled for the first quarter of 2003 into the fourth quarter of 2002, thereby permitting the Related Entities to operate on a self-sustaining basis for 2002. However, by November 2002, in developing the 2003 and 2004 budgets, it became clear that additional moneys would be needed during the next two years.



While operating revenues are generally stable, non-operating revenues, including State subsidies and mortgage recording taxes, have been impacted by the recession and the terrorist attack. While real estate activity has generally been active, commercial activity is showing additional signs of weakening and home sales to date have been assisted by low mortgage rates.



After taking into account internal actions and an additional $12 million in State aid in 2004, the 2003-2004 Financial Plan projects a budget gap of $951 million for calendar years 2003 and 2004. Among the potential gap closing measures are service cuts, securing additional inter-governmental assistance, and increasing fares and tolls.

                                   LOCALITIES



THE CITY OF NEW YORK



As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.



To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center.



In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2011.



For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.



For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.



The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-2003 budget. The 2002-2003 gap-closing program included resources from agency actions and actions to be taken by the federal and State governments and the municipal unions. The 2002-2003 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.



On January 28, 2003, the City released a modification to its four-year financial plan, which incorporates changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lower tax revenues due to the continuing decline in financial services sector profits, and reflect other revised forecasts, such as significantly higher pension costs. The modification also reflects the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increase revenues that were included in the November modification.



The January modification assumes the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-2003 and $3.4 billion in fiscal year 2003-2004. The modification includes further reductions in planned agency spending, revenue increases, and City proposals that require approval by the State ($1.7 billion) and federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumes a $600 million retroactive payment and an ongoing $92 million payment from the Port Authority of New York and New Jersey for airport leases. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining and assumes that the Governor's Executive Budget will not reduce the level of State aid assumed in the financial plan.



OTHER LOCALITIES



Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2002-03 fiscal year or thereafter.



To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has $662 million in bonds and $202 million in BANs outstanding as of the date of this Update. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to the County over a five-year period. To date, the State has provided $70 million in transitional assistance: $25 million in both 2000-01 and 2001-02, and $20 million in 2002-03. Future transitional aid payments ($15 million annually in 2003-04 and 2004-05) must be appropriated by the State and are contingent upon the Authority's annual approval of Nassau County's financial plan.



The State traditionally provides unrestricted financial assistance to cities, counties, towns and villages outside of New York City. Funding in the 2002-03 Enacted Plan totals approximately $486 million, and includes General Purpose Local Government Aid, Local Government Aid to Countries, Supplemental Municipal Aid and targeted emergency aids.



Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 2000, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits; $108 million in deficit financing was authorized pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 2000.



Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.



                      DEBT AND OTHER FINANCING ACTIVITIES



2002-03 BORROWING PLAN



The State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the 'Plan') within 90 days after the enactment of the State Budget. The DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.

DEBT REFORM ACT -- LIMITATIONS ON STATE-SUPPORTED DEBT



The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Pursuant to Section 23 of the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts.



Estimated debt service disbursements from the debt service funds type are projected at $3.10 billion for 2002-03 and $3.37 billion for 2003-04. The $271 million increase is due to a combination of ongoing debt management actions that lower the State's cost of borrowing in 2002-03 to provide recurring savings. This includes: the refunding of State-supported bonds; using variable rate bonds and interest rate exchange agreements authorized by 2002 legislation; modernizing the financing structure of State-supported bonds; and issuing lowercost personal income tax revenue bonds. Estimated disbursements reflect the refunding of State-supported bonds to generate significant present value savings. Debt service costs for the current year and over the five-year Capital Program and Financing Plan are projected to remain within the caps imposed by the Debt Reform Act.



                                   LITIGATION



GENERAL



The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined are not material, generally in excess of $100 million. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2002-03 fiscal year or thereafter.



The General Purpose Financial Statements for the 2001-02 fiscal year reported awarded and anticipated unfavorable judgments of $698 million, of which $91 million is expected to be paid during the 2002-03 fiscal year.



Adverse developments in these proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year, but there can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments.



STATE FINANCE POLICIES



In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the 'public asset fund' to be used for the purpose set forth in 'SS' 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On
November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which is returnable simultaneously with the motions to dismiss, on November 26, 2002.

LINE ITEM VETO



In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument.



BUDGET PROCESS



In Pataki v. McCall, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly. This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year.



By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2002, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants' cross-motions for summary judgment. Defendants have appealed from the January 17, 2002 order to the Appellate Division, Third Department.



REAL PROPERTY CLAIMS



Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York.



In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of-the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit.



SCHOOL AID



In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article

11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.



This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.



By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a 'sound basic education' as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division First Department reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.



MEDICAID



There are two separate cases or lines of cases reported in this section.



Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.



In a related case, Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law 'SS' 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or 'HCRA 2002,' which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income.



In a consolidated action commenced in 1992 (Dowd, et al. v. Bane, Supreme Court, New York County), Medicaid recipients and home health care providers and organizations challenge (1) the 1992 promulgation by the State Department of Social Services (DSS) of a home assessment resource review instrument (HARRI), to be used by DSS to determine eligibility for and the nature of home health care services for Medicaid recipients, and (2) the DSS policy of limiting reimbursable hours of service until a patient is assessed using the HARRI. In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the ground that such use would violate Federal Medicaid law and the Americans with Disabilities Act. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction.



On January 9, 2003, a settlement was entered into in Rodriguez, pursuant to which the Department of Health will provide plaintiffs with certain fair hearing rights during a one-year monitoring period. As part of that settlement, the plaintiffs also agreed to discontinue Dowd.

                                   APPENDIX C
                       RATINGS OF MUNICIPAL OBLIGATIONS*


THE RATINGS OF MOODY'S INVESTORS SERVICE, INC., STANDARD & POOR'S RATINGS GROUP AND FITCH RATINGS REPRESENT THEIR OPINIONS AS TO THE QUALITY OF VARIOUS DEBT OBLIGATIONS. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, MUNICIPAL OBLIGATIONS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE MUNICIPAL OBLIGATIONS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST LONG-TERM DEBT
RATINGS:

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Note: Moody's applies numerical modifiers '1', '2' and '3' in the generic rating classifications Aa and A. The modifier '1' indicates that the obligation ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST RATINGS OF MUNICIPAL DEBT ISSUANCE:

In municipal debt issuance, Moody's ratings for short-term obligations are designated Moody's Investment Grade ('MIG'). The short-term rating assigned to the demand feature of variable rate demand obligations is designated 'VMIG.' MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 -- This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST SHORT-TERM DEBT
RATINGS:

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
(1) leading market positions in well established industries; (2) high

---------

* As described by the rating agencies. Raing are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST LONG-TERM ISSUE
RATINGS:

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

Plus (+) or Minus ( - ): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

 -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

 -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols and definitions are as follows:

SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST COMMERCIAL PAPER
RATINGS:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS OF TAX-EXEMPT DEMAND
BONDS:

Standard & Poor's assigns 'dual' ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, Standard & Poor's rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').


DESCRIPTION OF FITCH RATINGS TWO HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS:


When assigning ratings, Fitch IBCA considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


DESCRIPTION OF FITCH RATINGS TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT
RATINGS:


A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added '+' to denote any exceptionally strong credit feature.

F2 -- Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                        SALOMON BROTHERS SERIES FUNDS INC

                            PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------

  a(1)    -   Articles of Incorporation of Registrant (filed as Exhibit 1 to the
              Registration Statement on Form N-1A (File Nos. 33-34423 and
              811-06087) and incorporated herein by reference).

  a(2)    -   Articles Supplementary (filed as Exhibit 1(b) to Post-Effective
              Amendment No. 6 to the Registration Statement on Form N-1A and incorporated herein by reference).

  a(3)    -   Articles Supplementary (filed as Exhibit 1(c) to Post-Effective
              Amendment No. 6 to the Registration Statement on Form N-1A and incorporated herein by reference).

  a(4)    -   Form of Registrant's Articles of Amendment (filed as Exhibit 1(d)
              to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).

  a(5)    -   Form of Articles Supplementary (filed as Exhibit 1(e) to
              Post-Effective Amendment No. 12 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  a(6)    -   Form of Articles Supplementary (filed as Exhibit 1(f) to
              Post-Effective Amendment No. 15 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  a(7)    -   Form of Articles Supplementary (filed as Exhibit 1(g) to
              Post-Effective Amendment No. 17 to the Registration Statement on
              Form N-1A and incorporated by reference herein).

  a(8)    -   Form of Articles of Amendment (filed as Exhibit 1(h) to
              Post-Effective Amendment No. 19 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  a(9)    -   Form of Articles Supplementary (filed as Exhibit 1(i) to
              Post-Effective Amendment No. 19 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  a(10)   -   Form of Articles Supplementary (filed as Exhibit 1(j) to
              Post-Effective Amendment No. 25 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  a(11)   -   Articles Supplementary (filed as Exhibit a(11) to Post-Effective
              Amendment No. 34 to the Registration Statement on Form N-1A and incorporated herein by reference).

  a(12)   -   Form of Articles Supplementary (filed as Exhibit a(12) to
              Post-Effective Amendment No. 35 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  b       -   Registrant's By-Laws (filed as Exhibit b to Post-Effective
              Amendment No. 35 to the Registration Statement on Form N-1A and incorporated herein by reference).

  c       -   None

  d(1)    -   Management Contract between Registrant and Salomon Brothers Asset
              Management Inc. ("SBAM") dated November 28, 1997 relating to the
              Cash Management Fund (filed as Exhibit 5(a) to Post-Effective
              Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).

  d(2)    -   Management Contract between Registrant and SBAM dated November 28,
              1997 relating to Institutional Money Market Fund (filed as Exhibit
              5(b) to Post-Effective Amendment No. 25 to the Registration
              Statement on Form N-1A and incorporated herein by reference).

  d(3)    -   Management Contract between Registrant and SBAM dated November 28,
              1997 relating to the New York Municipal Money Market Fund (filed as Exhibit 5(c) to Post-Effective Amendment No. 25 to the
              Registration Statement on Form N-1A and incorporated herein by reference).

  d(4)    -   Management Contract between Registrant and SBAM dated November 28,
              1997 relating to the U.S. Government Income Fund (filed as Exhibit
              5(e) to Post-Effective Amendment No. 25 to the Registration
              Statement on Form N-1A and incorporated herein by reference).

  d(5)    -   Management Contract between Registrant and SBAM dated November 28,
              1997 relating to the High Yield Bond Fund (filed as Exhibit 5(f) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).

  d(6)    -   Management Contract between Registrant and SBAM dated November 28,
              1997 relating to the Strategic Bond Fund (filed as Exhibit 5(g) to
              Post-Effective Amendment No. 25 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  d(7)    -   Subadvisory Consulting Agreement between SBAM and Salomon Brothers
              Asset Management Limited (`SBAM Limited') dated November 28, 1997 relating to the Strategic Bond Fund (filed as Exhibit 5(h) to
              Post-Effective Amendment No. 25 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  d(8)    -   Management Contract between Registrant and SBAM dated November 28,
              1997 relating to the Asia Growth Fund (filed as Exhibit 5(j) to
              Post-Effective Amendment No. 25 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  d(9)    -   Subadvisory Agreement between SBAM and Salomon Brothers Asset
              Management Asia Pacific Limited ("SBAM AP") dated November 28,
              1997 relating to the Asia Growth Fund (filed as Exhibit 5(k) to
              Post-Effective Amendment No. 25 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  d(10)   -   Form of Management Contract between Registrant and SBAM relating to Small Cap Growth Fund (filed as Exhibit 5(l) to Post-Effective
              Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).

  d(11)   -   Form of Subadvisory Agreement between SBAM and Citi Fund
              Management Inc. relating to the Large Cap Growth Fund and
              International Equity Fund filed as exhibit to Post-Effective
              Amendment No. 29 to the Registration Statement on Form N-1A and incorporated herein by reference.

  d(12)   -   Management Contracts between SBAM and All Cap Value Fund, Large
              Cap Core Equity Fund, Balanced Fund, International Equity Fund and
              Large Cap Growth Fund (filed as an Exhibit to Post-Effective
              Amendment No. 35 to the Registration Statement on Form N-1A and incorporated herein by reference.

  E       -   Form of Distribution Agreement between Registrant and Salomon
              Smith Barney Inc., as distributor, (filed as Exhibit e to Post-Effective Amendment No. 34 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  f       -   None.

  g(1)    -   Custodian Agreement between Registrant and The Chase Manhattan
              Bank, N.A., relating to the Asia Growth Fund, to be filed by amendment.

  g(2)    -   Custodian Agreement between Registrant and State Street Bank and
              Trust Company (filed as Exhibit g(2) to Post-Effective Amendment
              No. 34 to the Registration Statement on Form N-1A and incorporated herein by reference).

  h(1)    -   Form of Administration Agreement between Registrant and SBAM
              (filed as Exhibit h(1) to Post-Effective Amendment No. 27 to the
              Registration Statement on Form N-1A and incorporated herein by reference).

  h(2)    -   Form of Amendment to Transfer Agency Agreement between Registrant and PFPC Global Fund Services, Inc., formerly First Data Investor
              Services Group, Inc) (filed as Exhibit 9(d) to Post-Effective
              Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).

  h(3)    -   Form of Sub-Administration Agreement between SBAM and SBAM Limited
              (filed as Exhibit 9(f) to Post-Effective Amendment No. 18 to the
              Registration Amendment on Form N-1A (File Nos. 33-34423 and
              811-06087) and incorporated herein by reference).

  h(4)    -   Form of Administration Agreement between Registrant and SBAM relating to the Small Cap Growth Fund (filed as Exhibit 9(g) to
              Post-Effective Amendment No. 25 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  h(5)    -   Sub-Administration Agreement between Registrant and Smith Barney
              Fund Management LLC (filed as Exhibit h(5) to Post-Effective
              Amendment No. 35 to the Registration Statement on Form N-1A and incorporated herein by reference).

  h(6)    -   Form of Administration Agreement between Registrant and Smith
              Barney Fund Management LLC (filed as Exhibit h(6) to
              Post-Effective Amendment No. 35 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  I       -   Opinion and Consent of Counsel of Piper & Marbury, LLP as to the
              Legality of Securities Being Registered (filed as Exhibit 10 to
              Post-Effective Amendment No. 25 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  I(1)    -   Opinion of Piper Rudnick LLP (filed as Exhibit I(1) to
              Post-Effective Amendment No. 35 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  j       -   Consent of Independent Accountants to be filed by amendment.

  k       -   None.

  l(1)    -   Share Purchase Agreement (filed as Exhibit 13 to Post-Effective
              Amendment No. 5 to the Registration Statement on Form N-1A (File
              Nos. 33-34423 and 811-06087) and incorporated herein by reference).

  l(2)    -   Form of Share Purchase Agreement relating to National Intermediate
              Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund and the Strategic Bond Fund (filed as Exhibit 13(b) to
              Post-Effective Amendment No. 12 to the Registration Statement on
              Form N-1A and incorporated herein by reference).

  l(3)    -   Form of Share Purchase Agreement Relating to Asia Growth Fund
              filed as Exhibit 13(d) to Post-Effective Amendment No. 18 to the
              Registration Statement on Form N-1A (File Nos. 33-34423 and
              811-06087 and incorporated herein by reference).

  l(4)    -   Form of Share Purchase Agreement relating to New York Municipal
              Money Market Fund (filed as Exhibit 13(e) to Post-Effective
              Amendment No. 19 to the Registration Statement on Form N-1A and incorporated herein by reference).

  l(5)    -   Form of Share Purchase Agreement relating to Small Cap Growth Fund
              (filed as Exhibit 13(f) to Post-Effective Amendment No. 25 to the
              Registration Statement on Form N-1A and incorporated herein by reference).

  m       -   Form of Amended Services and Distribution Plan for Salomon
              Brothers Series Funds Inc to be filed by amendment.

  n       -   Form of Multiclass Plan Pursuant to Rule 18f-3 under the
              Investment Company Act of 1940 for the Salomon Brothers Series
              Funds Inc (filed as Exhibit 18(d) to Post-Effective Amendment No.
              13 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

  p(1)    -   Code of Ethics of SBAM and Salomon Smith Barney Inc. (North
              America) (filed as Exhibit p(1) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A and incorporated herein by reference).

  p(2)    -   Code of Ethics of SBAM and Salomon Smith Barney Inc. (London)
              (filed as Exhibit p(2) to Post-Effective Amendment No. 34 to the
              Registration Statement on Form N-1A and incorporated herein by reference).

  p(3)    -   Code of Ethics of SBAM and Salomon Smith Barney Inc. (Hong Kong
              and Singapore) (filed as Exhibit p(3) to Post-Effective Amendment
              No. 34 to the Registration Statement on Form N-1A and incorporated herein by reference).

OTHER EXHIBITS

     (a)(1) Power of Attorney for Carol Colman and Daniel Cronin (filed as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

     (a)(2) Power of Attorney for Leslie H. Gelb, Dr. Riordan Roett and Jeswald
W. Salacuse (filed as Other Exhibit (a) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A and incorporated herein by reference).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          Certain portfolios of the Registrant may be deemed to be under common control with Salomon Brothers Capital Fund Inc because the same (or an affiliated) entity owns greater than 25% of the outstanding shares of one or more classes of shares of such portfolios and such fund.

ITEM 25. INDEMNIFICATION.

          Reference is made to Article VII of Registrant's Articles of Incorporation, Article V of Registrant's By-Laws and Section 4 of the Distribution Agreement between the Registrant and Salomon Smith Barney Inc.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          The list required by this Item 26 of officers and directors of SBAM, SBAM Limited and SBAM AP together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Part One of their respective FORM ADV filed by SBAM, SBAM Limited and SBAM AP, respectively, pursuant to the Advisers Act (SEC File Nos. 801-32046, 801-43335 and 801-51393, respectively).

ITEM 27. PRINCIPAL UNDERWRITER.

          (a) Salomon Smith Barney Inc., the Registrant's distributor, is the distributor for Smith Barney Trust II, CitiFunds Trust III, CitiFunds Premium Trust, and CitiFunds Institutional Trust. Salomon Smith Barney Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio, and Cash Reserves Portfolio.

          Salomon Smith Barney Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investment Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Institutional Series Funds Inc., Salomon Brothers Opportunity Fund, Salomon Brothers 2008 Worldwide Income Fund, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management

Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

          (a) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

          (b) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     (1)  Salomon Brothers Asset Management Inc.
          399 Park Avenue
          New York, New York 10022
          (investment manager)

     (2)  State Street Bank & Trust Company
          225 Franklin Street
          Boston, MA 02110
          (custodian)

     (3)  PFPC Global Fund Services, Inc.
          P.O. Box 9764
          Providence, RI 02940-9764
          (transfer agent)

     (4)  Salomon Smith Barney Inc.
          388 Greenwich Street
          New York, New York 10013
          (distributor)

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in fact, thereto duly authorized, in the City of New York and State of New York, on the 25th day of February, 2003.

                                               SALOMON BROTHERS SERIES FUNDS INC


                                               By: /s/ R. Jay Gerken
                                                   -----------------------------
                                                   R. JAY GERKEN
                                                   CHAIRMAN AND PRESIDENT

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on February 25, 2003.

SIGNATURE                           TITLE
---------                           -----


/s/ R. Jay Gerken                   Chairman, President and Director
---------------------------------
(R. JAY GERKEN)                     (Principal Executive Officer)


Carol L. Colman*                    Director
---------------------------------
(Carol L. Colman)


Daniel P. Cronin*                   Director
---------------------------------
(Daniel P. Cronin)


Leslie H. Gelb*                     Director
---------------------------------
(Leslie H. Gelb)


Dr. Riordan Roett*                  Director
---------------------------------
(Dr. Riordan Roett)


Jeswald W. Salacuse*                Director
---------------------------------
(Jeswald W. Salacuse)


/s/ Lewis E. Daidone                Executive Vice President and Chief
---------------------------------   Administrative Officer
LEWIS E. DAIDONE)                   (Principal Financial and Accounting Officer)


*By /s/ R. Jay Gerken
    -----------------
    (R. JAY GERKEN,
    AS ATTORNEY-IN-FACT)